APRIL 3, 2000



TIAA-CREF Mutual Funds


P R O S P E C T U S


           | INTERNATIONAL EQUITY FUND
           | GROWTH EQUITY FUND
           | GROWTH & INCOME FUND
           | EQUITY INDEX FUND
           | SOCIAL CHOICE EQUITY FUND
           | MANAGED ALLOCATION FUND
           | BOND PLUS FUND
           | SHORT-TERM BOND FUND
           | HIGH-YIELD BOND FUND
           | TAX-EXEMPT BOND FUND
           | MONEY MARKET FUND



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE FUNDS' SHARES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



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TABLE OF CONTENTS

SUMMARY INFORMATION
Investment Objectives,
Strategies and Risks                                                           3
  The Dual Investment
    Management Strategy                                                        3
Past Performance                                                              13
Fees and Expenses                                                             16

MORE INFORMATION ABOUT
THE FUNDS
General Investment Risks                                                      18
The Equity Funds                                                              19
  The Dual Investment
  Management Strategy                                                         19
  The International Equity Fund                                               20
  The Growth Equity Fund                                                      20
  The Growth & Income Fund                                                    21
  The Equity Index Fund                                                       22
  The Social Choice Equity Fund                                               23
  Additional Investment Strategies
  for the Equity Funds                                                        24
The Managed Allocation Fund                                                   24
The Bond Funds                                                                26
  The Bond Plus Fund                                                          26
  The Short-Term Bond Fund                                                    27
  The High-Yield Bond Fund                                                    28
  The Tax-Exempt Bond Fund                                                    30
  Additional Investment Strategies
  for the Bond Funds                                                          31
The Money Market Fund                                                         32

TIAA-CREF MUTUAL FUNDS'
MANAGEMENT                                                                    34

CALCULATING SHARE PRICE                                                       35

DIVIDENDS AND DISTRIBUTIONS                                                   36

TAXES                                                                         37

YOUR ACCOUNT: BUYING, SELLING OR
EXCHANGING SHARES
Types of Accounts                                                             39
How to Open an Account and Make
Subsequent Investments                                                        39
How to Redeem Shares                                                          41
How to Exchange Shares                                                        43
Other Investor Information                                                    44

ELECTRONIC PROSPECTUSES                                                       46

FINANCIAL HIGHLIGHTS                                                          48


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SUMMARY INFORMATION

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

TIAA-CREF Mutual Funds has 11 investment portfolios. An investor can lose money in any of these funds, or the funds could underperform other investments.

The funds have a number of principal investment risks in common. The funds are all subject to:

o Market Risk - Prices of securities in general can decline over short or extended periods as a result of political or economic events.

The funds that invest in equities are subject to:

o Company Risk - A company's current earnings can fall or its overall financial soundness may decline. As a result, the price of its stock may go down.

The funds that invest in fixed income securities are subject to:

o Credit Risk - A decline in a company's overall financial soundness may make it unable to pay principal and interest bonds when due.

o Current Income Risk - This is the risk that falling interest rates will cause the fund's income to decline.

o    Interest Rate Risk - Bond prices may fall as interest rates rise.

The funds that make foreign investments are subject to:

o Foreign Investment Risk - Investing in securities traded on foreign exchanges or in foreign markets can involve special risks. For example, changes in currency exchange rates, the possible imposition of market controls, currency exchange controls or foreign taxes, lower liquidity and higher volatility in some foreign markets and/or political, social or diplomatic events could reduce the value of a fund's investments.

Investments in the funds are not deposits of the TIAA-CREF Trust Company FSB and aren't insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The TIAA-CREF Mutual Funds are not appropriate for market timing. You should not invest in the funds if you are a market timer.

Special risks associated with particular funds are discussed in the following summaries of each fund's objectives, strategies and policies.

THE DUAL INVESTMENT MANAGEMENT STRATEGY(SM)

Three of the equity funds, the Growth Equity, Growth & Income, and International Equity Funds, use TIAA-CREF's Dual Investment Management Strategy. Each fund has a "Stock Selection" and an "Enhanced Index" subportfolio. The Stock Selection subport-

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folio holds a relatively small number of stocks that we believe offer superior returns. These stocks are chosen using fundamental analysis. The rest of the fund is invested in the Enhanced Index subportfolio, which seeks to outperform each fund's benchmark index, while limiting the possibility of underperforming the benchmark. The funds' management teams attempt to outperform the benchmark indexes by over- or under- weighting many stocks in the index by small amounts, based on proprietary stock scoring models. Using the Dual Investment Strategy, we have the flexibility to allocate amounts between the Stock Selection subportfolio and the Enhanced Index subportfolio, based upon investment opportunities that we determine to be available at any particular time. This approach enables the funds to stay invested even when we cannot find sufficient investment opportunities for the Stock Selection subportfolio.

INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE: The fund seeks favorable long-term returns, mainly through capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests in a broadly diversified portfolio of primarily foreign equity investments, using the Dual Investment Management Strategy. For the Stock Selection subportfolio, the fund selects individual stocks, and lets the fund's country and regional asset allocation evolve from its stock selection. The fund looks for companies of all sizes that meet a number of criteria including sustainable growth, consistent cash flow and attractive stock prices based on current earnings, assets and long-term growth prospects. The benchmark index for the fund is the Morgan Stanley Capital International EAFE(R) (Europe, Australasia, Far East) Index.

SPECIAL INVESTMENT RISKS: Foreign investment risk is the most important risk of investing in this fund. This risk may be even more pronounced for the fund's investments in emerging market countries. The fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies.

As with any mutual fund, you can lose money by investing in this fund.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who seek above-average long-term returns, understand the advantages of diversification across international markets and are willing to tolerate the greater risks of international investing. The risk of investing in the fund is moderate to high.

GROWTH EQUITY FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests in stocks of companies in new and emerging areas of the economy, and compa-

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nies with distinctive products or promising market conditions, using the Dual
Investment Management Strategy. These include Internet infrastructure companies, semiconductor manufacturing companies and computer-related companies. For its Stock Selection subportfolio, the fund looks for companies that we believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets or growth prospects. It can invest in companies to benefit from prospective acquisitions, reorganizations, or corporate restructurings or other special situations. Foreign investments can be up to 40 percent of the portfolio. The benchmark index for the fund is the Russell 3000(R) Growth Index (Russell 3000 is a trademark and a service mark of the Frank Russell Company).

SPECIAL INVESTMENT RISKS: The fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies. Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. This means the fund will probably be more volatile than the overall stock market.

As with any mutual fund, you can lose money by investing in this fund.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who are looking for long-term capital appreciation and a favorable long-term return, but are willing to tolerate fluctuations in value. The risk of investing in the fund is moderate to high.

GROWTH & INCOME FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term return through capital appreciation and investment income.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests in a broadly diversified portfolio of common stocks selected for their investment potential, using the Dual Investment Management Strategy. For its Stock Selection subportfolio, the fund looks primarily for stocks of larger, well-established, mature growth companies which we believe are attractively priced, show the potential to grow faster than the rest of the market, and offer a growing stream of dividend income. 80 percent of the fund's assets are in income-producing equity securities. The fund may also invest in a few rapidly growing smaller companies and may have up to 20 percent of assets in foreign securities. The benchmark index for the fund is the S&P 500 Composite Stock Index.

SPECIAL INVESTMENT RISKS: Stocks paying relatively high dividends may significantly underperform other stocks during periods of rapid market appreciation.

As with any mutual fund, you can lose money by investing in this fund.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who want capital appreciation and current income but also can accept the risk of market fluctuations. The risk of investing in the fund is moderate.

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Equity Index Fund

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.

PRINCIPAL INVESTMENT STRATEGIES: The fund is designed to track U.S. equity markets as a whole and invests in stocks in the Russell 3000 Index. The fund uses a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the index without actually investing in all 3,000 stocks in the index.

SPECIAL INVESTMENT RISKS: While the fund attempts to closely track the Russell 3000 Index, it does not invest in all 3,000 stocks in the index. Thus there is no guarantee that the performance of the fund will match that of the index.

As with any mutual fund, you can lose money by investing in this fund.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who seek a fund that tracks the return of a broad U.S. equity market index. The risk of investing in the fund is moderate.

Social Choice Equity Fund

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term rate of return that tracks the investment performance of the U.S. stock market while giving special consideration to certain social criteria.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests primarily in a diversified set of common stocks. The fund attempts to track the return of the U.S. stock market as represented by the S&P 500 Composite Stock Index, while investing only in companies whose activities are consistent with the fund's social criteria. It does this primarily by investing in S&P 500 companies that are not excluded by the fund's social criteria, so that the fund's portfolio approaches the overall investment characteristics (e.g., yield and industry weight) of the S&P 500. Currently, the fund invests only in companies that do not:

o engage in activities that result or are likely to result in significant damage to the natural environment;

o    have a significant portion of their business in weapons manufacturing;

o    produce and market alcoholic beverages or tobacco products;

o    produce nuclear energy; or

o have operations in Northern Ireland and have not adopted the MacBride Principles (a fair employment code for U.S. firms operating in Northern Ireland) or have not operated consistently with such principles and in compliance with the Fair Employment Act of 1989 (Northern Ireland).

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SPECIAL INVESTMENT RISKS: Because its social criteria exclude some investments, this fund may not be able to take advantage of the same opportunities or market trends as do the funds that don't use such criteria.

As with any mutual fund, you can lose money by investing in this fund.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who seek an equity investment that is generally broad-based but excludes companies that engage in certain activities. The risk of investing in the fund is moderate.

Managed Allocation Fund

INVESTMENT OBJECTIVE: The fund seeks a return that reflects the broad investment performance of the financial markets through capital appreciation and investment income.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests in the TIAA-CREF Mutual Funds' other investment funds. Usually, the fund will invest approximately 60 percent of its assets in the Growth & Income, International Equity and Growth Equity Funds and approximately 40 percent in the Bond Plus, Short Term or High-Yield Bond Funds. The Growth & Income Fund invests in a broadly diversified portfolio of stocks selected for their investment potential. The International Equity Fund invests in a broadly diversified portfolio of primarily foreign equity investments. The Growth Equity Fund invests in stocks of companies in new and emerging areas of the economy and companies with distinctive products or promising market conditions. The Bond Plus Fund divides its portfolio into two segments, one of which invests in a broad range of investment-grade debt securities, and the other of which seeks enhanced returns through investments in illiquid or non-investment grade securities. The Short-Term Bond Fund invests in a broad range of U.S. Treasury and Agency securities and corporate bonds with maturities from 1-5 years. The High-Yield Bond Fund invests primarily in lower-rated, higher-yielding fixed-income securities.

As a result of its investments in these funds, the Managed Allocation Fund holds a mix of domestic stocks of companies of all sizes, foreign stocks, and bonds of varying maturities and credit qualities. When changes in financial and economic conditions affect the relative attractiveness of the markets in which those underlying funds are invested, we will adjust these percentages up and down by up to 15 percent. For example, we would increase the fund's fixed income holdings whenever we believe the equity markets will decline, or reduce the fund's holdings in the International Equity Fund when we believe foreign markets are unusually volatile.

SPECIAL INVESTMENT RISKS: The fund shares the risks of the funds it invests in. For its investments in the International Equity Fund, it is subject to the special risks of foreign investing. The fund's investments in the Growth Equity Fund are subject to the risk that stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies.

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Investments in the Growth & Income Fund are subject to the risk that stocks paying relatively high dividends may significantly underperform other stocks during periods of rapid market appreciation. For the fund's investments in the Bond PLUS and High-Yield Bond Funds, it is subject to the risks of investments in non-investment grade securities (also called "high-yield" or "junk" bonds). Investments in non-investment grade bonds are subject to above-average interest rate risk and credit risk. For the fund's investments in the Bond PLUS and Short-Term Bond Funds, it is subject to prepayment and extension risk. The Managed Allocation Fund is considered "nondiversified" for purposes of the 1940 Act, because it invests in the shares of only a small number of other issuers (funds). However, the funds in which the Managed Allocation Fund invests are themselves considered diversified investment companies.

As with any mutual fund, you can lose money by investing in this fund.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who prefer to have their asset allocation decisions made by professional money managers. The fund is suitable for investors with medium to long-term time horizons and who seek broad diversification. The risk of investing in the fund is moderate.

Bond PLUS Fund

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

PRINCIPAL INVESTMENT STRATEGIES: The fund's portfolio is divided into two segments. The first segment, which makes up at least 75 percent of the fund, is invested primarily in a broad range of the debt securities in the Lehman Brothers Aggregate Bond Index. The majority of this segment is invested in U.S. Treasury and Agency securities, corporate bonds and mortgage-backed securities. The fund is managed to track the duration of the Lehman Index. (Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.) The fund holds mainly investment grade securities rated in the top four credit categories by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"). The fund will overweight or underweight individual securities or sectors as compared to their weight in the Lehman Index depending on where we find undervalued or overlooked issues that we believe offer the potential for superior returns. The fund's second segment seeks enhanced returns through investments in illiquid securities (such as "Rule 144A" private placements) or non-investment grade securities, but investments in illiquid securities won't be more than 15 percent of the fund's net assets.

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SPECIAL INVESTMENT RISKS: The fund is subject to general interest rate risk, credit risk and current income risk for fixed income securities. Interest rate risk is the possibility that prices of bonds held by the fund may decline if interest rates rise. For example, if interest rates rise by 1 percent, the market value of a portfolio with a duration of 5 years would decline by approximately 5 percent. Investments in mortgage-backed securities are subject to extension and prepayment risk. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value. Prepayment risk is the possibility that a decline in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return.

Non-investment grade securities (also called "high-yield" or "junk" bonds) involve higher risks than investment grade bonds. Their issuers may be less creditworthy and/or have a higher risk of becoming insolvent. The fund's investments in illiquid securities may be difficult to sell for their fair market value.

As with any mutual fund, you can lose money by investing in this fund.

WHO MAY WANT TO INVEST: The fund may be appropriate for more conservative investors who want to invest in a general bond fund and can accept a slightly higher level of risk than a traditional bond fund. The risk of investing in the fund is low to moderate.

SHORT-TERM BOND FUND

INVESTMENT OBJECTIVE: The fund seeks high current income consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests primarily in a broad range of investment grade debt securities that make up the Lehman Brothers Mutual Fund Short (1-5 year) Government/Corporate Index. These are primarily U.S. Treasury and Agency securities and corporate bonds with 1-5 year maturities. The fund can also hold domestic and foreign corporate bonds, debentures, notes, mortgage-backed securities, asset-backed securities, convertible securities and preferred stocks. The fund is managed to track the duration of the Lehman Index, which was 2.37 years as of December 31, 1999. (Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.) The fund may overweight or underweight individual securities or sectors as compared to their weight in the Lehman Index, or hold securities not in the index, depending on where we find undervalued or overlooked issues that we believe offer the potential for superior returns.

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SPECIAL INVESTMENT RISKS: The fund is subject to general interest rate risk, credit risk and current income risk for fixed income securities. Interest rate risk is the possibility that prices of bonds held by the fund may decline if interest rates rise. For example, if interest rates rise by 1 percent, the market value of a portfolio with a duration of 2.5 years would decline by approximately 2.5 percent. Current income risk, the risk that income from the fund's investments will decline if prevailing interest rates decline, is particularly significant for this fund. The fund's investments in mortgage-backed securities are subject to extension and prepayment risk. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value. Prepayment risk is the possibility that a decline in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return.

As with any mutual fund, you can lose money by investing in this fund.

WHO MAY WANT TO INVEST: The fund may be appropriate for more conservative investors who seek to minimize volatility of changes in principal value. The risk of investing in the fund is low.

High-Yield Bond Fund

INVESTMENT OBJECTIVE: The fund seeks high current income and, when consistent with its primary objective, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests primarily in lower-rated, higher-yielding fixed income securities, such as domestic and foreign corporate bonds, debentures, loans and notes, as well as convertible securities and preferred stocks. Under normal market conditions, the fund invests at least 80 percent of its assets in securities rated lower than investment grade (and their unrated equivalents) or other high-yielding securities. These are often called "junk bonds". Most of these investments will be rated in the BB or B categories by Standard & Poor's, or in the Ba or B categories by Moody's. The fund may invest up to 20 percent of its assets in the following other types of instruments: payment in kind or deferred interest obligations, defaulted securities, asset-backed securities, securities rated below B- and illiquid securities. The fund can also hold U.S. Treasury and Agency securities whenever suitable corporate securities aren't available or we want to increase the fund's liquidity. Up to 20 percent of the fund's assets can be invested in securities of foreign issuers. Investments in illiquid securities will never be more than 15 percent of the fund's assets. The securities the fund owns will usually have maturities of ten years or less.

SPECIAL INVESTMENT RISKS: The fund is subject to above-average interest rate risk and credit risk. Investors should expect greater fluctuations in share price, yield and total

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return compared to mutual funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. During the periods when the market for high-yield securities is volatile, it may be difficult for the fund to buy or sell its securities. This fund entails a significantly higher level of risk of loss of invested funds than bond funds that don't invest primarily in lower-rated debt securities.

Issuers of "junk" bonds are typically in weak financial or operational health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade securities, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. "Junk" bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

Current income risk can also be significant for this fund. The fund's investments in illiquid securities may be difficult to sell for their fair market value.

As with any mutual fund, you can lose money by investing in this fund.

WHO MAY WANT TO INVEST: The fund may be appropriate for less conservative investors who want to invest in an income fund that invests in high-yield securities and who are willing to accept a significantly higher level of risk than with traditional bond funds. The fund may also be appropriate for investors who seek additional diversification for their portfolios, since in the past the returns for high-yield bonds have not correlated closely with the returns from other types of assets. The risk of investing in the fund is moderate.

TAX-EXEMPT BOND FUND

INVESTMENT OBJECTIVE: The fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests primarily in investment grade municipal securities, the interest on which is exempt from regular federal income tax (i.e., excludable from gross income for individuals for federal income tax purposes). Under normal market conditions, the fund invests almost all of its assets in municipal securities. It can invest up to 20 percent of its assets in private activity bonds. The interest from private activity bonds and the fund's distribution of that interest may be a preference item for purposes of the federal alternative minimum tax. The fund invests in intermediate and long-term securities with remaining maturities at the time of purchase from three to thirty years. We expect the fund to maintain an average duration of approximately 7 years. (Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.) The fund may invest up to 20 percent of its assets in non-investment grade securities such as "junk" bonds or in nonrated securities.

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SPECIAL INVESTMENT RISKS: The fund is subject to interest rate risk - that is, prices of bonds held by the fund may decline if interest rates rise. For example, if interest rates rise by 1 percent, the market value of a portfolio with a duration of 7 years would decline by approximately 7 percent. Because of their tax-exempt status, the yields and market values of municipal securities may be hurt more by changes in tax rates and policies than similar taxable income bearing securities. Non-investment grade securities involve higher risks than investment grade bonds. Their issuers may be less creditworthy and/or have a higher risk of becoming insolvent.

The fund's investments in mortgage-backed securities are subject to extension and prepayment risk. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value. Prepayment risk is the possibility that a decline in interest rates may cause the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return.

As with any mutual fund, you can lose money by investing in this fund.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who seek tax-free income and capital appreciation and can assume a higher level of risk than with traditional income funds. The risk of investing in the fund is low to moderate.

MONEY MARKET FUND

INVESTMENT OBJECTIVE: The fund seeks high current income consistent with maintaining liquidity and preserving capital.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests primarily in high quality short-term money market instruments. It limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments.

SPECIAL INVESTMENT RISKS: The fund is subject to current income volatility - that is, the income received by the fund may decrease as a result of a decline in interest rates.

WHO MAY WANT TO INVEST: The fund may be suitable for conservative investors who are looking for a high degree of principal stability and liquidity and are willing to accept returns that are lower than those offered by longer-term investments. The risk of investing in the fund is very low.

AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

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PAST PERFORMANCE

The bar charts and performance table help illustrate some of the risks of investing in the funds, and how investment performance varies. (We have not provided any information for the new funds, which don't yet have a performance history.) The bar charts show each fund's performance in 1998 and 1999, and below the chart we note each fund's best and worst returns for a calendar quarter in 1998 and 1999. The performance table shows each fund's returns over the 1999 calendar year and since inception, and how those returns compare to those of broad-based securities market indexes. How the funds have performed in the past is not necessarily an indication of how they will perform in the future.

INTERNATIONAL EQUITY FUND

[BAR GRAPH REPRESENTED BELOW IN ITS PRINTED PIECE.]

                 1998 ...................  19.27%

                 1999 ...................  55.83%

Best quarter: 36.65%, for the quarter ended December 1999. Worst quarter:
-16.06%, for the quarter ended September 1998.

GROWTH EQUITY FUND

[BAR GRAPH REPRESENTED BELOW IN ITS PRINTED PIECE.]

                 1998 ...................  35.97%

                 1999 ...................  33.00%

Best quarter: 28.36%, for the quarter ended December 1998. Worst quarter:
-12.27%, for the quarter ended September 1998.

GROWTH & INCOME FUND

[BAR GRAPH REPRESENTED BELOW IN ITS PRINTED PIECE.]

                 1998 ...................  30.51%

                 1999 ...................  24.46%

Best quarter: 22.99%, for the quarter ended December 1998. Worst quarter:
-10.98%, for the quarter ended September 1998.

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MANAGED ALLOCATION FUND

[BAR GRAPH REPRESENTED BELOW IN ITS PRINTED PIECE.]

                 1998 ...................  21.24%

                 1999 ...................  19.20%

Best quarter: 14.01%, for the quarter ended December 1998. Worst quarter:
-5.69%, for the quarter ended September 1998.

Bond Plus Fund

[BAR GRAPH REPRESENTED BELOW IN ITS PRINTED PIECE.]

                 1998 ...................   8.94%

                 1999 ...................  -1.01%

Best quarter: 4.46%, for the quarter ended September 1998. Worst quarter:
-1.18%, for the quarter ended June 1999.


MONEY MARKET FUND

[BAR GRAPH REPRESENTED BELOW IN ITS PRINTED PIECE.]

                 1998 ...................  5.45%

                 1999 ...................  5.05%

Best quarter: 1.36%, for the quarter ended December 1999. Worst quarter: 1.17%, for the quarter ended June 1999.

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                    One year                               Since inception
                                                               (January 1, 1999 to                      (September 2, 1997 to
                                                                December 31, 1999)                        December 31, 1998)
International Equity Fund                                             55.83%                                    29.16%

     Morgan Stanley Capital International EAFE
     (Europe, Australasia, and
     Far East) Index                                                  26.97%                                    18.41%

 Growth Equity Fund                                                   33.00%                                    33.36%

     Russell 3000 Growth Index                                        33.82%                                    32.01%

 Growth & Income Fund                                                 24.46%                                    27.45%

     S&P 500 Composite Stock Index                                    21.04%                                    25.20%

 Managed Allocation Fund                                              19.20%                                    19.78%

     Morgan Stanley Capital International
     EAFE Index                                                       26.97%                                    18.41%

     S&P 500 Composite Stock Index                                    21.04%                                    25.20%

     Lehman Brothers Aggregate Bond Index                              -.82%                                     5.22%

     Composite Index (12% Morgan Stanley EAFE,
     48% S&P 500 Composite Stock Index and
     40% Lehman Brothers Aggregate Bond Index)                        13.01%                                    16.89%

 Bond PLUS Fund                                                       -1.01%                                     5.26%

     Lehman Brothers Aggregate Bond Index                              -.82%                                     5.22%

 Money Market Fund                                                     5.05%                                     5.29%

     IBC Money Fund Report - All Taxable Average                       4.64%                                     5.05%

For the Money Market Fund's most current 7-day yield, please call us at 800 223-1200.

Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of the funds. The TIAA-CREF Mutual Funds do not have a 12b-1 fee.

SHAREHOLDER FEES
  (fees paid directly from your investment)

Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price) ...................................   0%
Maximum Deferred Sales Charge ...........................................   0%
Maximum Sales Charge Imposed on Reinvested Dividends ....................   0%
Redemption Fee ..........................................................   0%
Exchange Fee ............................................................   0%

ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

                                                                        TOTAL FUND                                        NET
                                    MANAGEMENT           OTHER           OPERATING                   FEE              CURRENT
                                           FEE        EXPENSES            EXPENSES             WAIVER(1)                 FEES
------------------------------------------------------------------------------------------------------------------------------
 International Equity Fund               0.99%               0               0.99%                 0.50%                0.49%
------------------------------------------------------------------------------------------------------------------------------
 Growth Equity Fund                      0.95%               0               0.95%                 0.50%                0.45%
------------------------------------------------------------------------------------------------------------------------------
 Growth & Income Fund                    0.93%               0               0.93%                 0.50%                0.43%
 Equity Index Fund                       0.76%               0               0.76%                 0.50%                0.26%
------------------------------------------------------------------------------------------------------------------------------
 Social Choice Equity Fund               0.77%               0               0.77%                 0.50%                0.27%
------------------------------------------------------------------------------------------------------------------------------
 Managed Allocation Fund(2)              0.89%               0               0.89%                 0.50%                0.39%
 Bond Plus Fund                          0.80%               0               0.80%                 0.50%                0.30%
------------------------------------------------------------------------------------------------------------------------------
 Short-Term Bond Fund                    0.80%               0               0.80%                 0.50%                0.30%
------------------------------------------------------------------------------------------------------------------------------
 High-Yield Bond Fund                    0.84%               0               0.84%                 0.50%                0.34%
 Tax-Exempt Bond Fund                    0.80%               0               0.80%                 0.50%                0.30%
------------------------------------------------------------------------------------------------------------------------------
 Money Market Fund                       0.79%               0               0.79%                 0.50%                0.29%
------------------------------------------------------------------------------------------------------------------------------

(1) Teachers Advisors, Inc. ("Advisors"), the investment advisor for the funds, has agreed to waive a portion of its fee for managing each fund (other than the Managed Allocation Fund, which doesn't pay a management fee). This waiver is contractual and will remain in effect until July 1, 2003.

(2) Teachers Advisors does not receive a management fee for its services to the Managed Allocation Fund. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund invests. The expenses in the table are based on a typical asset mix for the Managed Allocation Fund: 24 percent Growth Equity Fund, 24 percent Growth & Income Fund, 12 percent International Equity Fund and 40 percent Bond PLUS Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the TIAA-CREF Mutual Funds with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a fund for the time periods indicated beginning on April 3, 2000 and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the funds' operating expenses remain the same. A portion of the investment management fee has been waived through July 1, 2003. The example reflects the expiration of the waiver at that time. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                              1 YEAR           3 YEARS            5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------
 International Equity Fund                       $50              $157               $378            $1,054
------------------------------------------------------------------------------------------------------------
 Growth Equity Fund                              $46              $144               $356            $1,007
------------------------------------------------------------------------------------------------------------
 Growth & Income Fund                            $44              $138               $345            $  983
------------------------------------------------------------------------------------------------------------
 Equity Index Fund                               $27              $ 84                 --                --
------------------------------------------------------------------------------------------------------------
 Social Choice Equity Fund                       $28              $ 87                 --                --
------------------------------------------------------------------------------------------------------------
 Managed Allocation Fund (1)                     $40              $125               $323            $  936
------------------------------------------------------------------------------------------------------------
 Bond Plus Fund                                  $31              $ 97               $273            $  828
------------------------------------------------------------------------------------------------------------
 Short-Term Bond Fund                            $31              $ 97                 --                --
------------------------------------------------------------------------------------------------------------
 High-Yield Bond Fund                            $35              $109                 --                --
------------------------------------------------------------------------------------------------------------
 Tax-Exempt Bond Fund                            $31              $ 97                 --                --
------------------------------------------------------------------------------------------------------------
 Money Market Fund                               $30              $ 93               $268            $  816
------------------------------------------------------------------------------------------------------------

(1) The Managed Allocation Fund itself has no expense charges. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund invests. The expenses in the table are based on a typical asset mix for the Managed Allocation Fund: 24 percent Growth Equity Fund, 24 percent Growth & Income Fund, 12 percent International Equity Fund and 40 percent Bond PLUS Fund.

MORE INFORMATION ABOUT THE FUNDS

Each fund is a separate series of the TIAA-CREF Mutual Funds, with its own distinct investment objective. The following section provides more information about the investment objectives, the principal investment strategies and techniques each fund uses to accomplish its objective, the principal types of securities each fund plans to purchase, and the risks involved in an investment in a fund. These policies and techniques are not fundamental and may be changed by the Board of Trustees without shareholder approval. However, we'll notify you of any significant changes. For more details about the funds' policies and restrictions, see the Statement of Additional Information (SAI).

There's no guarantee that any fund will meet its investment objective.

GENERAL INVESTMENT RISKS

The funds have a number of principal investment risks in common.

All the funds are subject to:

o Market risk - volatility in the prices of securities due to changing conditions in the financial markets.

The funds that invest in equities are subject to:

o Company risk - the possibility that current earnings will fall or that overall financial soundness will decline, reducing the security's value.

The funds that invest in fixed income securities are subject to:

o Interest rate risk - the risk that a debt instrument's value will decline if interest rates change. A rise in interest rates usually causes the market value of fixed-rate securities to go down, while a rate decline usually results in an increase in the market values of those securities.

o Current income risk - the possibility that falling interest rates will cause the fund's income to decline.

o Credit risk - the possibility the issuer of a fixed income security won't be able to pay principal and interest when due.

The funds that invest in foreign securities are subject to:

o Foreign investment risk. Investing in securities traded on foreign exchanges or in foreign markets can involve risks beyond those of domestic investing. These include: 1) changes in currency exchange rates; 2) possible imposition of market controls or currency exchange controls; 3) possible imposition of withholding taxes on dividends and interest; 4) possible seizure, expropriation, or nationalization of assets; 5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; 6) the lower liquidity and higher volatility in some foreign markets; 7) the impact of political, social, or diplomatic events; 8) the difficulty of evaluating some foreign economic trends; or 9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

THE EQUITY FUNDS

THE DUAL INVESTMENT MANAGEMENT STRATEGY(SM)

The International Equity Fund, Growth Equity Fund and Growth & Income Fund use TIAA-CREF's Dual Investment Management Strategy. The Dual Investment Management Strategy works like this:

We divide a fund into two separate subportfolios called the "Stock Selection" subportfolio and the "Enhanced Index" subportfolio. The relative sizes of these two segments vary as we shift money between them in response to investment opportunities.

The Stock Selection subportfolio holds a relatively small number of stocks that we believe offer superior returns. We will usually use fundamental analysis to select individual stocks or sectors for investment in the Stock Selection subportfolio. Each fund's stock selection subportfolio is described further below.

Money that is not invested in a fund's Stock Selection subportfolio goes to its Enhanced Index segment. Here the goal is two-fold: (1) to outperform each fund's benchmark index and (2) to limit the possibility of significantly underperforming that benchmark. The funds' management teams attempt to outperform the benchmark indexes by over- or under-weighting many stocks in the index by small amounts, based on proprietary stock scoring models. In other words, a fund will hold more or less of some stocks than its benchmark index. The managers attempt to control the risk of underperforming the benchmarks by maintaining the same overall financial characteristics (such as volatility, dividend yield and industry weights) as the benchmarks.

The Dual Investment Strategy enables the funds to stay invested even when we cannot find sufficient investment opportunities for the Stock Selection portfolio.

The benchmarks for each fund's Enhanced Index subportfolio currently are as follows:

Growth & Income                        S&P 500 Composite
                                       Stock Index

International Equity                   Morgan Stanley EAFE
                                       (Europe, Australasia,
                                       Far East) Index

Growth Equity                          Russell 3000 Growth
                                       Index

Using these indexes is not a fundamental policy of the TIAA-CREF Mutual Funds, so we can substitute other indexes without shareholder approval. We'll notify you before we make such a change.

THE INTERNATIONAL EQUITY FUND

The INTERNATIONAL EQUITY FUND seeks a favorable long-term return, mainly through capital appreciation, from a broadly diversified portfolio that consists primarily of foreign equity investments. The fund intends to always have at least 80 percent of its assets in equity securities of companies located in at least three different countries, other than the United States.

For the Stock Selection subportfolio, we select individual stocks and let the fund's country and regional asset allocation evolve from that stock selection. We do, however, regularly monitor the fund's sector and country exposure in order to control risk.

The fund looks for companies of all sizes with

o    sustainable growth

o    focused management with successful track records

o    unique and easy to understand franchises (brands)

o stock prices that don't fully reflect the stock's inherent value, based on the company's current earnings, assets, and long-term growth prospects

o    consistent generation of free cash flow

SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on pages 18 and 19. Foreign investment risk is the most significant risk for this fund. The risks associated with foreign investment often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile. In addition, foreign investors are subject to a variety of special restrictions in many emerging countries. The fund's exposure to emerging markets is currently limited to those investments that the Enhanced Index subportfolio uses to track the performance of the emerging markets segment of the Morgan Stanley EAFE Index. The fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies.

THE GROWTH EQUITY FUND

The GROWTH EQUITY FUND seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth. Normally, the fund will have at least 80 percent of total assets in equity securities that have the potential for capital appreciation.

The fund uses the Dual Investment Management Strategy. The fund's Stock Selection subportfolio can invest in companies of all sizes, including companies in new and emerging areas of the economy and companies with distinctive products or promising markets. We choose individual investments based on a company's prospects under current or forecasted economic, financial and market conditions, looking for companies we believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets, or growth prospects.

The fund can also invest in large, well-known, established companies, particularly when we believe they have new or innovative products, services, or processes that enhance future earnings prospects. The fund can also invest in companies in order to benefit from prospective acquisitions, reorganizations, or corporate restructurings or other special situations.

The Growth Equity Fund can buy foreign securities and other instruments if we believe they have superior investment potential. Depending on investment opportunities, the fund may have from 0 to 40 percent of its assets in foreign securities. The securities will be those traded on foreign exchanges or in other foreign markets and may be denominated in foreign currencies or other units of account.

SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on pages 18 and 19. There are also special risks to investing in growth stocks. The fund may at times hold a significant amount of stocks of smaller, lesser-known companies. Their stock prices may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities. Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Growth Equity Fund will probably be more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period.

THE GROWTH & INCOME FUND

The GROWTH & INCOME FUND seeks a favorable long-term return through capital appreciation and investment income, primarily from a broadly diversified portfolio of common stocks. Normally, at least 80 percent of the fund's portfolio will be in income-producing equity securities selected for their investment potential.

The fund invests in a broadly diversified portfolio of common stocks. The fund's Stock Selection subportfolio concentrates on individual companies rather than sectors or industries. The fund looks for stocks of larger, well-established, mature growth companies, which we believe are fairly priced, show the potential to grow faster than the rest of the market, and offer a growing stream of dividend income. In particular, we look for companies that are leaders in their industries, with premium product lines. We also look for companies with shareholder-oriented managements dedicated to creating shareholder value. The fund may also invest in rapidly growing smaller companies. It can have up to 20 percent of assets in foreign securities.

SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on pages 18 and 19. In addition, there are special risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation.

THE EQUITY INDEX FUND

The EQUITY INDEX FUND seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by the Russell 3000, a broad market index.

Although the fund invests in stocks in the Russell 3000 Index, it doesn't invest in all 3,000 stocks in the index. Rather, we use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the index. This means that a company can remain in the fund even if it performs poorly, unless the company is removed from the Russell 3000. The management team uses proprietary quantitative models to replicate the broad market exposure and characteristics of the Russell 3000 Index.

Using the Russell 3000 Index isn't fundamental to the fund's investment objective and policies. We can change the index used in this fund at any time and will notify you if we do so.

The fund can also invest in securities and other instruments, such as futures, whose return depends on stock market prices. We select these instruments to attempt to match the total return of the Russell 3000, but we may not always be able to do so.

The Russell 3000 Index is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98 percent of the total market capitalization of the publicly traded U.S. equity market. The market capitalization of the individual companies in the index ranged from $178 million to $407.2 billion with an average of $5.34 billion as of December 31, 1999. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time. The Russell 3000 Index is not a mutual fund and you cannot invest directly in the index. The Equity Index Fund isn't promoted, endorsed, sponsored or sold by or affiliated with the Frank Russell Company.

SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on pages 18 and 19. In addition, there are special risks associated with indexed investing. The fund attempts to closely track the Russell 3000 Index and changes are made to its holdings to reflect changes in the index. However, the fund doesn't invest in all 3,000 stocks in the index, so we can't guarantee that the performance of the fund will match that of the index. Also, the fund's returns, unlike those of the index, are reduced by investment and other operating expenses. The stock prices of smaller, lesser-known companies, which make up a small part of the index, may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities.

THE SOCIAL CHOICE EQUITY FUND

The SOCIAL CHOICE EQUITY FUND seeks a favorable long-term rate of return that reflects the investment performance of the U.S. stock market while giving special consideration to certain social criteria. Normally, at least 80 percent of the fund's assets will be invested in common stocks.

The fund attempts to track the return of the U.S. stock market as represented by the S&P 500 Composite Stock Index. It does this primarily by investing in S&P 500 companies that are not excluded by the fund's social criteria, so that the fund's portfolio approaches the overall investment characteristics (e.g., yield and industry weight) of the S&P 500.

The fund's social criteria are non-fundamental investment policies. Advisors can change them without the approval of the fund's shareholders. Currently, the fund invests only in companies that do not:

o engage in activities that result or are likely to result in significant damage to the natural environment;

o    have a significant portion of their business in weapons manufacturing;

o    produce and market alcoholic beverages or tobacco products;

o    produce nuclear energy; or

o have operations in Northern Ireland and have not adopted the MacBride Principles (a fair employment code for U.S. firms operating in Northern Ireland) or have not operated consistently with such principles and in compliance with the Fair Employment Act of 1989 (Northern Ireland).

For the first three criteria, we assess the issuer to decide whether the activity is a "significant" part of its business - basing our decision on, for example, how large a part of a company's operation the activity involves or how much revenue it brings in. In determining whether a particular activity is significant to a company, we do not rely on strict objective criteria, but rather make judgments based on the facts and circumstances pertaining to the company.

The Corporate Governance and Social Responsibility Committee of our Board of Trustees provides guidance in deciding whether investments meet the social criteria. It uses information from independent organizations such as the Investor Responsibility Research Center, Inc. We'll do our best to make sure the fund's investments meet the social criteria, but we can't guarantee that every holding will always do so. Even if an investment is not excluded by the social criteria, we have the option of excluding it if we decide it is not suitable.

The fund isn't restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The fund can also invest in securities issued by other countries or their agencies and instrumentalities as approved by the Committee on Corporate Governance and Social Responsibility. The fund can also invest up to 15 percent of its assets in foreign securities.

SPECIAL INVESTMENT RISKS: Because its social criteria exclude some investments, this fund may not be able to take advantage of the same opportunities or market trends as do the funds that don't use such criteria.

ADDITIONAL INVESTMENT STRATEGIES FOR THE EQUITY FUNDS

Each equity fund may also buy and sell options, futures contracts, and options on futures. We intend to use options and futures primarily for hedging or for cash management. To manage currency risk, the equity funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies.

The equity funds can also invest in newly developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with a fund's investment objective and restrictions.

THE MANAGED ALLOCATION FUND

The MANAGED ALLOCATION FUND seeks favorable returns that reflect the broad investment performance of the financial markets through capital appreciation and investment income. The Managed Allocation Fund will pursue this goal primarily through investments in TIAA-CREF Mutual Funds' other investment funds, each of which is described in this prospectus.

Normally, about 60 percent of the Managed Allocation Fund's assets will be in shares of the Growth & Income, International Equity and Growth Equity Funds, and about 40 percent will be in shares of the Bond Plus, Short-Term Bond and High-Yield Bond Funds. The Growth & Income Fund invests in a broadly diversified portfolio of stocks selected for their investment potential. The International Equity Fund invests in a broadly diversified portfolio of primarily foreign equity investments. The Growth Equity Fund invests in stocks of companies in new and emerging areas of the economy and companies with distinctive products or promising market conditions. The Bond Plus Fund divides its portfolio into two segments, one of which invests in a broad range of investment-grade debt securities, and the other of which seeks enhanced return through investments in illiquid or non-investment grade securities. The Short-Term Bond Fund invests in a broad range of U.S. Treasury and Agency securities, and corporate bonds with maturities from 1-5 years. The High-Yield Bond Fund invests primarily in lower-rated, higher-yielding fixed-income securities.

As a result, the Managed Allocation Fund's returns reflect investments in a mix of domestic stocks of companies of all sizes, foreign equities, and a variety of fixed income instruments of varying maturities and credit qualities. To maintain an appropriate allocation among the underlying funds, we monitor the foreign and domestic equity markets, as well as overall financial and economic conditions. If the relative attractiveness of the markets in which the underlying funds are invested changes, we can adjust the percentage investments in the underlying funds up and down by up to 15 percent.

The composition of the fund's fixed income portion will vary depending on the shape of the yield curve. This means that when there is not much difference between the yield on short term and longer term bonds, the fund will increase its investments in the Short-Term Bond Fund. The fund will have less than 5 percent of assets in the High-Yield Bond Fund.

The fund might sometimes be even more heavily weighted toward equities or fixed income, if we believe market conditions warrant it. For example, we might increase the fund's holdings in the fixed income funds in periods where we believe the equity markets will decline, or reduce the fund's holdings in the International Equity Fund when we believe foreign markets are unusually volatile.

For flexibility in meeting redemptions, expenses, and the timing of new investments, and as a short-term defense during periods of unusual volatility, the fund can also invest in government securities (as defined in the Investment Company Act of 1940 [the "1940 Act"]), short-term paper, or shares of the Money Market Fund. For temporary defensive purposes, the Managed Allocation Fund may invest without limitation in such securities. We can't guarantee that this strategy will be successful.

INVESTMENT RISKS: The Managed Allocation Fund shares the risks of the funds it invests in. For more about these risks, see the "Investment Risks" sections of the International Equity, Growth Equity, Bond Plus, Short-Term Bond and High-Yield Bond Fund descriptions, as well as the general investment risks described on pages 18 and 19.

Because the Managed Allocation Fund invests in the securities of a limited number of other mutual funds, it is considered "nondiversified" for purposes of the 1940 Act. Sometimes nondiversified funds have special risks. However, the funds in which the Managed Allocation Fund invests are themselves considered diversified investment companies.

It is possible that the interests of the Managed Allocation Fund could diverge from the interests of one or more of the funds in which it invests (underlying funds). That could create a conflict of interest between the Managed Allocation Fund and its underlying funds, in which case it could be difficult for the TIAA-CREF Mutual Funds Board of Trustees and officers to fulfill their fiduciary duties to each fund. The Board believes it has structured each fund to avoid these concerns. However, it is still possible that sometimes proper action for the Managed Allocation Fund could hurt the interests of any underlying fund, or vice versa. If that happens, Teachers Advisors and the Board and officers of TIAA-CREF Mutual Funds will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Teachers Advisors and the TIAA-CREF Mutual Funds' Board and officers will in any case closely and continuously monitor each fund's investments to avoid these concerns as much as possible.

THE BOND FUNDS

THE BOND PLUS FUND

The BOND PLUS FUND seeks a favorable long-term return, primarily through high current income consistent with preserving capital. Normally, at least 80 percent of the fund's assets will be invested in bonds.

The fund is managed to track the duration of the Lehman Brothers Aggregate Bond Index. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. As of December 31, 1999, the duration of the index was 4.92 years. By keeping the fund's duration close to the Lehman Index's duration, the fund's returns due to changes in interest rates should be similar to the index's returns due to changes in interest rates.

The fund's portfolio is divided into two segments. The first segment, which makes up at least 75 percent of the fund, is invested primarily in a broad range of the debt securities in the Lehman Index. The majority of this segment is invested in U.S. Treasury and Agency securities, corporate bonds and mortgage-backed securities. The fund's holdings are mainly high-quality securities rated in the top four credit categories by Moody's or Standard & Poor's, or that we determine are of comparable quality. The fund will overweight or underweight individual securities or sectors as compared to their weight in the Lehman Index depending on where we find undervalued or overlooked issues that we believe offer the potential for superior returns compared to the Lehman index. This segment can make foreign investments, but we don't expect them to exceed 15 percent of the fund's assets. The fund can also invest in money market instruments.

The other segment of the fund is invested in securities with special features, in an effort to improve the fund's total return. This segment primarily will be invested in illiquid securities (such as "Rule 144A" private placements) or non-investment grade securities (those rated Ba1 or lower by Moody's or BB+ or lower by Standard & Poor's). Currently this part of the fund has less than 5 percent of the fund's assets, but if market conditions warrant it could grow as large as 25 percent. However, investments in illiquid securities will never be more than 15 percent of the fund's assets.

SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on pages 18 and 19. In addition, non-investment grade securities, which are usually called "high-yield" or "junk" bonds, offer higher returns but also entail higher risks. Their issuers may be less creditworthy or have a higher risk of becoming insolvent. Small changes in the issuer's creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment grade bonds. Lower-rated bonds can also be harder to value or sell, and their prices can be more volatile than the prices of higher-quality securities.

Bear in mind that all these risks can also apply to the lower levels of "investment grade" securities, for example, Moody's Baa and Standard &Poor's BBB. Also, securities originally rated "investment grade" are sometimes downgraded later on, should a ratings service believe the issuer's business outlook or creditworthiness has deteriorated. If that happens to a security in the Bond Plus Fund, it may or may not be sold, depending on our analysis of the issuer's prospects. However, the fund won't purchase below-investment-grade securities if that would increase their amount in the portfolio above our current investment target. We don't rely exclusively on credit ratings when making investment decisions because they may not alone be an accurate measure of the risk of lower-rated bonds. Instead, we also do our own creditanalysis, paying particular attention to economic trends and other market events.

The fund can hold illiquid securities. The risk of investing in illiquid securities is that they may be difficult to sell for their fair market value.

The fund's investments in mortgage-backed securities are subject to prepayment and extension risk. Prepayment risk is the possibility that a change in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.

THE SHORT-TERM BOND FUND

The SHORT-TERM BOND FUND seeks high current income consistent with preservation of capital. The fund invests primarily in a broad range of debt securities comprising the Lehman Brothers Mutual Fund Short (1-5 year) Government/Corporate Index. These are primarily U.S. Treasury and Agency securities, and corporate bonds with maturities from 1 to 5 years. It can also hold other fixed-income securities. These include foreign corporate bonds, debentures and notes, mortgage-backed securities, asset-backed securities, convertible securities, and preferred stocks. The fund may overweight or underweight individual securities or sectors as compared to their weight in the index where we find undervalued or overlooked issues that we believe offer the potential for superior returns. The fund may also invest in securities that aren't in the index because we believe they offer the potential for superior returns.

The fund generally seeks to maintain an average duration equal to that of its benchmark, plus or minus 6 months. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. By keeping the duration of the fund close to the index's duration, the fund's returns due to changes in interest rates should be similar to the index's returns due to changes in interest rates. As of December 31, 1999, the duration of the index was 2.37 years.

The Short-Term Bond Fund also may invest up to 15 percent of its assets in the securities of foreign issuers. The fund may invest in mortgage-backed securities including pass-through certificates and collateralized mortgage obligations
(CMOs).

SPECIAL INVESTMENT RISKS: The fund is subject to general interest rate risk and credit risk for debt and other fixed income securities as described on page 18.

Mortgage-backed securities in which the fund may invest are subject to extension risk and prepayment risk. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value. Prepayment risk is the possibility that a change in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return.

THE HIGH-YIELD BOND FUND

The HIGH-YIELD BOND FUND primarily seeks high current income and, when consistent with its primary objective, capital appreciation. The fund invests primarily in lower-rated, higher-yielding fixed income securities, such as domestic and foreign corporate bonds, debentures, and notes, as well as convertible securities and preferred stocks. Under normal market conditions, the fund invests at least 80 percent of its assets in debt and other fixed income securities rated lower than investment grade (and their unrated equivalents) or other high-yielding securities. (These are often called "junk" bonds). Most of these will be securities rated in the BB or B categories by Standard & Poor's, or in the Ba or B categories by Moody's. The fund may invest up to 20 percent of its assets in the following other types of instruments: payment in kind or deferred interest obligations, defaulted securities, asset-backed securities, securities rated lower than B- or B3, and securities having limited liquidity.

The fund can make foreign investments, but we don't expect them to be over 20 percent of the fund's assets. The fund can have up to 15 percent of its assets in illiquid securities. The fund can also invest in U.S. Treasury and Agency securities or other short-term instruments when other suitable investment opportunities aren't available, or when we want to build the portfolio's liquidity.

The premise of the High-Yield Bond Fund is that over long periods of time, a broadly diversified portfolio of lower-rated, higher-yielding securities should, net of capital losses, provide a higher net return than a similarly diversified portfolio of higher-rated, lower-yielding securities of similar duration. We attempt to minimize the risks of investing in lower-rated securities by:

o Doing our own credit analysis (independent of the rating agencies). We will buy securities of issuers with a balance of operational and financial risks that we believe make it likely that they will be able to meet their financial obligations

o Constructing a portfolio of securities diversified by industry, geography, maturity, duration and credit quality

o Buying or selling particular securities to take advantage of anticipated changes and trends in the economy and financial markets

Our judgment of the value of any particular security is a function of our experience with lower-rated securities, evaluation of general economic and securities market conditions and the financial condition of the security's issuer. Under some market conditions, the fund may sacrifice potential yield in order to adopt a defensive posture designed to preserve capital. Teachers Advisors, the fund's investment advisor, may from time to time share investment research and ideas about high-yield securities with its affiliate, Teachers Insurance and Annuity Association (TIAA). While the fund believes that such sharing of information provides benefits to the fund and its shareholders, the fund may at times be prevented from buying or selling certain securities or may need to sell certain securities before it might otherwise do so, in order to comply with the federal securities laws.

SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on pages 18 and 19. In addition, the fund is subject to above-average interest rate risk and credit risk. Investors should expect greater fluctuations in share price, yield and total return compared to mutual funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. During the periods when the market for high-yield securities is volatile, it may be difficult for the fund to buy or sell its securi-ties. An investment in this fund is much riskier than an investment in bond funds that don't invest primarily in lower-rated debt securities.

Issuers of "junk" bonds are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade securities, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. "Junk" bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

The fund can hold illiquid securities. Illiquid securities may be difficult to sell for their fair market value.

Current income risk can also be significant for this fund.

THE TAX-EXEMPT BOND FUND

The TAX-EXEMPT BOND FUND seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital. Under normal market conditions, the fund invests almost all of its assets in municipal securities. Municipal securities include bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel for the issuers, is exempt from regular federal income tax (i.e., excludable from gross income for individuals for federal income tax purposes but not necessarily exempt from state or local taxes).

We pursue superior returns using yield spread and credit analysis to identify and invest in undervalued market sectors and individual securities. We usually sell investments that we believe are overvalued. We generally seek to maintain an average duration in the fund equal to that of its benchmark, the Lehman Brothers 10 Year Municipal Bond Index, of approximately 7 years. Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation facilities, schools, streets and public utilities such as water and sewer works. Municipal securities include private activity bonds, municipal leases, certificates of participation, municipal obligation components and municipal custody receipts.

The fund can invest up to 20 percent of its assets in private activity bonds. Private activity bonds are tax-exempt bonds whose proceeds are used to fund private, for-profit organizations. The interest on these securities (including the fund's distribution of that interest) may be a preference item for purposes of the federal alternative minimum tax (AMT). The AMT is a special tax system that ensures that individuals and certain corporations pay at least some federal taxes. Income from securities that are a preference item is included in the computation of the AMT.

All of the fund's assets are dollar-denominated securities. The fund may invest up to 20 percent of assets in unrated instruments and in lower-rated, higher-yielding securities, such as "junk" bonds.

SPECIAL INVESTMENT RISKS: The fund is subject to general interest rate risk and credit risk for debt and other fixed income securities as described on page 18. The fund also is subject to current income volatility and the related risk that falling interest rates will cause the fund's income to fall as it invests assets at progressively lower rates. As with most income funds, the fund is subject to "call" risk arising from the possibility that during periods of declining interest rates, an issuer of a municipal obligation may call (i.e., retire) a high yielding obligation before its maturity date. This often creates an unanticipated capital gain liability for shareholders and requires the fund to reinvest the proceeds at the lower prevailing interest rate.

Because of their tax-exempt status, the yields and market values of municipal securities may be hurt more by changes in tax rates and policies than similar taxable income bearing securities.

Obligations of the issuer to pay the principal and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints on the enforcement of those obligations. There is also the possibility that litigation or other conditions may materially affect the power or ability of the issuer to pay the principal or interest on a municipal obligation when due. Municipal lease obligations and certificates of participation are subject to the added risk that a government lessee will fail to appropriate funds to enable it to make lease payments.

This may not be an appropriate investment in connection with tax-favored arrangements like IRAs, or if you are in a low tax-bracket.

ADDITIONAL INVESTMENT STRATEGIES FOR THE BOND FUNDS

The bond funds can invest in mortgage-backed securities. These can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (CMOs). Mortgage pass-through securities are formed when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is "passed through" to investors in periodic principal and interest payments. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs.

The bond funds may use a trading technique called "mortgage rolls", in which we "roll over" an investment in a mortgage-backed security before its settlement date in exchange for a similar security with a later settlement date. The bond funds may also engage in duration-neutral relative value trading, a technique in which we buy and sell government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve. These techniques are designed to enhance a fund's returns, but they do increase the fund's portfolio turnover rate. However, we don't expect these techniques to significantly raise a fund's capital gains. There are no commissions on purchases and sales of fixed income securities, so increased trading will not raise the fund's expenses.

The bond funds can invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics, and interest-only mortgage-backed securities are particularly sensitive to prepayment risk, which may also include actual loss of invested funds.

Each bond fund may also buy and sell options, futures contracts, and options on futures. We intend to use options and futures primarily for hedging or for cash management. To manage currency risk, the fixed income funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies.

The bond funds can also invest in recently developed financial instruments, such as swaps and options on swaps ("swaptions"), so long as these are consistent with a fund's investment objective and restrictions.

THE MONEY MARKET FUND

The MONEY MARKET FUND seeks high current income to the extent consistent with maintaining liquidity and preserving capital.

We seek to maintain a stable net asset value of $1.00 per share of the Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the fund's assets in securities or other instruments maturing in 397 days or less. We can't assure you that we will be able to maintain a stable net asset value of $1.00 per share for this fund.

The fund will invest primarily in:

(1) Commercial paper (short-term "IOUs" issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or dollar-denominated foreign companies;

(2) Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers' acceptances, and other short-term debt;

(3) Securities issued by or whose principal and interest are guaranteed by the U.S. government or one of its agencies or instrumentalities;

(4) Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

(5) Repurchase agreements involving securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers' acceptances;

(6)  Participation interests in loans banks have made to the issuers of (1) and
     (4) above (these may be considered illiquid);

(7)  Asset-backed securities issued by domestic corporations or trusts;

(8) Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and

(9) Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

The Money Market Fund will only purchase money market instruments that at the time of purchase are "First Tier Securities,"- that is, rated within the highest category by at least two nationally recognized statistical rating organizations (NRSROs), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The fund can also invest up to 30 percent of its assets in money-market and debt instruments of foreign issuers denominated in U.S. dollars.

The above list of investments is not exclusive and the fund may make other investments consistent with its investment objective and policies.

SPECIAL INVESTMENT RISKS: The principal risk of investing in the Money Market Fund is current income risk - that is, the income the fund receives may fall as a result of a decline in interest rates. To a lesser extent, the fund is also subject to the general risks described above on pages 18 and 19.

TIAA-CREF Mutual Funds' Management

Teachers Advisors manages the assets of the TIAA-CREF Mutual Funds, under the supervision of the Funds' Board of Trustees (the Board). Teachers Advisors is a wholly-owned indirect subsidiary of Teachers Insurance and Annuity Association of America (TIAA). It is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. Teachers Advisors also manages the investments of TIAA-CREF Institutional Mutual Funds, TIAA Separate Account VA-1, the TIAA-CREF Life Funds and the investment portfolio of New York State's College Choice Tuition Savings Plan. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC, the personnel of Teachers Advisors also manage the investment accounts of the College Retirement Equities Fund. Teachers Advisors is located at 730 Third Avenue, New York, NY 10017.

Teachers Advisors' duties include conducting research, recommending investments, and placing orders to buy and sell securities. Teachers Advisors is also responsible for providing, or obtaining at its own expense, the services needed for the day-to-day operation of each fund. These include distribution, custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. Teachers Advisors also acts as liaison among the various service providers to the funds, including custodians, portfolio accounting agents, portfolio managers, and transfer agents.

Under the terms of an Investment Management Agreement between TIAA-CREF Mutual Funds and Teachers Advisors, Teachers Advisors is entitled to an annual fee of
0.99 percent, 0.95 percent, 0.93 percent, 0.76 percent, 0.77 percent, 0.80 percent, 0.80 percent, 0.84 percent, 0.80 percent and 0.79 percent of the average daily net assets of the International Equity Fund, the Growth Equity Fund, the Growth & Income Fund, the Equity Index Fund, the Social Choice Equity Fund, the Bond Plus Fund, the Short-Term Bond Fund, the High-Yield Bond Fund, the Tax-Exempt Bond Fund and the Money Market Fund, respectively. It receives no fee for managing the Managed Allocation Fund. Teachers Advisors currently has voluntarily waived its right to receive that portion of its fee equal to 0.50 percent of the average daily net assets of each fund (other than the Managed Allocation Fund). This waiver is guaranteed to remain in effect until July 1, 2003.

Each fund is managed by a team of fund managers, whose members are jointly responsible for the day-to-day management of the fund, with expertise in the area(s) applicable to the fund's investments.

CALCULATING SHARE PRICE

We determine the net asset value (NAV) per share, or share price, of a fund on each day the New York Stock Exchange is open for business. We do this when trading closes on all U.S. national exchanges where securities or other investments of a fund are principally traded. We will not price fund shares on days that the New York Stock Exchange is closed. We compute a fund's NAV by dividing the value of the fund's assets, less its liabilities, by the number of outstanding shares of that fund.

For all funds except the Money Market Fund, we usually use market quotations or independent pricing services to value securities and other instruments. If market quotations or independent pricing services aren't readily available, we'll use a security's "fair value," as determined in good faith by or under the direction of the TIAA-CREF Mutual Funds' Board of Trustees. Money market instruments with maturities of 60 days or less are valued at amortized cost. We may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time a fund's net asset value is calculated.

To calculate the Money Market Fund's net asset value per share, we value its portfolio securities at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Fund's portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security's market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

The NAV per share of the Managed Allocation Fund will be based on the NAV per share of each of the underlying funds in which it invests. Therefore, although we will determine the net asset value per share of the Managed Allocation Fund as described above, we cannot price the Managed Allocation Fund's shares until we determine the NAV per share of the underlying funds.

DIVIDENDS AND DISTRIBUTIONS

Each fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the fund and capital gains realized from the sale of securities. The following table shows how often we pay dividends on each fund:

FUND                                                   DIVIDEND PAID

The International Equity Fund                            Annually

The Growth Equity Fund                                   Annually

The Growth & Income Fund                                 Quarterly

The Managed Allocation Fund                              Quarterly

The Equity Index Fund                                    Annually

The Social Choice Equity Fund                            Annually

The Bond Plus Fund                                       Monthly

The High-Yield Bond Fund                                 Monthly

The Short-Term Bond Fund                                 Monthly

The Tax-Exempt Bond Fund                                 Monthly

The Money Market Fund                                    Monthly


Although we pay dividends monthly from the Money Market Fund, these dividends are calculated and declared daily.

We intend to pay net capital gains from all funds that have them once a year.

You can elect from among the following distribution options:

1. REINVESTMENT OPTION, SAME FUND. We'll automatically reinvest your dividend and capital gain distributions in additional shares of the fund. Unless you elect otherwise, this will be your distribution option.

2. REINVESTMENT OPTION, DIFFERENT FUND. We'll automatically reinvest your dividend and capital gain distributions in additional shares of another fund in which you already hold shares.

3. INCOME-EARNED OPTION. We'll automatically reinvest your capital gain distributions, but you will be sent a check for each dividend distribution.

4. CAPITAL GAINS OPTION. We'll automatically reinvest your dividend distributions, but you will be sent a check for each capital gain distribution.

5. CASH OPTION. We'll send a check for your dividend and each capital gain distribution.

We make distributions for each fund on a per share basis to the shareholders of record on the fund's distribution date. We do this regardless of how long the shares have been held. That means if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution. Cash distribution checks will be mailed within seven days.

TAXES

As with any investment, you should consider how your investment in any fund will be taxed. However, the information about taxes in this prospectus is general. It won't apply to you if you are investing through a tax-deferred account such as an IRA. Consult your tax advisor if you need more information.

TAXES ON DISTRIBUTIONS. Unless you are tax-exempt or hold fund shares in a tax-deferred account, you must pay federal income tax, and possibly also state or local taxes, on distributions. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December and paid in January are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, income and short-term capital gain distributions from a fund are taxed as ordinary income; long-term capital gain distributions are taxed as long-term capital gains. Every January, we will send you and the IRS a statement showing the taxable distributions paid to you in the previous year from each fund. Long-term capital gain distributions are taxed at a maximum rate of 20 percent to all individual investors. Individuals in the 15 percent tax bracket pay 10 percent tax on their long-term capital gains. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the fund held the securities the sale of which led to the gain.

SPECIAL CONSIDERATIONS FOR TAX-EXEMPT BOND FUND SHAREHOLDERS. The Tax-Exempt Bond Fund expects to distribute "exempt-interest dividends." These dividends will be exempt income for regular federal income tax purposes. However, any distributions derived from the fund's net long-term capital gains will ordinarily be taxable to shareholders as long-term capital gains. Any distributions derived from taxable interest income, net short-term capital gains and certain net realized foreign exchange gains will be taxable to shareholders as ordinary income.

If you borrow money to purchase or hold Tax-Exempt Bond Fund shares, the interest on the money you borrow usually will not be deductible for federal income tax purposes.

Some of the exempt-interest dividends that the Tax-Exempt Bond Fund pays come from its investments in private activity bonds. These dividends may be an item of tax preference in determining your federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other elements of adjusted gross income in determining whether or not any Social Security or railroad retirement payments you may receive are subject to federal income taxes.

If you hold shares in the Tax-Exempt Bond Fund for six months or less, and you sell or exchange them for a loss, you can't claim the full amount of the loss for federal income tax purposes if you have received an exempt interest dividend from the fund. The dividend amount must be deducted from the loss you claim.

TAXES ON SALES OR REDEMPTIONS. When you sell shares in a fund (including exchanges to other funds) you will usually have a capital gain or loss equal to the difference between your adjusted cost basis in the shares and the cash (or fair market value of other property) you receive from the sale.

Whenever you sell shares of a fund, we will send you a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

BACKUP WITHHOLDING. If you provide us with the wrong taxpayer identification number, or fail to certify that the number is correct, we are required to withhold 31 percent of the taxable distributions and redemption proceeds from your account. We also may be required to begin backup withholding, if the IRS instructs us to do so.

"BUYING A DIVIDEND." If you buy shares just before a fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as "buying a dividend." For example, assume you bought shares of a fund for $10.00 per share the day before the fund paid a $0.25 per share dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 per share dividend in your gross income for tax purposes.

EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments and these taxes generally will reduce such fund's distributions. If a fund qualifies to pass through a credit or deduction for such taxes paid, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income than was actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment in some types of instruments.

SPECIAL CONSIDERATIONS FOR CORPORATE/INSTITUTIONAL ACCOUNTS. If you are a corporate investor, some of the dividends from net investment income paid by the Growth Equity Fund, Growth & Income Fund, Equity Index Fund and Social Choice Equity Fund usually will qualify for the corporate dividends-received deduction. How much of those dividends qualifies depends on how much qualifying dividend income each fund receives from U.S. sources. Corporate investors seeking to claim this deduction may have to satisfy certain holding period and debt financing restrictions. We expect that little or none of the distributions paid by the other TIAA-CREF Mutual Funds portfolios will qualify for the corporate dividends-received deduction.

YOUR ACCOUNT:BUYING, SELLING OR EXCHANGING SHARES

TYPES OF ACCOUNTS

o Individual accounts (for one person) or joint accounts (more than one person).

o    Trust accounts (other than foreign trust accounts).

o Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

o Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

o Education IRAs. This account lets you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

o    Corporate/institutional accounts.

For more information about opening an IRA or corporate/institutional account, please call us.

HOW TO OPEN AN ACCOUNT AND
MAKE SUBSEQUENT INVESTMENTS

To open an account, send us a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of our consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org/mfunds.

The minimum initial investment is $250 per fund (or $25 if you establish an Automatic Investment Plan). Subsequent investments must be for at least $25. All purchases must be in U.S. dollars and checks must be drawn on U.S. banks.

We consider all requests for purchases, checks, and other forms of payments to be received when they are received in "good order". (See page 44.) We won't accept third party checks for over $10,000.

TO OPEN AN ACCOUNT BY MAIL: Send your check, made payable to TIAA-CREF Mutual Funds, and/or application to:

First Class Mail: The TIAA-CREF Mutual Funds
                  c/o State Street Bank
                  P.O. Box 8009
                  Boston, MA 02266-8009

Overnight Mail:   The TIAA-CREF Mutual Funds
                  c/o State Street Bank
                  66 Brooks Drive
                  Braintree, MA 02184-3839

TO OPEN AN ACCOUNT BY WIRE: Send us your application by mail, then call us to confirm that your account has been established. Instruct your bank to wire money to:

                  State Street Bank
                  ABA Number 011000028
                  DDA Number 99052771

Specify on the wire:

o    The TIAA-CREF Mutual Funds

o Account registration (names of registered owners), address and Social Security Number(s) or Taxpayer Identification Number

o Indicate if this is for a new or existing account (provide fund account number if existing)

o The fund or funds in which you want to invest, and amount per fund to be invested

You can purchase additional shares in any of the following ways:

BY MAIL: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you don't have an investment coupon, use a separate piece of paper to give us your name, address, fund account number, and the fund or funds you want to invest in and the amount to be invested in each fund.

BY AUTOMATIC INVESTMENT PLAN: You can make subsequent investments automatically by electing this service on your initial application or later upon request.

By electing this option you authorize us to take regular, automatic withdrawals from your bank. To begin this service, send us a voided check or savings account investment slip. It will take us about 10 days from the time we receive it to set up your automatic investment plan. You can make automatic investments semi-monthly (on the 1st and 15th of each month or on the next following business day if those days are not business days), monthly or quarterly (on the 1st or 15th of the month). Investments must be for at least $25 per account.

You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after we receive your request.

BY TELEPHONE: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional TIAA-CREF Mutual Funds shares over the telephone. There is a $100,000 limit on these purchases. Telephone requests can't be modified or canceled.

All shareholders automatically have the right to buy shares by telephone, except for Education IRA accounts. If you don't want the telephone purchase option, you can indicate this on the application or call us at 800 223-1200 any time after opening your account.

OVER THE INTERNET: With TIAA-CREF's Inter/ACT system, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. Inter/ACT can be accessed through TIAA-CREF's homepage at www.tiaa-cref.org.

Before you can use Inter/ACT, you must enter your personally selected Personal Identification Number (PIN) and social security number.

Inter/ACT will lead you through the transaction process, and we will use reasonable procedures to confirm that the instructions given are genuine. All transactions over Inter/ACT are recorded electronically. If you don't have a personally selected PIN, call us to get one.

BY WIRE: To buy additional shares by wire, follow the instructions above for opening an account by wire. (You do not have to send us an application again.)

POINTS TO REMEMBER FOR ALL PURCHASES:

o Your investment must be for a specified dollar amount. We can't accept purchase requests specifying a certain price, date, or number of shares; we'll return these investments.

o We reserve the right to reject any application or investment. There may be circumstances when we will not accept new investments in one or more of the funds.

o If you have a securities dealer (including a mutual fund "supermarket"), bank, or other financial institution handle your transactions, they may charge you a fee. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transaction.

o If your purchase check does not clear or payment on it is stopped, or if we do not receive good funds through electronic funds transfer, we will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by any of the funds or Teachers Advisors. If you are already a shareholder, we can redeem shares from any of your account(s) as reimbursement for all losses. We also reserve the right to restrict you from making future purchases in any of the funds. There is a $15 fee for all returned items, including checks and electronic funds transfers.

HOW TO REDEEM SHARES

You can redeem (sell) your shares at any time. Redemptions must be for at least $250 or the balance of your investment in a fund, if less.

Usually, we send your redemption proceeds to you on the second business day after we receive your request, but not later than seven days afterwards, assuming the request is in good order (see page 44). If you request a redemption of shares shortly after you have purchased those shares by check or automatic investment plan, we will process your redemption but will hold your redemption proceeds for up to 10 calendar days to allow the check or automatic investment to clear.

We send redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, we will require a letter of instruction with signature guarantee (see page 45). We can send your redemption proceeds in several different ways: by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read "Points to Remember When Redeeming," below.

We can postpone payment if (a) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

You can redeem shares in any of the following ways:

BY MAIL: Send your written request to either of the addresses listed in the "How to Open an Account and Make Subsequent Investments" section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, signature guarantees (if required), and any other required supporting legal documentation. Once mailed to us, your redemption request is irrevocable and cannot be modified or canceled.

BY TELEPHONE: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

All shareholders have the telephone redemption option automatically. If you do not want to be able to redeem by telephone, indicate this on your application or call us any time after opening your account.

Telephone redemptions are not available for IRA accounts.

BY CHECK: If you've elected the Money Market Fund's check writing privilege, you can make redemptions from the Money Market Fund by check. All registered account owners must sign a signature card before the privilege can be exercised. You can establish check writing on your account when you apply or later upon request.

For joint accounts, we require only the signature of any one owner on a check. You can write as many checks as you want, as long as each check is for at least $250. We reserve the right to charge a $10 fee if you write a check for less than $250; if there are insufficient Money Market Fund shares in your account to cover the amount of the check; or for each check you write if you have already written 24 checks in one year.

You can't write a check to close your TIAA-CREF Money Market Fund account because the value of the fund changes daily as dividends are accrued. You also cannot write a check to redeem shares from the Money Market Fund for 10 days after you have sent us a check or automatic investment plan payment to purchase Money Market Fund shares if your Money Market Fund Account does not otherwise have a sufficient balance to support the redemption check.

BY SYSTEMATIC REDEMPTION PLAN: You can elect this feature only from funds with balances of at least $5,000. We'll automatically redeem enough shares in a particular fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) to provide you with a check or electronic transfer to your bank. You must specify the dollar amount (minimum $250) of the redemption and from which fund you want to redeem shares.

If you want to set up a systematic redemption plan, contact us and we'll send you the necessary forms. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A signature guarantee is required for this address change.

We can terminate the systematic redemption plan option at any time, although we will notify you if we do. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling us. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after we receive your instructions.

POINTS TO REMEMBER WHEN REDEEMING:

o We can't accept redemption requests specifying a certain price or date; these requests will be returned.

o If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send us your request in writing with a signature guarantee.

o For redemptions of more than $250,000, we reserve the right to give you marketable securities instead of cash.

HOW TO EXCHANGE SHARES

You can exchange shares in a fund for shares of any other fund at any time. An exchange is a sale of shares from one fund and a purchase of shares in another fund.

The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange to a fund in which you already own shares must be at least $25, and an exchange to a new fund must be at least $250.

Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security or Tax Identification Number.

You can make exchanges in any of the following ways:

BY MAIL: Send a letter of instruction to either of the addresses in the "How to Open an Account and Make Subsequent Investments" section. The letter must include your name, address, and the funds and/or accounts you want to exchange between.

BY TELEPHONE: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

OVER THE INTERNET: You can exchange shares using TIAA-CREF's Inter/ACT system, which can be accessed through TIAA-CREF's homepage at www.tiaa-cref.org. Once made, your Inter/ACT transaction cannot be modified or canceled.

BY SYSTEMATIC EXCHANGE: You can elect this feature only if the balance of the fund from which you are transferring shares is at least $5,000. We automatically redeem shares from a specified fund and purchase shares in another fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange to a fund in which you already own shares must be for at least $25, and an exchange to a new fund must be for at least $250.

If you want to set up a systematic exchange, you can contact us and we will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling us. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after we receive your instructions.

POINTS TO REMEMBER WHEN EXCHANGING:

o Make sure you understand the investment objective of the fund you exchange shares into. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

o To maintain low expense ratios and avoid disrupting the management of each fund's portfolio, we reserve the right to suspend the exchange privilege if you have made more than 12 exchanges within a 12-month period from any fund except the International Equity Fund and the High-Yield Bond Fund. For those funds we reserve the right to suspend the exchange privilege if you make more than 6 exchanges in a 12-month period. We also reserve the right to reject any exchange request and to modify or terminate the exchange option at any time.

o    An exchange is considered a sale of securities, and therefore is taxable.

OTHER INVESTOR INFORMATION

GOOD ORDER: Your initial application and later requests for transactions will not be processed until they are received in good order by our transfer agent, Boston Financial Data Services. Good order means that your application is properly completed or your transaction request includes your fund account number, the amount of the transaction (in dollars or shares), signatures of all owners exactly as registered on the account, and any other supporting legal documentation that may be required.

SHARE PRICE: If you buy shares from us directly, the share price we use will be the NAV per share next calculated after Boston Financial Data Services receives your application or request in good order. If you buy shares through an intermediary, such as a securities dealer (including a mutual fund "supermarket"), bank or investment adviser, the share price we use will be the NAV per share next calculated after the intermediary accepts the order. If this occurs before the New York Stock Exchange closes (usually 4:00 p.m., Eastern
Time) your price will be the NAV per share for that day. If it's after the New York Stock Exchange closes, your price will be the NAV per share for the next business day. An intermediary could require you to place an order before 4:00 p.m. to get the NAV per share for that day.

MINIMUM ACCOUNT SIZE: Due to the relatively high cost of maintaining smaller accounts, we reserve the right to redeem shares in any account if, as the result of redemptions, the value of that account drops below $100. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed.

TAX IDENTIFICATION NUMBER: You must give us your taxpayer identification number (which, for most individuals, is your social security number) and tell us whether or not you are subject to back-up withholding for prior under-reporting. If you don't furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to federal (and in a few cases state) tax withholding.

CHANGING YOUR ADDRESS: To change the address on your account, please call us or send us a written notification signed by all registered owners of your account.

SIGNATURE GUARANTEE: For some transaction requests (for example, when you're redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services, such as check writing, to an existing account), we require a signature guarantee of each owner of record of an account. This requirement is designed to protect you and the TIAA-CREF Mutual Funds from fraud, and to comply with rules on stock transfers. You can get a signature guarantee from a bank or trust company, savings bank, savings and loan association, or a member of a national stock exchange. A notary public can't provide a signature guarantee. For more information about when a signature guarantee is required, please contact us.

TRANSFERRING SHARES: You can transfer ownership of your account to another person or organization or change the name on your account by sending us written instructions. All registered owners of the account must sign the request and provide signature guar-antees. When you change the name on an account, shares in that account are transferred to a new account.

TRANSFER ON DEATH: If you live in certain states, you can designate one or more persons (beneficiaries) to whom your TIAA-CREF Mutual Funds shares can be transferred upon death. You can set up your account with a Transfer On Death
(TOD) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime. Currently, all states except Louisiana, New York and North Carolina allow transfer on death. Transfer on death is also currently unavailable in the District of Columbia.

TELEPHONE AND INTER/ACT TRANSACTIONS: The funds aren't liable for losses from unauthorized telephone and Inter/ACT transactions so long as we follow reasonable procedures designed to verify the identity of the person effecting the transaction. We therefore take the following precautions to ensure your instructions are genuine: we require the use of personal identification numbers, codes, and other procedures designed to reasonably confirm that instructions given by telephone or through Inter/ACT are genuine. We also tape record telephone instructions and provide written confirmations. We accept all telephone instructions we reasonably believe are genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them.

If you do not want to be able to effect transactions over the telephone, call us for instructions.

ADVICE ABOUT YOUR ACCOUNT: Representatives of Teachers Personal Investors Services, Inc. (TPIS) may recommend that you buy fund shares. TPIS, a TIAA subsidiary, is considered the principal underwriter for the funds. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. They get no commissions for these recommendations.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please contact us and we will send one to you.

                      This page intentionally left blank.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the funds' financial performance since they began operations on July 17, 1997. Certain information reflects financial results for a single share of a fund. The total returns in the table show the rates that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent auditors. Their report appears in TIAA-CREF Mutual Funds' Annual Report, which contains additional information about the funds. It is available without charge upon request.

                                          INTERNATIONAL
                                           EQUITY FUND
------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                                           July 17, 1997
                                                                                     (Commence-
                                                       YEAR             YEAR            ment of
                                                      ENDED            ENDED        Operations)
                                                   DEC. 31,         DEC. 31,        TO DEC. 31,
                                                       1999             1998            1997(1)
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $10.54            $8.92             $10.00
------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income                                0.11             0.09               0.07
  Net realized and unrealized gain (loss)
    on investments                                     5.77             1.63              (1.07)
------------------------------------------------------------------------------------------------
  Total gain (loss) from investment operations         5.88             1.72              (1.00)
------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (0.11)           (0.08)             (0.07)
    In excess of net investment income                   --            (0.02)             (0.01)
  Net realized gains                                  (0.23)              --                 --
------------------------------------------------------------------------------------------------
Total distributions                                   (0.34)           (0.10)             (0.08)
------------------------------------------------------------------------------------------------
Net asset value, end of period                       $16.08           $10.54              $8.92
------------------------------------------------------------------------------------------------
TOTAL RETURN                                          55.83%           19.27%            (10.09)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)         $255,819         $118,555            $47,758
Ratio of expenses to average net assets
  before expense waiver                                0.99%            0.99%              0.46%
Ratio of expenses to average net assets
  after expense waiver                                 0.49%            0.49%              0.23%
Ratio of net investment income
  to average net assets                                1.03%            1.23%              0.56%
Portfolio turnover rate                               74.16%           27.20%              4.56%
------------------------------------------------------------------------------------------------

(1) The percentages shown for this period are not annualized.


                                          GROWTH EQUITY
                                               FUND
------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                                           JULY 17, 1997
                                                                                     (Commence-
                                                       YEAR             YEAR            ment of
                                                      ENDED            ENDED        Operations)
                                                   DEC. 31,         DEC. 31,        TO DEC. 31,
                                                       1999             1998            1997(1)
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $13.65           $10.12             $10.00
------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income                                0.02             0.03               0.06
  Net realized and unrealized gain (loss)
    on investments                                     4.47             3.61               0.28
------------------------------------------------------------------------------------------------
  Total gain (loss) from investment operations         4.49             3.64               0.34
------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (0.02)           (0.03)             (0.06)
    In excess of net investment income                   --               --                 --
  Net realized gains                                  (0.93)           (0.08)             (0.16)
------------------------------------------------------------------------------------------------
Total distributions                                   (0.95)           (0.11)             (0.22)
------------------------------------------------------------------------------------------------
Net asset value, end of period                       $17.19           $13.65             $10.12
------------------------------------------------------------------------------------------------

TOTAL RETURN                                          33.00%           35.97%              3.44%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)         $696,272          $296,362            $64,487
Ratio of expenses to average net assets
  before expense waiver                                0.95%            0.95%              0.44%
Ratio of expenses to average net assets
  after expense waiver                                 0.45%            0.45%              0.21%
Ratio of net investment income
  to average net assets                                0.16%            0.37%              0.68%
Portfolio turnover rate                               69.56%           49.91%             29.44%
------------------------------------------------------------------------------------------------

                                         GROWTH & INCOME
                                              FUND
------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                                           JULY 17, 1997
                                                                                     (Commence-
                                                       YEAR             YEAR            ment of
                                                      ENDED            ENDED        Operations)
                                                   DEC. 31,         DEC. 31,        TO DEC. 31,
                                                       1999             1998            1997(1)
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $13.33           $10.32             $10.00
------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income                                0.11             0.10               0.07
  Net realized and unrealized gain (loss)
    on investments                                     3.13             3.04               0.32
------------------------------------------------------------------------------------------------
  Total gain (loss) from investment operations         3.24             3.14               0.39
------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (0.11)           (0.10)             (0.07)
    In excess of net investment income                   --              --                  --
  Net realized gains                                  (0.53)           (0.03)                --
------------------------------------------------------------------------------------------------
Total distributions                                   (0.64)           (0.13)             (0.07)
------------------------------------------------------------------------------------------------
Net asset value, end of period                       $15.93           $13.33             $10.32
------------------------------------------------------------------------------------------------

TOTAL RETURN                                          24.46%           30.51%              3.96%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)         $541,718         $232,625            $61,822
Ratio of expenses to average net assets
  before expense waiver                                0.93%            0.93%              0.43%
Ratio of expenses to average net assets
  after expense waiver                                 0.43%            0.43%              0.20%
Ratio of net investment income
  to average net assets                                0.82%            0.97%              0.76%
Portfolio turnover rate                               39.35%           71.49%              1.46%
------------------------------------------------------------------------------------------------

(1) The percentages shown for this period are not annualized.

                                        MANAGED ALLOCATION
                                               FUND
------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                                           July 17, 1997
                                                                                     (Commence-
                                                       Year             Year            ment of
                                                      Ended            Ended        Operations)
                                                    Dec. 31         Dec. 31,        to Dec. 31,
                                                       1999             1998            1997(1)
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $11.79           $10.01             $10.00
------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income                                0.38             0.34               0.23
  Net realized and unrealized gain (loss)
    on investments                                     1.85             1.76               0.01
------------------------------------------------------------------------------------------------
  Total gain (loss) from investment operations         2.23             2.10               0.24
------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (0.38)           (0.32)             (0.23)
    In excess of net investment income                   --               --                 --
  Net realized gains                                  (0.05)              --                 --
------------------------------------------------------------------------------------------------
Total distributions                                   (0.43)           (0.32)             (0.23)
------------------------------------------------------------------------------------------------
Net asset value, end of period                       $13.59           $11.79             $10.01

TOTAL RETURN                                          19.20%           21.24%              2.44%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)         $244,372         $162,867            $59,087
Ratio of expenses to average net assets
  before expense waiver                                0.00%            0.00%              0.00%
Ratio of expenses to average net assets
  after expense waiver                                 0.00%            0.00%              0.00%
Ratio of net investment income
  to average net assets                                5.19%            2.80%              2.46%
Portfolio turnover rate                                3.90%            4.78%              0.00%
------------------------------------------------------------------------------------------------

(1) The percentages shown for this period are not annualized.

                                            BOND PLUS
                                              FUND
------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                                           July 17, 1997
                                                                                     (Commence-
                                                       Year             Year            ment of
                                                      Ended            Ended        Operations)
                                                   Dec. 31,         Dec. 31,        to Dec. 31,
                                                       1999             1998            1997(1)
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $10.30           $10.09             $10.00
------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income                                0.56             0.56               0.27
  Net realized and unrealized gain (loss)
    on investments                                    (0.66)            0.32               0.20
------------------------------------------------------------------------------------------------
  Total gain (loss) from investment operations        (0.10)            0.88               0.47
------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (0.56)           (0.56)             (0.27)
    In excess of net investment income                (0.01)              --                 --
  Net realized gains                                     --            (0.11)             (0.11)
------------------------------------------------------------------------------------------------
Total distributions                                   (0.57)           (0.67)             (0.38)
------------------------------------------------------------------------------------------------
Net asset value, end of period                        $9.63           $10.30             $10.09
------------------------------------------------------------------------------------------------

TOTAL RETURN                                          (1.01)%           8.94%              4.79%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)         $204,346         $155,034            $58,403
Ratio of expenses to average net assets
  before expense waiver                                0.80%            0.80%              0.37%
Ratio of expenses to average net assets
  after expense waiver                                 0.30%            0.30%              0.14%
Ratio of net investment income
  to average net assets                                5.75%            5.66%              2.72%
Portfolio turnover rate                              652.82%          531.92%            143.61%
------------------------------------------------------------------------------------------------

                                           MONEY MARKET
                                              FUND
------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                                           July 17, 1997
                                                                                     (Commence-
                                                       Year             Year            ment of
                                                      Ended            Ended        Operations)
                                                   Dec. 31,         Dec. 31,        to Dec. 31,
                                                       1999             1998            1997(1)
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $1.00            $1.00              $1.00
------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income                                0.05             0.05               0.02
  Net realized and unrealized gain (loss)
    on investments                                       --               --                 --
------------------------------------------------------------------------------------------------
  Total gain (loss) from investment operations         0.05             0.05               0.02
------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (0.05)           (0.05)             (0.02)
    In excess of net investment income                   --               --                 --
  Net realized gains                                     --               --                 --
------------------------------------------------------------------------------------------------
Total distributions                                   (0.05)           (0.05)             (0.02)
------------------------------------------------------------------------------------------------
Net asset value, end of period                        $1.00            $1.00              $1.00
------------------------------------------------------------------------------------------------
                                                       5.05%            5.45%              2.51%
TOTAL RETURN

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)         $394,965         $225,187            $63,605
Ratio of expenses to average net assets
  before expense waiver                                0.79%            0.79%              0.36%
Ratio of expenses to average net assets
  after expense waiver                                 0.29%            0.29%              0.13%
Ratio of net investment income
  to average net assets                                4.97%            5.28%              2.49%
Portfolio turnover rate                                 n/a              n/a                n/a
------------------------------------------------------------------------------------------------

FOR MORE INFORMATION ABOUT TIAA-CREF MUTUAL FUNDS

The following documents contain more information about the funds and are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains more information about all aspects of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated in this prospectus by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. The funds' annual and semi-annual reports provide additional information about the funds' investments. The annual report for the fiscal year ended December 31, 1999 contains a discussion of the market conditions and investment strategies that significantly affected each existing fund's performance during the last fiscal year.

REQUESTING DOCUMENTS. You can request a copy of the SAI or these reports, or contact us for any other purpose, in any of the following ways:


By telephone:                       Call 800 223-1200

In writing:                         TIAA-CREF Mutual Funds
                                    c/o State Street Bank
                                    P.O. Box 8009
                                    Boston, MA 02266-8009

Over the Internet:                  www.tiaa-cref.org/mfunds.

Information about TIAA-CREF Mutual Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) public reference room (202 942-8090) in Washington, D.C. The information is also available through the SEC's internet website at www.sec.gov or by e-mail to publicinfo@sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section, Washington, D.C. 20549-6009.

To lower costs and eliminate duplicate documents sent to your home, we may, if the SEC allows, begin mailing only one copy of the TIAA-CREF Mutual Funds prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us or write us.

TCMFPROS-4/00                                                          811-08055

                                S T A T E M E N T

                            O F   A D D I T I O N A L

                             I N F O R M A T I O N











--------------------------------------------------------------------------------

This Statement of Additional Information (SAI) tells you about investing in the TIAA-CREF Mutual Funds and contains information that you should consider before investing. It is not a prospectus, although it should be read carefully in conjunction with the TIAA-CREF Mutual Funds' prospectus dated April 3, 2000 (the Prospectus), which may be obtained by writing us at TIAA-CREF Mutual Funds, c/o State Street Bank, P.O. Box 9081, Boston, MA 02266 or by calling 800 223-1200. Terms used in the Prospectus are incorporated in this Statement.

The date of this SAI is April 3, 2000.



[TIAA-CREF          MUTUAL FUNDS
    LOGO]           ------------

                    Ensuring the future for those who shape it.(SM)

----------------------
  Table of Contents
----------------------

INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS ..............   2
     Fundamental Policies ......................................   2
     Investment Policies and Risk Considerations ...............   3

MANAGEMENT OF THE TIAA-CREF MUTUAL FUNDS .......................  18
     Trustees and Officers of the TIAA-CREF Mutual Funds .......  18
     Trustee Compensation ......................................  21

PRINCIPAL HOLDERS OF SECURITIES ................................  22

INVESTMENT ADVISORY AND OTHER SERVICES .........................  22

ABOUT THE TIAA-CREF MUTUAL FUNDS AND THE SHARES ................  23
     Indemnification of Shareholders ...........................  23
     Indemnification of Trustees ...............................  23
     Limitation of Fund Liability ..............................  23
     Shareholder Meetings and Voting Rights ....................  23
     Additional Portfolios .....................................  23
     Dividends and Distributions ...............................  24

PRICING OF SHARES ..............................................  24
     Investments for Which Market Quotations Are

          Readily Available ....................................  24
     Foreign Investments .......................................  24
     Debt Securities ...........................................  24
     Special Valuation Procedures for the
          Money Market Fund ....................................  24
     Options and Futures .......................................  25
     Investments for Which Market Quotations Are
          Not Readily Available ................................  25

TAX STATUS .....................................................  25

BROKERAGE ALLOCATION ...........................................  27

UNDERWRITERS ...................................................  29

CALCULATION OF PERFORMANCE DATA ................................  29
     Total Return Calculations .................................  29
     Yield Calculations ........................................  30
     All Funds Other Than The Money Market Fund ................  30
     Yield Information For The Money Market Fund ...............  30
     Total Return ..............................................  30
     Performance Comparisons ...................................  31
     Illustrating Compounding ..................................  31
     Net Asset Value ...........................................  31
     Moving Averages ...........................................  31

VOTING RIGHTS ..................................................  32

LEGAL MATTERS ..................................................  32

EXPERTS ........................................................  32

ADDITIONAL CONSIDERATIONS ......................................  32

FINANCIAL STATEMENTS ...........................................  32

-------------------------------------------------
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
-------------------------------------------------

The following information is intended to supplement the descriptions of the investment objective of each of the eleven investment funds in the TIAA-CREF Mutual Funds' Prospectus. Under the Investment Company Act of 1940 (the 1940
Act), any fundamental policy of a fund may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that fund. However, the funds' investment objectives, policies and strategies described in the prospectus, as well as the investment restrictions contained in "Investment Policies and Risk Considerations" below, may be changed by the TIAA-CREF Mutual Funds' Board of Trustees at any time. Each investment fund other than the Managed Allocation Fund will operate as a "diversified company" within the meaning of the 1940 Act.

Unless stated otherwise, each of the following investment policies and risk considerations apply to each fund.

FUNDAMENTAL POLICIES

The following restrictions are fundamental policies of each fund:

    1. The fund will not issue senior securities except as SEC regulations permit;

    2. The fund will not borrow money, except: (a) each fund may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 33 1/3 percent of the market value of that fund's assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5 percent of that fund's total assets taken at market value at the time of borrowing). Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for a fund;

    3. The fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

    4.   The fund will not purchase real estate or mortgages directly;

    5. The fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

    6. The fund will not purchase any security on margin except that the fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

The following is a fundamental policy of each fund other than the Equity Index Fund, the Social Choice Equity Fund, the Short-Term Bond Fund, the High-Yield Bond Fund and the Tax-Exempt Bond Fund (the "2000 Funds"):

    7. The fund will not make loans, except: (a) that a fund may make loans of portfolio securities not exceeding 33 1/3 percent of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 100 percent of the market value of the loaned securities, as reviewed daily; (b) loans through entry into repurchase agreements; (c) privately-placed debt securities may be purchased; or
         (d) participation interests in loans, and similar investments, may be purchased.

The following is a fundamental policy of the 2000 Funds:

    8. The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3 percent of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

The following restriction is a fundamental policy of each fund other than the Managed Allocation Fund:

    9. The fund will not, with respect to at least 75 percent of the value of its total assets, invest more than 5 percent of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or hold more than 10 percent of the outstanding voting securities of any one issuer.

The following restriction is a fundamental policy of each fund other than the Managed Allocation Fund and the Money Market Fund.

   10. The fund will not invest in an industry if after giving effect to that investment that fund's holding in that industry would exceed 25 percent of its total assets.

The following restriction is a fundamental policy of the Money Market Fund:

   11. The fund may invest more than 25 percent of its assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; the fund will not otherwise invest in an industry if after giving effect to that investment the fund's holding in that industry would exceed 25 percent of its total assets.

The following  restrictions are fundamental  policies of the Managed  Allocation
Fund:

   12. The Managed Allocation Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the TIAA-CREF Mutual Funds, government securities, or short-term securities.

   13. The Managed Allocation Fund will concentrate in the mutual fund industry. Accordingly, it may invest up to 100 percent of its assets in securities issued by mutual funds and other investment companies.

The following restriction is a fundamental policy of the Tax-Exempt Bond Fund:

   14. The fund may invest more than 25 percent of its assets in tax-exempt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by a state or local government or a political subdivision of any of the foregoing; the fund will not otherwise invest in an industry if after giving effect to that investment the fund's holding in that industry would exceed 25 percent of its total assets.

   15. The fund will invest at least 80 percent of assets in municipal securities the interest on which is not subject to Federal alternative minimum tax.

The following restrictions are non-fundamental policies of the funds. These restrictions may be changed without the approval of the shareholders in the affected fund. No fund other than the Managed Allocation Fund will:

    1. Invest more than 5 percent of its assets in the securities of any single investment company or more than 10 percent of its assets in the securities of other investment companies in the aggregate; or

    2. Hold more than 3 percent of the total outstanding voting stock of any single investment company.


INVESTMENT POLICIES AND RISK CONSIDERATIONS

NON-EQUITY INVESTMENTS OF THE EQUITY FUNDS. The equity funds can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights. These investments will be similar to those in the first segment of the Bond Plus Fund. Pending more permanent investments or to use cash balances effectively, these funds can hold the same types of money market instruments the Money Market Fund invests in (see Prospectus, page 32), as well as other short-term instruments. These other instruments are the same type of instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else don't meet the requirements for "First Tier Securities" (see Prospectus, page 33).

When market conditions warrant, the equity funds can invest directly in debt securities similar to those in the first segment of the Bond Plus Fund (see Prospectus page 8). The equity funds can also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

EQUITY-TYPE INVESTMENTS OF THE FIXED INCOME FUNDS. The fixed income funds can invest in debentures with detachable warrants and common stock received upon exercise of such warrants, upon conversion of convertible debentures, or otherwise in exchange for securities already held by a fund.

BORROWING. If a fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a fund to special risks, including greater fluctuations in net asset value in response to market changes.

FEDERALLY TAXABLE SECURITIES. Under normal conditions, the Tax-Exempt Bond Fund intends to invest only in federally tax-exempt securities. However, we may invest in securities that are federally taxable on a temporary basis. In that case, the investments would be limited to securities that we determine to be high quality, such as those issued or guaranteed by the U.S. Government.

ILLIQUID SECURITIES. Each fund can invest up to 15 percent of its assets (10 percent for the Money Market Fund) in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.

LOWER-QUALITY MUNICIPAL SECURITIES. Because the market for certain municipal securities is thin, we may encounter difficulties in disposing of lower-quality securities. At our option, we may pursue litigation or other remedies in order to protect the fund's interests.

MUNICIPAL MARKET DISRUPTION RISK. The value of municipal securities may be adversely affected by legal uncertainties regarding legislative proposals involving the taxation of municipal securities or rights of securities holders in the event of bankruptcy. From time to time, these uncertainties may affect the municipal securities market or certain parts thereof, having a significant impact on the prices of securities in the Tax-Exempt Bond Fund.

PREFERRED STOCK. The funds can invest in preferred stock consistent with their investment objectives.

OPTIONS AND FUTURES. Each of the funds may engage in options and futures strategies to the extent permitted by the SEC and Commodity Futures Trading Commission ("CFTC"). We do not intend for any fund to use options and futures strategies in a speculative manner but rather we would use them primarily as hedging techniques or for cash management purposes.

Although the Managed Allocation Fund cannot directly invest in options and futures, it may, through investments in other funds, indirectly make such investments.

Option-related activities could include: (1) selling of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and each fund may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally for nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

A fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the fund, the fund will realize a profit or loss on the transaction.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

A fund may close out a position acquired through buying a put option by selling a put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premium of the put option sold by the fund, the fund would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the Standard & Poor's 100 Index traded on the Chicago Board Options Exchange. There are also options on futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a fund's portfolio of securities. To the extent that a fund's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before a fund deals in any option.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

To the extent permitted by applicable regulatory authorities, each fund may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on future investments than actually may be available at the future time. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract -- assuming a "long" position -- a fund legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract -- assuming a "short" position -- it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by a fund usually will be liquidated in this manner, a fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of each fund with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, a fund may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by a fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5 percent of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the fund may elect to close the position by taking an opposite position which will operate to terminate the fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments which are the subject of the hedge. Each fund will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of each fund's portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that, where a fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of a fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if a fund has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin require-ments in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Teachers Advisors, Inc. ("Advisors"), the investment advisor for TIAA-CREF Mutual Funds, still may not result in a successful hedging transaction over a very short time period.

Each fund may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that a fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5 percent of the liquidation value of the fund's portfolio, after-taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5 percent).

Options and futures transactions may increase a fund's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

INVESTMENT COMPANIES. Each fund other than the Managed Allocation Fund can invest up to 5 percent of its assets in any single investment company and up to 10 percent of its assets in all other investment companies in the aggregate. However, no fund other than the Managed Allocation Fund can hold more than 3 percent of the total outstanding voting stock of any single investment company. The Managed Allocation Fund, however, can invest all of its assets in the securities of the other funds that are part of the TIAA-CREF Mutual Funds.

FIRM COMMITMENT AGREEMENTS AND PURCHASE OF "WHEN-ISSUED" SECURITIES. Each fund can enter into firm commitment agreements for the purchase of securities on a specified future date. When a fund enters into a firm commitment agreement, liability for the purchase price -- and the rights and risks of ownership of the securities -- accrues to the fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the fund is obligated to purchase such securities, it will be required to segregate assets. See below, "Segregated Accounts."

LENDING OF SECURITIES. Subject to investment restrictions 7(a) and 8 on page 2 (relating to loans of portfolio securities), each fund may lend its securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a fund will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102 percent of the current market value of the loaned securities, or such lesser percentage as may be permitted by the Securities and Exchange Commission (SEC) (not to fall below 100 percent of the market value of the loaned securities), as reviewed daily. By lending its securities, a fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the fund by the borrower of the securities. Such loans will be terminable by the fund at any time and will not be made to affiliates of TIAA. The fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The fund may pay reasonable fees to persons unaffiliated with the fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

REPURCHASE AGREEMENTS. Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the fund's seller to deposit with the fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each fund will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United

States Government or its agencies or instrumentalities, in which the fund entering into the agreement may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the fund entering into the agreement would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the fund; in such event the fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

For the Tax-Exempt Bond Fund, income earned during the term of a repurchase agreement may not be tax-exempt.

SWAP TRANSACTIONS. Each fund may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into a swap transaction, a fund may be able to protect the value of a portion of its portfolio against declines in market value. Each fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities which may arise from time to time. A fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the fund. However, there can be no assurance that the return a fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While a fund will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the fund entering into the agreement would be limited to the agreement's contractual remedies. There can be no assurance that a fund will succeed when pursuing its contractual remedies. To minimize a fund's exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the fund's custodian. To the extent a fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See "Segregated Accounts," below.

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See the Prospectus for more information.

To the extent that there is an imperfect correlation between the return a fund is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. No fund therefore will enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of any fund to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the fund.

SEGREGATED ACCOUNTS. In connection with when-issued securities, firm commitment agreements, and certain other transactions in which a fund incurs an obligation to make payments in the future, a fund may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, United States Government securities or other securities as may be permitted by law.

DEBT INSTRUMENTS GENERALLY

A debt instrument held by a fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments in a fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

RATINGS AS INVESTMENT CRITERIA. Nationally recognized statistical rating organization (NRSRO) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as initial criteria for the selection of port-folio securities on behalf of the funds, Advisors also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Although neither event will require the sale of the securities by a fund, other than the Money Market Fund, Advisors will consider the event in its determination of whether the fund should continue to hold the securities. In the event the rating of a security held by the Money Market Fund falls below the minimum acceptable rating or the issuer of the security defaults, the Money Market Fund will dispose of the security as soon as practicable, unless the Board of Trustees determines that disposal of the security would not be in the best interests of the Money Market Fund. To the extent that a NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

CERTAIN INVESTMENT GRADE DEBT SECURITIES. Although securities rated BB by Standard & Poor's Corporation ("S&P" or "Standard & Poor's") or Baa by Moody's Investors Service, Inc. ("Moody's") are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that have speculative characteristics.

U.S. GOVERNMENT DEBT SECURITIES. Each of the funds may invest in U.S. Government securities. These include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality. Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, a Fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the fund.

CUSTODY RECEIPTS. Each of the funds may also acquire U.S. Government securities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. For certain securities law purposes, custody receipts are not considered U.S. Government securities.

LOWER-RATED, LOWER QUALITY INSTRUMENTS. Up to 100 percent of the assets of the High-Yield Bond Fund; 20 percent of the assets of the Tax-Exempt Bond Fund, 15 percent of the assets of the Short-Term Bond Fund; 25 percent of the assets of the Bond Plus Fund; and 5 percent of the assets of the International Equity Fund, Growth Equity Fund, Social Choice Equity Fund, and the Equity Index Fund may be invested in debt instruments that are unrated or are rated lower than the four highest rating categories assigned by Moody's or Standard & Poor's. Up to 10 percent of the total assets of the High-Yield Bond Fund may be invested in debt instruments that are rated Ca or lower. Furthermore, debt instruments that are rated in the four highest categories assigned by Moody's or Standard & Poor's (i.e., investment grade debt instruments), and especially those which are unrated or are rated lower than the four highest categories by such rating organizations may, after purchase by a fund, have their ratings lowered due to the deterioration of the issuer's financial position. Advisors may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which Advisors compares them.

RISKS OF LOWER-RATED, LOWER QUALITY DEBT INSTRUMENTS. Lower-rated debt securities (i.e., those rated Ba or lower by Moody's or BB or lower by Standard & Poor's) are considered, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities and Advisors' success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the fund's net asset value. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in debt securities generally entails less risk than an investment in common stock of the same issuer.

Lower-rated securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as a part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower-rated securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from a fund. If a call were exercised by the issuer during a period of declining interest rates, the fund would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the fund.

A fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in a lower-rated securities, there is no established retail secondary market for many of these securities, and TIAA-CREF Mutual Funds anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for TIAA-CREF Mutual Funds to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) TIAA-CREF Mutual Fund's Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

The market for lower-rated securities has not weathered a major economic recession, and it is not known how one might affect that market. It is likely, however, that any such recession could severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

The Funds, other than the Money Market Fund, may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. These funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities. These funds also may acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. TIAA-CREF Mutual Funds has no arrangement with any person concerning the acquisition of such securities, and Advisors will carefully review the credit and other characteristics pertinent to such new issues.

ZERO COUPON BONDS. The funds may invest in zero coupon bonds. Zero coupon bonds generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of these funds will receive no payments on its zero coupon bonds prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the fund otherwise would not have done so. To the extent the funds are required to liquidate thinly traded securities, they may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by the funds to pay distributions, each of the funds will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

FLOATING AND VARIABLE RATE INSTRUMENTS. The funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed rate securities to interest rate changes and to have higher yields when interest rates increase. However, during periods of rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed rate securities in response to extreme movements in interest rates.

Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality, redemption provisions and maturity.

STRUCTURED OR INDEXED SECURITIES. The Bond Plus Fund, Short-Term Bond Fund, High-Yield Bond Fund, and Tax-Exempt Bond Fund (collectively, the "Bond Funds") may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the fund's investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities because a fund bears the risk of the Reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES GENERALLY. The Bond Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable rate mortgage-related securities and collateralized mortgage obligations. These are described below. The Bond Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government-related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers.

The average maturity of pass-through pools of mortgage-related securities in which certain of the funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage-related securities may be classified as private, government or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Government mortgage-related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

Private, government or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. Advisors assesses new types of mortgage-related securities as they are developed and offered to determine their appropriateness for investment by the relevant Fund.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage security. The occurrence of mortgage prepayments is a function of several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. A fund's ability to maintain positions in such securities is affected by the reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed or asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity, although such other income-bearing securities may have a comparable risk of capital depreciation during periods of rising interest rates.

Because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. Revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

GOVERNMENT STRIPPED MORTGAGE-RELATED SECURITIES. The Bond Funds may invest in government stripped mortgage-related securities. These securities represent beneficial ownership interests in either period principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), or the Federal National Mortgage Association ("FNMA"). The certificates underlying the government stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans.

Investing in government stripped mortgage-related securities involves all of the risks of investing in mortgage-backed securities and U.S. Government securities generally. In addition, the yields on these instruments are extremely sensitive to the prepayment experience of the mortgage loans making up the pool underlying the certificates. If a decline in the level of prevailing current interest rates results in a rate of principal prepayments that is higher than anticipated when the certificate was created, then distributions of principal will accelerate thereby reducing the yield to maturity of interest-only securities from that certificate and increasing the yield to maturity of principal-only securities from that certificate. Sufficiently high prepayment rates could result in a fund not recovering its investment in interest-only securities. Where a certificate represents only a part of the beneficial interest in a pool, the sensitivity of an interest-only security of that certificate to interest rate fluctuations, may be greater than of other interest-only securities derived from other certificates supported by the same underlying pool because of the particular character of the principal portion of the pool that the certificate represents.

Government stripped mortgage-related securities are currently traded over the counter in a market maintained by several investment banking firms. No one can be certain that a fund will be able to purchase or sell a government stripped mortgage-related security at any time in the future. The funds only purchase such securities if a secondary market exists for the securities at the time of purchase.

ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES. The Bond Funds may invest in adjustable rate mortgage-related securities. Adjustable rate mortgage-related securities ("ARMs") have interest rates that reset at periodic intervals. Acquiring ARMs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which certificates are based. Such certificates generally have higher current yield and lower price fluctuations than is the case with more traditional fixed-income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than that at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARM does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed-income securities and less like adjustable rate securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Bond Funds may invest in collateralized mortgage obligations ("CMOs"). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-backed securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over other classes with respect to the receipt of prepayments on the mortgages. Therefore, depending upon the type of CMO in which a fund invests, the investment is subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES. The Bond Funds may invest in asset-backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors including those backed by home equity loans, manufacturing loans, credit card receivables and Certificates for Automobile Receivables ("CARs"). Consistent with each of these Funds' investment objective and policies, these Funds may also invest in other types of asset-backed and receivable-backed securities.

MORTGAGE ROLLS. The Bond Funds may enter into mortgage "rolls" in which a fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage rolls. The fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon Advisors' ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage rolls can be successfully employed.

For financial reporting and tax purposes, each of these funds proposes to treat mortgage rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The funds do not currently intend to enter into mortgage rolls that are accounted for as a financing.

RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS

Advisors is responsible for determining the value and liquidity of investments held by each fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Money Market Fund will not purchase or otherwise acquire any investment, if as a result, more than 10 percent of its net assets (taken at current value) would be invested in illiquid investments. The other Funds will each not purchase or otherwise acquire any investment, if as a result, more than 15 percent of their net assets (taken at current value) would be invested in illiquid investments.

Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and certain restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the "1933 Act") or is exempt from registration under the 1933 Act.

The Funds may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and that are determined to be liquid by the TIAA-CREF's Board of Trustees, or by Advisors under board-approved procedures. Such guidelines would take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a fund's holdings of those securities may become illiquid. Purchases by these funds of securities of foreign issuers offered and sold outside the United States in reliance upon the exemption from registration provided by Regulation S under the 1933 Act also may be liquid even though they are restricted for sale in the United States.

MUNICIPAL SECURITIES.

The Tax-Exempt Bond Fund invests in "municipal securities". The term "municipal securities" as used in the Prospectus and this SAI means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multi state agencies or authorities, the interest from which debt obligations is, in the opinion of the issuer's counsel, excluded from gross income for federal income tax purposes (but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Municipal securities generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal securities if, in the opinion of the issuer's counsel, the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes. Interest on certain "private activity" bonds is subject to the federal alternative minimum tax. Interest from private activity bonds will be considered tax-exempt for purposes of the Tax-Exempt Bond Fund's policy of investing so that at least 80 percent of its income distributions is exempt from federal income tax. Interest from private activity bonds is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Opinions relating to the validity of municipal securities and to the exemption of interest on them from federal income taxes are rendered by bond counsel for each issuer at the time of issue. These opinions are generally based on covenants by the issuers or others regarding continuing compliance with the federal tax laws. In the event that the issuer fails to comply, the interest distributions to shareholders may retroactively become federally taxable. Neither TIAA-CREF Mutual Funds nor Advisors will review the proceedings relating to the issuance of municipal securities or the basis for opinions of issuer's counsel.

Municipal securities may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

Even though municipal securities are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of municipal securities with longer remaining maturities typically fluctuate more than those of similarly rated municipal securities with shorter remaining maturities. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, municipal securities, as well as the tax-exempt nature of interest paid on those securities. Neither TIAA-CREF Mutual Funds nor Advisors can predict with certainty the effect of recent tax law changes upon the municipal obligation market, including the availability of instruments for investment by a Fund. In addition, neither TIAA-CREF Mutual Funds nor Advisors can predict whether additional legislation adversely affecting the municipal obligation market will be enacted in the future. Advisors monitors legislative developments and considers whether changes in the objective or policies of a fund need to be made in response to those developments. If any laws are enacted that would reduce the availability of municipal securities for investment by the Tax-Exempt Bond Fund so as to affect the fund's shareholders adversely, TIAA-CREF Mutual Funds will reevaluate the fund's investment objective and policies and might submit possible changes in the fund's structure to the fund's shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable for federal income tax purposes, TIAA-CREF Mutual Funds would treat the security as a permissible taxable money market instrument for the fund within the applicable limits set forth in the Prospectus.

MUNICIPAL INSURANCE. The Tax-Exempt Bond Fund may invest its assets in municipal bonds whose principal and interest payments are guaranteed by a private insurance company. This insurance may be (1) purchased by the bond issuer at the time of issuance; (2) purchased by TIAA-CREF to guarantee specific bonds only while held by the fund; or (3) purchased by an investor after the bond has been issued to guarantee the bond until its maturity date.

MUNICIPAL LEASES. Municipal leases are municipal securities that may take the form of a lease or an installment purchase contract issued by state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes and state income taxes within the state of issuance. Although municipal lease obligations do not normally constitute general obligations of the municipality, a lease obligation is ordinarily backed by the municipality's agreement to make the payments due under the lease obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statuto-ry requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with municipal securities. These securities frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with other municipal securities. Some municipal lease obligations may be, and could become, illiquid. Moreover, although municipal leases will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult.

Municipal lease obligations may be deemed to be illiquid as determined by or in accordance with methods adopted by the Board of Trustees. In determining the liquidity and appropriate valuation of a municipal lease obligation, the following factors relating to the security are considered, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market;
(4) the nature of the marketplace trades; and (5) the likelihood that the obligation will remain marketable based on the credit quality of the municipality or relevant obligor.

Municipal leases will be considered illiquid securities unless the Board of Trustees determines on an ongoing basis that the leases are readily marketable. An unrated municipal lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by Advisors to be of high quality and minimal credit risk, will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if Advisors determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

Municipal leases can be both rated and unrated. Rated leases that may be held by a fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. A fund may acquire unrated issues that Advisors deems to be comparable in quality to rated issues in which a fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board of Trustees.

To limit the risks associated with municipal leases, the Tax-Exempt Bond Fund will invest no more than 15 percent of its assets in such leases. In addition, a fund will purchase lease obligations that contain non-appropriation clauses when the lease payments will commence amortization of principal at an early date resulting in an average life of five years or less for the lease obligation.

FLOATING AND VARIABLE RATE DEMAND INSTRUMENTS. Floating and variable rate demand bonds and notes are municipal securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are securities that permit a fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the fund, as lender, and the borrower. These securities have interest rates that fluctuate from time to time and frequently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements generally will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, the right to demand payment on them will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a fund will meet the quality criteria established by Advisors for the purchase of municipal securities. Advisors considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand securities in the relevant fund's portfolio.

PARTICIPATION INTERESTS. A participation interest in a municipal security gives the purchaser an undivided interest in the municipal obligation in the proportion that the fund's participation interest bears to the total principal amount of the municipal obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Trustees has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by Government Securities. The Tax-Exempt Bond Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days' notice, for all or any part of the fund's participation interest in the municipal obligation, plus accrued interest. The fund intends to exercise its right to demand payment only upon a default under the terms of the municipal obligation, or to maintain or improve the quality of its investment portfolio. The Tax-Exempt Bond Fund will invest no more than 5 percent of the value of its assets in participation interests.

MUNICIPAL OBLIGATION COMPONENTS. The interest payments on municipal securities can be divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a residual interest rate based on the difference between the total interest paid by the issuer on the municipal obligation and the auction rate paid on the Auction Component. The components can be purchased separately. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal obligation having similar credit quality, redemption provisions and maturity.

MUNICIPAL CUSTODY RECEIPTS. The Tax-Exempt Bond Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custody account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the securities. Custody receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon municipal securities described above. Although under the terms of a custody receipt a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custody account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

CURRENCY TRANSACTIONS AND FOREIGN INVESTMENTS

CURRENCY TRANSACTIONS. The value of a fund's assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the fund may engage in foreign currency transactions in connection with their investments in foreign securities. The funds will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain which might result should the value of such currency increase.

The funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and "cross-hedge" transactions. In "cross-hedge" transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

The funds may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predic-tions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

There is no express limitation on the percentage of a fund's assets that may be committed to foreign currency exchange contracts. A fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where that fund would be obligated to deliver an amount of foreign currency in excess of the value of that fund's portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that the fund's investment adviser believes will correlate closely to the currency's price movements. The funds generally will not enter into forward contracts with terms longer than one year.

Foreign Investments As described more fully in the Prospectus, certain funds may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country-or region-specific risks and other considerations that may affect these investments.

INVESTMENT IN EUROPE. The total European market (consisting of the European Union, the European Free Trade Association and Eastern European countries) contains over 450 million consumers, a market larger than either the United States or Japan. European business compete both intra-regionally and globally in a wide range of industries, and recent political and economic changes throughout Europe are likely further to expand the role of Europe in the global economy. As a result, a great deal of interest and activity has been generated aimed at understanding and benefitting from the "new" Europe that may result. The incipient aspects of major developments in Europe as well as other considerations means that there can be no guarantee that outcomes will be as anticipated or will have results that investors would regard as favorable.

THE EUROPEAN UNION. The European Union ("EU") consists of Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, and the United Kingdom (the "EU Nations"), with a total population exceeding 370 million. The EU Nations have undertaken to establish, among themselves, a single market that is largely free of internal barriers and hindrances to the free movement of goods, persons, services and capital. Although it is difficult to predict when this goal will be fully realized, macro and micro-economic adjustments already in train are indicative of significant increases in efficiency and the ability of the EU Nations to compete globally by simplifying product distribution networks, promoting economies of scale, and increasing labor mobility, among other effects. The establishment of the eleven country European Monetary Union, a subset of the European Union countries, with its own central bank, the European Central Bank; and its own currency, the Euro; and a single interest rate structure represents a new economic entity, the Euro-area. While authority for monetary policy thus shifts from national hands to an independent supranational body, sovereignty elsewhere remains largely at the national level. Uncertainties with regard to balancing of monetary policy against national fiscal and other political issues and their extensive ramifications represent important risk considerations for investors in these countries.

INVESTMENT IN THE PACIFIC BASIN. The economies of the Pacific Basin vary widely in their stages of economic development. Some (such as Japan, Australia, Singapore, and Hong Kong) are considered advanced by Western standards; others (such as Thailand, Indonesia, and Malaysia are considered "emerging" -- rapidly shifting from natural resource and agriculture based systems to more technologically advanced systems oriented toward manufacturing and services. The major reform of China's economy and polity continues to be an important influence on economic growth internally, and, through trade, across the region. Intra-regional trade has become increasingly important to a number of these economies. Japan, the second largest economy in the world, is the dominant economy in the Pacific Basin, with one of the highest per capita incomes in the world. Its extensive trade relationships also contribute to expectations for regional and global economic growth. Economic growth has historically been relatively strong in the region, but recent economic turmoil among the emerging economies, and unmitigated recessionary impulses in Japan in the recent past have raised important questions with regard to prospective longer-term outcomes. Potential policy miscalculations or other events could pose important risks to equity investors in any of these economies.

INVESTMENT IN CANADA. Canada, a country rich in natural resources and a leading industrial country of the world, is by far the most important trading partner of the United States. The U.S., Canada, and Mexico have established the North American Free Trade Agreement ("NAFTA"), which is expected to significantly benefit the economies of each of the countries through the more rational allocation of resources and production over the region. Uncertainty regarding the longer-run political structure of Canada is an added risk to investors, along with highly volatile commodity prices.

INVESTMENT IN LATIN AMERICA. Latin America (including Mexico and Central America) has a population of approximately 455 million and is rich in natural resources. Important gains in the manufacturing sector have developed in several of the major countries in the region. A number of countries in the region have taken steps to reduce impediments to trade, most notably through the NAFTA agreement, between the U.S., Canada and Mexico and the Mercosur agreement between Argentina, Brazil, Paraguay and Uruguay, with Chile as an associate member.

Restrictions on international capital flows, intermittent problems with capital flight, and some potential difficulties in the repayment of external debt, however, remain important concerns in the region -- exacerbating the risks in these equity markets. As a result Latin American equity markets have been extremely volatile. Efforts to restructure these economies through privatization, and fiscal and monetary reform have met with some success with gains in output growth, and slowing rates of inflation. These efforts may result in attractive investment opportunities. However, recent events have shown that large shifts in sentiment in markets elsewhere on the globe may very quickly reverberate among these markets, adding greater risk to already volatile markets. There can be no assurance that attempted reforms will ultimately be successful or will bring about results investors would regard as favorable.

OTHER REGIONS There are developments in other regions and countries around the world which could lead to additional investment opportunities. We will monitor these developments and may invest when appropriate.

DEPOSITORY RECEIPTS. The equity funds can invest in American, European and Global Depository Receipts (ADRs, EDRs and GDRs). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they don't eliminate all the risks of foreign investing.

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES

CORPORATE ACTIONS. Each fund may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, regardless of how these actions may affect the weight of the particular securities in the fund's portfolio.

INDUSTRY CONCENTRATIONS. Because of its investment objective and policies, the Managed Allocation Fund will concentrate more than 25 percent of its assets in the mutual fund industry. However, none of the funds in which the Managed Allocation Fund can invest will concentrate more than 25 percent of its total assets in any one industry.

----------------------------------------
MANAGEMENT OF THE TIAA-CREF MUTUAL FUNDS
----------------------------------------

TRUSTEES AND OFFICERS OF THE TIAA-CREF MUTUAL FUNDS

Trustees who are "interested persons" within the definition set forth in the Investment Company Act of 1940, as amended, are indicated by an asterisk (*).

Trustees                                    Age         Principal Occupations During Past 5 Years
-------                                     ---         ----------------------------------
Robert H. Atwell (1)                        69          President Emeritus, American Counsel on
447 Bird Key Drive                                      Education and senior consultant for A.T.
Sarasota, FL 34236                                      Kearney, since November 1996.
                                                        Previously, President, American Counsel
                                                        on Education.

Elizabeth E. Bailey (1)                     61          John C. Hower Professor of Public Policy and Management,
The Wharton School                                      The Wharton School of the University of Pennsylvania.
University of Pennsylvania
Suite 3100
Steinberg-Dietrich Hall
Philadelphia, PA 19104-6372

John H. Biggs* (3)                          63          Chairman, Chief Executive Officer, and President, CREF and
TIAA-CREF                                               TIAA, since 1997. Previously, Chairman and Chief Executive
730 Third Avenue                                        Officer, CREF and TIAA.
New York, NY 10017

Joyce A. Fecske (1)                         53          Vice President Emerita, DePaul University, since 1994.
4800 South Karlov Avenue
Chicago, IL 60632

Edes P. Gilbert                             68          Consultant, Independent Education
Independent Education Services                          Services, since 1998. Formerly, Head,
49 East 78th Street                                     The Spence School.
New York, NY 10021

Stuart Tse Kong Ho (3)                      64          Chairman and President, Capital Investment of Hawaii, Inc.;
Capital Investment of Hawaii, Inc.                      Chairman, Gannett Pacific Corporation.
Suite 1700
733 Bishop Street
Honolulu, HI 96813

Nancy L. Jacob (2)                          57          President and Managing Principal, Windermere
Windermere Investment Associates                        Investment Associates, since January 1997. Previously
121 S.W. Morrison Street                                Chairman and Chief Executive Officer, CTC Consulting,
Portland, OR 97204                                      Inc. and Managing Director, Capital Trust Company.

Marjorie Fine Knowles (2)                   60          Professor of Law, Georgia State University College of Law.
College of Law
Georgia State University
University Plaza
Atlanta, GA 30303-3092

Trustees                                    Age         Principal Occupations During Past 5 Years
-------                                     ---         ----------------------------------
Martin L. Leibowitz* (3)                    63          Vice Chairman and Chief Investment Officer, CREF and TIAA,
TIAA-CREF                                               since 1995. President, TIAA-CREF Investment Management, Inc.
730 Third Avenue                                        (Investment Management), and President, Teachers Advisors, Inc.
New York, NY 10017                                      (Advisors). Executive Vice President, CREF and TIAA from
                                                        June 1995 to November 1995. Formerly, managing director-
                                                        director of research and a member of the executive committee,
                                                        Salomon Brothers, Inc.

Bevis Longstreth* (3)                       66          Of Counsel, Debevoise & Plimpton, since 1998. Formerly,
Debevoise & Plimpton                                    Partner, Debevoise & Plimpton. Adjunct Professor of Law,
875 Third Avenue                                        Columbia University.
New York, NY 10022

Robert M. Lovell, Jr. (2)                   69          Founding Partner, First Quadrant L.P. Formerly, Chairman and
First Quadrant L.P.                                     Chief Executive Officer, First Quadrant Corp. (Investment
100 Campus Drive                                        Management Firm).
P.O. Box 939
Florham Park, NJ 07932

Stephen A. Ross (2)                         56          Franco Modigliani Professor of Finance and Management,
Sloan School of Management                              Sloan School of Management, Massachusetts Institute of
Massachusetts Institute of Technology                   Technology, since 1998. Co-Chairman, Roll & Ross Asset
77 Massachusetts Avenue                                 Management Corp. Formerly, Sterling Professor of
Cambridge, MA 02139                                     Economics and Finance, Yale School of Management.

Eugene C. Sit (3)                           61          Chairman, Chief Executive and Chief Investment Executive
Sit Investment Associates, Inc.                         Officer, Sit Investment Associates, Inc. and Sit/Kim
4600 Norwest Center                                     International Investment Associates, Inc.
90 South Seventh Street
Minneapolis, MN 55402

Maceo K. Sloan (2)                          50          Chairman, President, and Chief Executive Officer, Sloan
NCM Capital Management Group, Inc.                      Financial Group, Inc., and NCM Capital Management Group, Inc.
Suite 400
103 West Main Street
Durham, NC 27701-3638

David K. Storrs (2)                         54          President and Chief Executive Officer, Alternative Investment
Alternative Investment Group, LLC                       Group, L.L.C., since August 1996. Adviser to the President, The
65 South Gate Lane                                      Common Fund, since January 1996. Formerly, President and
Southport, CT 06490                                     Chief Executive Officer, The Common Fund.

Robert W. Vishny (2)                        40          Eric J. Gleacher Professor of Finance, University of Chicago
Graduate School of Business                             Graduate School of Business. Founding Partner, LSV Asset
University of Chicago                                   Management.
1101 East 58th Street
Chicago, IL 60637

--------

(1) Member of the Executive Committee. The Executive Committee has authority to act during intervals between board meetings.
(2) Member of the Finance Committee. The Finance Committee oversees the investments of the TIAA-CREF Mutual Funds.
(3) Member of the Executive and Finance Committees.

                                   POSITION WITH
OFFICERS*              AGE         REGISTRANT              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------                ---         -----------             ------------------------------------
Martin E. Galt, III    58          President               President, Investment Products, TIAA and CREF,
                                                           since January 2000. Previously, Executive Vice
                                                           President, Bank of America since 1997. Previously,
                                                           Chairman, President and Chief Executive Officer,
                                                           Boatmen's Trust Company.

Scott C. Evans         40          Executive               Executive Vice President, TIAA and CREF,
                                   Vice President          Advisors and Investment Management since September
                                                           1997. Previously, Managing Director,
                                                           TIAA, CREF, Advisors and Investment Management
                                                           from March 1997 to September 1997. Previously,
                                                           Second Vice President, TIAA and CREF, Advisors and
                                                           Investment Management.

Richard L. Gibbs       53          Executive               Executive Vice President, TIAA and CREF,
                                   Vice President          since March 1993. Executive Vice President,
                                                           Advisors, Investment Management, TPIS and TIAA-CREF
                                                           Individual & Institutional Services, Inc.
                                                           ("Services").

E. Laverne Jones       51          Secretary               Vice President and Corporate Secretary,
                                                           TIAA and CREF, since August 1998. Previously,
                                                           Senior Counsel, TIAA and CREF.

Richard J. Adamski     58          Vice President          Vice President and Treasurer, TIAA and CREF,
                                   and Treasurer           Investment Management, Advisors, TPIS and Services.

-----------
*THE ADDRESS FOR ALL OFFICERS OF THE TIAA-CREF MUTUAL FUNDS IS 730 THIRD AVENUE,
 NEW YORK, NY 10017-3206

TRUSTEE COMPENSATION

The following table shows the compensation received from the Funds and the TIAA-CREF fund complex for each non-officer Trustee for the year ended December 31, 1999. The Funds' officers receive no compensation from any fund in the TIAA-CREF Fund complex. The TIAA-CREF complex consists of: College Retirement Equities Fund, ("CREF"), TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Mutual Funds, each a registered investment company.

TIAA-CREF Mutual Funds has a long-term performance deferred compensation plan for non-employee trustees. Under this unfunded plan, annual contributions equal to half the amount of the basic annual trustee stipend are allocated to notional CREF and TIAA annuity accounts chosen by the individual trustee. Benefits will be paid after the trustee leaves the board in a lump sum or in annual installments over 5 to 20 years, as requested by the trustee. Pursuant to a separate deferred compensation plan, non-employee trustees also have the option to defer payment of their basic stipend, additional stipends, and/or meeting fees and allocate these amounts to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5 to 20 years, as requested by the trustee, after the trustee leaves the board.

                                                                        LONG TERM PERFORMANCE
                                AGGREGATE        DEFERRED COMPENSATION    TOTAL COMPENSATION
                              COMPENSATION           CONTRIBUTION           FROM TIAA-CREF
NAME                          FROM THE FUND     AS PART OF EXPENSES(1)          COMPLEX
-----                         -------------     ----------------------     -----------------
Robert H. Atwell ...........      $489                   $113                   $56,500
Elizabeth E. Bailey ........      $507                   $113                   $59,500
Gary P. Brinson ............      $ 53                   $ 11                   $ 7,750
Joyce A. Fecske ............      $439                   $113                   $50,500
Edes P. Gilbert ............      $549                   $113                   $64,000
Stuart Tse Kong Ho .........      $362                   $113                   $41,500
Nancy L. Jacob .............      $410                   $113                   $47,500
Marjorie Fine Knowles ......      $393                   $113                   $44,500
Jay O. Light ...............      $287                   $113                   $34,000
Bevis Longstreth ...........      $410                   $113                   $46,000
Robert M. Lovell, Jr. ......      $381                   $113                   $47,500
Stephen A. Ross ............      $389                   $113                   $44,500
Eugene C. Sit ..............      $475                   $113                   $55,000
Maceo K. Sloan .............      $395                   $113                   $46,000
David K. Storrs ............      $397                   $113                   $46,000
Robert W. Vishny ...........      $440                   $113                   $50,500

------------------

(1) This compensation, or a portion of it, was not actually paid based on the trustee's election to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer trustees.

-------------------------------
PRINCIPAL HOLDERS OF SECURITIES
-------------------------------

TIAA, as the contributor of the initial capital for each of the funds, owned the following percentages of the shares of the following funds as of March 13, 2000:

International Equity   17%
Tax-Exempt Bond       100%
Bond Plus              13%
Equity Index          100%
Short-Term Bond       100%
Social Choice         100%
High-Yield Bond       100%


--------------------------
INVESTMENT ADVISORY AND
OTHER SERVICES
--------------------------

As explained in the Prospectus, investment advisory and related services for each of the funds are provided by personnel of Teachers Advisors, Inc. (Advisors). Advisors manages the investment and reinvestment of the assets of each fund, subject to the direction and control of the Finance Committee of the Board of Trustees. As the prospectus describes, Advisors has agreed to waive a portion of its fee for managing each fund.

Personal Trading Policy. Personnel of Teachers Advisors and members of their households are limited in trading for their own accounts pursuant to the
TIAA-CREF Mutual Funds' Personal Trading Policy (the "Policy"). Some transactions they make must be reported and approved, and they must send duplicates of all confirmation statements and other account reports to a special compliance unit for review. The Policy can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Policy is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the Policy may be obtained, after paying a duplication  fee,  by  electronic  request  at  the  following  e-mail  address:
publicinfo@sec.gov , or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Advisory Fees. Advisory fees are payable monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectus. During 1997, 1998 and 1999, the total dollar amounts of expenses for each Fund, before and after the waiver, attributable to advisory fees were as follows (there are no investment advisory fees payable for the Managed Allocation Account):

                                            GROSS                        WAIVED                           NET
                            --------------------------------  ------------------------------  -------------------------------
                              1997        1998        1999      1997      1998       1999       1997      1998         1999
International Equity Fund   $215,768  $  784,003  $1,538,309  $108,974  $395,961  $  776,924  $106,794  $388,042   $  761,385
Growth Equity Fund          $229,041  $1,511,154  $4,467,978  $120,548  $795,344  $2,351,567  $108,493  $715,810   $2,116,411
Growth & Income Fund        $222,604  $1,302,642  $3,588,335  $119,679  $700,345  $1,929,212  $102,925  $602,297   $1,659,123
Bond Plus Fund              $190,656  $  836,888  $1,526,959  $119,160  $523,055  $  954,349  $ 71,496  $313,833   $  572,610
Money Market Fund           $191,153  $1,044,565  $2,461,787  $120,983  $661,117  $1,558,093  $ 70,170  $383,448   $  903,694


Pursuant to the terms of a contract with Advisors, State Street Bank, 225 Franklin Street, Boston, MA 02209 acts as custodian for the TIAA-CREF Mutual Funds. Advisors has agreed to pay State Street for these services.

Ernst & Young, LLP, 787 7th Avenue, New York, NY 10019, serves as independent auditors of the TIAA-CREF Mutual Funds.

Advisors has retained State Street Bank & Trust Company ("State Street") to provide the funds with certain administrative services, including preparation of each fund's financial information and various other administrative services. State Street also acts as the transfer and dividend paying agent for the funds. Advisors, not the TIAA-CREF Mutual Funds, has agreed to pay State Street a fee for such services.

Teachers Insurance and Annuity Association of America (TIAA), an insurance company, holds all of the shares of TIAA-CREF Enterprises, Inc., which in turn holds all the shares of Advisors and of Teachers Personal Investors Services, Inc., the principal underwriter for the TIAA-CREF Mutual Funds. TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, Inc. ("Services") and TIAA-CREF Investment Management, LLC ("Investment Management"). Services acts as the principal underwriter, and Investment Management provides investment advisory services, to the College Retirement Equities Fund, a companion organization to TIAA. All of the foregoing are affiliates of the TIAA-CREF Mutual Funds and Advisors.

-----------------------------------------------
ABOUT THE TIAA-CREF MUTUAL FUNDS AND THE SHARES
-----------------------------------------------

As a Delaware business trust, the TIAA-CREF Mutual Funds' operations are governed by its Declaration of Trust dated January 13, 1997, as amended (the Declaration). A copy of the TIAA-CREF Mutual Funds' Certificate of Trust, dated January 15, 1997, as amended, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares of beneficial interest in the TIAA-CREF Mutual Funds each shareholder agrees to be bound by the Declaration, as amended from time to time.

INDEMNIFICATION OF SHAREHOLDERS

Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (DBTA) provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The TIAA-CREF Mutual Funds' Declaration expressly provides that the TIAA-CREF Mutual Funds has been organized under the DBTA and that the Declaration is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware business trust, such as the TIAA-CREF Mutual Funds, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the TIAA-CREF Mutual Funds' shareholders could possibly be subject to personal liability.

To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of the TIAA-CREF Mutual Funds and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the TIAA-CREF Mutual Funds or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the TIAA-CREF Mutual Funds or any series of the TIAA-CREF Mutual Funds, and (iii) provides that the TIAA-CREF Mutual Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the TIAA-CREF Mutual Funds and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the TIAA-CREF Mutual Funds itself would be unable to meet its obligations. In the light of DBTA, the nature of the TIAA-CREF Mutual Funds' business, and the nature of its assets, the risk of personal liability to a TIAA-CREF Mutual Funds shareholder is remote.

INDEMNIFICATION OF TRUSTEES

The Declaration further provides that the TIAA-CREF Mutual Funds shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the TIAA-CREF Mutual Funds. The Declaration does not authorize the TIAA-CREF Mutual Funds to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

LIMITATION OF FUND LIABILITY

All persons dealing with an investment fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a fund or the TIAA-CREF Mutual Fund. No investment fund is liable for the obligations of any other investment fund. Since the funds use a combined Prospectus, however, it is possible that one fund might become liable for a misstatement or omission in the Prospectus regarding another fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined Prospectus.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

Under the Declaration, the TIAA-CREF Mutual Funds are not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the TIAA-CREF Mutual Funds will hold shareholders' meetings unless required by law or the Declaration. The TIAA-CREF Mutual Funds will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the TIAA-CREF Mutual Funds.

Shares of the TIAA-CREF Mutual Funds do not entitle their holders to cumulative voting rights, so that the holders of more than 50 percent of the net asset value represented by the outstanding shares of the TIAA-CREF Mutual Funds may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable fund).

ADDITIONAL PORTFOLIOS

Pursuant to the Declaration, the Trustees may establish additional investment portfolios (technically "series" of shares) in the TIAA-CREF Mutual Funds. As authorized, in February 2000 the Trustees established five additional investment portfolios: the Equity Index Fund, the Social Choice Equity Fund, the Short-Term Bond Fund, the High-Yield Bond Fund and the Tax-Exempt Bond Fund. Furthermore, the Trustees may establish additional funds in the future. The establishment of additional investment funds would not affect the interests of current shareholders in the existing eleven funds.

DIVIDENDS AND DISTRIBUTIONS

Each share of a fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the TIAA-CREF Mutual Funds as a whole or any individual investment fund, shareholders of the affected fund are entitled to receive their proportionate share of the assets which are attributable to their shares and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion, or subscription rights. All shares, when issued, will be fully paid and non-assessable.

-----------------
PRICING OF SHARES
-----------------

The assets of the funds are valued as of the close of each valuation day in the following manner:

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m.) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Such an equity security may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund's net asset value is calculated.

FOREIGN INVESTMENTS

Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the fund. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a fund's net asset value is calculated, such investments will be valued at fair value as determined in good faith by the Finance Committee of the Board and in accordance with the responsibilities of the Board as a whole.


DEBT SECURITIES

Debt securities (excluding money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service, except when we believe the prices don't accurately reflect the security's fair value.

Values for money market instruments (other than those in the Money Market Fund) with maturities of sixty days or less are valued at amortized cost, which approximates fair value. Values for money market instruments (other than those in the Money Market Fund) with maturities of more than sixty days are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

All debt securities may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees.

SPECIAL VALUATION PROCEDURES FOR THE MONEY MARKET FUND

For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund which uses available market quotations to value all of its securities.

The Board has established procedures reasonably designed, taking into account current market conditions and the Money Market Funds' investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than 1/2 of 1 percent from $1.00 per share. In the event such deviation should exceed 1/2 of 1 percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity;
(2) shortening the average
maturity of the fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund's net asset value might still decline.

OPTIONS AND FUTURES

Portfolio investments underlying options are valued as described above. Stock options written by a fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a fund's net assets will be increased or decreased by the difference between the premiums received on written options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when a fund writes a call option, the amount of the premium is included in the fund's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from a fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS
ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value, as determined in good faith under the direction of the Trustees.

----------
TAX STATUS
----------

The following is a brief summary of some of the principal U.S. federal income, and certain state and local, tax considerations pertaining to investments in the funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax exempt entities. Each prospective shareholder is urged to consult his or her own tax adviser with respect to specific federal, state, local and foreign tax consequences of investing in the funds. This summary is based on the laws in effect on the date of this SAI, which are subject to change.

Although the TIAA-CREF Mutual Funds is organized as a Delaware business trust, neither the TIAA-CREF Mutual Funds nor the funds will be subject to any corporate excise or franchise tax in the State of Delaware, nor will they be liable for Delaware income taxes provided that each fund qualifies as a regulated investment company for federal income tax purposes and satisfies certain income source requirements of Delaware law. If each fund so qualifies and distributes all of its income and capital gains, it will also be exempt from applicable New York State taxes and the New York City general corporation tax, except for small minimum taxes.

Each existing fund qualifies as a "regulated investment company" ("RIC") under Subchapter M of the Code. In general, to qualify as a RIC: (a) at least 90 percent of the gross income of a fund for the taxable year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities; (b) a fund must distribute to its shareholders 90 percent of its ordinary income and net short-term capital gains (undistributed net income may be subject to tax at the fund level); and (c) a fund must diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50 percent of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5 percent of the fair market value of the fund's total assets and 10 percent of the outstanding voting securities of such issuer and (ii) no more than 25 percent of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the fund and engaged in the same, similar, or related trades or businesses. Each new fund intends to qualify as a RIC.

If, in any taxable year, a fund should not qualify as a RIC under the Code: (1) that fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) that fund's distributions to the extent made out of that fund's current or accumulated earnings and profits would be taxable to its shareholders

(other than tax-exempt shareholders and shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends), and may qualify for the deduction for dividends received by corporations.

Each fund must declare and distribute dividends equal to at least 98 percent of its ordinary income (as of the twelve months ending December 31) and at least 98 percent of its capital gain net income (as of the twelve months ending October
31), in order to avoid a federal excise tax. Each fund intends to make the required distributions, but they cannot guarantee that they will do so. Dividends attributable to a fund's ordinary income and capital gains distributions are taxable as such to shareholders in the year in which they are received except dividends declared in October, November or December and paid in January, which dividends are treated as paid on the prior December 31.

A distribution of net capital gains reflects a fund's excess of net long-term capital gains over its net short-term capital losses. Each fund will designate income dividends and distributions of net capital gains and must notify shareholders of these designations within sixty days after the close of the fund's taxable year.

For federal income tax purposes, each fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. At December 31, 1999, the Bond Plus Fund had approximately $4.5 million of capital loss carryforwards and the Money Market Fund had approximately $7 thousand of capital loss carryforwards, both of which will begin to expire in 2006. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

Foreign currency gains and losses are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by the fund will be increased; if the result is a loss, the income dividend paid by the fund will be decreased. Adjustments to reflect these gains and losses will be made throughout each fund's taxable year.

At the time of purchase, each fund's net asset value may reflect undistributed income or net capital gains. A subsequent distribution to shareholders of such amounts, although constituting a return of their investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, each fund is permitted to carry forward its net realized capital losses, if any, for eight years, and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains. If a shareholder held shares for six months or less and during that period received a distribution taxable to such shareholder as a long-term capital gain, any loss realized on the sale of such shares during the six-month period would be a long term loss to the extent of such distribution. Additionally, any loss realized on a sale or redemption of shares of any fund may be disallowed under the "wash sale" rules to the extent the shares sold or redeemed are replaced with other shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or redeemed.

The Tax-Exempt Bond Fund expects to qualify to pay "exempt-interest dividends" which may be treated by shareholders as items of interest that is exempt from regular federal income tax. (Distributions derived from net long-term capital gains of the Tax-Exempt Bond Fund will ordinarily be taxable to shareholders as long-term capital gains and any distributions derived from taxable interest income, net short-term capital gains, and certain net realized foreign exchange gains will be taxable to shareholders as ordinary income.) The recipient of exempt-interest dividends is required to report such income on his or her federal income tax return and interest on indebtedness incurred or continued to purchase or carry shares of the Tax-Exempt Bond Fund is not deductible. In addition, exempt-interest dividends will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable. Any losses realized by shareholders who dispose of shares of the Tax-Exempt Bond Fund with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares.

The Tax-Exempt Bond Fund may invest a portion of its assets in private activity bonds, the interest from which (including the Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (AMT), both individual and corporate. Income from securities that are a preference item is included in the computation of the AMT and, in the case of corporations, all exempt-interest income, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for AMT. Shareholders who have not held shares of the Tax-Exempt Bond Fund for such fund's full taxable year may have designated as tax-exempt interest or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference income earned by the fund during the period of their investment.

A portion of the dividends to shareholders from the Tax-Exempt Bond Fund may be exempt from state and local taxes. Income from investments in the shareholder's state of residence is generally tax-exempt. The Tax-Exempt Bond Fund will direct the Transfer Agent to send shareholders a breakdown of income from each state in order to aid them in preparing tax returns.

For corporate investors, a portion of the dividends from net investment income paid by the Growth Equity Fund, Growth & Income Fund, Equity Index Fund and Social Choice Equity Fund will ordinarily qualify for the corporate dividends-received deduction. Eligible dividends are limited to those a fund receives from U.S. domestic corporations and, accordingly, it is not expected that a substantial portion of distributions made by other funds will qualify for the dividends-received deduction. Corporations seeking to claim the dividends received deduction must satisfy certain holding period requirements and debt financing restrictions. Capital gain dividends are not eligible for the dividends-received deduction for corporations.

Income received by any fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Code, if more than 50 percent of the value of a fund's total assets at the close of its taxable year consists of securities issued by foreign corporations, the fund may file an election with the Internal Revenue Service to "pass through" to the fund's shareholders the amount of any foreign income taxes paid by the fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

Each shareholder will be notified within 60 days after the close of each taxable year of a fund if that fund will "pass through" foreign taxes paid for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not benefit from any such "pass through" of foreign tax deductions or credits.

The International Equity Fund, the Growth Equity Fund and the Growth & Income Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75 percent of its gross income is passive; or (2) an average of at least 50 percent of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to the extent that income is distributed to its shareholders. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," that in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss). This will occur even if such income and gains are not distributed to the fund, and those amounts would be subject to the RIC distribution requirements described above. In most instances, it will be very difficult to make this election because of certain requirements thereof. In addition, another election may be available that would involve marking to market a fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized, although such gains will be ordinary income rather than capital gain. If this election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could, in limited circumstances, incur nondeductible interest charges. The funds may limit and/or manage their investments in PFICs to minimize their tax liability or maximize their return from these investments. A fund's intention to qualify annually as a RIC may limit a fund's election with respect to PFIC stock.

Each fund is required by federal law to withhold 31 percent of reportable payments (which may include income dividends, capital gains distributions, and share redemption proceeds) paid to shareholders who have not complied with IRS regulations. In order to avoid this back-up withholding requirement, a shareholder must certify to the fund on the application form or on a separate Internal Revenue Service W-9 Form, that the shareholder's social security number or taxpayer identification number is correct and that the shareholder is not currently subject to back-up withholding or is exempt from back-up withholding.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors. For example, each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on fund distributions treated as ordinary dividends. Shareholders who are not U.S. persons should consult their tax advisers regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the funds.

IRA accounts are subject to special tax treatment. Federal income tax earnings is deferred, and there are restrictions on the amounts that can be contributed each year. Investors in these accounts may also have to pay a penalty for withdrawals prior to age 59-1/2 Shareholders should consult their tax advisers for more information.

This discussion of the tax treatment of the funds and their distributions is based on the federal, Delaware and New York tax laws in effect as of the date of this SAI. Shareholders should consult their tax advisers to determine the tax treatment of an investment by him or her in any fund, including state and local taxes.

--------------------
BROKERAGE ALLOCATION
--------------------

Advisors is responsible for decisions to buy and sell securities for the funds as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of a fund, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the fund at the same time as for other funds it may be managing, or that may be managed by its affiliate, TIAA-CREF Investment Management, Inc. ("Investment Management"), another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio.

Advisors will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. Advisors follows guidelines established by the Board for the placing of orders with the brokers providing such services. In 1999, the aggregate amount of brokerage commissions paid by the International Equity, Growth Equity and Growth & Income Funds as a result of such allocations was $123,000, $181,400, and $213,700, respectively.

Research or service obtained for one Fund may be used by Advisors in managing the other Funds. In such circumstances, the expenses incurred will be allocated equitably consistent with Advisors' fiduciary duty to the other Funds.

Research or services obtained for the TIAA-CREF Mutual Funds may be used by personnel of Advisors in managing other investment company accounts, or the CREF accounts for Investment Management. In such circumstances, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to the TIAA-CREF Mutual Funds.

The aggregate amount of brokerage commissions paid by the Funds during 1997 was as follows:

Fund                       Commissions
----                       -----------
Growth & Income            $  8,614
International Equity       $229,055
Growth Equity              $ 13,817

The aggregate amount of brokerage commissions paid by the Funds during 1998 was as follows:

Fund                       Commissions
----                       -----------
Growth & Income            $203,003
International Equity       $179,866
Growth Equity              $191,941

The aggregate amount of brokerage commissions paid by the Funds during 1999 was as follows:

Fund                       Commissions
----                       -----------
Growth & Income            $264,949
International Equity       $480,885
Growth Equity              $426,194


During 1999, certain of the Funds acquired securities of certain of the regular brokers or dealers or their parents. These entities and the value of a Fund's aggregate holdings in the securities of those entities on December 31, 1999 are set forth below:

Regular Broker or Dealer Based on Brokerage Commissions Paid:

FUND                            BROKER                            PARENT                                    HOLDINGS (US$)
----                            ------                            ------                                     -------------
International Equity Fund      ABN-AMRO                           ABN-AMRO Holdings NV                            260,590
                               CS First Boston                    Credit Suisse Group                             377,684
                               Deutsche Bank Securities Inc.      Deutsche Bank AG                                266,575
                               Nomura Securities                  Nomura Securities Co. Ltd.                      230,864
                               Dresdner Bank                      Dresdner Bank AG                                157,750
                               HSBC                               HSBC Holdings PLC (UK)                          673,151
Growth Equity Fund             Goldman Sachs                      Goldman Sachs Group Inc.                         47,093
                               Knight Securities                  Knight/Trimark Group, Inc.                      128,800
                               Jeffries                           Jeffries Group, Inc.                             15,400
Growth and Income Fund         Morgan (JP) Securities Corp.       Morgan (J.P.) & Co., Inc.                       405,200
                               Bear Stearns                       Bear Stearns Co., Inc.                           40,441
                               Lehman Brothers                    Lehman Brothers Holdings, Inc.                  237,125
                               Merrill Lynch & Co., Inc.          Merrill Lynch & Co., Inc.                       601,200
                               Morgan Stanley & Co., Inc.         Morgan Stanley, Dean Witter & Co., Inc.       3,708,074
                               Paine Webber                       Paine Webber Group, Inc.                         58,218
                               Charles Schwab                     Schwab (Charles) , Inc.                         775,175

Regular Broker or Dealer based on entities acting as principal:

FUND                             BROKER                            PARENT                                   HOLDINGS (US$)
----                             ------                            ------                                   --------------
International Equity Fund       CS First Boston                    Credit Suisse Group                            377,684
                                ABN Amro                           ABN Amro Holdings NV                           260,590
                                Deutsche Bank Securities Inc.      Deutsche Bank AG                               424,325
                                Nomura Securities                  Nomura Securities Co., Ltd.                    230,864
                                UBS Securities                     UBS AG                                         392,406
Growth Equity Fund              Goldman Sachs                      Goldman Sachs Group Inc.                      47,093
Growth and Income Fund          Chase Manhattan Bank               Chase Manhattan Corp.                        4,078,826
                                Morgan (J.P.) Securities Corp.     Morgan (J.P.) & Co., Inc.                      405,200
                                Bear Stearns                       Bear Stearns Co., Inc.                          40,441
                                Lehman Brothers                    Lehman Brothers Holdings, Inc.                 237,125
                                Merrill Lynch                      Merrill Lynch & Co., Inc.                      601,200
                                Morgan Stanley & Co., Inc.         Morgan Stanley, Dean Witter & Co., Inc.      3,708,074
                                Paine Webber                       Paine Webber Group, Inc.                        $58218
                                Charles Schwab                     Schwab (Charles) Inc.                        775,175
Bond Plus                       Morgan (J.P.) Securities Corp.     Morgan (J.P.) & Co., Inc.                    1,941,140
                                Salomon Smith Barney               Salomon Smith Barney Holdings                2,908,200


------------
UNDERWRITERS
------------

Teachers Personal Investors Services, Inc. (TPIS) may be considered the "principal underwriter" for the TIAA-CREF Mutual Funds. Shares of the TIAA-CREF Mutual Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the TIAA-CREF Mutual Funds, TPIS has the right to distribute shares of the TIAA-CREF Mutual Funds for the two-year period beginning July 1, 1997, and thereafter from year to year subject to approval by the Funds' Board of Trustees. Under a Distribution Compensation Agreement between TPIS and Advisors, Advisors has agreed to pay TPIS monthly for distribution of Fund shares an amount equal to .40 percent of the aggregate amount of purchase payments for shares of the Funds during each month. TPIS was paid $5,091,702 for services to the Funds in 1999. TPIS receives no other compensation for its activities as distributor of TIAA-CREF Mutual Fund shares. TPIS may enter into Selling Agreements with one or more broker-dealers which may or may not be affiliated with TPIS to provide distribution related services to the TIAA-CREF Mutual Funds. Currently, TPIS has entered into a Selling Agreement with TIAA-CREF Individual & Institutional Services ("Services") that permits Services to distribute the shares of the Mutual Funds on a limited basis.

-------------------------------
Calculation of Performance Data
-------------------------------

We may quote a fund's performance in various ways. All performance information in advertising is historical and is not intended to indicate future returns. A fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.

-------------------------
TOTAL RETURN CALCULATIONS
-------------------------

Total returns quoted in advertising reflect all aspects of a fund's returns, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period according to the following formula:

         n
P (1 + T)  = ERV

where: P = the hypothetical initial payment
       T = average annual total return
       n = number of years in the period

     ERV = ending redeemable value of the hypothetical payment made at the beginning of the one-, five-, or 10-year period at the end of the one-, five-, or 10-year period (or fractional portion thereof).

For example, a cumulative return of 100 percent over ten years would produce an average annual return of 7.18 percent, which is the steady annual rate that would equal 100 percent growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the fund.

In addition to average annual returns, we may quote a fund's unaveraged or cumulative total returns reflecting the actual change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before or after tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

------------------
YIELD CALCULATIONS
------------------

ALL FUNDS OTHER THAN THE MONEY MARKET FUND. Yields are computed by dividing the fund's net investment income for a given 30-day or one-month period, by the average number of fund shares, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one-month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by the fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation as are gains and losses currently from exchange rate fluctuations.

Income calculated for the purposes of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in a fund's financial statements.

Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, a fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider. Investors should also recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

YIELD INFORMATION FOR THE MONEY MARKET FUND. Yield quotations for the Money Market Fund, including yield quotations based upon the seven-day period ended on the date of calculation, may also be made available. These yield quotations are based on a hypothetical pre-existing account with a balance of one share. In arriving at any such yield quotations, the net change during the period in the value of that hypothetical account is first determined. Such net change includes net investment income attributable to portfolio securities but excludes realized gains and losses from the sale of securities and unrealized appreciation and depreciation and income other than investment income (which are included in the calculation of NAV). For this purpose, net investment income includes accrued interest on portfolio securities, plus or minus amortized premiums or purchase discount (including original issue discount), less all accrued expenses. Such net change is then divided by the value of that hypothetical account at the beginning of the period to obtain the base period return, and then the base period return is multiplied by 365/7 to annualize the current yield figure which is carried to at least the nearest hundredth of one percent.

The effective yield of the Money Market Fund for the same seven-day period may also be disclosed. The effective yield is obtained by adjusting the current yield to give effect to the compounding nature of the Fund's investments, and is calculated by the use of the following formula:

                                        365/7
Effective Yield = (Base Period Return+1)     -1

The Money Market Fund's yield fluctuates, unlike many bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one period's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of instruments held in the portfolio, changes in interest rates on money market instruments, portfolio expenses, and other factors.

TOTAL RETURN

Set forth below is total return information for the Funds, which reflects all expense deductions from Fund assets, applied to a hypothetical investment of $1,000 in each Fund:

                     INTERNATIONAL EQUITY FUND

PERIOD                                        AVERAGE ANNUAL RETURN
------                                        --------------------
1 Year (January 1, 1999 to                           55.83%
December 31, 1999)
Since inception
(September 2, 1997 to                                29.16%
December 31, 1999)

                               GROWTH EQUITY FUND

PERIOD                                        AVERAGE ANNUAL RETURN
------                                        --------------------
1 Year (January 1, 1999 to                           33.00%
December 31, 1999)
Since inception
(September 2, 1997 to                                33.36%
December 31, 1999)

                              GROWTH & INCOME FUND

PERIOD                                        AVERAGE ANNUAL RETURN
------                                        --------------------
1 Year (January 1, 1999 to                           24.46%
December 31, 1999)
Since inception
(September 2, 1997 to                                27.45%
December 31, 1999)


                             MANAGED ALLOCATION FUND

PERIOD                                        AVERAGE ANNUAL RETURN
------                                        --------------------
1 Year (January 1, 1999 to                           19.20%
December 31, 1999)
Since inception
(September 2, 1997 to                                19.78%
December 31, 1999)


                                 BOND PLUS FUND

PERIOD                                        AVERAGE ANNUAL RETURN
------                                        --------------------
1 Year (January 1, 1999 to                           -1.01%
December 31, 1999)
Since inception
(September 2, 1997 to                                 5.26%
December 31, 1999)

                               MONEY MARKET FUND

PERIOD                                        AVERAGE ANNUAL RETURN
------                                        --------------------
1 Year (January 1, 1999 to                           5.05%
December 31, 1999)
Since inception
(September 2, 1997 to                                5.29%
December 31, 1999)




PERFORMANCE COMPARISONS

Performance information for the funds may be compared in advertisements, sales literature, and reports to shareholders, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to (1) the S&P 500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index, (8) Value Line Composite Average (geometric), (9) Wilshire Associates indices, (10) Frank Russell Co. Inc. indices, (11) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (12) Morningstar, Inc., (13) Lehman Brothers indices and (14) the Global Market indices created by Morgan Stanley, Inc., including the Europe, Australasia, Far East (EAFE) Index, the EAFE+Canada Index and the International Perspective Index. We may also discuss ratings or rankings received from these entities, accompanied in some cases by an explanation of those ratings or rankings, when applicable. In addition, advertisements may discuss the performance of the indices listed above.

The performance of each of the funds also may be compared to other indices or averages that measure performance of a pertinent group of securities. Shareholders should keep in mind that the composition of the investments in the reported averages will not be identical to that of the fund and that certain formula calculations (e.g., yield) may differ from index to index. In addition, there can be no assurance that any of the funds will continue its performance as compared to such indices.

We may also advertise ratings or rankings the funds receive from various rating services and organizations, including but not limited to any organization listed above.

ILLUSTRATING COMPOUNDING

We may illustrate in advertisements, sales literature and reports to shareholders the effects of compounding of earnings on an investment in a fund. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or a different rate of return, varies depending on when the investment was made.

NET ASSET VALUE

Charts and graphs using a fund's NAVs, adjusted NAVs, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any. Currently there are no sales charges.

MOVING AVERAGES

We may illustrate a fund's performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. "Moving Average Activity Indicators" combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

VOTING RIGHTS

We don't plan to hold annual shareholder meetings. However, we may hold special meetings to elect trustees, change fundamental policies, approve a management agreement, or for other purposes. We will mail proxy materials to shareholders for these meetings, and we encourage shareholders who can't attend to vote by proxy. The number of votes you have on any matter submitted to shareholders depends on the dollar value of your investment in the funds.

LEGAL MATTERS

All matters of applicable state law pertaining to the Funds have been passed upon by Charles H. Stamm, Executive Vice President and General Counsel of the TIAA-CREF Mutual Funds (and TIAA and CREF). Legal matters relating to the federal securities laws have been passed upon by Sutherland Asbill & Brennan LLP, Washington, DC.

EXPERTS

The financial statements incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their report appearing herein and have been so included in reliance upon the report of such firm given upon its authority as experts in accounting and auditing.

ADDITIONAL CONSIDERATIONS

The TIAA-CREF Mutual Funds are part of the TIAA-CREF family of companies. TIAA founded in 1918, is a non-profit stock life insurance company. Its companion organization, CREF, founded in 1952, is a non-profit corporation registered with the Securities and Exchange Commission as an investment company. Together, through the issuance of fixed and variable annuity contracts, TIAA and CREF form the principal retirement system for the nation's education and research communities and the largest retirement system in the United States based on assets under management.

Prospective investors in TIAA-CREF Mutual Funds who have accumulations in TIAA and CREF retirement annuities (RAs) and supplemental retirement annuities
(SRAs), or in the Teachers Personal Annuity (PA) or the Teachers Personal Annuity Select (PA Select) should carefully consider how TIAA-CREF Mutual Funds fit into their investment portfolio. The tax treatment is considerably different from the RA, SRA, PA and PA Select. For example, RAs and SRAs accept before-tax contributions, and any earnings from them are not taxed until withdrawn or taken as income. RAs, SRAs, and the PAs all have restrictions on withdrawals before age 59-1/2, including tax penalties. TIAA-CREF Mutual Funds don't have such restrictions, which means they can be used to invest for a wide variety of goals in addition to retirement (unless they are being used to Fund an IRA account). However, annuities offer the option of lifetime income on retirement, which mutual funds do not.

Investors should also consider the TIAA-CREF Mutual Funds' expense charges as compared to the expenses of other mutual funds. The TIAA-CREF Mutual Funds' expense charges are currently among the lowest in the industry, according to MORNINGSTAR PRINCIPIA, which tracks mutual fund expense charges.

When deciding how to invest in mutual funds, it's important for investors to determine their investment goals so they can choose the mutual fund(s) whose objective closely matches it. They should also determine their time horizon, I.E., the period of time they plan to keep money invested in the fund. Time horizon affects how much risk an investor may be willing to take. Risk tolerance in turn affects asset allocation decisions. For example, an aggressive investor who is willing to accept a high level of risk in return for potentially greater returns over the long term, probably would invest more heavily in equity funds. To preserve the current value of an investment and avoid losses of principal, an investor might invest more heavily in non-equity funds.

FINANCIAL STATEMENTS

The audited financial statements for the existing TIAA-CREF Mutual Funds are incorporated herein by reference to the Funds' Annual Report for the year ended December 31, 1999, which has been filed with the Securities and Exchange Commission and provided to all shareholders. We will furnish you, without charge, another copy of the Annual Report on request. The audited financial statements for the Equity Index, Social Choice Equity, Short-Term Bond, High-Yield Bond and Tax-Exempt Bond Funds follow.

[TIAA-CREF lOGO]


--------------------------------------------------------------------------------

                      REPORT OF MANAGEMENT RESPONSIBILITY





To the Shareholder of
TIAA-CREF Mutual Funds:

The accompanying financial statements of the Equity Index, Social Choice Equity and Short-Term Bond Funds of TIAA-CREF Mutual Funds (the "Funds") are the responsibility of management. They have been prepared in accordance with accounting principles generally accepted in the United States and have been presented fairly and objectively in accordance with such principles.

The Funds have established and maintain a strong system of internal controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, the Funds' internal audit personnel provide a continuing review of the internal controls and operations of the Funds, and the internal Auditor regularly reports to the Audit Committee of the Funds' Board of Trustees.

The accompanying financial statements have been audited by the independent auditing firm of Ernst & Young LLP. The independent auditors' report, which appears on the following page, expresses an independent opinion on the fairness of presentation of these financial statements.

The Audit Committee of the Funds' Board of Trustees, consisting of trustees who are not officers of TIAA-CREF Mutual Funds, meets regularly with management, representatives of Ernst & Young LLP and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the financial statements of the Funds by the independent auditing firm, the Securities and Exchange Commission performs periodic examinations of the Funds' operations.

                                                  /s/ Martin E. Galt, III
                                                  ---------------------------
                                                         President


                                                  /s/ Richard L. Gibbs
                                                  ---------------------------
                                                  Executive Vice President and
                                                  Principal Accounting Officer

[] ERNST & YOUNG LLP        [] 787 Seventh Avenue         [] Phone: 212 773 3000
                               New York, New York 10019


                         REPORT OF INDEPENDENT AUDITORS



To the Shareholder and Board of Trustees of TIAA-CREF Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Equity Index, Social Choice Equity and Short-Term Bond Funds (three of the Funds constituting TIAA-CREF Mutual Funds) (the "Funds") as of March 10, 2000, and the related statements of operations and changes in net assets and financial highlights for the period from March 1, 2000 (commencement of operations) to March 10, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 10, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity Index, Social Choice Equity and Short-Term Bond Funds of TIAA-CREF Mutual Funds at March 10, 2000 and the results of their operations, the changes in their net assets and the financial highlights for the period from March 1, 2000 to March 10, 2000, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ ERNST & YOUNG LLP


March 23, 2000

                             TIAA-CREF MUTUAL FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 MARCH 10, 2000


                                                         EQUITY       SOCIAL CHOICE    SHORT TERM
                                                          INDEX          EQUITY           BOND
                                                          FUND            FUND            FUND
                                                       ------------   -------------    ------------
ASSETS
Investments, at cost ................................     50,053,547    $ 25,026,417    $ 24,727,568
Net unrealized depreciation of
  investments .......................................       (397,177)       (338,056)        (52,232)
                                                        ------------    ------------    ------------
Investments, at value ...............................     49,656,370      24,688,361      24,675,336
Cash ................................................            938             813             813
Dividends and interest receivables ..................         13,875           4,616         312,859
                                                        ------------    ------------    ------------
                                         TOTAL ASSETS     49,671,183      24,693,790      24,989,008
                                                        ------------    ------------    ------------

LIABILITIES
Accrued expenses ....................................          3,533           1,830           2,051
                                                        ------------    ------------    ------------
                                    TOTAL LIABILITIES          3,533           1,830           2,051
                                                        ------------    ------------    ------------
                                           NET ASSETS   $ 49,667,650    $ 24,691,960    $ 24,986,957
                                                        ============    ============    ============
Net assets consist of:
Paid in capital .....................................   $ 50,000,000    $ 25,000,000    $ 25,000,000
Accumulated undistributed net investment income .....         64,820          30,016          39,189
Accumulated undistributed net realized gain
  on investments ....................................              7              --              --
Accumulated net unrealized depreciation on
  investments .......................................       (397,177)       (338,056)        (52,232)
                                                        ------------    ------------    ------------
                                           NET ASSETS   $ 49,667,650    $ 24,691,960    $ 24,986,957
                                                        ============    ============    ============

Outstanding shares of beneficial interest, unlimited
  shares authorized ($.0001 par value) ..............      5,000,000       2,500,000       2,500,000
                                                        ============    ============    ============
Net asset value per share ...........................   $       9.93    $       9.88    $       9.99
                                                        ============    ============    ============


                       See notes to financial statements.

                             TIAA-CREF MUTUAL FUNDS
                            STATEMENTS OF OPERATIONS
                          FOR THE PERIOD MARCH 1, 2000
                          (COMMENCEMENT OF OPERATIONS)
                                TO MARCH 10, 2000



                                                       EQUITY    SOCIAL CHOICE  SHORT-TERM
                                                       INDEX        EQUITY        BOND
                                                        FUND         FUND         FUND
                                                     -----------  -----------  -----------
INVESTMENT INCOME
Interest ...........................................   $  54,452    $  27,205    $  41,240
Dividends ..........................................      13,901        4,641           --
                                                       ---------    ---------    ---------
Total income .......................................      68,353       31,846       41,240
                                                       ---------    ---------    ---------
EXPENSES
Management fees ....................................      10,315        5,214        5,464
Trustee fees and expenses ..........................           4            2            2
                                                       ---------    ---------    ---------
Total expenses before waiver .......................      10,319        5,216        5,466
Less expenses waived by the advisor ................      (6,786)      (3,386)      (3,415)
                                                       ---------    ---------    ---------
Net expenses .......................................       3,533        1,830        2,051
                                                       ---------    ---------    ---------
Net investment income ..............................      64,820       30,016       39,189
                                                       ---------    ---------    ---------
NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS
Net realized gain on investments ...................           7           --           --
Net change in unrealized depreciation
  on investments ...................................    (397,177)    (338,056)     (52,232)
                                                       ---------    ---------    ---------
Net realized and unrealized loss on investments ....    (397,170)    (338,056)     (52,232)
                                                       ---------    ---------    ---------
Net decrease in net assets resulting from operations   $(332,350)   $(308,040)   $ (13,043)
                                                       =========    =========    =========


                       See notes to financial statements.

                             TIAA-CREF MUTUAL FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                          FOR THE PERIOD MARCH 1, 2000
                          (COMMENCEMENT OF OPERATIONS)
                                TO MARCH 10, 2000


                                                          EQUITY       SOCIAL CHOICE   SHORT-TERM
                                                           INDEX          EQUITY          BOND
                                                           FUND            FUND           FUND
                                                       ------------    ------------    -----------
INCREASE IN NET ASSETS
OPERATIONS:
Net investment income ..............................   $     64,820    $     30,016    $     39,189
Net realized gain on investments ...................              7              --              --
Net change in unrealized depreciation on investments       (397,177)       (338,056)        (52,232)
                                                       ------------    ------------    ------------
Net decrease from operations .......................       (332,350)       (308,040)        (13,043)
                                                       ------------    ------------    ------------
SHAREHOLDER TRANSACTIONS:
Seed money contributed by TIAA .....................     50,000,000      25,000,000      25,000,000
                                                       ------------    ------------    ------------
Net increase from shareholder transactions .........     50,000,000      25,000,000      25,000,000
                                                       ------------    ------------    ------------
NET ASSETS, end of period ..........................   $ 49,667,650    $ 24,691,960    $ 24,986,957
                                                       ============    ============    ============

                       See notes to financial statements.

                             TIAA-CREF MUTUAL FUNDS
                              FINANCIAL HIGHLIGHTS
                          FOR THE PERIOD MARCH 1, 2000
                          (COMMENCEMENT OF OPERATIONS)
                                TO MARCH 10, 2000

                                                         EQUITY     SOCIAL CHOICE    SHORT-TERM
                                                         INDEX         EQUITY           BOND
                                                         FUND           FUND            FUND
                                                       ----------    -----------     ----------
SELECTED PER SHARE DATA
Net asset value, beginning of period ...............   $    10.00     $    10.00     $    10.00
                                                       ----------     ----------     ----------
Loss from investment operations:
Net investment income ..............................         0.01           0.01           0.02
Net realized and unrealized loss on investments ....        (0.08)         (0.13)         (0.03)
                                                       ----------     ----------     ----------
Total loss from investment operations ..............        (0.07)         (0.12)         (0.01)
                                                       ----------     ----------     ----------
Net asset value, end of period .....................   $     9.93           9.88     $     9.99
                                                       ==========     ==========     ==========
TOTAL RETURN .......................................        (0.70)%        (1.20)%        (0.10)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands) .........   $   49,668     $   24,692     $   24,987
Ratio of expenses to average net assets
  before expense waiver ............................         0.02%          0.02%          0.02%
Ratio of expenses to average net assets
  after expense waiver .............................         0.01%          0.01%          0.01%
Ratio of net investment income to average net assets         0.15%          0.14%          0.17%
Portfolio turnover rate ............................         0.00%          0.00%          0.00%

The percentages shown above are not annualized


                       See notes to financial statements.

TIAA-CREF MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 10, 2000

NOTE 1. ORGANIZATION

TIAA-CREF Mutual Funds is a Delaware business trust that was organized on January 13, 1997 and is registered with the Securities and Exchange Commission ("Commission") under the Investment Company Act of 1940 as an open-end management investment company. It currently consists of eleven series, the Money Market Fund which invests primarily in high quality short-term money market instruments; the Bond Plus Fund which invests primarily in a broad range of debt securities; the Short-Term Bond Fund which invests primarily in a broad range of short-term debt securities; the High-Yield Bond Fund which invests primarily in lower rated, high-yielding income bearing debt securities; the Tax-Exempt Bond Fund which invests primarily in investment grade municipal securities; the Growth & Income Fund which invests in a broadly diversified portfolio of common stocks selected for their investment potential; the Growth Equity Fund which invests in stocks of companies in new or emerging areas of the economy and companies with distinctive products or promising market conditions; the Equity Index Fund which is designed to track the United States equity market as a whole; the Social Choice Equity Fund which invests primarily in a diversified set of common stocks and attempts to track the return of the Untied States stock market while investing only in companies whose activities are consistent with the fund's social criteria; the International Equity Fund which invests in a broadly diversified portfolio of primarily foreign equity securities; and the Managed Allocation Fund which invests in the TIAA-CREF Mutual Funds' other investment funds.

These financial statements include the Equity Index, Social Choice Equity and Short-Term Bond Funds, (the "Funds") each of which commenced operations with an investment by Teachers Insurance and Annuity Association of America ("TIAA") on March 1, 2000 of $50,000,000, $25,000,000 and $25,000,000, respectively. Upon becoming effective with the Commission, the Funds intend to publicly offer their shares, without a sales load, through their distributor, Teachers Personal Investors Services, Inc. ("TPIS"), a wholly-owned indirect subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Teachers Advisors, Inc. ("Advisors"), a wholly-owned indirect subsidiary of TIAA, which is registered with the Commission as an investment adviser, provides investment management services for the Funds and is also responsible for providing, or obtaining at its own expense, the services reasonably necessary for the ordinary operation of the Funds. Advisors has borne any costs necessary to organize the Funds.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds, which are in conformity with accounting principles generally accepted in the United States.

VALUATION OF INVESTMENTS: Securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported, except for bonds which are valued at the most recent bid price or the equivalent quoted yield of such bonds. Money market instruments are valued at fair market value, except for such instruments within 60 days to maturity, which are valued at amortized cost, which approximates market value. The amortized cost method initially values securities at original cost and assumes a constant amortization to maturity of any discount or premium. Portfolio securities for which market quotations are not readily available (including restricted securities) are valued at fair value, as determined in good faith under the direction of the Board of Trustees.

ACCOUNTING FOR INVESTMENTS: Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Realized gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recognized on the accrual basis, and discounts and premiums on short term money market instruments are amortized using the effective yield method. Dividend income is recorded on the ex-dividend date.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS: The Funds may purchase securities on a when-issued or delayed delivery basis. In addition to the normal market risks, this exposes the Funds to the risk that the transaction may not be consummated. The price and interest rate of such securities is fixed at trade date. For when-issued purchases, a Fund does not earn interest on such security until settlement date.

RESTRICTED SECURITIES: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income, if any, for the Short-Term Bond Fund are declared and paid monthly; and for the Equity Index and Social Choice Equity Funds are declared and paid annually. Distributions from realized gains, if any, are declared and paid annually for each of the Funds. Undistributed net investment income and accumulated undistributed net realized gain (loss) on total investments may include temporary book and tax differences which will reverse in a subsequent period. Any permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among the respective components of net assets.

FEDERAL INCOME TAXES: The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code, and will therefore not be subject to income taxes to the extent that they distribute substantially all taxable income each year.

NOTE 3. MANAGEMENT AGREEMENT

Under the terms of an Investment Management Agreement, each Fund pays a fee for the management and administration of the Funds, based on the average daily net assets of each Fund. Advisors has currently waived its right to receive a portion of its fee from each Fund until July 1, 2003. As a result, during such waiver period, Advisors will receive the following annual percentages of each Fund's average daily net assets:

                                 MANAGEMENT                       MANAGEMENT FEE
                                     FEE             WAIVER        AFTER WAIVER
                                 ----------          ------       -------------
Equity Index Fund                   0.76%             0.50%           0.26%
Social Choice Equity Fund           0.77%             0.50%           0.27%
Short-Term Bond Fund                0.80%             0.50%           0.30%

NOTE 4. INVESTMENTS

At March 10, 2000, net unrealized depreciation of portfolio investments, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

                                GROSS UNREALIZED               NET UNREALIZED
                        APPRECIATION         DEPRECIATION       DEPRECIATION
                        ------------          -----------      --------------
Equity Index Fund        $1,322,011           $1,719,188          $(397,177)
Social Choice
  Equity Fund               536,675              874,731           (338,056)
Short-Term
  Bond Fund                   1,762               53,994            (52,232)

Purchases and sales of portfolio securities, other than short-term money market instruments, for the Funds, for the period from March 1, 2000 (commencement of operation) to March 10, 2000, were as follows:


                                            Purchases                 Sales
                                           ------------            ------------
Equity Index Fund                          $ 49,903,592              $  4,005
Social Choice
  Equity Fund                                24,870,465                  --
Short-Term
  Bond Fund                                  23,473,884                  --


NOTE 5. TRUSTEE FEES

Each of the Funds pays the Trustees who are not also officers or affiliated persons of the Funds certain remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their services as Trustees from the Funds.

TIAA-CREF MUTUAL FUNDS        STATEMENT OF INVESTMENTS         EQUITY INDEX FUND
                                 MARCH 10, 2000

--------------------------------------------------------------------------------
                                                VALUE            %
--------------------------------------------------------------------------------
COMMONSTOCK
AGRICULTURAL PRODUCTION-CROPS             $     3,416        0.01%
AGRICULTURAL SERVICES                           2,124        0.01
AMUSEMENT AND RECREATION SERVICES              63,784        0.13
APPAREL AND ACCESSORY STORES                  211,096        0.43
APPAREL AND OTHER TEXTILE PRODUCTS             42,074        0.09
AUTO REPAIR, SERVICES AND PARKING              13,336        0.03
AUTOMOTIVE DEALERS AND SERVICE STATIONS        30,421        0.06
BUILDING MATERIALS AND GARDEN SUPPLIES        527,809        1.06
BUSINESS SERVICES                           6,543,625       13.18
CHEMICALS AND ALLIED PRODUCTS               4,717,319        9.50
COAL MINING                                       507        0.00
COMMUNICATIONS                              6,031,060       12.14
DEPOSITORY INSTITUTIONS                     2,431,705        4.90
EATING AND DRINKING PLACES                    277,482        0.56
EDUCATIONAL SERVICES                           18,807        0.04
ELECTRIC, GAS, AND SANITARY SERVICES ..     1,289,946        2.60
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT     7,271,173       14.64
ENGINEERING AND MANAGEMENT SERVICES           135,713        0.27
FABRICATED METAL PRODUCTS                     240,040        0.48
FISHING, HUNTING, AND TRAPPING                    296        0.00
FOOD AND KINDRED PRODUCTS                   1,167,978        2.35
FOOD STORES                                   201,546        0.41
FORESTRY                                       11,217        0.02
FURNITURE AND FIXTURES                         71,091        0.14
FURNITURE AND HOMEFURNISHINGS STORES ..       130,509        0.26
GENERAL BUILDING CONTRACTORS                   31,573        0.06
GENERAL MERCHANDISE STORES                    913,681        1.84
HEALTH SERVICES                               148,394        0.30
HEAVY CONSTRUCTION, EXCEPT BUILDING            25,703        0.05
HOLDING AND OTHER INVESTMENT OFFICES ..       367,884        0.74
HOTELS AND OTHER LODGING PLACES                51,681        0.10
INDUSTRIAL MACHINERY AND EQUIPMENT          5,273,969       10.62
INSTRUMENTS AND RELATED PRODUCTS            1,173,373        2.36
INSURANCE AGENTS, BROKERS AND SERVICE .        90,793        0.18
INSURANCE CARRIERS                          1,718,287        3.46
LEATHER AND LEATHER PRODUCTS                    6,963        0.01
LEGAL SERVICES                                  2,080        0.00
LOCAL AND INTERURBAN PASSENGER TRANSIT            603        0.00
LUMBER AND WOOD PRODUCTS                       84,080        0.17
METAL MINING                                   50,202        0.10
MISCELLANEOUS MANUFACTURING INDUSTRIES        173,893        0.35
MISCELLANEOUS REPAIR SERVICES                     813        0.00
MISCELLANEOUS RETAIL                          319,779        0.64
MOTION PICTURES                               676,750        1.36
NONDEPOSITORY INSTITUTIONS                    720,860        1.45
NONMETALLIC MINERALS, EXCEPT FUELS             22,405        0.05
OIL AND GAS EXTRACTION                        422,826        0.85
PAPER AND ALLIED PRODUCTS                     301,270        0.61
PERSONAL SERVICES                              36,526        0.07
PETROLEUM AND COAL PRODUCTS                 1,612,886        3.25
PRIMARY METAL INDUSTRIES                      184,520        0.37
PRINTING AND PUBLISHING                       311,656        0.63
RAILROAD TRANSPORTATION                       147,655        0.30
REAL ESTATE                                    28,801        0.06
RUBBER AND MISCELLANEOUS
    PLASTIC PRODUCTS                          121,998        0.25
SECURITY AND COMMODITY BROKERS                807,002        1.62
SOCIAL SERVICES                                 3,028        0.01
SPECIAL TRADE CONTRACTORS                       8,959        0.02
STONE, CLAY, AND GLASS PRODUCTS               223,873        0.45
TEXTILE MILL PRODUCTS                          21,753        0.04
TOBACCO PRODUCTS                              189,103        0.38
TRANSPORTATION BY AIR                         167,814        0.34
TRANSPORTATION EQUIPMENT                    1,087,454        2.19
TRANSPORTATION SERVICES                        27,506        0.06
TRUCKING AND WAREHOUSING                       25,770        0.05
WATER TRANSPORTATION                           15,882        0.03
WHOLESALE TRADE-DURABLE GOODS ..              148,787        0.30
WHOLESALE TRADE-NONDURABLE GOODS              319,508        0.64
                                          -----------      ------
TOTAL COMMON STOCK
(COST $49,899,594)                         49,502,417       99.67
                                          -----------      ------
SHORT TERM INVESTMENT
U.S. GOVERNMENT AGENCY                        153,953        0.31
                                          -----------      ------
TOTAL SHORT TERM INVESTMENT
(COST $153,953)                               153,953        0.31
                                          -----------      ------
TOTAL PORTFOLIO
(COST $50,053,547)                         49,656,370       99.98
OTHER ASSETS & LIABILITIES, NET                11,280        0.02
                                          -----------      ------
NET ASSETS                                $49,667,650      100.00%
                                          ===========      ======

TIAA-CREF MUTUAL FUNDS        STATEMENT OF INVESTMENTS         EQUITY INDEX FUND
                                 MARCH 10, 2000

--------------------------------------------------------------------------------
  SHARES                                                VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 99.67%

AGRICULTURAL PRODUCTION-CROPS -- 0.01%
     145     DELTA & PINE LAND CO                      $  2,773
      83   * HINES HORTICULTURE, INC                        643
                                                       --------
                                                          3,416
                                                       --------
AGRICULTURAL SERVICES -- 0.01%
     132   * CADIZ, INC                                   1,188
      81   * VETERINARY CENTERS OF AMERICA, INC             936
                                                       --------
                                                          2,124
                                                       --------
AMUSEMENT AND RECREATION SERVICES -- 0.13%
     315   * AMF BOWLING, INC                               767
      27   * ANCHOR GAMING CO                             1,061
      73   * ARGOSY GAMING CORP                           1,012
      90   * BALLY TOTAL FITNESS HOLDINGS CORP            2,205
     120   * BOCA RESORTS, INC (CLASS A)                  1,035
     136   * BOYD GAMING CORP                               714
      37   * CHAMPIONSHIP AUTO RACING TEAMS, INC            777
      32     CHURCHILL DOWNS, INC                           688
      51     DOVER DOWNS ENTERTAINMENT, INC                 605
      79   * FAMILY GOLF CENTERS, INC                        91
     484   * HARRAH'S ENTERTAINMENT, INC                  9,740
     101     INTERNATIONAL SPEEDWAY CORP (CLASS A)        4,204
     727   * MIRAGE RESORTS, INC                         13,086
      88   * PINNACLE ENTERTAINMENT, INC                  1,831
     105   * PLAYERS INTERNATIONAL, INC                     866
     295   * PREMIER PARKS, INC                           5,752
     212   * SFX ENTERTAINMENT, INC (CLASS A)             7,645
      51   * SPEEDWAY MOTORSPORTS, INC                    1,357
      90   * STATION CASINOS, INC                         1,738
     129   * WESTWOOD ONE, INC                            8,610
                                                       --------
                                                         63,784
                                                       --------
APPAREL AND ACCESSORY STORES -- 0.43%
     364   * ABERCROMBIE & FITCH CO (CLASS A)             5,551
      79   * AMERICAN EAGLE OUTFITTERS, INC               2,128
      82   * ANN TAYLOR STORES CORP                       1,962
      10   * BEBE STORES, INC                               117
      30   * BUCKLE, INC                                    476
      68     BURLINGTON COAT FACTORY WAREHOUSE CORP         828
      57     CATO CORP (CLASS A)                            612
     371   * CHARMING SHOPPES, INC                        2,086
      50   * CHICOS FAS, INC                                668
      64   * CHILDRENS PLACE RETAIL STORES                  896
     156     CLAIRES STORES, INC                          2,642
      31   * DAVID'S BRIDAL, INC                            259
      13     DEB SHOPS, INC                                 227
      59   * DRESS BARN, INC                                851
      65   * FINISH LINE, INC (CLASS A)                     394
      73   * FOOTSTAR, INC                                1,560
   2,454     GAP, INC                                   113,190
      85   * GENESCO, INC                                   839
      71   * GOODY'S FAMILY CLOTHING, INC                   514
      80   * GYMBOREE CORP                                  327
     159     INTIMATE BRANDS, INC (CLASS A)               5,038
     609     LIMITED, INC                                20,706
      96   * MEN'S WEARHOUSE, INC                         2,280
     403     NORDSTROM, INC                               8,916
     104   * PACIFIC SUNWEAR CALIFORNIA, INC              2,587
     119   * PAYLESS SHOESOURCE, INC                      5,726
     333     ROSS STORES, INC                             5,473
      32   * SHOE CARNIVAL, INC                             270
     106   * STEIN MART, INC                                636
      43     TALBOTS, INC                                 1,725
   1,168     TJX COS, INC                                17,812
      87   * TOO, INC                                     2,370
      50   * UNITED RETAIL GROUP, INC                       550
      38   * URBAN OUTFITTERS, INC                          465
      41   * WET SEAL, INC (CLASS A)                        415
                                                       --------
                                                        211,096
                                                       --------
APPAREL AND OTHER TEXTILE PRODUCTS -- 0.09%
      33   * COLUMBIA SPORTSWEAR CO                         618
      50   * DONNA KARAN INTERNATIONAL, INC                 343
      28   * GUESS ?, INC                                   656
     393   * JONES APPAREL GROUP, INC                    10,021
     104     KELLWOOD CO                                  1,761
     223     LIZ CLAIBORNE, INC                          10,202
     117   * NAUTICA ENTERPRISES, INC                     1,374
      33     OSHKOSH B'GOSH, INC (CLASS A)                  589
      24     OXFORD INDUSTRIES, INC                         406
      85     PHILLIPS VAN HEUSEN CORP                       584
      34     PILLOWTEX CORP                                 140
     210   * POLO RALPH LAUREN CORP                       3,320
      81   * QUIKSILVER, INC                              1,113
      20     TARRANT APPAREL GROUP                          133
      17   * TROPICAL SPORTSWARE INTERNATIONAL CORP         187
     360     VF CORP                                      8,302
     209     WARNACO GROUP, INC (CLASS A)                 2,325
                                                       --------
                                                         42,074
                                                       --------
AUTO REPAIR, SERVICES AND PARKING -- 0.03%
      25   * AUTOWEB.COM, INC                               187
      83   * AVIS RENT A CAR, INC                         1,265
      99   * BUDGET GROUP, INC                              513
      46   * CENTRAL PARKING CORP                           684
      91   * DOLLAR THRIFTY AUTOMOTIVE GROUP, INC         1,035
      78     HERTZ CORP (CLASS A)                         2,232
      61     MIDAS, INC                                   1,460
     176     ROLLINS TRUCK LEASING CORP                   1,408
     242     RYDER SYSTEM, INC                            4,552
                                                       --------
                                                         13,336
                                                       --------
AUTOMOTIVE DEALERS AND SERVICE STATIONS -- 0.06%
   1,396   * AUTONATION, INC                             10,295
     560   * AUTOZONE, INC                               12,215
     138   * COPART, INC                                  2,337
      71   * CSK AUTO CORP                                  891
      34   * DISCOUNT AUTO PARTS, INC                       301
      59   * GROUP 1 AUTOMOTIVE, INC                        752
      26   * LITHIA MOTORS, INC (CLASS A)                   375
     128   * O'REILLY AUTOMOTIVE, INC                     1,280
     174     PEP BOYS MANNY, MOE, & JACK CO               1,076
      81   * UNITED AUTO GROUP, INC                         612
      30   * WEST MARINE, INC                               287
                                                       --------
                                                         30,421
                                                       --------

TIAA-CREF MUTUAL FUNDS                                         EQUITY INDEX FUND


--------------------------------------------------------------------------------
  SHARES                                                    VALUE
--------------------------------------------------------------------------------

BUILDING MATERIALS AND GARDEN SUPPLIES -- 1.06%
     105   FASTENAL CO                                     $  3,990
   8,669   HOME DEPOT, INC                                  465,416
   1,288   LOWES COS, INC                                    57,960
      25 * TRACTOR SUPPLY CO                                    443
                                                           --------
                                                            527,809
                                                           --------
BUSINESS SERVICES -- 13.18%
      55 * 24/7 MEDIA, INC                                    3,203
      67   AARON RENTS, INC                                     971
      61   ABM INDUSTRIES, INC                                1,578
      15 * ABOUT.COM, INC                                     1,393
     155 * ACCLAIM ENTERTAINMENT, INC                           794
      44   ACKERLEY GROUP, INC                                  574
     203 * ACNEILSEN CORP                                     3,933
      37 * ACT NETWORKS INC                                     513
      96 * ACTIVISION, INC                                    1,374
      93 * ACTUATE CORP                                       6,271
     221 * ACXIOM CORP                                        7,817
      34 * ADMINSTAFF, INC                                    1,415
     466   ADOBE SYSTEMS, INC                                38,794
      32 * ADVANTAGE LEARNING SYSTEMS, INC                      496
      47 * ADVENT SOFTWARE, INC                               5,334
      69 * ADVO, INC                                          1,759
     134 * AFFILIATED COMPUTER SERVICES, INC(CLASS A)         4,262
      25 * ALLAIRE CORP                                       4,418
   8,417 * AMERICA ONLINE, INC                              498,181
     158 * AMERICAN MANAGEMENT SYSTEMS, INC                   6,468
      80   ANALYSTS INTERNATIONAL CORP                          880
     102 * ANSWERTHINK CONSULTING GROUP                       2,703
      18 * APPLIEDTHEORY CORP                                   625
      94 * ASHTON TECHNOLOGY GROUP, INC                         951
      86 * ASPECT DEVELOPMENT, INC                           14,620
      95 * ASPEN TECHNOLOGY, INC                              3,990
      32 * AUTOBYTEL.COM, INC                                   325
     207   AUTODESK, INC                                     11,359
   2,354   AUTOMATIC DATA PROCESSING, INC                   103,870
     145 * AVANT CORP                                         2,093
      93 * AVT CORP                                           2,999
      61 * AWARE, INC                                         3,027
     105 * AXENT TECHNOLOGIES, INC                            3,202
      92 * BANYAN SYSTEMS, INC                                1,897
      42 * BARRA, INC                                         1,525
     596 * BEA SYSTEMS, INC                                  79,864
      90 * BEYOND.COM CORP                                      540
     145 * BILLING CONCEPTS CORP                              1,277
     125 * BINDVIEW DEVELOPMENT CORP                          5,210
     103 * BISYS GROUP, INC                                   5,510
     919 * BMC SOFTWARE, INC                                 47,730
      27 * BOTTOMLINE TECHNOLOGIES, INC                       1,181
      68 * BRIO TECHNOLOGY, INC                               2,720
     210 * BROADVISION, INC                                  54,232
      25 * BROCADE COMMUNICATIONS SYSTEMS, INC                8,325
      42 * BURNS INTERNATIONAL SERVICES CORP                    462
      35 * CACI INTERNATIONAL, INC (CLASS A)                    955
     917 * CADENCE DESIGN SYSTEMS, INC                       20,288
      27 * CAIS INTERNET, INC                                   732
     193 * CAMBRIDGE TECHNOLOGY PARTNERS, INC                 2,629
      18 * CAREERBUILDER, INC                                   103
      59 * CATALINA MARKETING CORP                            4,952
      82 * CCC INFORMATION SERVICES GROUP, INC                2,234
      42 * CDI CORP                                             819
   2,677 * CENDANT CORP                                      48,520
     267 * CENTURY BUSINESS SERVICES, INC                       909
     478 * CERIDIAN CORP                                      9,022
      99 * CERNER CORP                                        3,217
     137 * CHECKFREE HOLDINGS CORP                           12,141
     111 * CHOICEPOINT, INC                                   4,592
     170 * CIBER, INC                                         3,910
     636 * CITRIX SYSTEMS, INC                               68,370
      80 * CLARIFY, INC                                      12,880
     725 * CMGI, INC                                         98,917
      12 * COGNIZANT TECHNOLOGY SOLUTIONS CORP                1,474
     434   COMDISCO, INC                                     23,002
      89 * COMPLETE BUSINESS SOLUTIONS, INC                   2,180
   1,569   COMPUTER ASSOCIATES INTERNATIONAL, INC           104,338
     117 * COMPUTER HORIZONS CORP                             2,910
      88 * COMPUTER NETWORK TECHNOLOGY CORP                   1,996
     569 * COMPUTER SCIENCES CORP                            45,982
      61   COMPUTER TASK GROUP, INC                             808
   1,170 * COMPUWARE CORP                                    27,933
      54 * CONCORD COMMUNICATIONS, INC                        2,230
      51 * CONCUR TECHNOLOGIES, INC                           1,163
      50 * CONVERGYS CORP                                     1,887
      24 * COSTAR GROUP, INC                                  1,152
      44 * COTELLIGENT, INC                                     255
      74 * CRITICAL PATH, INC                                 8,429
     181 * CSG SYSTEMS INTERNATIONAL, INC                    11,063
      33 * CTC COMMUNICATIONS GROUP, INC                      2,778
      66 * CYBERCASH, INC                                       899
     113 * DATA BROADCASTING CORP                             1,031
      60 * DATASTREAM SYSTEMS, INC                            2,606
      37 * DBT ONLINE, INC                                      779
     114 * DENDRITE INTERNATIONAL, INC                        2,408
      60 * DIGITAL RIVER, INC                                 1,882
      55 * DOCUMENTUM, INC                                    5,266
      27 * DOUBLECLICK, INC                                   3,175
      95 * DSP GROUP, INC                                     5,320
     140 * DST SYSTEMS, INC                                   7,787
     267 * EARTHLINK, INC                                     6,341
      24 * EARTHWEB, INC                                        682
     112 * EBAY, INC                                         21,644
      70 * ECHELON CORP                                       6,335
     132 * ECLIPSYS CORP                                      3,786
      54 * ELECTRO RENT CORP                                    573
     238 * ELECTRONIC ARTS, INC                              22,089
   1,314   ELECTRONIC DATA SYSTEMS CORP                      80,811
     185 * ELECTRONICS FOR IMAGING, INC                      11,712
     162 * ELOYALTY CORP                                      4,619
      45 * ENGINEERING ANIMATION, INC                           716
      60 * ENTRUST TECHNOLOGIES, INC                          7,691
     154 * EPICOR SOFTWARE CORP                               1,294
     533   EQUIFAX, INC                                      11,759
      43 * EXCALIBUR TECHNOLOGIES CORP                        1,569
      44 * EXCHANGE APPLICATIONS, INC                         4,427
     520 * EXCITE AT HOME                                    14,852
      73   FACTSET RESEARCH SYSTEMS, INC                      2,249
      38   FAIR ISSAC & CO, INC                               1,776
      24 * FIDELITY HOLDINGS, INC                               568
     122 * FILENET CORP                                       4,956
   1,615   FIRST DATA CORP                                   67,628

TIAA-CREF MUTUAL FUNDS                                         EQUITY INDEX FUND


--------------------------------------------------------------------------------
  SHARES                                                    VALUE
--------------------------------------------------------------------------------

BUSINESS SERVICES -- (continued)

       462   * FISERV, INC                               $   15,765
        21   * FORRESTER RESEARCH, INC                        1,107
        74     GERBER SCIENTIFIC, INC                         1,581
       110   * GETTY IMAGES, INC                              5,266
       209   * GO.COM                                         5,042
        86   * GO2 NET, INC                                   7,315
        38   * GREAT PLAINS SOFTWARE, INC                     2,052
       135   * GT INTERACTIVE SOFTWARE CORP                     540
       142   * GTECH HOLDINGS CORP                            2,751
       146   * HARBINGER CORP                                 5,046
        88   * HEALTHEON/WEBMD CORP                           3,608
        42   * HEARME, INC                                      921
        55   * HEIDRICK & STRUGGLES INTERNATIONAL,INC         2,048
        92   * HNC SOFTWARE                                  10,877
       121   * HYPERION SOLUTIONS CORP                        6,836
        52   * I2 TECHNOLOGIES, INC                          10,816
        53   * IDX SYSTEMS CORP                               1,828
       132   * IGATE CAPITAL CORP                             7,953
       137   * IMATION CORP                                   3,818
        74   * IMRGLOBAL CORP                                 1,165
     1,159     IMS HEALTH, INC                               24,556
       162   * INACOM CORP                                      496
       110   * INFOCURE CORP                                  1,821
        64   * INFORMATICA CORP                               6,288
       106   * INFORMATION RESOURCES, INC                       708
       948   * INFORMIX CORP                                 19,434
       179   * INFOSPACE.COM, INC                            43,843
        85   * INFOUSA, INC                                   1,296
       268   * INKTOMI CORP                                  45,375
       163   * INTERGRAPH CORP                                1,151
       206   * INTERIM SERVICES, INC                          5,587
        49     INTERPOOL, INC                                   300
     1,057     INTERPUBLIC GROUP OF COS, INC                 39,109
        34   * INTERVU, INC                                   5,701
       537   * INTUIT, INC                                   31,380
        96   * ISS GROUP, INC                                12,006
        62   * IVILLAGE, INC                                  1,480
       163   * J.D. EDWARDS & CO                              7,233
        51   * JACK HENRY & ASSOCIATES, INC                   1,995
        77   * JDA SOFTWARE GROUP, INC                        1,342
        25   * JUNO ONLINE SERVICES, INC                        496
       212   * KEANE, INC                                     5,432
        67     KELLY SERVICES, INC (CLASS A)                  1,582
        83   * KORN FERRY INTERNATIONAL                       2,868
       134   * LABOR READY, INC                               1,130
       199   * LAMAR ADVERTISING CO (CLASS A)                10,770
       168   * LEARN2.COM, INC                                1,018
       284   * LEGATO SYSTEMS, INC                           10,206
        90   * LHS GROUP, INC                                 3,960
       297   * LYCOS, INC                                    21,755
       161   * MACROMEDIA, INC                               14,469
        50   * MACROVISION CORP                               5,603
        16   * MANHATTAN ASSOCIATES, INC                        348
       286     MANPOWER, INC                                  7,936
        77   * MANUGISTICS GROUP, INC                         4,143
        66   * MAPICS, INC                                    1,295
        18   * MAPQUEST.COM, INC                                328
        51   * MARIMBA, INC                                   2,862
        12   * MARKETWATCH.COM, INC                             528
        34     MCGRATH RENTCORP                                 578
        13   * MEDIA METRIX, INC                                571
        47   * MEDICONSULT.COM, INC                             264
       135   * MEDQUIST, INC                                  3,459
        46   * MEMBERWORKS, INC                               2,535
       242   * MENTOR GRAPHICS CORP                           3,509
       289   * MERCURY INTERACTIVE CORP                      33,198
       109   * MESSAGEMEDIA, INC                              1,526
       129   * METAMOR WORLDWIDE, INC                         2,362
        25   * METRO INFORMATION SERVICES, INC                  528
        79   * MICROMUSE, INC                                14,269
    14,338   * MICROSOFT CORP                             1,448,138
       290   * MICROSTRATEGY, INC                            90,770
       111   * MIDWAY GAMES, INC                              2,233
        23   * MODEM MEDIA POPPE TYSON, INC                   1,216
       341   * MODIS PROFESSIONAL SERVICES, INC               5,562
        51   * MULTEX.COM, INC                                1,491
       121   * NATIONAL COMPUTER SYSTEMS, INC                 5,997
       128     NATIONAL DATA CORP                             3,744
        90   * NATIONAL EQUIPMENT SERVICES, INC                 545
       153   * NATIONSRENT, INC                                 755
        44   * NBC INTERNET, INC                              2,464
        45   * NCO GROUP, INC                                 1,220
        44   * NEFF CORP                                        313
        26   * NEON SYSTEMS, INC                              1,040
        40   * NET PERCEPTIONS, INC                           2,300
        23   * NETOBJECTS, INC                                  920
        29   * NETOPIA, INC                                   2,287
       495   * NETWORK APPLIANCE, INC                       117,253
        48   * NETWORK PERIPHERALS, INC                       2,976
        50   * NETWORK SOLUTIONS, INC                        24,453
       524   * NETWORKS ASSOCIATES, INC                      16,342
        91   * NEW ERA OF NETWORKS, INC                       7,757
       214   * NOVA CORP (GEORGIA)                            5,149
     1,254   * NOVELL, INC                                   39,344
       264     OLSTEN CORP                                    3,118
        16   * OMEGA RESEARCH, INC                               92
       668     OMNICOM GROUP, INC                            55,903
        41   * ON ASSIGNMENT, INC                             1,765
        72   * ONEMAIN.COM, INC                                 837
        58   * ONHEALTH NETWORK CO                              424
        50   * ONYX SOFTWARE CORP                             1,900
       127   * OPEN MARKET, INC                               7,675
     8,212   * ORACLE CORP                                  670,304
       932   * PARAMETRIC TECHNOLOGY CORP                    28,775
       724     PAYCHEX, INC                                  36,833
         9   * PCORDER.COM, INC                                 270
        71   * PEGASUS SYSTEMS, INC                           1,686
       109   * PEGASYSTEMS, INC                               2,670
       710   * PEOPLESOFT, INC                               17,483
       105   * PER SE TECHNOLOGIES, INC                         682
       194   * PEREGRINE SYSTEMS, INC                        14,598
       193   * PEROT SYSTEMS CORP (CLASS A)                   4,342
        97   * PERSONNEL GROUP OF AMERICA, INC                  636
        59   * PERVASIVE SOFTWARE, INC                          881
        89   * PHOENIX TECHNOLOGIES LTD                       2,436
       180     PITTSTON BRINKS GROUP CO                       2,745
       134   * POLICY MANAGEMENT SYSTEMS CORP                 1,080
        56   * PORTAL SOFTWARE, INC                           4,350
       115   * PRICELINE.COM, INC                            10,867

-
TIAA-CREF MUTUAL FUNDS                                         EQUITY INDEX FUND


--------------------------------------------------------------------------------
  SHARES                                               VALUE
--------------------------------------------------------------------------------

BUSINESS SERVICES -- (continued)

       39   * PRIMARK CORP                           $     804
       17   * PRIVATE BUSINESS, INC                         68
       43   * PRODIGY COMMUNICATIONS CORP                  819
       14   * PROFESSIONAL DETAILING, INC                  350
      117   * PROGRESS SOFTWARE CORP                     2,413
       49   * PROJECT SOFTWARE & DEVELOPMENT, INC        4,385
       74   * PROTECTION ONE, INC                          124
       78   * PROXICOM, INC                              3,841
       68   * PROXYMED, INC                                677
       43   * PSINET, INC                                2,402
       41   * QRS CORP                                   4,691
       95   * QUADRAMED CORP                               653
       38   * RADIANT SYSTEMS, INC                       2,740
       38   * RADISYS CORP                               2,280
      189   * RARE MEDIUM GROUP, INC                    13,852
      334   * RATIONAL SOFTWARE CORP                    29,037
       53   * RAZORFISH, INC                             1,908
      243   * REALNETWORKS, INC                         19,834
       20   * REDBACK NETWORKS, INC                      7,641
       95   * REMEDY CORP                                5,450
       63   * RENT WAY, INC                              1,094
       66   * RENT-A-CENTER, INC                         1,006
      338   * ROBERT HALF INTERNATIONAL, INC            13,541
       64     ROLLINS, INC                                 984
      153   * ROMAC INTERNATIONAL, INC                   2,199
      136   * RSA SECURITY, INC                         11,857
       17   * RWD TECHNOLOGIES, INC                        149
       87   * SABRE GROUP HOLDINGS CORP                  4,154
      243   * SAFETY-KLEEN CORP                            455
      108   * SAGA SYSTEMS, INC                          3,766
       49   * SAGENT TECHNOLOGY, INC                     1,898
       13   * SALESLOGIX CORP                              418
       48   * SANCHEZ COMPUTER ASSOCIATES, INC           2,217
       69   * SANTA CRUZ OPERATION, INC                  1,185
      100   * SAPIENT CORP                              11,406
       24   * SCIENT CORP                                2,904
       47     SEI INVESTMENT CO                          4,570
       33   * SERENA SOFTWARE, INC                       1,926
       94     SHARED MEDICAL SYSTEMS CORP                5,469
      515   * SIEBEL SYSTEMS, INC                       83,880
       13   * SILKNET SOFTWARE, INC                      3,549
      164   * SITEL CORP                                 1,363
      205   * SNYDER COMMUNICATIONS, INC                 4,958
       71   * SOFTNET SYSTEMS, INC                       2,458
      156     SOTHEBYS HOLDINGS, INC (CLASS A)           3,344
       51   * SOURCE MEDIA, INC                            879
       61   * SPORTSLINE.COM                             3,522
       30   * SPSS, INC                                    900
       64   * SPYGLASS, INC                              5,208
       41   * SS&C TECHNOLOGIES, INC                       230
      111   * STAFFMARK, INC                             1,172
       29   * STARMEDIA NETWORK, INC                     1,450
       27   * STARTEK, INC                               1,225
      298   * STERLING COMMERCE, INC                    13,000
      260   * STERLING SOFTWARE, INC                     9,197
      135   * STRUCTURAL DYNAMICS RESEARCH CORP          2,328
    5,882   * SUN MICROSYSTEMS, INC                    554,010
      449   * SUNGARD DATA SYSTEMS, INC                 13,919
       14   * SUNQUEST INFORMATION SYSTEMS, INC            126
       92   * SVI HOLDINGS, INC                            954
      307   * SYBASE, INC                                8,634
       84   * SYKES ENTERPRISES, INC                     1,590
      196   * SYMANTEC CORP                             15,839
      239   * SYNOPSYS, INC                             10,351
       19   * SYNTEL, INC                                  359
      121   * SYSTEMS & COMPUTER TECHNOLOGY CORP         2,904
      162   * TECHNOLOGY SOLUTIONS CO                    1,468
       83   * TELETECH HOLDINGS, INC                     3,247
       18   * TENFOLD CORP                               1,048
       42   * THEGLOBE.COM, INC                            336
       22   * THESTREET.COM                                276
       67   * THQ, INC                                   1,314
       85   * TICKETMASTER ONLINE-CITYSEARCH, INC        2,805
      204   * TMP WORLDWIDE, INC                        18,564
      142     TOTAL SYSTEM SERVICES, INC                 2,254
       54   * TOWNE SERVICES, INC                          114
       47   * TRACK DATA CORP                              352
      123   * TRANSACTION SYSTEM ARCHITECTURE            4,412
       47   * TRAVELOCITY.COM, INC                       2,150
      162   * TRUE NORTH COMMUNICATIONS, INC             6,480
       58   * TSI INTERNATIONAL SOFTWARE LTD             8,236
      161   * TYLER TECHNOLOGIES, INC                      955
       19   * UNIGRAPHICS SOLUTIONS, INC                   552
      117   * UNITED RENTALS, INC                        1,703
       55   * USINTERNETWORKING, INC                     5,135
      212   * VALASSIS COMMUNICATIONS, INC               6,876
      256   * VERIO, INC                                14,336
      289   * VERISIGN, INC                             69,341
    1,453   * VERITAS SOFTWARE CORP                    245,102
      117   * VERITY, INC                                6,486
      134   * VERTICALNET, INC                          36,607
       91   * VIGNETTE CORP                             27,027
       31   * VOLT INFORMATION SCIENCES, INC               900
       49     WACKENHUT CORP SERIES A                      646
      152   * WAVE SYSTEMS CORP (CLASS A)                6,013
       50   * WEBTRENDS CORP                             3,412
       35   * WEST TELESERVICES CORP                       875
      198   * WIND RIVER SYSTEMS, INC                    9,850
       50   * XTRA CORP                                  1,912
      928   * YAHOO, INC                               165,242
      127     YOUNG & RUBICAM, INC                       5,286
       52   * ZIFF-DAVIS, INC -ZDNET                     1,547
                                                    ----------
                                                     6,543,625
                                                    ----------

CHEMICALS AND ALLIED PRODUCTS -- 9.50%
    5,731     ABBOTT LABORATORIES CO                   177,302
       34   * ABGENIX, INC                              12,197
      798     AIR PRODUCTS & CHEMICALS, INC             19,900
       23   * ALBANY MOLECULAR RESEARCH, INC             1,598
       92     ALBEMARLE CORP                             1,472
      129     ALBERTO CULVER CO (CLASS B)                2,523
       45   * ALGOS PHARMACEUTICAL CORP                    720
       91   * ALKERMES, INC                             13,001
      510     ALLERGAN, INC                             24,288
       73     ALPHARMA, INC (CLASS A)                    2,764
      329   * ALZA CORP                                 12,090
    4,916     AMERICAN HOME PRODUCTS CORP              243,342
    3,846   * AMGEN, INC                               229,077
       65   * ANDRX CORP                                 6,483
       45   * ANESTA CORP                                  945

TIAA-CREF MUTUAL FUNDS                                         EQUITY INDEX FUND


--------------------------------------------------------------------------------
  SHARES                                                VALUE
--------------------------------------------------------------------------------

CHEMICALS AND ALLIED PRODUCTS -- (Continued)

      82     ARCH CHEMICALS, INC                      $  1,419
      51   * AVIRON, INC                                 2,027
     912     AVON PRODUCTS, INC                         23,940
      50   * BARR LABORATORIES, INC                      2,187
     199   * BIO-TECHNOLOGY GENERAL CORP                 3,146
     566   * BIOGEN, INC                                47,579
      55   * BIOMATRIX, INC                              1,471
      56   * BLOCK DRUG, INC (CLASS A)                   1,673
   7,469     BRISTOL MYERS SQUIBB CO                   391,188
     383     CABOT CORP                                 10,364
     128   * CALGON CARBON CORP                            960
      88   * CAMBREX CORP                                3,195
     751   * CAREMARK RX, INC                            2,957
      81     CARTER WALLACE, INC                         1,442
      76   * CELL PATHWAYS, INC                          2,916
     115   * CEPHALON, INC                               7,273
      37   * CHATTEM, INC                                  566
      68     CHEMFIRST, INC                              1,317
      52   * CHIREX, INC                                 1,235
      86   * CHIRON CORP                                 5,154
     146     CHURCH & DWIGHT CO, INC                     2,180
     435     CK WITCO CORP                               4,295
     882     CLOROX CO                                  26,349
   2,195     COLGATE PALMOLIVE CO                       93,836
      87   * COLUMBIA LABORATORIES, INC                  1,533
      86   * COR THERAPEUTICS, INC                       7,541
      56   * CORIXA CORP                                 3,297
      63   * COULTER PHARMACEUTICALS, INC                2,709
      83   * CYGNUS, INC                                 1,473
     161   * CYTEC INDUSTRIES, INC                       4,306
      87     DEXTER CORP                                 3,730
      42     DIAGNOSTIC PRODUCTS CORP                      955
     357     DIAL CORP                                   3,927
     826     DOW CHEMICAL CO                            80,948
   3,693     DU PONT (E.I.) DE NEMOURS & CO            169,647
     167   * DURA PHARMACEUTICALS, INC                   2,463
      82   * DURAMED PHARMACEUTICALS, INC                  717
     295     EASTMAN CHEMICAL CO                        10,656
     425     ECOLAB, INC                                12,909
     139   * ENZON, INC                                  9,234
     235     ETHYL CORP                                    719
     133     FERRO CORP                                  2,477
      99   * FMC CORP                                    4,764
     315   * FOREST LABORATORIES, INC                   22,286
      50     FULLER (H.B.) CO                            2,575
      50   * GELTEX PHARMACEUTICALS, INC                 1,056
     317   * GENZYME CORP (GENERAL DIVISION)            18,267
      79     GEON CO                                     1,471
     117     GEORGIA GULF CORP                           2,369
     165   * GILEAD SCIENCES, INC                       11,828
     249   * GRACE W.R. & CO                             2,552
     192     GREAT LAKES CHEMICAL CORP                   5,400
      87   * GUILFORD PHARMACEUTICALS, INC               3,191
     184     HANNA (M.A.) CO                             1,909
      92   * HEMISPHERX BIOPHARMA, INC                   1,627
     400     HERCULES, INC                               6,200
     175   * HUMAN GENOME SCIENCES, INC                 30,187
     295     ICN PHARMACEUTICALS, INC                    7,319
     145   * ICOS CORP                                   7,014
     159   * IDEC PHARMACEUTICALS CORP                  20,560
     138   * IDEXX LABORATORIES, INC                     3,855
      37   * IGEN INTERNATIONAL, INC                     1,165
     376     IMC GLOBAL, INC                             4,864
     107   * IMCLONE SYSTEMS, INC                       14,445
     284   * IMMUNEX CORP                               60,563
      51   * INHALE THERAPEUTIC SYSTEMS                  6,171
      56   * INTERNATIONAL SPECIALTY PRODUCTS, INC         336
     396     INTERNATIONAL FLAVORS & FRAGRANCES, INC    12,375
      24   * INVITROGEN CORP                             1,860
     116   * ISIS PHARMACEUTICALS, INC                   2,784
     525   * IVAX CORP                                  14,765
   5,239     JOHNSON & JOHNSON CO                      370,986
     206     JONES PHARMACEUTICAL, INC                   8,304
     104   * KING PHARMACEUTICALS, INC                   4,849
      45   * KV PHARMACEUTICAL CO (CLASS B)              1,454
     329     LAUDER (ESTEE) CO (CLASS A)                13,077
     170   * LIGAND PHARMACEUTICALS CO (CLASS A)         3,145
   3,445     LILLY (ELI) & CO                          210,790
      86     LILLY INDUSTRIES, INC (CLASS A)               962
     147   * LIPOSOME CO, INC                            2,149
     206     LUBRIZOL CORP                               5,072
     410     LYONDELL CHEMICAL CO                        4,484
      58     MACDERMID, INC                              1,816
      79   * MACROCHEM CORP (DELAWARE)                     540
     262     MALLINCKRODT, INC                           6,238
      23   * MANNATECH, INC                                109
     107   * MEDICIS PHARMACEUTICAL CORP (CLASS A)       5,243
     210   * MEDIMMUNE, INC                             40,306
   8,801     MERCK & CO, INC                           524,209
     257     MILLENNIUM CHEMICAL, INC                    3,951
     140   * MILLENNIUM PHARMACEUTICALS, INC            32,970
      71     MINERALS TECHNOLOGIES, INC                  2,755
      98     MISSISSIPPI CHEMICAL CORP                     679
   2,390     MONSANTO CO                                95,002
     487     MYLAN LABORATORIES, INC                    13,575
      52     NATURES SUNSHINE PRODUCTS, INC                464
     208   * NBTY, INC                                   2,613
      10     NCH CORP                                      431
      45   * NEUROGEN CORP                               2,022
      82     NL INDUSTRIES, INC                          1,189
      45   * OCTEL CORP                                    438
     152     OLIN CORP                                   2,479
      90     OM GROUP, INC                               3,217
     124     OMNOVA SOLUTIONS, INC                         674
     115   * ORGANOGENESIS, INC                          2,077
      62   * PATHOGENESIS CORP                           1,860
     232   * PERRIGO CO                                  1,718
  14,577     PFIZER, INC                               512,017
      65   * PHARMACEUTICAL RESOURCES, INC                 442
   1,952     PHARMACIA & UPJOHN, INC                   101,504
      57   * PHARMACYCLICS, INC                          4,207
     654     PPG INDUSTRIES, INC                        30,533
     599     PRAXAIR, INC                               20,066
   4,948     PROCTER & GAMBLE CO                       262,553
      70   * PROTEIN DESIGN LABORATORIES, INC           18,760
      61   * REGENERON PHARMACEUTICALS, INC              2,440
      75   * REVLON, INC (CLASS A)                         778
     128   * REXALL SUNDOWN, INC                         1,904
      29   * ROGERS CORP                                 1,928

TIAA-CREF MUTUAL FUNDS                                         EQUITY INDEX FUND

--------------------------------------------------------------------------------
  SHARES                                                      VALUE
--------------------------------------------------------------------------------

CHEMICALS AND ALLIED PRODUCTS -- (Continued)

      361     ROHM & HAAS CO                                 $  12,838
      407     RPM, INC                                           4,222
       34   * SAFESCIENCE, INC                                     537
       58   * SANGSTAT MEDICAL CORP                              2,262
       19   * SCHEIN PHARMACEUTICAL, INC                           286
    5,532     SCHERING-PLOUGH CORP                             207,104
      116     SCHULMAN (A.), INC                                 1,506
       69   * SCOTTS CO (CLASS A)                                2,070
      254   * SEPRACOR, INC                                     28,511
       72   * SEROLOGICALS CORP                                    648
      532     SHERWIN-WILLIAMS CO                               10,074
      334   * SICOR, INC                                         3,611
       80     SIGMA ALDRICH CORP                                 1,770
       22     STEPAN CO                                            475
       72   * SUPERGEN, INC                                      4,756
       76   * TECHNE CORP                                        5,861
       99   * THERAGENICS CORP                                   1,534
       75   * TRANSKARYOTIC THERAPIES, INC                       5,207
      123   * TRIANGLE PHARMACEUTICALS, INC                      1,929
       86   * TWINLAB CORP                                         548
      448     UNION CARBIDE CORP                                21,336
      341     USEC, INC                                          1,236
      146     VALSPAR CORP                                       4,872
       62   * VENTIV HEALTH, INC                                   581
       97   * VERTEX PHARMACEUTICALS, INC                        6,408
       61   * VICAL, INC                                         2,937
      633     WARNER-LAMBERT CO                                 58,473
      361   * WATSON PHARMACEUTICALS, INC                       13,560
      128   * WELLMAN, INC                                       2,552
       48     WEST PHARMACEUTICAL SERVICES                       1,266
                                                           -----------
                                                             4,717,319
                                                           -----------

COAL MINING -- 0.00%
       63     ARCH COAL, INC                                       507
                                                             ---------

COMMUNICATIONS -- 12.14%

       56   * ADELPHIA BUSINESS SOLUTIONS, INC                   3,780
      203   * ADELPHIA COMMUNICATIONS CORP (CLASS A)            10,111
       91   * ADVANCED RADIO TELECOM CORP                        3,975
       61   * AERIAL COMMUNICATIONS, INC                         3,213
      367   * ALLEGIANCE TELECOM, INC                           36,287
    1,132     ALLTEL CORP                                       77,046
       69   * AMERICAN MOBILE SATELLITE CORP                     2,781
      578   * AMFM, INC                                         32,946
      112   * ASCENT ENTERTAINMENT GROUP, INC                    1,687
   12,032     AT & T CORP                                      653,488
    4,851   * AT & T CORP - LIBERTY MEDIA Group (CLASS A)      255,283
    5,847     BELL ATLANTIC CORP                               335,106
    7,088     BELLSOUTH CORP                                   330,921
       17     BHC COMMUNICATIONS, INC (CLASS A)                  2,550
      519     BROADWING, INC                                    20,208
      465   * CABLEVISION SYSTEMS CORP (CLASS A)                27,958
      125   * CAPROCK COMMUNICATIONS CORP                        6,500
    2,871   * CBS CORP                                         164,723
      525     CENTURYTEL, INC                                   17,489
       49     CFW COMMUNICATIONS CO                              1,923
       61   * CHRIS CRAFT INDUSTRIES, INC                        4,121
       85   * CITADEL COMMUNICATIONS CORP                        3,410
    1,007   * CLEAR CHANNEL COMMUNICATIONS, INC                 62,371
       64   * COM21, INC                                         4,512
    2,795     COMCAST CORP (CLASS A) SPECIAL                   113,022
       39   * COMMONWEALTH TELEPHONE ENTERPRISES                 1,974
       84   * COMSAT CORP                                        1,375
      159   * CONCENTRIC NETWORK CORP                            9,132
      341   * COVAD COMMUNICATIONS GROUP                        33,119
      552   * COX COMMUNICATIONS, INC (CLASS A)                 24,874
       34   * COX RADIO, INC (CLASS A)                           2,178
      317   * CROWN CASTLE INTERNATIONAL CORP                   13,155
       35   * CT COMMUNICATIONS, INC                             2,196
       68   * CUMULUS MEDIA, INC                                 1,738
      192   * E.SPIRE COMMUNICATIONS, INC                        2,772
       33   * ELECTRIC LIGHTWAVE, INC (CLASS A)                    759
      172   * EMMIS COMMUNICATIONS (CLASS A)                     5,998
       89   * ENTERCOM COMMUNICATIONS CORP                       4,082
      624   * EXODUS COMMUNICATIONS, INC                       102,687
       36   * FLASHNET                                             231
      507   * FOX ENTERTAINMENT GROUP, INC                      12,991
       68     GAYLORD ENTERTAINMENT CO                           1,836
      142   * GENERAL COMMUNICATION (CLASS A)                      923
      678   * GLOBAL TELESYSTEMS GROUP, INC                     20,594
       48     GRAY COMMUNICATIONS SYSTEMS, INC                     726
    3,659     GTE CORP                                         246,067
       81   * HEARST-ARGYLE TELEVISION, INC                      1,675
      157   * HISPANIC BROADCASTING CORP                        15,974
      179   * ICG COMMUNICATIONS, INC                            6,365
       75   * IDT CORP                                           2,596
    1,095   * INFINITY BROADCASTING CORP (CLASS A)              36,271
      181   * INTERMEDIA COMMUNICATIONS, INC                    13,450
       88   * INTERNATIONAL FIBERCOM, INC                        2,552
       54   * INTRAWARE, INC                                     4,009
      182   * ITC DELTACOM, INC                                  7,609
       11   * LATITUDE COMMUNICATIONS, INC                         274
       36   * LAUNCH MEDIA, INC                                    756
       76   * LEAP WIRELESS INTERNATIONAL, INC                   6,849
    1,008   * LEVEL 3 COMMUNICATIONS, INC                      131,229
      172   * LIBERTY DIGITAL, INC (CLASS A)                     9,051
   12,002     LUCENT TECHNOLOGIES, INC                         811,635
   10,687   * MCI WORLDCOM, INC                                498,949
      410   * MCLEODUSA, INC (CLASS A)                          42,845
    2,304   * MEDIA ONE GROUP, INC                             180,000
      406   * METROMEDIA FIBER NETWORK (CLASS A)                33,901
       65   * MGC COMMUNICATIONS, INC                            4,440
      607   * NEXTEL COMMUNICATIONS, INC (CLASS A)              96,892
      501   * NEXTLINK COMMUNICATIONS, INC                      61,779
       56   * NORTH PITTSBURGH SYSTEMS, INC                        740
       19   * NORTHEAST OPTIC NETWORK, INC                       1,995
       57   * NORTHPOINT COMMUNICATIONS GROUP, INC               1,681
      496   * NTL, INC                                          52,111
       54   * PACIFIC GATEWAY EXCHANGE, INC                      1,130
      353   * PAGING NETWORK, INC                                1,742
      160   * PANAMSAT CORP                                      8,810
      112   * PAXSON COMMUNICATIONS CORP                         1,064
       41   * PEGASUS COMMUNICATIONS CORP                        5,745
       93   * POWERTEL, INC                                      8,230
      163   * PRICE COMMUNICATIONS CORP                          3,973
      108   * PRIMUS TELECOMMUNICATIONS GROUP, INC               5,109
      177   * PTEK HOLDINGS, INC                                 1,628
      459   * QWEST COMMUNICATIONS INTERNATIONAL , INC          24,183
       32   * RADIO ONE, INC                                     2,104
      155   * RCN CORP                                          10,385

TIAA-CREF MUTUAL FUNDS                                         EQUITY INDEX FUND

--------------------------------------------------------------------------------
  SHARES                                                     VALUE
--------------------------------------------------------------------------------

COMMUNICATIONS -- (Continued)

      238   * RHYTHMS NETCONNECTIONS, INC                   $   9,609
       29   * SAGA COMMUNICATIONS, INC (CLASS A)                  514
   12,845     SBC COMMUNICATIONS, INC                         539,490
       94   * SINCLAIR BROADCASTING GROUP, INC (CLASS A)          834
       61   * SIRIUS SATELLITE RADIO, INC                       3,614
    2,582     SPRINT CORP (FON GROUP)                         158,470
    1,678   * SPRINT CORP (PCS GROUP)                         100,155
      136   * STAR TELECOMMUNICATIONS, INC                        943
      153   * TALK.COM, INC                                     2,314
      205     TELEPHONE & DATA SYSTEMS, INC                    21,730
       83   * TELIGENT, INC                                     7,553
       71   * TIME WARNER TELECOM, INC                          6,341
      142   * TV GUIDE, INC                                     8,320
       62   * U.S. CELLULAR CORP                                4,274
       39   * U.S. LEC CORP (CLASS A)                           1,779
    1,903     U.S. WEST, INC                                  133,923
      407   * U.S.A. NETWORKS, INC                              9,437
       15     UNITED TELEVISION, INC                            1,935
      312   * UNITEDGLOBALCOM, INC (CLASS A)                   34,008
      297   * UNIVISION COMMUNICATIONS, INC                    28,474
    1,900   * VIACOM, INC (CLASS B)                           102,718
       53   * VIATEL, INC                                       3,713
      530   * VOICESTREAM WIRELESS CORP                        62,208
       81   * WAVO CORP                                           627
      171   * WESTERN WIRELESS CORP (CLASS A)                   9,405
      207   * WINSTAR COMMUNICATIONS, INC                      11,385
       41   * WORLDGATE COMMUNICATIONS, INC                     1,427
       45   * WORLDPAGES.COM, INC                                 458
       35   * YOUNG BROADCASTING, INC (CLASS A)                   853
                                                          -----------
                                                            6,031,060
                                                          -----------

DEPOSITORY INSTITUTIONS -- 4.90%
       36   ALABAMA NATIONAL BANCORP                              594
       39 * ALLIANCE BANCORP                                      641
      106   AMCORE FINANCIAL, INC                               2,086
    1,473   AMSOUTH BANCORP                                    19,609
       95   ANCHOR BANCORP WISCONSIN, INC                       1,276
       30 * ANCHOR FINANCIAL CORP                                 952
       25   ANDOVER BANCORP, INC                                  631
       45   AREA BANCSHARES CORP                                  877
      241   ASSOCIATED BANC-CORP                                5,452
      205   ASTORIA FINANCIAL CORP                              4,561
       15   BANCFIRST CORP                                        403
       25   BANCFIRST OHIO CORP                                   512
       31   BANCO SANTANDER (Puerto Rico) SAN JUAN                403
      215   BANCORPSOUTH, INC                                   3,493
      190   BANCWEST CORP                                       2,873
    6,504   BANK OF AMERICA CORP                              278,859
       43   BANK OF GRANITE CORP                                  774
    2,773   BANK OF NEW YORK CO, INC                           88,042
    4,322   BANK ONE CORP                                     105,889
      122   BANK UNITED CORP (CLASS A)                          3,172
      160   BANKATLANTIC BANCORP, INC (CLASS B)                   877
       88   BANKNORTH GROUP, INC                                1,644
       94   BAY VIEW CAPITAL CORP                                 722
    1,256   BB&T CORP                                          28,338
       45 * BOK FINANCIAL CORP                                    742
       62   BRENTON BANKS, INC                                    530
       50 * BROOKLINE BANCORP, INC                                470
       31   BSB BANCORP, INC                                      527
       63   BT FINANCIAL CORP                                     945
       21 * CAPITAL CITY BANK GROUP, INC                          384
       44   CAPITOL FEDERAL FINANCIAL                             409
       97   CAROLINA FIRST CORP                                 1,461
       34   CATHAY BANCORP, INC                                 1,455
      152   CCB FINANCIAL CORP                                  5,139
       74 * CENTENNIAL BANCORP                                    689
      151   CENTURA BANKS, INC                                  5,209
       39   CENTURY SOUTH BANKS, INC                              904
       74 * CFS BANCORP, INC                                      564
      653   CHARTER ONE FINANCIAL, INC                         10,448
    3,134   CHASE MANHATTAN CORP                              246,606
       53   CHEMICAL FINANCIAL CORP                             1,338
      106   CHITTENDEN CORP                                     2,809
      153   CITIZENS BANKING CORP (MICHIGAN)                    2,486
       63   CITY HOLDINGS CO                                      797
      146   CITY NATIONAL CORP                                  3,850
      366   COLONIAL BANCGROUP, INC                             3,294
      589   COMERICA, INC                                      20,062
      110   COMMERCE BANCORP, INC                               3,492
      236   COMMERCE BANCSHARES, INC                            6,416
      228   COMMERCIAL FEDERAL CORP                             2,850
       45   COMMONWEALTH BANCORP, INC                             638
      177   COMMUNITY FIRST BANKSHARES, INC                     2,455
       42   COMMUNITY TRUST BANCORP, INC                          756
      428   COMPASS BANCSHARES, INC                             6,821
      770 * CONCORD EFS, INC                                   12,801
       35   CORUS BANKSHARES, INC                                 853
       32 * CPB, INC                                              780
      201   CULLEN FROST BANKERS, INC                           3,944
       54   CVB FINANCIAL CORP                                    756
      417   DIME BANCORP, INC                                   6,333
       48   DIME COMMUNITY BANCORP, INC                           672
       77   DOWNEY FINANCIAL CORP                               1,482
       35   F & M BANCORP, INC (MARYLAND)                         616
       87   F & M NATIONAL CORP                                 1,957
       76   F.N.B. CORP                                         1,463
       24   FARMERS CAPITAL BANK CORP                             732
       40 * FCNB CORP                                             610
      921   FIFTH THIRD BANCORP                                42,250
       88   FIRST BANCORP (PUERTO RICO)                         1,518
       41 * FIRST BUSEY CORP                                      796
       59   FIRST CHARTER CORP                                    792
       20   FIRST CITIZENS BANCSHARES, INC (CLASS A)            1,232
       21   FIRST COMMERCE BANCSHARES, INC                        723
      233   FIRST COMMONWEALTH FINANCIAL CORP                   2,271
       58   FIRST FEDERAL CAPITAL CORP                            645
      134   FIRST FINANCIAL BANCORP                             2,370
       38   FIRST FINANCIAL BANKSHARES, INC                       959
       23   FIRST FINANCIAL CORP (INDIANA)                        782
       50   FIRST FINANCIAL HOLDINGS, INC                         743
       35   FIRST INDIANA CORP                                    616
       41   FIRST MERCHANTS CORP                                  989
      134   FIRST MIDWEST BANCORP, INC                          2,847
       36 * FIRST REPUBLIC BANK                                   612
      737   FIRST SECURITY CORP                                 8,890
      150   FIRST SENTINEL BANCORP, INC                         1,190
       42   FIRST SOURCE CORP                                     787
      489   FIRST TENNESSEE NATIONAL CORP                       7,885
    3,719   FIRST UNION CORP                                  118,543

TIAA-CREF MUTUAL FUNDS                                         EQUITY INDEX FUND

--------------------------------------------------------------------------------
  SHARES                                              VALUE
--------------------------------------------------------------------------------


DEPOSITORY INSTITUTIONS --(Continued)

     95   FIRST UNITED BANCSHARES, INC               $ 1,045
    187   FIRST VIRGINIA BANKS, INC                    5,645
     43   FIRST WASHINGTON BANCORP, INC                  591
  3,691   FIRSTAR CORP                                64,823
     69 * FIRSTFED FINANCIAL CORP                        832
      4   FIRSTMERIT CORP                                 56
     27   FLAGSTAR BANCORP, INC                          347
  3,447   FLEETBOSTON FINANCIAL CORP                  88,544
     55   FRONTIER FINANCIAL CORP                      1,051
    259   FULTON FINANCIAL CORP                        4,176
     40   GBC BANCORP                                    850
     33 * GLACIER BANCORP, INC                           420
    255   GOLDEN STATE BANCORP, INC                    3,171
    521   GOLDEN WEST FINANCIAL CORP                  14,490
     58   GRAND PREMIER FINANCIAL, INC                   580
     25   GREAT SOUTHERN BANCORP                         489
     51   GREATER BAY BANCORP                          1,918
    328   GREENPOINT FINANCIAL CORP                    5,166
     32 * HAMILTON BANCORP, INC                          468
     35   HANCOCK HOLDINGS CO                          1,189
     48   HARBOR FLORIDA BANCSHARES, INC                 501
     30   HARLEYSVILLE NATIONAL CORP                     795
     33   HARRIS FINANCIAL, INC                          204
    604   HIBERNIA CORP (CLASS A)                      5,398
     62   HUDSON RIVER BANCORP, INC                      616
    190   HUDSON UNITED BANCORP                        3,669
    767   HUNTINGTON BANCSHARES, INC                  14,237
    140 * IMPERIAL BANCORP                             3,718
    200   INDEPENDENCE COMMUNITY BANK CORP             2,000
     44   INDEPENDENT BANK CORP                          426
     47   INTERNATIONAL BANCSHARES CORP                1,785
     60   INTERWEST BANCORP, INC                         990
     41   IRWIN FINANCIAL CORP                           656
    183   KEYSTONE FINANCIAL, INC                      2,687
     77 * LOCAL FINANCIAL CORP                           591
     29   M & T BANK CORP                             10,838
     91   MAF BANCORP, INC                             1,490
    357   MARSHALL & ILSLEY CORP                      16,221
  2,627   MBNA CORP                                   57,958
  1,915   MELLON FINANCIAL CORP                       52,782
    260   MERCANTILE BANKSHARES CORP                   6,646
     72   MERCHANTS NEW YORK BANCORP, INC              1,179
     10 * MICHIGAN FINANCIAL CORP                        220
     32   MID-AMERICA BANCORP                            768
     42 * MID-STATE BANCSHARES                         1,013
     31 * MIDWEST BANC HOLDING, INC                      465
     24   MISSISSIPPI VY BANCSHARES                      540
    661   MORGAN (J.P.) & CO, INC                     70,107
     56   NATIONAL BANCORP OF ALASKA, INC              1,645
     67   NATIONAL CITY BANCSHARES, INC                1,691
  1,900   NATIONAL CITY CORP                          32,893
    322   NATIONAL COMMERCE BANCORP                    5,453
     67   NATIONAL PENN BANCSHARES, INC                1,373
     28 * NATIONAL PROCESSING, INC                       236
     68   NBT BANCORP, INC                               935
     89 * NETBANK, INC                                 1,079
     47   NIAGARA BANCORP, INC                           423
    551   NORTH FORK BANCORP, INC                      8,092
    783   NORTHERN TRUST CORP                         40,960
     55   NORTHWEST BANCORP, INC                         398
     50 * OCEANFIRST FINANCIAL CORP                      787
    143 * OCWEN FINANCIAL CORP                           938
    413   OLD KENT FINANCIAL CORP                     10,041
    182   OLD NATIONAL BANCORP                         4,413
     33   OMEGA FINANCIAL CORP                           829
    126   ONE VALLEY BANCORP, INC                      3,528
     43   ORIENTAL FINANCIAL GROUP                       795
     92   PACIFIC CAPITAL BANCORP                      2,300
    302   PACIFIC CENTURY FINANCIAL CORP               4,945
     32   PARK NATIONAL CORP                           3,136
     98   PEOPLES BANK OF BRIDGEPORT CO                1,702
    384   PEOPLES HERITAGE FINANCIAL GROUP, INC        4,032
     23   PEOPLES HOLDINGS CO                            563
     49   PFF BANCORP, INC                               689
  1,108   PNC BANK CORP                               41,480
    511   POPULAR, INC                                 9,828
     64   PREMIER NATIONAL BANCORP                       704
     96   PROVIDENT BANKSHARES CORP                    1,536
     80   PROVIDENT FINANCIAL GROUP                    2,270
    535   PROVIDIAN FINANCIAL CORP                    34,708
     63   QUEENS COUNTY BANCORP, INC                   1,181
    823   REGIONS FINANCIAL CORP                      15,688
    171   REPUBLIC BANCORP, INC                        1,442
     22   REPUBLIC BANCORP, INC (KENTUCKY)               177
     21   REPUBLIC BANCSHARES, INC                       228
    187   REPUBLIC SECURITY FINANCIAL CORP             1,168
    116   RICHMOND COUNTY FINANCIAL CORP               2,008
     72   RIGGS NATIONAL CORP                            859
    200   ROSLYN BANCORP, INC                          3,087
    101   S & T BANCORP, INC                           1,767
    141   S1 CORP                                     14,805
     36   SANDY SPRING BANCORP, INC                      702
    100   SEACOAST FINANCIAL SERVICES CORP               925
     40 * SECOND BANCORP, INC                            795
     37   SHORELINE FINANCIAL CORP                       573
     74 * SILICON VALLEY BANCSHARES                    6,419
     28   SIMMONS FIRST NATIONAL CORP (CLASS A)          612
    200   SKY FINANCIAL GROUP, INC                     2,887
    600   SOUTHTRUST CORP                             12,862
    105 * SOUTHWEST BANCORP OF TEXAS, INC              1,870
    682   SOVEREIGN BANCORP, INC                       4,816
     32   ST. FRANCIS CAPITAL CORP                       460
    602   STATE STREET CORP                           40,710
    149   STATEN ISLAND BANCORP, INC                   2,579
     98   STERLING BANCSHARES, INC                       857
     30 * STERLING FINANCIAL CORP                        536
    654   SUMMIT BANCORP                              15,001
  1,205   SUNTRUST BANKS, INC                         57,086
    139   SUSQUEHANNA BANCSHARES, INC                  1,876
    905   SYNOVUS FINANCIAL CORP                      13,518
    312   TCF FINANCIAL CORP                           5,830
     54   TEXAS REGIONAL BANCSHARES, INC (CLASS A)     1,221
     61   TRUST CO OF NEW JERSEY                       1,166
    202   TRUSTCO BANK CORP                            2,272
    240   TRUSTMARK CORP                               3,750
  2,740   U.S. BANCORP                                49,320
     70   U.S. TRUST CORP                             12,276
     36   U.S.B. HOLDINGS CO, INC                        513
     65   UMB FINANCIAL CORP                           2,185

TIAA-CREF MUTUAL FUNDS                                         EQUITY INDEX FUND

--------------------------------------------------------------------------------
  SHARES                                                VALUE
--------------------------------------------------------------------------------


DEPOSITORY INSTITUTIONS -- (Continued)

      531   UNION PLANTERS CORP                       $  13,673
      121   UNIONBANCAL CORP                              3,569
      161   UNITED BANKSHARES, INC                        2,837
      133   UNITED COMMUNITY FINANCIAL CORP (OHIO)          914
       60   UNITED NATIONAL BANCORP                       1,012
       50   USBANCORP, INC                                  418
      228   VALLEY NATIONAL BANCORP                       4,973
      159   W HOLDING CO, INC                             1,351
      763   WACHOVIA CORP                                41,488
      206   WASHINGTON FEDERAL, INC                       3,090
    2,174   WASHINGTON MUTUAL, INC                       47,420
      143   WEBSTER FINANCIAL CORP                        2,886
    6,206   WELLS FARGO CO                              199,755
       75   WESBANCO, INC                                 1,659
       58   WEST COAST BANCORP (OREGON)                     616
      142   WESTAMERICA BANCORP                           3,159
       34   WESTCORP                                        442
       85   WHITNEY HOLDINGS CORP                         2,746
      123   WILMINGTON TRUST CORP                         5,258
      322   ZIONS BANCORP                                11,994
                                                    -----------
                                                      2,431,705
                                                    -----------

EATING AND DRINKING PLACES -- 0.56%

      123 * ADVANTICA RESTAURANT GROUP, INC                 172
       92   APPLEBEES INTERNATIONAL, INC                  2,403
       65   AVADO BRANDS, INC                               186
      145   BOB EVANS FARMS, INC                          1,866
      246 * BRINKER INTERNATIONAL, INC                    5,750
      158 * BUFFETS, INC                                  1,402
      221   CBRL GROUP, INC                               1,888
      102 * CEC ENTERTAINMENT, INC                        2,524
      195   CKE RESTAURANTS, INC                          1,230
       90 * CONSOLIDATED PRODUCTS, INC                      855
      495   DARDEN RESTAURANTS, INC                       6,404
       44 * DAVE & BUSTERS, INC                             368
      750   HOST MARRIOTT CORP (NEW)                      6,750
       76 * IHOP CORP (NEW)                               1,049
      155 * JACK IN THE BOX, INC                          3,148
       97 * LANDRYS SEAFOOD RESTAURANTS, INC                666
      125 * LONE STAR STEAKHOUSE & SALOON, INC            1,125
       84   LUBYS, INC                                      861
      729   MARRIOTT INTERNATIONAL (CLASS A)             19,637
    5,098   MCDONALD'S CORP                             162,498
       46   MORRISON MANAGEMENT SPECIALISTS, INC          1,052
       37 * NPC INTERNATIONAL, INC                          289
       53 * OCHARLEYS, INC                                  609
      257 * OUTBACK STEAKHOUSE, INC                       6,714
       23 * P. F. CHANGS CHINA BISTRO, INC                  756
       85 * PAPA JOHNS INTERNATIONAL, INC                 2,333
      117   RUBY TUESDAY, INC                             1,930
      136 * RYANS FAMILY STEAK HOUSES, INC                1,326
      119   SODEXHO MARRIOTT SERVICES, INC                1,301
       69 * SONIC CORP                                    1,707
       65 * THE CHEESECAKE FACTORY CO                     2,043
      581 * TRICON GLOBAL RESTAURANTS, INC               16,122
      281 * U.S. FOODSERVICE, INC                         7,095
      331   VIAD CORP                                     7,095
      394   WENDY'S INTERNATIONAL, INC                    6,328
                                                      ---------
                                                        277,482
                                                      ---------

EDUCATIONAL SERVICES -- 0.04%

      289 * APOLLO GROUP, INC (CLASS A)                   6,448
       10 * BERLITZ INTERNATIONAL, INC                      154
       28 * CAREER EDUCATION CORP                         1,008
       17 * CORINTHIAN COLLEGES, INC                        344
      226 * DEVRY, INC                                    4,477
       72 * EDUCATION MANAGEMENT CORP                     1,012
       55 * ITT EDUCATIONAL SERVICES, INC                   800
       41 * LEARNING TREE INTERNATIONAL, INC              1,240
       28 * STRAYER EDUCATION, INC                          689
      166 * SYLVAN LEARNING SYSTEMS, INC                  2,635
                                                      ---------
                                                         18,807
                                                      ---------

ELECTRIC, GAS, AND SANITARY SERVICES -- 2.60%

      543 * AES CORP                                     39,639
      214   AGL RESOURCES, INC                            3,704
      432   ALLEGHENY ENERGY, INC                        10,368
      295   ALLIANT ENERGY CORP                           8,352
      711 * ALLIED WASTE INDUSTRIES, INC                  4,177
      517   AMEREN CORP                                  14,540
      731   AMERICAN ELECTRIC POWER CO, INC              19,051
       34   AMERICAN STATES WATER CO                        969
      365   AMERICAN WATER WORKS CO, INC                  7,140
      117   ATMOS ENERGY CORP                             1,828
      138   AVISTA CORP                                   4,407
       80   BLACK HILLS CORP                              1,835
       44   CALIFORNIA WATER SERVICE GROUP                1,105
      237 * CALPINE CORP                                 26,307
      601   CAROLINA POWER & LIGHT CO                    17,353
       42   CASCADE NATURAL GAS CORP                        588
       38 * CASELLA WASTE SYSTEMS, INC (CLASS A)            275
      801   CENTRAL & SOUTH WEST CORP                    12,665
       63   CH ENERGY GROUP, INC                          1,775
      564   CINERGY CORP                                 11,385
      981 * CITIZENS UTILITIES CO (CLASS B)              15,941
       85   CLECO CORP                                    2,682
      122   CMP GROUP, INC                                3,446
      390   CMS ENERGY CORP                               6,703
      673   COASTAL CORP                                 31,168
      309   COLUMBIA ENERGY GROUP                        17,535
      310   CONECTIV, INC                                 4,378
      832   CONSOLIDATED EDISON CO OF NEW YORK,INC       22,828
      563   CONSTELLATION ENERGY GROUP                   16,784
       33   CTG RESOURCES, INC                            1,167
      806   DOMINION RESOURCES, INC                      29,267
      597   DPL, INC                                     11,492
      278   DQE, INC                                     13,118
      546   DTE ENERGY CO                                16,789
    1,377   DUKE ENERGY CORP                             63,858
      475   DYNEGY, INC                                  28,084
      102   EASTERN ENTERPRISES CO                        5,826
       77   EASTERN UTILITIES ASSOCIATION CO              2,382
    1,307   EDISON INTERNATIONAL CO                      20,013
      224 * EL PASO ELECTRIC CO                           2,156
      743   EL PASO ENERGY CORP                          29,394
       65   EMPIRE DISTRICT ELECTRIC CO                   1,300
      101   ENERGEN CORP                                  1,502
      494   ENERGY EAST CORP                              9,324
      909   ENTERGY CORP                                 16,305
      124   EQUITABLE RESOURCES, INC                      5,006
       33   ETOWN CORP                                    2,134

TIAA-CREF MUTUAL FUNDS                                         EQUITY INDEX FUND

--------------------------------------------------------------------------------
  SHARES                                              VALUE
--------------------------------------------------------------------------------

ELECTRIC, GAS, AND SANITARY SERVICES -- (Continued)

      877   FIRSTENERGY CORP                        $  16,060
      345   FLORIDA PROGRESS CORP                      15,115
      675   FPL GROUP, INC                             29,531
      465   GPU, INC                                   11,160
      121   HAWAIIAN ELECTRIC INDUSTRIES, INC           3,440
      142   IDACORP, INC                                4,588
      112   INDIANA ENERGY, INC                         2,044
      290   IPALCO ENTERPRISES, INC                     4,857
      233   KANSAS CITY POWER & LIGHT CO                5,548
      504   KEYSPAN CORP                               10,804
      384   KINDER MORGAN, INC                         10,512
       71   LACLEDE GAS CO                              1,384
      488   LOUISVILLE GAS & ELECTRIC ENERGY CORP      10,736
       61   MADISON GAS & ELECTRIC CO                   1,059
      323   MCN ENERGY GROUP, INC                       8,054
      215   MDU RESOURCES GROUP, INC                    3,923
      15  * MIDAMERICAN ENERGY HOLDINGS CO              5,465
      277   MINNESOTA POWER, INC                        4,241
      415   MONTANA POWER CO                           22,928
      146   NATIONAL FUEL GAS CO                        5,986
      435   NEW CENTURY ENERGIES, INC                  10,875
      223   NEW ENGLAND ELECTRIC SYSTEMS CO            11,972
       67   NEW JERSEY RESOURCES CORP                   2,533
      260 * NEWPARK RESOURCES, INC                      1,885
      705 * NIAGARA MOHAWK HOLDINGS, INC                7,887
      177   NICOR, INC                                  5,332
      471   NISOURCE, INC                               6,917
      495   NORTHEAST UTILITIES CO                      9,838
      583   NORTHERN STATES POWER CO                    9,692
       94   NORTHWEST NATURAL GAS CO                    1,762
       87   NORTHWESTERN CORP                           1,990
      257   NSTAR                                      10,087
       48   NUI CORP                                    1,128
      293   OGE ENERGY CORP                             4,981
      119   ONEOK, INC                                  2,833
       45   OTTER TAIL POWER CO                         1,665
      700   PECO ENERGY CO                             26,775
      134   PEOPLES ENERGY CORP                         3,685
    1,446   PG&E CORP                                  30,727
      134   PHILADELPHIA SUBURBAN CORP                  2,261
      117   PIEDMONT NATURAL GAS CO, INC                2,917
      319   PINNACLE WEST CAPITAL CORP                  8,353
      446   POTOMAC ELECTRIC POWER CO                   8,808
      541   PPL CORP                                   10,414
      136   PUBLIC SERVICE CO OF NEW MEXICO             2,099
      823   PUBLIC SERVICE ENTERPRISE GROUP, INC       21,500
      318   PUGET SOUND ENERGY, INC                     6,340
      310   QUESTAR CORP                                4,514
      920   RELIANT ENERGY, INC                        19,435
      238 * REPUBLIC SERVICES, INC (CLASS A)            2,603
      137   RGS ENERGY GROUP, INC                       2,654
       67   SEMCO ENERGY, INC                             770
      905   SEMPRA ENERGY                              15,780
      295   SIERRA PACIFIC RESOURCES (NEW)              4,093
       89   SIG CORP, INC                               2,158
        8   SJW CORP                                      900
       30   SOUTH JERSEY INDUSTRIES, INC                  855
    2,534   SOUTHERN CO                                53,530
      135 * SOUTHERN UNION CO                           1,797
      116   SOUTHWEST GAS CORP                          2,059
       94   SOUTHWESTERN ENERGY CO                        646
       51 * STERICYCLE, INC                             1,020
      487   TECO ENERGY, INC                            8,674
    1,041   TEXAS UTILITIES CO                         27,716
        8 * THERMO ECOTEK CORP                             83
       47   TNP ENTERPRISES, INC                        2,035
       22 * TRIGEN ENERGY CORP                            514
       50 * U.S. LIQUIDS, INC                             284
      120   UGI CORP                                    2,190
      819   UNICOM CORP                                30,763
      122 * UNISOURCE ENERGY CORP HOLDINGS CO           1,723
       54   UNITED ILLUMINATING CO                      2,133
      105   UNITED WATER RESOURCES, INC                 3,609
      350   UTILICORP UNITED, INC                       5,753
      175   WASHINGTON GAS LIGHT CO                     4,189
       59 * WASTE CONNECTIONS, INC                        645
       11 * WASTE INDUSTRIES, INC                         110
    1,900   WASTE MANAGEMENT, INC                      26,600
       57   WESTERN GAS RESOURCES, INC                    929
      256   WESTERN RESOURCES, INC                      4,416
      142   WICOR, INC                                  4,366
    1,637   WILLIAMS COS, INC                          79,701
      444   WISCONSIN ENERGY CORP                       7,603
      101   WPS RESOURCES CORP                          2,360
                                                   ----------
                                                    1,289,946
                                                   ----------

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT -- 14.64%

       77 * ACTEL CORP                                  2,670
      136 * ACTV, INC                                   4,479
       60 * ADAPTIVE BROADBAND CORP                    12,446
    1,130 * ADC TELECOMMUNICATIONS, INC                60,737
       75 * ADTRAN, INC                                 5,962
       39 * ADVANCED ENERGY INDUSTRIES, INC             2,771
      272 * ADVANCED FIBRE COMMUNICATIONS, INC         21,709
      556 * ADVANCED MICRO DEVICES, INC                29,329
       69 * AEROFLEX, INC                               4,830
      104 * ALLEN TELECOM, INC                          1,592
       92 * ALLIANCE SEMICONDUCTOR CORP                 2,116
       63 * ALPHA INDUSTRIES, INC                       8,568
      670 * ALTERA CORP                                63,189
      611 * AMERICAN POWER CONVERSION CORP             20,315
       58 * AMERICAN SUPERCONDUCTOR CORP                2,639
      431 * AMERICAN TOWER SYSTEMS (CLASS A)           23,624
       62 * AMERICAN XTAL TECHNOLOGY, INC               2,511
      121   AMETEK, INC                                 2,026
      341 * AMKOR TECHNOLOGY, INC                      17,305
      168 * AMPEX CORP (CLASS A)                          598
       61 * AMPHENOL CORP (CLASS A)                     5,253
      101 * ANADIGICS, INC                             10,314
      657 * ANALOG DEVICES, INC                       113,619
      103 * ANCOR COMMUNICATIONS, INC                   5,652
      309 * ANDREW CORP                                 8,825
       90 * ANTEC CORP                                  4,185
      191 * APPLIED MICRO CIRCUITS CORP                55,581
       41 * ARGUSS HOLDINGS, INC                          702
      126 * ARTESYN TECHNOLOGIES, INC                   2,567
      179 * ASPECT TELECOMMUNICATIONS CORP             10,919
      755 * ATMEL CORP                                 41,100
       81   AVX CORP                                    5,882
      122   BALDOR ELECTRIC CO                          2,043

TIAA-CREF MUTUAL FUNDS                                         EQUITY INDEX FUND

--------------------------------------------------------------------------------
  SHARES                                                    VALUE
--------------------------------------------------------------------------------


ELECTRONIC AND OTHER ELECTRIC EQUIPMENT -- (Continued)

        61   * BENCHMARK ELECTRONICS, INC                $    2,074
       103     BMC INDUSTRIES, INC                              521
       403   * BROADCOM CORP (CLASS A)                       97,954
        41   * BROOKTROUT, INC                                1,985
       145   * BURR BROWN CORP                                8,627
        48     C&D TECHNOLOGIES, INC                          2,355
        93   * C-COR.NET CORP                                 3,999
        36   * CARRIER ACCESS CORP                            2,517
        18   * CATAPULT COMMUNICATIONS CORP                     244
       108   * CHECKPOINT SYSTEMS, INC                          945
       517   * CIENA CORP                                    84,206
       181   * COMMSCOPE, INC                                 7,737
       263   * COMVERSE TECHNOLOGY, INC                      61,443
       617   * CONEXANT SYSTEMS, INC                         54,334
       309   * COOPER INDUSTRIES, INC                         9,656
        31   * COPPER MOUNTAIN NETWORKS, INC                  3,348
        95   * CREE, INC                                     18,430
       104     CTS CORP                                       5,590
       395   * CYPRESS SEMICONDUCTOR CORP                    19,009
       221     DALLAS SEMICONDUCTOR CORP                      9,958
       256   * DIGITAL MICROWAVE CORP                        10,112
       138   * DII GROUP, INC                                15,723
       123   * E-TEK DYNAMICS, INC                           35,055
       302   * ECHOSTAR COMMUNICATIONS CORP (CLASS A)        41,676
        99   * ELECTRO SCIENTIFIC INDUSTRIES, INC             6,336
       237   * ELOT, INC                                      1,688
        38   * EMCORE CORP                                    5,795
     1,636     EMERSON ELECTRIC CO                           67,280
        16   * ESHARE TECHNOLOGIES, INC                         280
        98   * ESS TECHNOLOGY, INC                            1,862
        66   * EXAR CORP                                      5,725
        72     EXIDE CORP                                       904
        17     FRANKLIN ELECTRIC CO, INC                      1,094
    12,344     GENERAL ELECTRIC CO                        1,625,550
       114   * GENERAL SEMICONDUCTOR, INC                     2,280
        46   * GENLYTE GROUP, INC                               914
       234   * GLENAYRE TECHNOLOGIES, INC                     6,435
        62   * GLOBIX CORP                                    3,844
        51   * HADCO CORP                                     2,757
        61     HARMAN INTERNATIONAL INDUSTRIES, INC           3,679
        38     HARMON INDUSTRIES, INC                           629
       100   * HARMONIC LIGHTWAVES, INC                      14,206
       298     HARRIS CORP                                   10,914
        84     HELIX TECHNOLOGY CORP                          6,111
        26   * HI/FN, INC                                     2,203
       192     HUBBELL, INC (CLASS B)                         4,296
        93   * HUTCHINSON TECHNOLOGY, INC                     1,583
        22   * INET TECHNOLOGIES, INC                         1,383
        56     INNOVEX, INC                                     591
       319   * INTEGRATED DEVICE TECHNOLOGY, INC             13,921
    12,583     INTEL CORP                                 1,512,319
        78     INTER-TEL, INC                                 3,358
       183   * INTERDIGITAL COMMUNICATIONS CORP               5,890
       188   * INTERNATIONAL RECTIFIER CORP                   8,107
       121   * INTERVOICE-BRITE, INC                          4,507
        31   * IPC COMMUNICATIONS, INC                        8,804
        32   * ITI TECHNOLOGIES, INC                            948
       188   * JABIL CIRCUIT, INC                            16,779
       851   * JDS UNIPHASE CORP                            234,876
       144   * KEMET CORP                                     9,810
       246   * KOMAG, INC                                       799
       113   * KOPIN CORP                                     9,322
       123   * L-3 COMMUNICATIONS HOLDINGS, INC               5,481
        67   * LASERSIGHT, INC                                  623
       171   * LATTICE SEMICONDUCTOR CORP                    13,519
       576     LINEAR TECHNOLOGY CO                          58,500
        74   * LITTLEFUSE, INC                                2,654
        38     LSI INDUSTRIES, INC                              598
     1,120   * LSI LOGIC CORP                                98,840
        91   * MAGNETEK, INC                                    773
        15   * MAKER COMMUNICATIONS, INC                        867
       929   * MAXIM INTEGRATED PRODUCTS                     65,146
        36   * MAXWELL TECHNOLOGIES, INC                        573
       318     MAYTAG CO                                      8,784
       125   * MEMC ELECTRONIC MATERIALS, INC                 2,367
       136     METHODE ELECTRONICS, INC (CLASS A)             7,752
        57   * METRICOM, INC                                  4,225
       108   * MICREL, INC                                   13,020
       288   * MICROCHIP TECHNOLOGY, INC                     19,926
       808   * MICRON TECHNOLOGY, INC                        86,153
       119   * MMC NETWORKS, INC                              6,455
       383     MOLEX, INC                                    24,003
        16   * MOOG, INC (CLASS A)                              275
     2,100     MOTOROLA, INC                                361,331
        89     MRV COMMUNICATIONS, INC                       16,420
        28     NATIONAL PRESTO INDUSTRIES, INC                  878
       646   * NATIONAL SEMICONDUCTOR CORP                   45,220
       152     NATIONAL SERVICE INDUSTRIES, INC               3,201
        95   * NEOMAGIC CORP                                    522
        64   * NVIDIA CORP                                    7,584
       243   * P-COM, INC                                     5,680
       255   * PAIRGAIN TECHNOLOGIES, INC                     4,876
        35     PARK ELECTROCHEMICAL CORP                        872
        26   * PARKERVISION, INC                                832
        81   * PHOTRONICS, INC                                3,483
       153   * PICTURETEL CORP                                1,969
        62   * PLANTRONICS, INC                               5,122
        66   * PLEXUS CORP                                    4,360
        49   * PLX TECHNOLOGY, INC                            1,678
       513   * PMC-SIERRA, INC                              125,909
        81   * POLYCOM, INC                                   9,477
        83   * POWER INTEGRATIONS, INC                        4,938
        55   * POWER-ONE, INC                                 3,368
        54   * POWERWAVE TECHNOLOGIES, INC                    9,871
       275   * QLOGIC CORP                                   49,173
     2,381   * QUALCOMM, INC                                324,113
        70   * RAMBUS, INC                                   29,470
       104   * RAYOVAC CORP                                   1,976
       173   * READ RITE CORP                                   821
        81   * REMEC, INC                                     4,374
       194   * RF MICRO DEVICES, INC                         32,337
       287   * S3, INC                                        6,708
        34   * SALTON, INC                                    1,374
       240   * SANMINA CORP                                  30,495
        92   * SAWTEK, INC                                    4,715
       545   * SCI SYSTEMS, INC                              25,070
       296     SCIENTIFIC-ATLANTA, INC                       40,089
        47   * SCM MICROSYSTEMS, INC                          5,405
       122   * SDL, INC                                      52,116

TIAA-CREF MUTUAL FUNDS                                         EQUITY INDEX FUND

--------------------------------------------------------------------------------
  SHARES                                                 VALUE
--------------------------------------------------------------------------------

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT -- (Continued)

      120   * SEMTECH CORP                            $   7,927
      265   * SENSORMATIC ELECTRONICS CORP                5,084
       22   * SILICONIX, INC                              3,077
       68   * SIPEX CORP                                  2,439
       69   * SLI, INC                                      901
    1,734   * SOLECTRON CORP                             61,990
      105     STEWART & STEVENSON SERVICES, INC             997
      348   * SUNBEAM CORP                                1,413
       44     TECHNITROL, INC                             2,458
      104   * TEKELEC                                     5,011
    1,268   * TELLABS, INC                               72,276
       57   * TERAYON COMMUNICATION SYSTEMS, INC         15,190
    2,984     TEXAS INSTRUMENTS, INC                    543,088
      218     THOMAS & BETTS CORP                         4,687
       60     THOMAS INDUSTRIES, INC                      1,087
      190   * TITAN CORP                                  8,205
      145   * TRANSWITCH CORP                            14,654
      111   * TRIQUINT SEMICONDUCTOR, INC                12,265
       44   * TUT SYSTEMS, INC                            2,777
      170   * UCAR INTERNATIONAL, INC                     2,613
      117   * VARIAN SEMICONDUCTOR
              EQUIPMENT ASSOCIATES, INC                   7,729
       70   * VICOR CORP                                  1,430
      274   * VISHAY INTERTECHNOLOGY, INC                15,463
      593   * VITESSE SEMICONDUCTOR CORP                 51,924
      139   * WEBLINK WIRELESS, INC                       2,753
       64   * WESTELL TECHNOLOGIES, INC (CLASS A)         2,496
      280   * WHIRLPOOL CORP                             14,017
       85   * WINDMERE-DURABLE HOLDINGS, INC              1,269
       31     WOODWARD GOVERNOR CO                          740
      170   * WORLD ACCESS, INC                           4,568
    1,035   * XILINX, INC                                86,228
       48   * YOUTHSTREAM MEDIA NETWORKS, INC             1,026
       58   * ZIXIT CORP                                  3,215
       41   * ZOMAX, INC                                  2,480
                                                     ----------
                                                      7,271,173
                                                     ----------
ENGINEERING AND MANAGEMENT SERVICES -- 0.27%
       30   * AHL SERVICES, INC                             330
      217   * CATALYTICA, INC                             2,410
       65   * CELGENE CORP                               10,952
       27   * CHARLES RIVER ASSOCIATES, INC                 772
       36   * CORNELL CORRECTIONS, INC                      321
       32   * CORPORATE EXECUTIVE BOARD CO                1,760
      221   * COVANCE, INC                                2,320
       38   * DATA TRANSMISSION NETWORK CORP              1,097
       47   * DIAMOND TECH PARTNERS, INC (CLASS A)        4,688
      606     DUN & BRADSTREET CORP                      15,793
       51   * ENTREMED, INC                               3,746
       45   * F.Y.I., INC                                 1,428
       64   * FIRST CONSULTING GROUP, INC                 1,168
      307     GARTNER GROUP, INC (CLASS A)                4,317
       92   * INCYTE PHARMACEUTICALS, INC                18,699
       44   * INSPIRE INSURANCE SOLUTIONS, INC              156
       86   * IT GROUP, INC                                 602
       83   * JACOBS ENGINEERING GROUP, INC               2,308
       30     LANDAUER, INC                                 545
       71   * LASON, INC                                    615
       69   * MARKETING SERVICES GROUP                    1,362
       43   * MAXIMUS, INC                                1,588
      140   * NAVIGANT CONSULTING CO                      1,452
       36   * NEXTERA ENTERPRISES, INC                      355
       68   * NFO WORLDWIDE, INC                          1,207
       95   * PAREXEL INTERNATIONAL CORP                    866
       69   * PHARMACEUTICAL PRODUCT DEVELOPMENT          1,173
       55   * PROBUSINESS SERVICES, INC                   1,454
      135   * PROFIT RECOVERY GROUP INTERNATIONAL         2,885
      133   * QUINTILES TRANSNATIONAL CORP                2,551
      138   * RENAISSANCE WORLDWIDE, INC                    853
    1,169     SERVICEMASTER CO                           13,954
       65   * STAFF LEASING, INC                            394
       34     STONE & WEBSTER, INC                          452
       27   * SUPERIOR CONSULTANT HOLDINGS CORP             432
       25     TEJON RANCH CO                                587
       92   * TELEDYNE TECHNOLOGIES, INC                    856
      129   * TETRA TECH, INC                             3,225
       48   * URS CORP                                      615
       90   * VALENCE TECHNOLOGY, INC                     3,060
       38   * WACKENHUT CORRECTIONS CORP                    372
      417   * WHITTMAN HART, INC                         20,433
       48   * XCEED, INC                                  1,560
                                                      ---------
                                                        135,713
                                                      ---------
FABRICATED METAL PRODUCTS -- 0.48%
       32   * ALLIANT TECHSYSTEMS, INC                    1,718
       25   * ALLTRISTA CORP                                576
      114     BALL CORP                                   3,241
       64     BARNES GROUP, INC                             808
       20     BUTLER MANUFACTURING CO                       518
       61     CHART INDUSTRIES, INC                         224
      226     CRANE CO                                    4,477
      487     CROWN CORK & SEAL CO, INC                   6,635
    4,039     GILLETTE CO                               120,917
      115   * GRIFFON CORP                                  955
      151     HARSCO CORP                                 3,944
      175     MARK IV INDUSTRIES, INC                     3,554
    1,669     MASCO CORP                                 30,667
      114   * METALS U.S.A., INC                            869
       69   * NCI BUILDING SYSTEMS, INC                   1,203
       36   * NORTEK, INC                                   756
      422     PARKER-HANNIFIN CORP                       14,981
       16   * PITT-DES MOINES, INC                          357
       33     PRIMEX TECHNOLOGIES, INC                      684
      580     ROCKWELL INTERNATIONAL CORP                22,765
       41   * SILGAN HOLDINGS, INC                          543
       31   * SIMPSON MANUFACTURING CO, INC               1,375
      220     SNAP-ON, INC                                5,348
       48   * SPS TECHNOLOGIES, INC                       1,599
      260     STANLEY WORKS CO                            6,305
       73     STRUM, RUGER & CO, INC                        679
      151   * TOWER AUTOMOTIVE, INC                       2,019
       35   * U.S. CAN CORP                                 455
       66     VALMONT INDUSTRIES                            990
       63     WATTS INDUSTRIES, INC (CLASS A)               878
                                                      ---------
                                                        240,040
                                                      ---------
FISHING, HUNTING, AND TRAPPING -- 0.00%
       51   * ZAPATA CORP                                   296
                                                      ---------
FOOD AND KINDRED PRODUCTS -- 2.35%
       39   * AGRIBRANDS INTERNATIONAL, INC               1,430
       69   * AMERICAN ITALIAN PASTA CO (CLASS A)         1,250

TIAA-CREF MUTUAL FUNDS                                         EQUITY INDEX FUND

--------------------------------------------------------------------------------
  SHARES                                                VALUE
--------------------------------------------------------------------------------

FOOD AND KINDRED PRODUCTS -- (Continued)

    1,752   ANHEUSER BUSCH COS, INC                   $  99,426
    2,291   ARCHER DANIELS MIDLAND CO                    21,907
       66 * AURORA FOODS, INC                               297
       69 * BERINGER WINE ESTATES
              HOLDINGS, INC (CLASS B)                     2,285
    1,050   BESTFOODS, INC                               40,490
      188   BROWN FORMAN, INC (CLASS B)                   8,025
       23 * BUSH BOAKE ALLEN, INC                           644
    1,244   CAMPBELL SOUP CO                             35,998
       61 * CANANDAIGUA BRANDS, INC (CLASS A)             2,619
      157   CHIQUITA BRANDS INTERNATIONAL, INC              667
    8,591   COCA COLA CO                                383,910
      901   COCA COLA ENTERPRISES, INC                   18,921
    1,843   CONAGRA, INC                                 28,796
      134   COORS (ADOLPH) CO (CLASS B)                   5,343
      140 * CORN PRODUCTS INTERNATIONAL, INC              3,272
      147   DEAN FOODS CO                                 3,629
      196 * DEL MONTE FOODS CO                            1,972
      176   DOLE FOOD, INC                                2,420
       52   DREYERS GRAND ICE CREAM, INC                    988
      160   EARTHGRAINS CO                                2,200
      377   FLOWERS INDUSTRIES, INC                       4,618
      618   FORTUNE BRANDS, INC                          13,750
    1,148   GENERAL MILLS, INC                           36,018
       68 * HAIN FOOD GROUP, INC                          1,865
    1,348   HEINZ (H.J.) CO                              45,410
      360   HERSHEY FOODS CORP                           14,400
      303   HORMEL FOODS CORP                             4,431
      276   IBP, INC                                      3,243
      119   IMPERIAL SUGAR CO                               238
       92 * INTERNATIONAL HOME FOODS, INC                 1,460
      152   INTERSTATE BAKERIES CORP                      1,995
       23 * J & J SNACK FOODS CORP                          444
       76 * KEEBLER FOODS CO                              1,890
      826   KELLOGG CO                                   18,946
      129   LANCASTER COLONY CORP                         3,595
       91   LANCE, INC                                      995
      261   MCCORMICK & CO, INC (NON-VOTE)                6,900
       54   MICHAEL FOODS, INC                            1,201
    1,228   NABISCO GROUP HOLDINGS                       10,745
      192   NABISCO HOLDINGS CORP (CLASS A)               5,400
      376   PEPSI BOTTLING GROUP, INC                     7,449
    5,481   PEPSICO, INC                                168,198
       61   PILGRIMS PRIDE CORP (CLASS B)                   404
      450   QUAKER OATS CO                               21,009
      108 * RALCORP HOLDINGS, INC                         1,613
    1,218   RALSTON PURINA CO                            29,764
       27   RIVIANA FOODS, INC                              442
       32 * ROBERT MONDAVI CORP (CLASS A)                 1,086
       22 * SANDERSON FARMS, INC                            181
    3,325   SARA LEE CORP                                48,420
      171 * SMITHFIELD FOODS, INC                         2,736
       97   SMUCKER, (J.M.) CO (CLASS A)                  1,618
      117 * SUIZA FOODS CORP                              4,526
      126   TOOTSIE ROLL INDUSTRIES, INC                  3,567
       61 * TRIARC COS, INC                               1,220
      472   TYSON FOODS, INC                              4,425
      177   UNIVERSAL FOODS CORP                          3,031
      107 * VLASIC FOODS INTERNATIONAL, INC                 240
      532   WHITMAN CORP                                  5,985
      292 * WRIGLEY (WM) JR CO                           18,031
                                                     ----------
                                                      1,167,978
                                                     ----------

FOOD STORES -- 0.41%
      439 * 7-ELEVEN, INC                                 1,536
    1,595   ALBERTSONS, INC                              38,280
      454   DELHAIZE AMERICA, INC (CLASS B)               7,491
      113 * GRAND UNION CO                                  427
       65 * GREAT ATLANTIC & PACIFIC TEA CO, INC          1,324
      118   HANNAFORD BROTHERS, INC                       8,333
       36 * INGLES MARKETS, INC (CLASS A)                   355
    3,123 * KROGER CO                                    46,064
      114   RUDDICK CORP                                  1,268
    1,799 * SAFEWAY, INC                                 63,077
      588 * STARBUCKS CORP                               20,947
       59   WEIS MARKETS, INC                             2,050
       99 * WHOLE FOODS MARKET, INC                       3,990
       63 * WILD OATS MARKETS, INC                        1,118
      337   WINN DIXIE STORES, INC                        5,286
                                                     ----------
                                                        201,546
                                                     ----------

FORESTRY -- 0.02%

      325   GEORGIA-PACIFIC CORP (TIMBER GROUP)           7,332
      105   RAYONIER, INC                                 3,885
                                                     ----------
                                                         11,217
                                                     ----------

FURNITURE AND FIXTURES -- 0.14%

       46   BASSETT FURNITURE INDUSTRIES, INC               661
       34   BUSH INDUSTRIES, INC (CLASS A)                  471
      154   ETHAN ALLEN INTERIORS, INC                    3,493
      177 * FURNITURE BRANDS INTERNATIONAL, INC           2,832
      227   HON INDUSTRIES, INC                           3,632
      120   KIMBALL INTERNATIONAL, INC (CLASS B)          1,725
      197   LA-Z-BOY, INC                                 3,028
      252 * LEAR CORP                                     6,520
      739   LEGGETT & PLATT, INC                         12,563
      298   MILLER (HERMAN), INC                          6,146
    1,062   NEWELL RUBBERMAID, INC                       22,833
       68 * SELECT COMFORT CORP                             391
      228   STEELCASE, INC                                2,721
      338   U.S. INDUSTRIES, INC                          3,823
       21   VIRCO MANUFACTURING                             252
                                                     ----------
                                                         71,091
                                                     ----------

FURNITURE AND HOMEFURNISHING STORES -- 0.26%

      435 * BED BATH & BEYOND, INC                       10,276
      629 * BEST BUY, INC                                39,273
      137 * BOMBAY, INC                                     505
       59 * CDNOW, INC                                      556
      764   CIRCUIT CITY STORES-CIRCUIT CITY GROUP       32,661
       19 * CREATIVE COMPUTERS, INC                         266
       55 * CYBERIAN OUTPOST, INC                           563
       21 * ELECTRONICS BOUTIQUE HOLDINGS CORP              363
       83 * GUITAR CENTER, INC                              767
       68   HAVERTY FURNITURE COS, INC                      709
      228   HEILIG MEYERS CO                                669
      107 * INTERTAN, INC                                 1,370
      149 * LINENS 'N THINGS, INC                         3,156
      114 * MUSICLAND STORES CORP                           790
      364   PIER 1 IMPORTS, INC                           3,025

TIAA-CREF MUTUAL FUNDS                                         EQUITY INDEX FUND

--------------------------------------------------------------------------------
  SHARES                                                VALUE
--------------------------------------------------------------------------------

FURNITURE AND HOMEFURNISHING STORES -- (Continued)

      51   * RESTORATION HARDWARE, INC                 $    315
     728     TANDY CORP                                  29,029
     122   * TRANS WORLD ENTERTAINMENT CORP               1,265
      40   * TWEETER HOME ENTERTAINMENT GROUP, INC        1,010
      38   * VALUE AMERICA, INC                             231
     164   * WILLIAMS-SONOMA, INC                         3,710
                                                       --------
                                                        130,509
                                                       --------

GENERAL BUILDING CONTRACTORS -- 0.06%

     116   * BLOUNT INTERNATIONAL, INC                    1,479
     223     CENTEX CORP                                  4,041
      27   * CROSSMAN COMMUNITIES, INC                      428
     181     HILLENBRAND INDUSTRIES, INC                  5,407
     190     HORTON (D.R.), INC                           2,196
     180     KAUFMAN & BROAD HOME CORP                    3,228
     176     LENNAR CORP                                  2,970
      84     MDC HOLDINGS, INC                            1,228
      38   * NVR, INC                                     1,695
     121     PULTE CORP                                   1,920
      54     RYLAND GROUP, INC                              924
      95     STANDARD-PACIFIC CORP                          932
      78   * TOLL BROTHERS, INC                           1,345
      48   * U.S. HOME CORP                               1,671
     159     WALTER INDUSTRIES, INC                       1,311
      57   * WEBB (DEL) CORP                                798
                                                       --------
                                                         31,573
                                                       --------

GENERAL MERCHANDISE STORES -- 1.84%

      45   * 99 CENTS ONLY STORES                         1,448
     110   * AMES DEPARTMENT STORES, INC                  1,938
     262   * BJS WHOLESALE CLUB, INC                      7,745
     199     CASEYS GENERAL STORES, INC                   1,691
     415   * CONSOLIDATED STORES CORP                     4,720
      77   * COST PLUS, INC                               1,549
   1,654   * COSTCO WHOLESALE CORP                       72,982
     389     DILLARDS, INC (CLASS A)                      5,567
     524     DOLLAR GENERAL CORP                         10,414
     234   * DOLLAR TREE STORES, INC                      9,374
      47   * FACTORY 2-U STORES, INC                      1,401
     549     FAMILY DOLLAR STORES, INC                    8,852
     790   * FEDERATED DEPARTMENT STORES, INC            27,896
     194     HARCOURT GENERAL, INC                        6,753
     126   * HOMEBASE, INC                                  338
   1,864   * K MART CORP                                 16,310
     555   * KOHLS CORP                                  46,134
   1,249     MAY DEPARTMENT STORES CO                    31,225
     166   * NEIMAN MARCUS GROUP, INC (CLASS A)           3,600
     872     PENNEY, (J.C.) CO, INC                      12,153
     545   * SAKS, INC                                    7,119
   1,285     SEARS ROEBUCK & CO                          35,658
     114   * SHOPKO STORES, INC                           2,023
   1,659   * TARGET CORP                                100,887
      29   * TUESDAY MORNING CORP                           335
      54   * VALUE CITY DEPARTMENT STORES, INC              776
     518   * VENATOR GROUP, INC                           3,626
  10,246     WAL-MART STORES, INC                       491,167
                                                       --------
                                                        913,681
                                                       --------
HEALTH SERVICES -- 0.30%
      18   * ACCREDO HEALTH, INC                            526
      71   * ADVANCE PARADIGM, INC                          825
      83   * ALTERRA HEALTHCARE CORP                        482
      65   * AMERICAN RETIREMENT CORP                       528
      81   * AMERIPATH, INC                                 804
      37   * APPLIED ANALYTICAL INDUSTRIES, INC             413
     196   * APRIA HEALTHCARE GROUP, INC                  2,572
     354   * BEVERLY ENTERPRISES, INC                     1,172
      37   * CAREMATRIX CORP                                 63
   2,045     COLUMBIA/HCA HEALTHCARE CORP                42,817
     223   * COVENTRY HEALTH CARE, INC                    1,728
      83   * ENZO BIOCHEMICAL, INC                        7,184
      79   * EXPRESS SCRIPTS, INC                         2,686
     954   * HEALTH MANAGEMENT ASSOCIATES, INC
               (CLASS A) NEW                             11,328
   1,454   * HEALTHSOUTH CORP                             7,360
     109     HOOPER HOLMES, INC                           3,706
      30   * IMPATH, INC                                  1,156
     246   * LABORATORY CORP OF AMERICA HOLDINGS            984
      95   * LASER VISION CENTERS, INC                      837
     110   * LCA-VISION, INC                                632
     117   * LIFEPOINT HOSPITALS, INC                     1,806
     145   * LINCARE HOLDINGS, INC                        3,153
     120   * MAGELLAN HEALTH SERVICES, INC                  712
     271   * MANOR CARE, INC                              3,590
     138   * MATRIA HEALTHCARE, INC                         845
     152   * ORTHODONTIC CENTERS OF AMERICA, INC          3,021
      59   * PEDIATRIX MEDICAL GROUP, INC                   472
     277   * PHYCOR, INC                                    424
      46   * PROVINCE HEALTHCARE CO                         977
     152   * QUEST DIAGNOSTICS, INC                       5,595
     266   * QUORUM HEALTH GROUP, INC                     2,352
     168   * RENAL CARE GROUP, INC                        3,433
      54   * STANCORP FINANCIAL GROUP, INC                1,390
   1,172   * TENET HEALTHCARE CORP                       24,245
     283   * TOTAL RENAL CARE HOLDINGS, INC                 866
     128   * TRIAD HOSPITALS, INC                         1,888
      58   * UNITED PAYORS & UNITED PROVIDERS, INC        1,544
      87   * UNIVERSAL HEALTH SERVICES, INC               3,436
     214   * US ONCOLOGY, INC                               842
                                                       --------
                                                        148,394
                                                       --------

HEAVY CONSTRUCTION, EXCEPT BUILDING -- 0.05%

     144   * DYCOM INDUSTRIES, INC                        7,227
     286     FLUOR CORP                                   7,722
     153     FOSTER WHEELER CORP                            841
      71     GRANITE CONSTRUCTION, INC                    1,819
      75   * INSITUFORM TECHNOLOGIES, INC (CLASS A)       2,071
      77   * MASTEC, INC                                  5,183
     120   * MORRSION KNUDSEN CORP                          840
                                                       --------
                                                         25,703
                                                       --------

HOLDING AND OTHER INVESTMENT OFFICES -- 0.74%

      44     ALEXANDRIA REAL ESTATE EQUITIES, INC         1,325
     279     AMB PROPERTY CORP                            5,632
      32   * AMERCO                                         548
      67     AMERICAN INDUSTRIAL PROPERTIES REIT            753
      55     AMLI RESIDENTIAL PROPERTIES TRUST            1,093
     251     APARTMENT INVESTMENT & MANAGEMENT CO         9,318
     321     ARCHSTONE COMMUNITIES TRUST                  6,239
      62     ASSOCIATED ESTATES REALTY CORP                 577
     248     AVALONBAY COMMUNITIES, INC                   8,540
      77     BEDFORD PROPERTY INVESTORS, INC              1,284
     196     BOSTON PROPERTIES, INC                       5,953

TIAA-CREF MUTUAL FUNDS                                         EQUITY INDEX FUND

--------------------------------------------------------------------------------
  SHARES                                              VALUE
--------------------------------------------------------------------------------

HOLDING AND OTHER INVESTMENT OFFICES -- (Continued)

     64   BOYKIN LODGING CO                           $   736
     91   BRADLEY REAL ESTATE, INC                      1,473
    133   BRANDYWINE REALTY TRUST                       2,111
    168   BRE PROPERTIES, INC (CLASS A)                 4,032
    121   BURNHAM PACIFIC PROPERTIES, INC                 915
    151   CAMDEN PROPERTY TRUST                         4,010
     81   CAPITAL AUTOMOTIVE REIT                         946
     62   CAPSTEAD MORTGAGE CORP                          228
    252   CARRAMERICA REALTY CORP                       5,197
     85   CBL & ASSOCIATES PROPERTIES, INC              1,785
     90   CENTER TRUST, INC                               540
     78   CENTERPOINT PROPERTIES CORP                   2,686
     74   CHARLES E. SMITH RESIDENTIAL REALTY           2,543
     80   CHATEAU PROPERTIES, INC                       1,975
     59   CHELSEA GCA REALTY, INC                       1,655
     98   COLONIAL PROPERTIES TRUST                     2,345
    114   COMMERCIAL NET LEASE REALTY, INC              1,140
    315   CORNERSTONE PROPERTIES, INC                   5,335
    147   CORNERSTONE REALTY INCOME TRUST, INC          1,414
     91   COUSINS PROPERTIES, INC                       3,293
    403   CRESCENT REAL ESTATE EQUITIES CO              6,674
     87   CROWN AMERICAN REALTY TRUST                     478
    225   DEVELOPERS DIVERSIFIED REALTY CORP            2,728
    471   DUKE-WEEKS REALTY CORP                        8,478
     84   EAST WEST BANCORP, INC                          971
     60   EASTGROUP PROPERTIES, INC                     1,192
     56   ENTERTAINMENT PROPERTIES TRUST                  672
    140   EQUITY INNS, INC                                892
    950   EQUITY OFFICE PROPERTIES TRUST               23,334
    476   EQUITY RESIDENTIAL PROPERTIES TRUST CO       18,742
     68   ESSEX PROPERTY TRUST, INC                     2,443
    152   FEDERAL REALTY INVESTMENT TRUST               2,850
    218   FELCOR LODGING TRUST, INC                     3,651
    143   FIRST INDUSTRIAL REALTY TRUST, INC            3,718
     31 * FIRST WASHINGTON REALTY TRUST, INC              596
    211   FRANCHISE FINANCE CORP OF AMERICA             4,971
     96   GABLES RESIDENTIAL TRUST                      2,076
    195   GENERAL GROWTH PROPERTIES, INC                5,557
     29   GETTY REALTY HOLDINGS CORP                      300
    117   GLENBOROUGH REALTY TRUST, INC                 1,689
     89   GLIMCHER REALTY TRUST                         1,101
     29 * GOLF TRUST OF AMERICA, INC                      498
     62   GREAT LAKES REIT, INC                           922
    188   HEALTH CARE PROPERTY INVESTORS, INC           4,606
    107   HEALTH CARE REIT, INC                         1,638
    151   HEALTHCARE REALTY TRUST, INC                  2,387
    234   HIGHWOODS PROPERTIES, INC                     4,840
     73   HOME PROPERTIES OF NEW YORK, INC              1,884
    190   HOSPITALITY PROPERTIES TRUST                  3,633
    494   HRPT PROPERTIES TRUST                         3,828
     98   IMPERIAL CREDIT COMMERCIAL
            MORTGAGE INVESTMENT CORP                    1,127
    269   INDYMAC MORTGAGE HOLDINGS, INC                3,950
    131   INNKEEPERS U.S.A. TRUST                       1,039
    125   IRT PROPERTY CO                                 984
    127   JDN REALTY CORP                               1,333
     48   JP REALTY, INC                                  846
    105   KILROY REALTY CORP                            2,086
    179   KIMCO REALTY CORP                             6,175
    101   KOGER EQUITY, INC                             1,685
    116   KONOVER PROPERTY TRUST, INC                     587
     45   LASALLE HOTEL PROPERTIES                        540
     65   LEXINGTON CORPORATE PROPERTIES TRUST            637
    252   LIBERTY PROPERTY TRUST CO                     5,670
    103   LTC PROPERTIES, INC                             572
    114   MACERICH CO (THE)                             2,237
    220   MACK-CALI REALTY CORP                         5,115
     76   MANUFACTURED HOME COMMUNITIES, INC            1,743
    469   MEDITRUST CORP PAIRED                         1,348
    180   MERISTAR HOSPITALITY CORP                     2,711
     52   MGI PROPERTIES, INC                             266
     69   MID-AMERICA APARTMENT COMMUNITIES, INC        1,530
     57   MILLS CORP                                      972
     47   NATIONAL GOLF PROPERTIES, INC                 1,001
     92   NATIONAL HEALTH INVESTORS, INC                1,092
    174   NATIONWIDE HEALTH PROPERTIES, INC             1,859
    333   NEW PLAN EXCEL REALTY TRUST                   4,453
     75   OMEGA HEALTHCARE INVESTORS, INC                 464
     67   PACIFIC GULF PROPERTIES, INC                  1,306
     33   PAN PACIFIC RETAIL PROPERTIES, INC              598
     38   PARKWAY PROPERTIES, INC                       1,035
     45   PENNSYLVANIA REAL ESTATE INVESTMENT TRUST       725
    146   POST PROPERTIES, INC                          5,438
    142   PRENTISS PROPERTIES TRUST                     2,866
     34   PRIME GROUP REALTY TRUST                        469
    163   PRIME RETAIL, INC                               529
    446   PRISON REALTY TRUST, INC                      1,923
    340   PROLOGIS TRUST                                6,205
     89   PS BUSINESS PARKS, INC                        1,902
    322   PUBLIC STORAGE, INC                           6,762
    101   REALTY INCOME CORP                            2,089
    152   RECKSON ASSOCIATES REALTY CORP                2,698
     28   REDWOOD TRUST, INC                              364
    133   REGENCY REALTY CORP                           2,618
     94   RFS HOTEL INVESTORS, INC                        963
    271   ROUSE CO                                      5,691
     40   SAUL CENTERS, INC                               577
     98   SENIOR HOUSING PROPERTIES TRUST                 826
    109   SHURGARD STORAGE CENTERS, INC                 2,622
    477   SIMON PROPERTY GROUP, INC                    10,971
     81   SL GREEN REALTY CORP                          1,782
     47   SOVRAN SELF STORAGE, INC                        878
    231   SPIEKER PROPERTIES, INC                       9,442
    324   STARWOOD FINANCIAL TRUST                      5,568
    106   STORAGE U.S.A., INC                           3,193
     86   SUMMIT PROPERTIES, INC                        1,639
     66   SUN COMMUNITIES, INC                          1,914
     20   TANGER FACTORY OUTLET CENTERS, INC              377
    130   TAUBMAN CENTERS, INC                          1,405
     48 * TELESCAN, INC                                 1,149
     81   THORNBURG MORTGAGE ASSET CORP                   582
     59   TOWN & COUNTRY TRUST                            973
     51 * U.S. FRANCHISE SYSTEMS, INC (CLASS A)           331
     58   U.S. RESTAURANT PROPERTIES, INC                 750
    388   UNITED DOMINION REALTY TRUST, INC             3,807
     38   URBAN SHOPPING CENTERS, INC                   1,056
    205   VENTAS, INC                                     653
    324   VORNADO REALTY TRUST                          9,882
    134   WASHINGTON REAL ESTATE INVESTMENT TRUST       2,026

TIAA-CREF MUTUAL FUNDS                                         EQUITY INDEX FUND

--------------------------------------------------------------------------------
  SHARES                                              VALUE
--------------------------------------------------------------------------------

HOLDING AND OTHER INVESTMENT OFFICES -- (Continued)

       101   WEINGARTEN REALTY INVESTORS, INC           $    3,610
        77 * WELLSFORD REAL PROPERTIES, INC                    596
        65   WESTERN PROPERTIES TRUST                          617
       109   WESTFIELD AMERICA, INC                          1,485
                                                        ----------
                                                           367,884
                                                        ----------
HOTELS AND OTHER LODGING PLACES -- 0.10%
       150 * AZTAR CORP                                      1,565
       207 * CHOICE HOTELS INTERNATIONAL, INC                3,389
        70 * CRESTLINE CAPITAL CORP                          1,155
       269 * EXTENDED STAY AMERICA, INC                      1,883
     1,142   HILTON HOTELS CORP                              7,565
        90 * LODGIAN, INC                                      331
       267 * MANDALAY RESORT GROUP                           3,571
        85   MARCUS CORP                                       759
        86 * MGM GRAND, INC                                  1,736
       988 * PARK PLACE ENTERTAINMENT CORP                  10,250
       184 * PRIME HOSPITALITY CORP                          1,426
       712   STARWOOD HOTELS & RESORTS WORLDWIDE            14,907
       136 * SUNTERRA CORP                                     382
        14 * TRENDWEST RESORTS, INC                            317
        84 * VAIL RESORTS, INC                               1,459
       509 * WYNDHAM INTERNATIONAL, INC                        986
                                                        ----------
                                                            51,681
                                                        ----------
INDUSTRIAL MACHINERY AND EQUIPMENT -- 10.62%
     1,299 * 3COM CORP                                      89,549
        78 * 3DFX INTERACTIVE, INC                             979
        36 * A.S.V., INC                                       596
        84 * ADAPTEC, INC                                    3,722
        76 * ADVANCED DIGITAL INFORMATION CORP               6,849
       224   AGCO CORP                                       2,324
       266 * AMERICAN STANDARD COS, INC                      9,492
        69 * APEX, INC                                       3,010
       506 * APPLE COMPUTER, INC                           275,114
       147   APPLIED POWER, INC (CLASS A)                    3,757
        55 * ASTEC INDUSTRIES, INC                           1,381
       113 * ASYST TECHNOLOGIES, INC                         6,667
        76 * ATMI, INC                                       4,279
       104 * AUSPEX SYSTEMS, INC                             1,573
     1,111   BAKER HUGHES, INC                              30,274
        56 * BELL & HOWELL CO                                1,792
       327   BLACK & DECKER CORP                            10,443
        72 * BLACK BOX CORP                                  5,224
        42 * BROOKS AUTOMATION, INC                          3,108
       346   BRUNSWICK CORP                                  5,384
       153 * C-CUBE MICROSYSTEMS, INC                       14,994
       600 * CABLETRON SYSTEMS, INC                         28,762
     1,335   CATERPILLAR, INC                               47,642
       247 * CIRRUS LOGIC, INC                               5,403
    12,882 * CISCO SYSTEMS, INC                          1,756,782
        70 * CMI CORP                                          341
        47 * COLUMBUS MCKINNON CORP                            652
     6,401   COMPAQ COMPUTER CORP                          182,428
       195 * CONCURRENT COMPUTER CORP                        3,802
       202 * COOPER CAMERON CORP                            12,852
       158   CUMMINS ENGINE CO, INC                          5,056
        61 * CUNO, INC                                       1,650
        59 * CYBEX COMPUTER PRODUCTS CORP                    2,371
       880   DEERE & CO                                     31,240
     7,939 * DELL COMPUTER CORP                            406,873
        32   DETROIT DIESEL CORP                               550
       267   DIEBOLD, INC                                    6,491
       152   DONALDSON CO, INC                               3,581
       767   DOVER CORP                                     32,022
        35 * DRIL-QUIP, INC                                  1,389
        32 * EFAX.COM                                          210
        75 * ELECTROGLAS, INC                                3,121
     3,831 * EMC CORP                                      499,706
       123 * EMULEX CORP                                    26,506
        65 * ESTERLINE CORP                                    637
        81 * ETEC SYSTEMS, INC                              10,059
        86 * EXTREME NETWORKS, INC                           9,637
       113   FEDDERS CORP                                      593
       141   FLOWSERVE CORP                                  1,603
        93 * FSI INTERNATIONAL, INC                          2,127
        48 * GARDNER DENVER, INC                               828
       566 * GATEWAY, INC                                   35,375
        22   GENERAL BINDING CORP                              159
        25 * GLOBAL IMAGING SYSTEMS, INC                       195
        55   GRACO, INC                                      1,629
     2,600   HEWLETT-PACKARD CO                            381,550
       192   HUSSMANN INTERNATIONAL, INC                     2,436
        46 * HYPERCOM CORP                                     750
       112   IDEX CORP                                       2,863
        85 * IN FOCUS SYSTEMS, INC                           2,672
       616   INGERSOLL-RAND CO                              22,176
     6,789 * INTERNATIONAL BUSINESS MACHINES CORP          713,269
     1,016 * IOMEGA CORP                                     4,000
        61 * IONICS, INC                                     1,509
        61 * IRI INTERNATIONAL CORP                            366
       166   JLG INDUSTRIES, INC                             1,286
       116   KAYDON CORP                                     2,726
       106   KENNAMETAL, INC                                 2,590
        44 * KRONOS, INC                                     2,112
        89 * KULICHE & SOFFA INDUSTRIES, INC                 7,375
       149 * LAM RESEARCH CORP                              24,203
       481 * LEXMARK INTERNATIONAL GROUP (CLASS A)          62,109
       141   LINCOLN ELECTRIC HOLDINGS CO                    2,608
        47   LINDSAY MANUFACTURING CO                          696
        98   MANITOWOC, INC                                  2,560
       257 * MAXTOR CORP                                     2,987
        77 * MERCURY COMPUTER SYSTEMS, INC                   3,821
        11 * MESTEK, INC                                       180
       132 * MICRON ELECTRONICS, INC                         2,541
        62 * MICROS SYSTEMS, INC                             3,258
       139   MILACRON, INC                                   1,919
        44 * MIPS TECHNOLOGIES, INC                          3,245
       115 * MTI TECHNOLOGY CORP                             5,850
        24   NACCO INDUSTRIES, INC (CLASS A)                 1,011
        91 * NATIONAL INSTRUMENTS CORP                       4,248
        81 * NETWORK EQUIPMENT TECHNOLOGIES, INC               870
        53   NORDSON CORP                                    2,357
       440 * NOVELLUS SYSTEMS, INC                          30,772
       467   PALL CORP                                      10,186
       161   PENTAIR, INC                                    5,987
       999   PITNEY BOWES, INC                              46,078
       103 * PRESSTEK, INC                                   2,472
        75 * PRI AUTOMATION, INC                             6,571

TIAA-CREF MUTUAL FUNDS                                         EQUITY INDEX FUND

--------------------------------------------------------------------------------
  SHARES                                                    VALUE
--------------------------------------------------------------------------------

INDUSTRIAL MACHINERY AND EQUIPMENT -- (Continued)

       45   * PROXIM, INC                                 $   7,335
      620   * QUANTUM CORP -DLT & STORAGE SYSTEM GROUP        7,478
      315   * QUANTUM CORP -HARD DISK DRIVE GROUP             2,795
       30     ROBBINS & MYERS, INC                              592
      114     ROPER INDUSTRIES, INC                           3,626
      184   * SANDISK CORP                                   23,149
       45     SAUER, INC                                        382
      784   * SEAGATE TECHNOLOGY, INC                        50,372
      692   * SILICON GRAPHICS, INC                           8,520
      126   * SILICON VALLEY GROUP, INC                       3,504
      184   * SMITH INTERNATIONAL, INC                       11,868
       46   * SPECIALTY EQUIPMENT COS, INC                      885
       93   * SPEEDFAM-IPEC, INC                              2,574
       44     STANDEX INTERNATIONAL CORP                        660
       25     STARRETT (L.S.) CO (CLASS A)                      543
      351   * STORAGE TECHNOLOGY CORP                         4,212
      333     SYMBOL TECHNOLOGIES, INC                       32,946
       67     TECUMSEH PRODUCTS CO (CLASS A)                  3,086
       34     TENNANT CO                                      1,075
      128   * TENNECO AUTOMOTIVE, INC                           944
       93   * TEREX CORP                                      1,110
       23   * THERMO FIBERTEK, INC                              161
      190     TIMKEN CO                                       2,850
       43     TORO CO                                         1,338
       81   * ULTRATECH STEPPER, INC                          1,382
    1,167   * UNISYS CORP                                    31,436
      160   * UNOVA, INC                                      2,070
      230   * VARCO INTERNATIONAL, INC                        2,975
       93   * VISUAL NETWORKS, INC                            7,707
      486   * WESTERN DIGITAL CORP                            2,521
      100   * XIRCOM, INC                                     4,550
      147     YORK INTERNATIONAL CORP                         2,912
       92   * ZEBRA TECHNOLOGY CORP                           5,790
                                                         ----------
                                                          5,273,969
                                                         ----------
INSTRUMENTS AND RELATED PRODUCTS -- 2.36%
       77   * ACUSON CORP                                       972
       65   * AFFYMETRIX, INC                                16,745
       47   * ALARIS MEDICAL, INC                               102
       42   * ANACOMP, INC                                      761
       23     ANALOGIC CORP                                   1,150
       43     ARROW INTERNATIONAL, INC                        1,588
       84   * AVID TECHNOLOGIES, INC                          2,058
       18   * BACOU U.S.A., INC                                 270
      193     BARD (C.R.), INC                                7,104
      205     BAUSCH & LOMB, INC                             10,724
    1,095     BAXTER INTERNATIONAL, INC                      61,388
      102     BECKMAN COULTER, INC                            5,316
      943     BECTON DICKINSON & CO                          30,176
       32   * BIO-RAD LABORATORIES, INC (CLASS A)               944
      378     BIOMET, INC                                    11,765
    1,026   * BOSTON SCIENTIFIC CORP                         21,738
       38   * BRITESMILE, INC                                   384
       24   * CLOSURE MEDICAL CORP                              553
      131   * COGNEX CORP                                     7,147
       93   * COHERENT, INC                                   7,719
       75     COHU, INC                                       4,303
       58   * CONMED CORP                                     1,620
       52     COOPER COS, INC                                 1,335
       81   * CREDENCE SYSTEMS CORP                          11,248
       20     CUBIC CORP                                        460
       67   * CYBERONICS, INC                                 1,507
      106   * CYMER, INC                                      6,148
      136   * CYTYC CORP                                      7,735
       46     DATASCOPE CORP                                  1,653
      169     DENTSPLY INTERNATIONAL, INC                     4,277
       83     DIONEX CORP                                     2,671
    1,188   * EASTMAN KODAK CO                               64,152
       71   * ECLIPSE SURGICAL TECHNOLOGY, INC                  687
       53   * FOSSIL, INC                                     1,053
      101   * GENRAD, INC                                     1,546
       36   * GLIATECH, INC                                     801
    1,138   * GUIDANT CORP                                   80,726
       97   * HAEMONETICS CORP                                2,303
       72   * HANGER ORTHOPEDIC GROUP, INC                      355
      170     INPUT/OUTPUT, INC                               1,041
       90   * INVACARE CORP                                   2,143
      321     JOHNSON CONTROLS, INC                          15,608
      677   * KLA-TENCOR CORP                                61,691
      123   * LITTON INDUSTRIES, INC                          3,536
      160   * LTX CORP                                        7,940
       29   * MECHANICAL TECHNOLOGY, INC                      2,610
      132   * MEDICAL MANAGER CORP                            8,175
    4,419     MEDTRONIC, INC                                225,921
       78   * MENTOR CORP                                     2,291
      145   * METTLER-TOLEDO INTERNATIONAL, INC               5,437
      170     MILLIPORE CORP                                 10,486
       12     MINE SAFETY APPLIANCE CO                          744
       78   * MINIMED, INC                                    9,477
       25   * MKS INSTRUMENTS INC                             1,537
       36   * MOLECULAR DEVICES CORP                          3,609
       34     MOVADO GROUP, INC                                 592
       79     MTS SYSTEMS CORP                                  614
       53   * NOVOSTE CORP                                    2,033
      109   * OAKLEY, INC                                       981
       59   * OCULAR SCIENCES, INC                            1,010
       53   * OSTEOTECH, INC                                    838
      197   * PE CORP-CELERA GENOMICS GROUP                  39,830
      781     PE CORP-PE BIOSYSTEMS GROUP                    89,766
      174     PERKINELMER, INC                               12,625
       73   * PINNACLE SYSTEMS, INC                           4,448
      168     POLAROID CORP                                   4,746
    1,274     RAYTHEON CO (CLASS B)                          22,613
       56   * RESMED, INC                                     4,200
      124   * RESPIRONICS, INC                                1,922
       55   * SCOTT TECHNOLOGIES, INC                           962
       94   * SOLA INTERNATIONAL, INC                           540
      317   * ST. JUDE MEDICAL, INC                           8,083
      254   * STERIS CORP                                     2,603
      269     STRYKER CORP                                   14,341
      176   * SUMMIT TECHNOLOGY, INC                          1,584
       84   * SUNRISE MEDICAL, INC                              362
      174   * SUNRISE TECHNOLOGY INTERNATIONAL, INC           1,315
      392   * SYBRON INTERNATIONAL CORP                      10,118
      167     TEKTRONIX, INC                                 11,262
      143     TELEFLEX, INC                                   4,111
      644   * TERADYNE, INC                                  57,960
       67   * THERMEDICS, INC                                   732
        7   * THERMO BIOANALYSIS CORP                           192
       59   * THERMO CARDIOSYSTEMS, INC                         885

TIAA-CREF MUTUAL FUNDS                                         EQUITY INDEX FUND

--------------------------------------------------------------------------------
  SHARES                                                    VALUE
--------------------------------------------------------------------------------

INSTRUMENTS AND RELATED PRODUCTS -- (Continued)

      596   * THERMO ELECTRON CORP                        $   15,384
       74   * THERMO INSTRUMENT SYSTEMS, INC                   1,692
       15   * THERMO OPTEK CORP                                  221
       23   * THERMOQUEST CORP                                   385
       32   * TREX MEDICAL CORP                                  144
       80   * TRIMBLE NAVIGATION LTD                           2,360
      115   * VARIAN MEDICAL SYSTEMS, INC                      5,060
      117   * VARIAN, INC                                      5,038
       37   * VEECO INSTRUMENTS, INC                           3,700
       51   * VENTANA MEDICAL SYSTEMS, INC                     2,658
      213   * VISX, INC                                        3,434
       24     VITAL SIGNS, INC                                   540
      234   * WATERS CORP                                     23,707
       66   * WESLEY JESSEN VISIONCARE, INC                    1,703
    2,501     XEROX CORP                                      60,649
                                                          ----------
                                                           1,173,373
                                                          ----------
INSURANCE AGENTS, BROKERS AND SERVICE -- 0.18%
       50   * BALDWIN & LYONS, INC (CLASS B)                     825
       50     BLANCH (E.W.) HOLDINGS, INC                      2,518
       40     BROWN & BROWN, INC                               1,320
      137     CRAWFORD & CO (CLASS B)                          1,763
      185   * FIRST HEALTH GROUP CORP                          4,786
       69     GALLAGHER (ARTHUR J.) & CO                       3,290
       49     HILB, ROGAL & HAMILTON CO                        1,356
    1,005     MARSH & MCLENNAN COS, INC                       74,935
                                                           ---------
                                                              90,793
                                                           ---------
INSURANCE CARRIERS -- 3.46%
      328     21ST CENTURY INSURANCE GROUP                     5,514
       44   * ACCEPTANCE INSURANCE COS, INC                      176
      564     AETNA, INC                                      31,584
    1,001     AFLAC, INC                                      35,160
      149     ALFA CORP                                        2,393
       18   * ALLEGHANY CORP (DELAWARE)                        3,321
      204     ALLMERICA FINANCIAL CORP                         7,395
    3,033     ALLSTATE CORP                                   54,404
      263     AMBAC FINANCIAL GROUP, INC                      10,914
       30     AMERICAN ANNUITY GROUP, INC                        459
      143     AMERICAN FINANCIAL GROUP, INC                    2,904
      938     AMERICAN GENERAL CORP                           44,320
    4,885     AMERICAN INTERNATIONAL GROUP, INC              405,760
       39     AMERICAN NATIONAL INSURANCE CO                   2,086
       57     AMERUS LIFE HOLDINGS, INC (CLASS A)                997
      849     AON CORP                                        18,306
       63     ARGONAUT GROUP, INC                              1,134
      700     AXA FINANCIAL, INC                              19,162
       64     BERKLEY (W.R.) CORP                                960
       53     CHICAGO TITLE CORP                               2,742
      663     CHUBB CORP                                      30,042
      700     CIGNA CORP                                      44,625
      579     CINCINNATI FINANCIAL CORP                       15,560
   12,717     CITIGROUP, INC                                 622,338
       65   * CNA FINANCIAL CORP                               1,694
       62     CNA SURETY CORP                                    682
       96     COMMERCE GROUP, INC                              2,868
    1,231     CONSECO, INC                                    15,310
       57     DELPHI FINANCIAL GROUP, INC                      1,457
      102     ENHANCE FINANCIAL SERVICES GROUP, INC            1,204
      246     ERIE INDEMNITY CO (CLASS A)                      7,472
       21     FARM FAMILY HOLDINGS, INC                          695
       89     FIDELITY NATIONAL FINANCIAL, INC                 1,362
       73     FINANCIAL SECURITY ASSURANCE HOLDINGS LTD        3,859
      210     FIRST AMERICAN FINANCIAL CORP                    2,270
      374   * FOUNDATION HEALTH SYSTEMS (CLASS A)              3,085
       37   * FPIC INSURANCE GROUP, INC                          592
      219     FREMONT GENERAL CORP                             1,245
      114     FRONTIER INSURANCE GROUP, INC                      228
       50     HARLEYSVILLE GROUP, INC                            631
      834     HARTFORD FINANCIAL SERVICES GROUP, INC          25,437
       98     HARTFORD LIFE, INC (CLASS A)                     2,976
      151     HCC INSURANCE HOLDINGS, INC                      1,840
       37   * HEALTHAXIS, INC                                    666
      154     HORACE MANN EDUCATORS CORP                       2,040
      110     HSB GROUP, INC                                   2,481
      596   * HUMANA, INC                                      3,836
      394     JEFFERSON-PILOT CORP                            20,094
       26     KANSAS CITY LIFE INSURANCE CO                      656
       53     LANDAMERICA FINANCIAL GROUP, INC                 1,053
       61     LIBERTY CORP                                     2,028
       50     LIBERTY FINANCIAL COS, INC                         971
      736     LINCOLN NATIONAL CORP                           18,446
      276     LOEWS CORP                                      11,057
       16   * MARKEL CORP                                      1,856
      375     MBIA, INC                                       14,742
       89   * MEDICAL ASSURANCE, INC                           1,529
      101     MERCURY GENERAL CORP                             2,222
      398     MGIC INVESTMENT CORP                            13,258
      171   * MID ATLANTIC MEDICAL SERVICES, INC               1,624
       17     MIDLAND CO                                         393
       68     MMI COS, INC                                       663
      178     MONY GROUP, INC                                  4,817
        8   * NATIONAL WESTERN LIFE INSURANCE CO                 576
       90     NATIONWIDE FINANCIAL SERVICES, INC (CLASS A)     1,884
      226     OHIO CASUALTY CORP                               2,627
      475     OLD REPUBLIC INTERNATIONAL CORP                  5,284
        7   * OXFORD HEALTH PLANS, INC                           102
      141   * PACIFICARE HEALTH SYSTEMS, INC (CLASS A)         6,697
       22   * PENN TREATY AMERICAN CORP                          299
       32   * PHILADELPHIA CONSOLIDATED HOLDINGS CORP            466
       38   * PICO HOLDINGS, INC                                 425
       66     PMA CAPITAL CORP (CLASS A)                       1,146
      114     PMI GROUP, INC                                   3,868
       88     PRESIDENTIAL LIFE CORP                           1,149
       34   * PROFESSIONALS GROUP, INC                           633
      200     PROGRESSIVE CORP                                 9,950
      194     PROTECTIVE LIFE CORP                             4,219
      137     RADIAN GROUP, INC                                4,949
       72     REINSURANCE GROUP OF AMERICA, INC                1,233
      240     RELIANCE GROUP HOLDINGS, INC                       825
      316     RELIASTAR FINANCIAL CORP                         8,018
       33   * RISK CAPITAL HOLDINGS, INC                         492
       30     RLI CORP                                           800
      490     SAFECO CORP                                      9,095
       45     SCPIE HOLDINGS, INC                              1,350
      103     SELECTIVE INSURANCE GROUP, INC                   1,590
      101   * SIERRA HEALTH SERVICES, INC                        599
      849     ST. PAUL COS, INC                               19,527
       52   * STATE AUTO FINANCIAL CORP                          409
       44     STEWART INFORMATION SERVICES CORP                  599

TIAA-CREF MUTUAL FUNDS                                         EQUITY INDEX FUND

--------------------------------------------------------------------------------
  SHARES                                              VALUE
--------------------------------------------------------------------------------

INSURANCE CARRIERS -- (Continued)

      495   TORCHMARK CORP                         $   9,466
       67   TRANSATLANTIC HOLDINGS, INC                4,631
      237   TRAVELERS PROPERTY CASUALTY CORP           7,154
       38   TRENWICK GROUP, INC                          486
       50 * TRIAD GUARANTY, INC                          796
      148 * TRIGON HEALTHCARE, INC                     4,393
      143 * UICI                                         947
       26 * UNITED FIRE & CASULTY CO                     468
      570   UNITED HEALTHCARE CORP                    28,998
      183   UNITRIN, INC                               6,033
      787   UNUMPROVIDENT CORP                         9,689
      240 * WELLPOINT HEALTH NETWORKS, INC            14,085
       36   ZENITH NATIONAL INSURANCE CORP               735
                                                  ----------
                                                   1,718,287
                                                  ----------

LEATHER AND LEATHER PRODUCTS -- 0.01%

       69   BROWN SHOE CO, INC                           793
       19 * GLOBAL SPORTS, INC                           394
       62   JUSTIN INDUSTRIES, INC                     1,069
       24 * K-SWISS, INC (CLASS A)                       256
      173   STRIDE RITE CORP                           1,005
       37 * TIMBERLAND CO                              1,780
      155   WOLVERINE WORLD WIDE, INC                  1,666
                                                   ---------
                                                       6,963
                                                   ---------
LEGAL SERVICES -- 0.00%
       73 * PREPAID LEGAL SERVICES, INC                2,080
                                                   ---------
LOCAL AND INTERURBAN PASSENGER TRANSIT -- 0.00%
       36 * CAREY INTERNATIONAL, INC                     603
                                                   ---------
LUMBER AND WOOD PRODUCTS -- 0.17%
       18 * AMERICAN WOODMARK CORP                       310
      153 * CHAMPION ENTERPRISES, INC                    841
      403   CLAYTON HOMES, INC                         3,400
       47   DELTIC TIMBER CORP                         1,028
      644   GEORGIA-PACIFIC CORP (PACKING GROUP)      22,982
      401   LOUISIANA PACIFIC CORP                     4,586
      177   OAKWOOD HOMES CORP                           464
       69   PALM HARBOR HOMES, INC                       875
       34   SKYLINE CORP                                 686
       55   UNIVERSAL FOREST PRODUCTS, INC               622
      887   WEYERHAEUSER CO                           48,286
                                                   ---------
                                                      84,080
                                                   ---------
METAL MINING -- 0.10%
      493 * BATTLE MOUNTAIN GOLD CO                    1,016
       42   CLEVELAND CLIFFS, INC                        984
      526 * FREEPORT-MCMORAN COPPER & GOLD,
            INC (CLASS B)                              6,870
      877   HOMESTAKE MINING CO                        5,590
      631   NEWMONT MINING CORP                       14,670
      282   PHELPS DODGE CORP                         13,518
       95   SOUTHERN PERU COPPER CORP                  1,306
      142 * STILLWATER MINING CO                       6,248
                                                   ---------
                                                      50,202
                                                   ---------
MISCELLANEOUS MANUFACTURING INDUSTRIES -- 0.35%
      131 * BLYTH INDUSTRIES, INC                      2,922
       79   BRADY CORP (CLASS A)                       2,133
      286   CALLAWAY GOLF CO                           3,753
       33   DIRECT FOCUS, INC                            874
      730   HASBRO, INC                               10,448
       56 * HEXCEL CORP                                  273
       86 * IDENTIX, INC                               1,935
      298   INTERNATIONAL GAME TECHNOLOGY CO           5,773
       57 * JAKKS PACIFIC, INC                           933
      126   JOSTENS, INC                               3,016
       59 * LYDALL, INC                                  416
       30 * MARVEL ENTERPRISES                           168
    1,582   MATTEL, INC                               14,238
    1,519   MINNESOTA MINING & MANUFACTURING CO      123,798
       52   ONEIDA LTD                                   815
       44 * RACING CHAMPIONS CORP                        162
       39   RUSS BERRIE & CO, INC                        653
       33 * STEINWAY MUSICAL INSTRUMENTS, INC            594
       86 * WMS INDUSTRIES, INC                          989
                                                   ---------
                                                     173,893
                                                   ---------
MISCELLANEOUS REPAIR SERVICES -- 0.00%
      124 * ENCOMPASS SERVICES CORP                      813
                                                   ---------
MISCELLANEOUS RETAIL -- 0.64%

      667 * AMAZON.COM, INC                           44,605
      203 * BARNES & NOBLE, INC                        3,565
      110 * BARNESANDNOBLE.COM, INC                      990
      294 * BORDERS GROUP, INC                         4,189
       96   CASH AMERICA INTERNATIONAL, INC            1,200
       92 * CDW COMPUTER CENTERS, INC                  5,870
       10 * COLDWATER CREEK, INC                         168
    1,475   CVS CORP                                  44,895
       28 * DELIA*S, INC                                 171
       65 * DUANE READE, INC                           1,430
       63 * E4L, INC                                     137
       83 * EGGHEAD.COM, INC                             804
       51   ENESCO GROUP, INC                            344
       37 * ETOYS, INC                                   483
       12 * FATBRAIN.COM, INC                            190
      448 * HANOVER DIRECT, INC                        1,176
       77 * INSIGHT ENTERPRISES, INC                   2,338
       18 * ITURF, INC                                   204
       61 * JO-ANN STORES, INC (CLASS A)                 537
       50 * LANDS END, INC                             1,865
      117   LONGS DRUG STORES CORP                     2,025
      105 * MICHAELS STORES, INC                       3,898
    1,239 * OFFICE DEPOT, INC                         12,932
      427 * OFFICEMAX, INC                             2,668
      344   OMNICARE, INC                              3,590
       14 * PC CONNECTION, INC                           309
       79 * PETCO ANIMAL SUPPLIES, INC                   928
      420 * PETSMART, INC                              1,378
      975   RITE AID CORP                              5,971
       90 * SCHEIN (HENRY), INC                        1,462
       99 * SHOP AT HOME, INC                            977
       61 * SPIEGEL, INC (CLASS A)                       507
    1,769 * STAPLES, INC                              34,274
      154 * SUNGLASS HUT INTERNATIONAL, INC            1,078
      135 * SYSTEMAX, INC                              1,223
      223   TIFFANY & CO                              14,913
      904 * TOYS R US, INC                            10,452
      138 * U.S. OFFICE PRODUCTS CO                      284
        9 * UBID, INC                                    313
      141 * VALUEVISION INTERNATIONAL, INC             6,538

TIAA-CREF MUTUAL FUNDS                                         EQUITY INDEX FUND

--------------------------------------------------------------------------------
  SHARES                                                VALUE
--------------------------------------------------------------------------------

MISCELLANEOUS RETAIL -- (Continued)

     3,778   WALGREEN CO                               $   92,561
        60   * WHITEHALL JEWELLERS, INC                     1,192
       133   * ZALE CORP                                    5,145
                                                       ----------
                                                          319,779
                                                       ----------
MOTION PICTURES -- 1.36%
        68   * AMC ENTERTAINMENT, INC                         446
        35   * CARMIKE CINEMAS, INC (CLASS A)                 258
       160   * CNET NETWORKS, INC                          10,840
     8,037     DISNEY (WALT) CO                           282,299
        21   * GC COS, INC                                    698
       119   * HOLLYWOOD ENTERTAINMENT CORP                   944
        52   * LOWES CINEPLEX ENTERTAINMENT CORP              217
        57   * METRO-GOLDWYN-MAYER, INC                     1,563
       195   * METROMEDIA INTERNATIONAL GROUP, INC          1,852
        37   * ON COMMAND CORP                                638
        45   * PIXAR, INC                                   1,704
     4,414     TIME WARNER, INC                           375,190
        13   * VALLEY MEDIA, INC                              101
                                                       ----------
                                                          676,750
                                                       ----------
NONDEPOSITORY INSTITUTIONS -- 1.45%
        75     ADVANTA CORP (CLASS A)                       1,401
       235     ALLIED CAPITAL CORP                          3,950
     1,686     AMERICAN EXPRESS CO                        213,595
       282   * AMERICREDIT CORP                             3,243
       184   * AMRESCO, INC                                   368
       149   * ARCADIA FINANCIAL LTD                          707
     2,742     ASSOCIATES FIRST CAPITAL CORP               44,214
       742     CAPITAL ONE FINANCIAL CORP                  27,314
        77     CHARTER MUNICIPAL MORTGAGE ACCEPTANCE          909
       204     CIT GROUP, INC (CLASS A)                     2,805
        29   * COMPUCREDIT CORP                             1,002
       425     COUNTRYWIDE CREDIT INDUSTRIES, INC          10,332
        83   * CREDIT ACCEPTANCE CORP                         394
        17   * CREDITRUST CORP                                 70
       120     DORAL FINANCIAL CORP                         1,072
        37   * DVI, INC                                       647
        29   * FEDERAL AGRICULTURE MORTGAGE CORP              482
     4,251     FEDERAL NATIONAL MORTGAGE ASSOCIATION      212,815
        41   * FINANCIAL FEDERAL CORP                         766
       223   * FINET.COM, INC                                 480
       231     FINOVA GROUP, INC                            5,760
     2,612     FREDDIE MAC                                 98,439
       158     HELLER FINANCIAL, INC                        2,883
     1,770     HOUSEHOLD INTERNATIONAL, INC                57,967
        97   * IMPERIAL CREDIT INDUSTRIES, INC                478
       150     LEUCADIA NATIONAL CORP                       3,178
        42     MEDALLION FINANCIAL CORP                       721
       145     METRIS COS, INC                              3,951
        37   * NEW CENTURY FINANCIAL CORP                     259
        20   * NEXTCARD, INC                                  373
        88     RESOURCE AMERICA, INC (CLASS A)                591
        75     RESOURCE BANCSHARES MORTGAGE GROUP, INC        309
        62   * SIERRACITIES, INC                            1,042
       599     SLM HOLDINGS CORP                           17,670
       201   * UNICAPITAL CORP                                427
        16   * WFS FINANCIAL, INC                             246
                                                       ----------
                                                          720,860
                                                       ----------
NONMETALLIC MINERALS, EXCEPT FUELS -- 0.05%
       101     AMCOL INTERNATIONAL CORP                     1,395
       113     JOHNS MANVILLE CORP                            861
       176     MARTIN MARIETTA MATERIALS, INC               6,996
       340     VULCAN MATERIALS CO                         13,153
                                                       ----------
                                                           22,405
                                                       ----------
OIL AND GAS EXTRACTION -- 0.85%
       407     ANADARKO PETROLEUM CORP                     12,617
       384     APACHE CORP                                 15,648
        40   * ATWOOD OCEANICS, INC                         2,332
        54   * BASIN EXPLORATION, INC                         607
        35   * BELCO OIL & GAS CORP                           293
        68     BERRY PETROLEUM CO (CLASS A)                 1,113
       240   * BJ SERVICES CO                              15,945
       122   * BROWN (TOM), INC                             2,005
       819     BURLINGTON RESOURCES, INC                   25,798
        86     CABOT OIL & GAS CORP (CLASS A)               1,483
        22   * CAL DIVE INTERNATIONAL, INC                    858
       289   * CHESAPEAKE ENERGY CORP                         812
        85     CONSOL ENERGY, INC                             966
       184     CROSS TIMBERS OIL CO                         2,116
       165     DEVON ENERGY CORP (NEW)                      7,270
       248   * DIAMOND OFFSHORE DRILLING, INC               8,370
       160   * EEX CORP                                       540
       517     ENSCO INTERNATIONAL, INC                    15,833
       206     EOG RESOURCES, INC                           3,823
        47   * EVERGREEN RESOURCES, INC                     1,092
       123   * FOREST OIL CORP                              1,122
       109   * FRIEDE GOLDMAN HALTER, INC                     708
       229   * GLOBAL INDUSTRIES LTD                        3,134
       602   * GLOBAL MARINE, INC                          13,582
       622   * GREY WOLF, INC                               2,604
     1,663     HALLIBURTON CO                              65,792
       108   * HANOVER COMPRESSOR CO                        5,670
       505   * HARKEN ENERGY CORP                             631
       186     HELMERICH & PAYNE, INC                       5,022
        31   * HOUSTON EXPLORATION CO                         468
        63   * HS RESOURCES, INC                            1,118
       326     KERR-MCGEE CORP                             17,176
       312   * KEY ENERGY SERVICES, INC                     3,237
        73   * LOUIS DREYFUS NATURAL GAS CORP               1,797
       215   * MARINE DRILLING CO, INC                      4,945
        48   * MCMORAN EXPLORATION CO                         888
       100   * MERIDIAN RESOURCE CORP                         375
        77     MITCHELL ENERGY & DEVELOPMENT
                 CORP (CLASS A)                             1,751
       417   * NABORS INDUSTRIES, INC                      15,220
       139   * NEWFIELD EXPLORATION CO                      4,865
       215     NOBLE AFFILIATES, INC                        5,885
       495   * NOBLE DRILLING CORP                         18,902
        62   * NUEVO ENERGY CO                              1,348
     1,384     OCCIDENTAL PETROLEUM CORP                   24,133
       628   * OCEAN ENERGY, INC (NEW)                      7,536
        79   * OCEANEERING INTERNATIONAL, INC               1,501
       246   * PARKER DRILLING CO                           1,045
       123   * PATTERSON ENERGY, INC                        3,198
       378   * PIONEER NATURAL RESOURCES CO                 3,378
       151   * POGO PRODUCING CO                            4,020
       227   * PRIDE INTERNATIONAL, INC                     3,986
       643   * R & B FALCON CORP                           11,131

TIAA-CREF MUTUAL FUNDS                                         EQUITY INDEX FUND

--------------------------------------------------------------------------------
  SHARES                                                 VALUE
--------------------------------------------------------------------------------

OIL AND GAS EXTRACTION -- (Continued)

       273   * ROWAN COS, INC                          $    7,183
        50     RPC, INC                                       459
       694     SANTA FE SNYDER CORP                         6,246
        91   * SEITEL, INC                                    716
        42   * ST. MARY LAND & EXPLORATION CO               1,299
        62   * STONE ENERGY CORP                            3,100
        74   * SWIFT ENERGY CO                                943
       101   * SYNTROLEUM CORP                              2,177
        99   * TRANSMONTAIGNE, INC                            507
       110   * TUBOSCOPE, INC                               2,000
       949     UNION PACIFIC RESOURCES GROUP, INC          10,676
        52   * UTI ENERGY CORP                              1,855
        65     VASTAR RESOURCES, INC                        3,997
        96   * VERITAS DGC, INC                             2,514
       167   * VINTAGE PETROLEUM, INC                       2,734
       407   * WEATHERFORD INTERNATIONAL, INC              20,731
                                                       ----------
                                                          422,826
                                                       ----------
PAPER AND ALLIED PRODUCTS -- 0.61%
        53   * ACX TECHNOLOGIES, INC                          228
       365     AVERY DENNISON CORP                         22,082
       181     BEMIS, INC                                   5,407
       198     BOISE CASCADE CORP                           5,581
       195     BOWATER, INC                                 8,592
        95   * BUCKEYE TECHNOLOGIES, INC                    1,549
        96     CARAUSTAR INDUSTRIES, INC                    1,314
       361     CHAMPION INTERNATIONAL CORP                 17,418
        80     CHESAPEAKE CORP                              1,775
       213   * CONSOLIDATED PAPERS, INC                     7,188
       100   * EARTHSHELL CORP                                518
       815   * FORT JAMES CORP                             15,485
       201     GAYLORD CONTAINER CO                         1,218
        97     GLATFELTER (P.H.) CO                         1,115
     1,559     INTERNATIONAL PAPER CO                      56,318
        79   * IVEX PACKAGING CORP                            464
     1,700     KIMBERLY-CLARK CORP                         80,750
       195     LONGVIEW FIBRE CO                            2,620
       145   * MAIL-WELL, INC                               1,078
       386     MEAD CORP                                   11,917
       108   * PLAYTEX PRODUCTS, INC                        1,181
        98     POTLATCH CORP                                3,815
        36     REPUBLIC GROUP, INC                            380
        46     ROCK-TENN CO (CLASS A)                         393
        56     SCHWEITZER-MAUDUIT INTERNATIONAL, INC          703
        79   * SHOREWOOD PACKAGING CORP                     1,649
       438   * SMURFIT-STONE CONTAINER CORP                 6,433
       384     SONOCO PRODUCTS CO                           7,032
       122     ST. JOE CO                                   3,179
       181     TEMPLE-INLAND, INC                           8,167
       194     WAUSAU-MOSINEE PAPER CORP                    2,570
       328     WESTVACO CORP                                9,471
       384     WILLAMETTE INDUSTRIES, INC                  13,680
                                                       ----------
                                                          301,270
                                                       ----------
PERSONAL SERVICES -- 0.07%
       369     BLOCK (H&R), INC                            15,843
        43   * CARRIAGE SERVICES, INC (CLASS A)               177
       429     CINTAS CORP                                 11,877
        76   * COINSTAR, INC                                1,078
        30     CPI CORP                                       735
        72     G & K SERVICES, INC (CLASS A)                1,170
       112     REGIS CORP                                   1,652
     1,024     SERVICE CORP INTERNATIONAL                   3,584
        40     UNIFIRST CORP                                  410
                                                       ----------
                                                           36,526
                                                       ----------
PETROLEUM AND COAL PRODUCTS -- 3.25%
       297     AMERADA HESS CORP                           17,003
       272     ASHLAND, INC                                 8,636
     1,215     ATLANTIC RICHFIELD CO                       99,705
     2,470     CHEVRON CORP                               197,136
     1,900     CONOCO, INC (CLASS B)                       44,412
        74     ELCOR CORP                                   2,229
    13,034     EXXON MOBIL CORP                         1,003,618
       169     MURPHY OIL CORP                              9,495
       294     PENNZOIL-QUAKER STATE CO                     2,590
       797     PHILLIPS PETROLEUM CO                       31,830
       340     SUNOCO, INC                                  9,520
       122   * TESORO PETROLEUM CORP                        1,143
     2,082     TEXACO, INC                                101,497
       542     TOSCO CORP                                  15,209
       326     ULTRAMAR DIAMOND SHAMROCK CORP               7,905
       913     UNOCAL CORP                                 25,564
     1,163     USX-MARATHON GROUP, INC                     29,075
       186   * VALERO ENERGY CORP                           5,370
        52     WD-40 CO                                       949
                                                       ----------
                                                        1,612,886
                                                       ----------

PRIMARY METAL INDUSTRIES -- 0.37%

       192     AK STEEL HOLDINGS CORP                       1,812
     1,380     ALCOA, INC                                  92,460
       324     ALLEGHENY TECHNOLOGIES, INC                  5,730
        50     ALPINE GROUP, INC                              506
        92     BELDEN, INC                                  2,162
       494   * BETHLEHEM STEEL CORP                         3,241
        61     BRUSH WELLMAN, INC                           1,017
       106   * CABLE DESIGN TECHNOLOGIES CO                 3,551
        69     CARPENTER TECHNOLOGY CORP                    1,552
        19     CURTISS WRIGHT CORP                            739
       323     ENGELHARD CORP                               4,380
       116     GENERAL CABLE CORP                           1,073
        28     GIBRALTAR STEEL CORP                           432
        55     IMCO RECYCLING, INC                            546
        85     INTERMET CORP                                  815
       110   * KAISER ALUMINUM CORP                           618
        85   * LONE STAR TECHNOLOGIES, INC                  3,384
       376     LTV CORP                                     1,175
        55     MATTHEWS INTERNATIONAL CORP (CLASS A)        1,333
        67   * MAVERICK TUBE CORP                           1,834
        16   * MAXXAM, INC                                    432
       132   * MUELLER INDUSTRIES, INC                      3,564
        76     NATIONAL STEEL CORP (CLASS B)                  541
       328     NUCOR CORP                                  15,764
         9   * OPTICAL CABLE CORP                             486
        97     OREGON STEEL MILLS, INC                        381
        92     PRECISION CAST PARTS CORP                    2,363
        54     QUANEX CORP                                  1,063
       222     REYNOLDS METALS CO                          13,042
        33     ROUGE INDUSTRIES, INC (CLASS A)                226
        57   * RTI INTERNATIONAL METALS                       402
        51     RYERSON TULL, INC                              663

TIAA-CREF MUTUAL FUNDS                                         EQUITY INDEX FUND

--------------------------------------------------------------------------------
  SHARES                                                 VALUE
--------------------------------------------------------------------------------

  PRIMARY METAL INDUSTRIES -- (Continued)

    160 * STEEL DYNAMICS, INC                       $  2,090
     38   SUPERIOR TELECOM, INC                          491
     79   TEXAS INDUSTRIES, INC                        2,384
     60   TITAN INTERNATIONAL, INC                       457
     67   TITANIUM METALS CORP                           326
    333   USX-US STEEL GROUP, INC                      7,242
     48 * WOLVERINE TUBE, INC                            621
    280   WORTHINGTON INDUSTRIES, INC                  3,622
                                                    --------
                                                     184,520
                                                    --------
PRINTING AND PUBLISHING -- 0.63%
    225   AMERICAN GREETINGS CORP (CLASS A)            3,740
     61 * APPLIED GRAPHICS TECHNOLOGIES, INC             377
    100   BANTA CORP                                   1,756
    341   BELO (A.H.) CORP SERIES A                    4,411
    139   BOWNE & CO, INC                              1,807
    106   CENTRAL NEWSPAPERS, INC (CLASS A)            3,080
     48 * CONSOLIDATED GRAPHICS, INC                     588
     23 * CSS INDUSTRIES, INC                            439
    276   DELUXE CORP                                  6,831
    354   DONNELLEY (R.R.) & SONS CO                   6,814
    175   DOW JONES & CO, INC                         11,331
     77 * FRANKLIN COVEY CO                              644
  1,050   GANNETT CO, INC                             68,840
    114   HARLAND (JOHN H.) CO                         1,503
    169   HARTE-HANKS, INC                             3,432
     27   HOLLINGER INTERNATIONAL, INC                   298
    103   HOUGHTON MIFFLIN CO                          4,087
     12 * IDG BOOKS WORLDWIDE, INC                       166
     17 * INFORMATION HOLDINGS, INC                      684
    175 * JOURNAL REGISTER CO                          2,581
    316   KNIGHT-RIDDER, INC                          14,259
    166   LEE ENTERPRISES, INC                         3,548
     72   MCCLATCHY CO (CLASS A)                       2,308
    738   MCGRAW HILL COS, INC                        36,162
     84   MEDIA GENERAL, INC (CLASS A)                 4,231
    139   MEREDITH CORP                                3,118
     46   NEW ENGLAND BUSINESS SERVICES, INC             770
    642   NEW YORK TIMES CO (CLASS A)                 26,763
    158   * PAXAR CORP                                 1,510
     80   PENTON MEDIA, INC                            2,035
     75 * PLAYBOY ENTERPRISES, INC (CLASS B)           1,621
    547 * PRIMEDIA, INC                               14,290
     27   PULITZER, INC                                1,015
    126 * R.H. DONNELLEY CORP                          2,016
    343   READER'S DIGEST ASSOCIATION, INC.
            (CLASS A) (NON-VOTE)                      11,340
    275   REYNOLDS & REYNOLDS CO (CLASS A)             7,218
     34   SCHAWK, INC (CLASS A)                          259
     52 * SCHOLASTIC CORP                              2,730
     37 * SCIENTIFIC GAMES HOLDINGS CORP                 698
     99   SCRIPPS (E.W.) CO (CLASS A)                  4,207
     47   STANDARD REGISTER, INC                         622
    178   TIMES MIRROR CO SERIES A                     8,532
    164   * TOPPS, INC                                 1,235
    703   TRIBUNE CO                                  26,142
    147   WALLACE COMPUTER SERVICES, INC               1,635
     12   WASHINGTON POST CO (CLASS B)                 5,712
    176   WILEY (JOHN) & SONS, INC (CLASS A)           2,453
    100 * ZIFF-DAVIS, INC                              1,818
                                                    --------
                                                     311,656
                                                    --------
RAILROAD TRANSPORTATION -- 0.30%
  1,721   BURLINGTON NORTHERN SANTA FE CORP           33,882
    820   CSX CORP                                    18,245
    117   FLORIDA EAST COAST INDUSTRIES, INC           5,104
    416   KANSAS CITY SOUTHERN INDUSTRIES, INC        36,478
  1,433   NORFOLK SOUTHERN CORP                       18,897
    936   UNION PACIFIC CORP                          32,818
    193 * WISCONSIN CENTRAL TRANSIT CORP               2,231
                                                    --------
                                                     147,655
                                                    --------
REAL ESTATE -- 0.06%
    209   ARDEN REALTY GROUP, INC                      4,219
     50 * CASTLE & COOKE, INC                            631
    403 * CATELLUS DEVELOPMENT CORP                    4,911
     78 * CB RICHARD ELLIS SERVICES GROUP, INC           872
    168 * FAIRFIELD COMMUNITIES, INC                   1,323
     59   FOREST CITY ENTERPRISES, INC (CLASS A)       1,475
     67 * INSIGNIA FINANCIAL GROUP, INC                  946
    114 * JONES LANG LA SALLE                          1,439
     94   LNR PROPERTY CORP                            1,744
    105 * PINNACLE HOLDINGS, INC                       8,058
    152 * SECURITY CAPITAL GROUP, INC (CLASS B)        1,995
     39   STEWART ENTERPRISES, INC (CLASS A)             153
     91 * TRAMMELL CROW CO                             1,035
                                                    --------
                                                      28,801
                                                    --------
RUBBER AND MISCELLANEOUS PLASTICS PRODUCTS -- 0.25%
     13 * AEP INDUSTRIES, INC                            375
    119   APTARGROUP, INC                              2,692
    135   ARMSTRONG WORLD INDUSTRIES, INC              2,219
     48   BANDAG, INC                                  1,140
    113   CARLISLE COS, INC                            3,700
    254   COOPER TIRE & RUBBER CO                      2,508
    589   GOODYEAR TIRE & RUBBER CO                   12,295
    953   ILLINOIS TOOL WORKS, INC                    51,819
     12 * LIQUI-BOX CORP                                 552
     58   MYERS INDUSTRIES, INC                          761
    321   NIKE, INC (CLASS B)                          8,626
    634 * PACTIV CORP                                  4,992
    174 * REEBOK INTERNATIONAL LTD                     1,576
    314 * SEALED AIR CORP                             14,051
    415   SOLUTIA, INC                                 4,928
     57   SPARTECH CORP                                1,710
     76   TREDEGAR CORP                                2,299
     16 * TREX CO, INC                                   460
    217   TUPPERWARE CORP                              3,526
    119 * U.S. PLASTIC LUMBER CORP                     1,037
     54   WYNNS INTERNATIONAL, INC                       732
                                                    --------
                                                     121,998
                                                    --------
SECURITY AND COMMODITY BROKERS -- 1.62%
     28   ADVEST GROUP, INC                              497
     87 * AFFILIATED MANAGERS GROUP, INC               3,409
    241 * AMERITRADE HOLDINGS CORP (CLASS A)           5,181
    427   BEAR STEARNS COS, INC                       17,587
     51   CONNING CORP                                   627
     47   DAIN RAUSCHER CORP                           2,711
     60 * DLJ DIRECT                                     776

TIAA-CREF MUTUAL FUNDS                                         EQUITY INDEX FUND

--------------------------------------------------------------------------------
  SHARES                                                 VALUE
--------------------------------------------------------------------------------

SECURITY AND COMMODITY BROKERS -- (Continued)

     128   DONALDSON, LUFKIN & JENRETTE, INC            $  6,592
      17   DUFF & PHELPS CREDIT RATING CO                  1,668
     789 * E TRADE GROUP, INC                             20,908
     113   EATON VANCE CORP                                4,675
     347   EDWARDS (A.G.), INC                            11,581
     214   FEDERATED INVESTORS, INC                        5,095
     625   FRANKLIN RESOURCES, INC                        16,406
      58   FREEDOM SECURITIES CORP                           790
      87 * FRIEDMAN, BILLINGS, RAMSEY GROUP, INC           1,468
      45   INVESTMENT TECHNOLOGY GROUP, INC                1,788
      55   INVESTORS FINANCIAL SERVICES CORP               2,354
      80   JEFFERIES GROUP, INC (NEW)                      1,860
      27   JOHN NUVEEN CO (CLASS A)                          945
     262 * KNIGHT/TRIMARK GROUP, INC                      12,985
     215   LEGG MASON, INC                                 8,734
     452   LEHMAN BROTHERS HOLDINGS, INC                  37,120
   1,376   MERRILL LYNCH & CO, INC                       144,394
     108   MORGAN KEEGAN, INC                              1,377
   3,400   MORGAN STANLEY DEAN WITTER & CO               294,950
      40 * NATIONAL DISCOUNT BROKERS GROUP, INC            1,812
     537   PAINE WEBBER GROUP, INC                        21,211
     165   PHOENIX INVESTMENT PARTNERS LTD                 1,144
     100 * PIONEER GROUP, INC                              2,148
      87   PRICE (T. ROWE) ASSOCIATES, INC                 2,789
      38 * R&G FINANCIAL CORP (CLASS B)                      308
     152   RAYMOND JAMES FINANCIAL CORP                    2,888
   2,485   SCHWAB (CHARLES) CORP                         129,841
      44   SOUTHWEST SECURITIES GROUP, INC                 2,007
     233   THE GOLDMAN SACHS GROUP, INC                   26,052
     198   UNITED ASSET MANAGEMENT CORP                    3,056
       7   VALUE LINE, INC                                   252
     218   WADDELL & REED FINANCIAL,INC (CLASS A)          7,016
                                                        --------
                                                         807,002
                                                        --------
SOCIAL SERVICES -- 0.01%
      46 * BRIGHT HORIZONS FAMILY SOLUTIONS, INC             897
      41 * CAPITAL SENIOR LIVING CORP                        166
      35 * PROVANT, INC                                      240
      73 * RES-CARE, INC                                     636
      70 * SUNRISE ASSISTED LIVING, INC                    1,089
                                                        --------
                                                           3,028
                                                        --------
SPECIAL TRADE CONTRACTORS -- 0.02%
     105   APOGEE ENTERPRISES, INC                           459
     113 * COMFORT SYSTEMS U.S.A., INC                       861
      32 * EMCOR GROUP, INC                                  600
     116 * INTEGRATED ELECTRICAL SERVICES, INC               645
     126 * QUANTA SERVICES, INC                            6,394
                                                        --------
                                                           8,959
                                                        --------
STONE, CLAY, AND GLASS PRODUCTS -- 0.45%
      18   CARBO CERAMICS, INC                               454
      31   CENTEX CONSTRUCTION PRODUCTS, INC                 713
     978   CORNING, INC                                  187,287
     205   DAL-TILE INTERNATIONAL, INC                     1,537
      63   DEPARTMENT 56, INC                                850
      18 * DUPONT PHOTOMASKS, INC                          1,167
      71   FLORIDA ROCK INDUSTRIES, INC                    2,396
     124   LAFARGE CORP                                    2,410
      60   LIBBEY, INC                                     1,571
      26   MIKASA, INC                                       255
     189   OWENS CORNING CO                                2,764
     565 * OWENS ILLINOIS, INC                             9,181
     142   SOUTHDOWN, INC                                  7,313
     186   USG CORP                                        5,975
                                                        --------
                                                         223,873
                                                        --------
TEXTILE MILL PRODUCTS -- 0.04%
      71 * ALBANY INTERNATIONAL CORP (CLASS A) NEW           931
     194 * BURLINGTON INDUSTRIES, INC                        788
     233   COLLINS & AIKMAN CORP                           1,223
      58 * DAN RIVER, INC (CLASS A)                          319
      60   GUILFORD MILLS, INC                               476
     155   INTERFACE, INC (CLASS A)                          658
     168 * MOHAWK INDUSTRIES, INC                          3,328
      78   POLYMER GROUP, INC                                970
      82 * PUBLICARD, INC                                  1,050
     104   RUSSELL CORP                                    1,430
     439   SHAW INDUSTRIES, INC                            4,966
      40   SPRING INDUSTRIES, INC                          1,472
     223 * UNIFI, INC                                      1,867
     140   WESTPOINT STEVENS, INC                          2,275
                                                        --------
                                                          21,753
                                                        --------
TOBACCO PRODUCTS -- 0.38%
      46 * BROOKE GROUP LTD                                  500
      28 * GENERAL CIGAR HOLDINGS, INC (CLASS A)             414
   8,909   PHILIP MORRIS COS, INC                        169,827
     413   RJR REYNOLDS TOBACCO HOLDINGS, INC              7,253
     644   UST, INC                                       11,109
                                                        --------
                                                         189,103
                                                        --------
TRANSPORTATION BY AIR -- 0.34%
     183   AIRBORNE FREIGHT CORP                           3,339
     212 * AIRTRAN HOLDINGS, INC                             834
      93 * ALASKA AIR GROUP, INC                           2,499
     124 * AMERICA WEST HOLDINGS CORP (CLASS B)            1,650
     558 * AMR CORP                                       31,736
      13 * AMTRAN, INC                                       204
      43 * ATLANTIC COAST AIRLINES HOLDINGS                  817
      53 * ATLAS AIR, INC                                  1,434
      69 * AVIALL, INC                                       569
     163 * CONTINENTAL AIRLINES, INC (CLASS B)             5,735
     500   DELTA AIRLINES, INC                            23,906
      58 * EGL, INC                                        1,450
   1,092 * FEDEX CORP                                     36,650
      66 * FRONTIER AIRLINES, INC                            717
     114 * MESA AIR GROUP, INC                               691
      46 * MESABA HOLDINGS, INC                              506
      53 * MIDWEST EXPRESS HOLDINGS, INC                   1,344
      95 * NORTHWEST AIRLINES CORP (CLASS A)               1,686
      79 * OFFSHORE LOGISTICS, INC                           957
     186   OGDEN CORP                                      2,127
      79   SKYWEST, INC                                    2,498
   1,899   SOUTHWEST AIRLINES CO                          35,487
     221 * TRANS WORLD AIRLINES, INC                         538
     256 * U.S. AIRWAYS GROUP, INC                         5,344
     108 * UAL CORP                                        5,096
                                                        --------
                                                         167,814
                                                        --------
TRANSPORTATION EQUIPMENT -- 2.19%
      72   * ABC RAIL PRODUCTS CORP                          801

TIAA-CREF MUTUAL FUNDS                                         EQUITY INDEX FUND

--------------------------------------------------------------------------------
  SHARES                                                 VALUE
--------------------------------------------------------------------------------

TRANSPORTATION EQUIPMENT -- (Continued)

       77 * AFTERMARKET TECHNOLOGY CORP                    $   991
       36 * AMERICAN AXLE & MANUFACTURE HOLDINGS               481
       68   ARCTIC CAT, INC                                    680
       97   ARVIN INDUSTRIES, INC                            1,830
      384   AUTOLIV, INC                                     9,648
       88 * BE AEROSPACE, INC                                  792
    3,519   BOEING CO                                      113,927
       94   BORG-WARNER AUTOMOTIVE, INC                      2,984
       90   CLARCOR, INC                                     1,620
       63   COACHMEN INDUSTRIES, INC                           763
       49   COMMERCIAL INTERTECH CORP                          878
      138   CORDANT TECHNOLOGIES, INC                        3,993
      619   DANA CORP                                       13,347
      357   DANAHER CORP                                    13,722
       81 * DELCO REMY INTERNATIONAL, INC (CLASS A)            567
    2,112   DELPHI AUTOMOTIVE SYSTEMS CORP                  34,188
      277   EATON CORP                                      21,086
      174   FEDERAL SIGNAL CORP                              2,707
      278   FEDERAL-MOGUL CORP                               4,378
      126   FLEETWOOD ENTERPRISES, INC                       1,858
    4,281   FORD MOTOR CO                                  175,788
      126   GENCORP, INC                                       889
      621   GENERAL DYNAMICS CORP                           24,413
    1,900   GENERAL MOTORS CORP                            147,843
      509 * GENERAL MOTORS CORP (CLASS H)                   66,010
       57 * GENTEK, INC                                        773
      276   GENTEX CORP                                      9,435
      391   GOODRICH (B.F.) CO                              10,361
      570   HARLEY DAVIDSON, INC                            39,686
       67 * HAYES LEMMERZ INTERNATIONAL, INC                 1,323
       19   HEICO CORP                                         288
    2,972   HONEYWELL INTERNATIONAL, INC                   134,854
      143 * HOWMET INTERNATIONAL, INC                        2,654
      331   ITT INDUSTRIES, INC                              8,047
       85   KAMAN CORP (CLASS A)                               775
       45 * KELLSTROM INDUSTRIES, INC                          292
       43 * KROLL- O'GARA CO                                   709
    1,288   LOCKHEED MARTIN CORP                            21,654
      139   MASCOTECH, INC                                   1,772
      260   MERITOR AUTOMOTIVE, INC                          3,786
      150 * MILLER INDUSTRIES, INC                             571
       84   MODINE MANUFACTURING CO                          2,010
       65 * MONACO COACH CORP                                1,044
       32 * NATIONAL R.V. HOLDINGS, INC                        516
      246 * NAVISTAR INTERNATIONAL CORP                      8,241
      117   NEWPORT NEWS SHIPBUILDING, INC                   3,341
      262   NORTHROP GRUMMAN CORP                           12,330
       78 * OEA, INC                                           550
      141 * ORBITAL SCIENCES CORP                            2,194
       54   OSHKOSH TRUCK CORP                               1,302
      270   PACCAR, INC                                     11,491
       92   POLARIS INDUSTRIES, INC                          2,725
       79   REGAL-BELOIT CORP                                1,402
       39 * SEQUA CORP (CLASS A)                             1,360
       68   SIMPSON INDUSTRIES, INC                            616
       79   SMITH (A.O.) CORP                                1,259
      117   SPX CORP                                        13,608
       30   STANDARD MOTOR PRODUCTS, INC (CLASS A)             406
       46 * STONERIDGE, INC                                    437
       74   SUPERIOR INDUSTRIES INTERNATIONAL, INC           1,850
      472   TEXTRON, INC                                    24,809
       26   THOR INDUSTRIES, INC                               630
      149   TRINITY INDUSTRIES, INC                          2,961
       44 * TRIUMPH GROUP, INC                               1,259
      380   TRW, INC                                        20,401
    1,718   UNITED TECHNOLOGIES CORP                        83,967
       81   WABASH NATIONAL CORP                             1,139
      160   WESTINGHOUSE AIR BRAKE CO                        1,440
       54   WINNEBAGO INDUSTRIES, INC                        1,002
                                                         ---------
                                                         1,087,454
                                                         ---------
TRANSPORTATION SERVICES -- 0.06%
      155   C.H. ROBINSON WORLDWIDE, INC                     7,662
       17 * CHEAP TICKETS, INC                                 221
       47   CIRCLE INTERNATIONAL GROUP, INC                  1,180
      180 * EXPEDITORS INTERNATIONAL OF WASHINGTON           6,412
       54 * FORWARD AIR CORP                                 1,316
       75 * FRITZ COS, INC                                     703
      197   GALILEO INTERNATIONAL, INC                       3,730
      185   GATX CORP                                        5,758
       24 * HUB GROUP, INC (CLASS A)                           384
       23 * U.S. EXPRESS ENTERPRISES, INC (CLASS A)            140
                                                         ---------
                                                            27,506
                                                         ---------
TRUCKING AND WAREHOUSING -- 0.05%
       81 * AMERICAN FREIGHTWAYS CORP                        1,123
       71   ARNOLD INDUSTRIES, INC                             871
      172   CNF TRANSPORTATION, INC                          5,278
       75 * CONSOLIDATED FREIGHTWAYS CORP                      457
       29 * COVENANT TRANSPORT, INC (CLASS A)                  311
       65 * HEARTLAND EXPRESS, INC                             901
       80   HUNT (J.B.) TRANSPORT SERVICES, INC              1,030
      125 * IRON MOUNTAIN, INC                               3,921
       25 * KNIGHT TRANSPORTATION, INC                         398
       36 * LANDSTAR SYSTEM, INC                             1,928
       35 * M.S. CARRIERS, INC                                 800
       48   ROADWAY EXPRESS, INC                               942
      139 * SWIFT TRANSPORTATION CO, INC                     2,032
      100   USFREIGHTWAYS CORP                               2,825
      116   WERNER ENTERPRISES, INC                          1,464
       94 * YELLOW CORP                                      1,489
                                                         ---------
                                                            25,770
                                                         ---------
WATER TRANSPORTATION -- 0.03%
      162   ALEXANDER & BALDWIN, INC                         2,997
       33 * AMERICAN CLASSIC VOYAGES CO                        841
       92 * KIRBY CORP                                       1,725
       95   OVERSEAS SHIPHOLDING GROUP, INC                  2,244
       42 * SEACOR SMIT, INC                                 2,184
      209   TIDEWATER, INC                                   5,891
                                                         ---------
                                                            15,882
                                                         ---------
WHOLESALE TRADE-DURABLE GOODS -- 0.30%
      103   AAR CORP                                         2,169
       56 * ACTION PERFORMANCE COS, INC                        497
       95 * ANICOM, INC                                        724
       80 * ANIXTER INTERNATIONAL, INC                       1,575
       79   APPLIED INDUSTRIAL TECHNOLOGIES, INC             1,347
      361 * ARROW ELECTRONICS, INC                          12,025
       43 * AVIATION SALES CO                                  373
      158   AVNET, INC                                      10,023

TIAA-CREF MUTUAL FUNDS                                         EQUITY INDEX FUND

--------------------------------------------------------------------------------
  SHARES                                                 VALUE
--------------------------------------------------------------------------------

WHOLESALE TRADE-DURABLE GOODS -- (Continued)

        202 * BOYDS COLLECTION LTD                        $   1,338
         87   BRIGGS & STRATTON CORP                          2,724
        201 * BRIGHTPOINT, INC                                2,763
         41   CASTLE (A.M.) & CO                                499
        129 * CELLSTAR CORP                                   1,183
        188 * CHS ELECTRONICS, INC                              176
         47   COMMERCIAL METALS CO                            1,122
        179 * COMPUCOM SYSTEMS, INC                           1,219
          8   COMPX INTERNATIONAL, INC                          152
         58 * DURA AUTOMOTIVE SYSTEMS, INC                      761
         59 * FAIRCHILD CORP (CLASS A)                          376
        151 * FISHER SCIENTIFIC INTERNATIONAL, INC            7,248
        670   GENUINE PARTS CO                               13,860
        280   GRAINGER (W.W.), INC                           11,095
        156 * HA-LO INDUSTRIES, INC                           1,628
        105 * HANDLEMAN CO                                      951
         88   HUGHES SUPPLY, INC                              1,584
        561   IKON OFFICE SOLUTIONS, INC                      3,646
        230 * INGRAM MICRO, INC (CLASS A)                     2,932
         16 * JLK DIRECT DISTRIBUTION, INC (CLASS A)            149
        106 * KENT ELECTRONICS CORP                           3,504
         58 * KEYSTONE AUTOMOTIVE INDUSTRIES, INC               308
        313 * LANIER WORLDWIDE, INC                             821
         22   LAWSON PRODUCTS, INC                              503
        102 * MERISEL, INC                                      255
         37 * MIAMI COMPUTER SUPPLY CORP                      1,156
        102 * MSC INDUSTRIAL DIRECT CO (CLASS A)              1,459
        184 * NATIONAL-OILWELL, INC                           4,554
         48 * NAVARRE CORP                                      216
        123   OWENS & MINOR, INC                              1,353
         91 * PATTERSON DENTAL CO                             3,082
         86   PIONEER-STANDARD ELECTRONICS, INC               1,472
        267 * PSS WORLD MEDICAL, INC                          1,768
         71   RELIANCE STEEL & ALUMINUM CO                    1,362
        131 * SAFEGUARD SCIENTIFICS, INC                     35,566
         38 * SCP POOL CORP                                   1,111
        196 * TECH DATA CORP                                  4,630
         64   WATSCO, INC                                       608
        115 * WESCO INTERNATIONAL, INC                          920
                                                          ---------
                                                            148,787
                                                          ---------
WHOLESALE TRADE-NONDURABLE GOODS -- 0.64%
        235 * AIRGAS, INC                                     1,586
        183 * AMERISOURCE HEALTH CORP (CLASS A)               2,379
        108 * BARNETT RESOURCES CORP                          2,470
        505   BERGEN BRUNSWIG CORP (CLASS A)                  2,367
        102   BINDLEY WESTERN INDUSTRIES, INC                 1,600
         47 * BOISE CASCADE OFFICE PRODUCTS CORP                713
      1,055   CARDINAL HEALTH, INC                           44,112
         76 * CENTRAL GARDEN & PET CO                           646
         34   CHEMED CORP                                     1,022
         65 * DAISYTEK INTERNATIONAL CORP                     1,478
        168   DIMON, INC                                        420
      2,695   ENRON CORP                                    184,764
         50   HERBALIFE INTERNATIONAL, INC (CLASS B)            650
         64   INTERNATIONAL MULTIFOODS CORP                     644
      1,061   MCKESSON HBOC, INC                             19,694
         53 * NCS HEALTHCARE, INC (CLASS A)                     115
        172 * NU SKIN ENTERPRISES, INC (CLASS A)              1,569
         47 * PERFORMANCE FOOD GROUP CO                         987
         60 * PLAINS RESOURCES, INC                             862
         15 * PRIORITY HEALTHCARE CORP (CLASS B)                817
         66 * SCHOOL SPECIALTY, INC                           1,150
         28 * SMART & FINAL, INC                                197
        451   SUPERVALU, INC                                  6,511
         37 * SYNCOR INTERNATIONAL CORP                         904
      1,240   SYSCO CORP                                     35,650
        123   TERRA INDUSTRIES, INC                             269
         33 * UNITED NATURAL FOODS, INC                         420
        122 * UNITED STATIONERS, INC                          3,492
        117   UNIVERSAL CORP                                  1,681
         30   VALHI, INC                                        339
                                                          ---------
                                                            319,508
                                                          ---------
               TOTAL COMMON STOCK
               (COST $ 49,899,594)                       49,502,417
                                                        -----------

PRINCIPAL
---------

                 SHORT TERM INVESTMENT- 0.31%

                 U.S. GOVERNMENT AGENCY -- 0.31%
                 FEDERAL HOME LOAN BANK (FHLB)
$   154,000       5.540%, 03/13/00                            153,953
                                                          -----------
                 TOTAL SHORT TERM INVESTMENT
                 (COST $153,953)                              153,953
                                                          -----------
                  TOTAL PORTFOLIO
                 (COST $50,053,547)                       $49,656,370
                                                          ===========

-------------
* NON-INCOME PRODUCING
  THE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS THE AMOUNT DISCLOSED ABOVE.

TIAA-CREF MUTUAL FUNDS      STATEMENT OF INVESTMENTS   SOCIAL CHOICE EQUITY FUND
                                 MARCH 10, 2000           SUMMARY BY INDUSTRY

--------------------------------------------------------------------------------
  SHARES                                     VALUE               %
--------------------------------------------------------------------------------

COMMON STOCK
APPAREL AND ACCESSORY STORES              $    87,222        0.35%
APPAREL AND OTHER TEXTILE PRODUCTS             15,667        0.06
AUTO REPAIR, SERVICES AND PARKING               1,279        0.01
BUILDING MATERIALS AND GARDEN SUPPLIES        342,104        1.39
BUSINESS SERVICES                           2,834,310       11.48
CHEMICALS AND ALLIED PRODUCTS               2,526,981       10.23
COMMUNICATIONS                              3,175,355       12.86
DEPOSITORY INSTITUTIONS                     1,393,638        5.64
EATING AND DRINKING PLACES                    156,814        0.63
ELECTRIC, GAS, AND SANITARY SERVICES          753,582        3.05
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT     2,338,501        9.47
ENGINEERING AND MANAGEMENT SERVICES            19,389        0.08
FABRICATED METAL PRODUCTS                     156,842        0.63
FOOD AND KINDRED PRODUCTS                     872,367        3.53
FOOD STORES                                    95,924        0.39
FURNITURE AND FIXTURES                         33,690        0.14
FURNITURE AND HOMEFURNISHINGS STORES           18,621        0.08
GENERAL BUILDING CONTRACTORS                    7,498        0.03
GENERAL MERCHANDISE STORES                    661,028        2.68
HEALTH SERVICES                                74,920        0.30
HOLDING AND OTHER INVESTMENT OFFICES           52,704        0.21
INDUSTRIAL MACHINERY AND EQUIPMENT          3,187,226       12.91
INSTRUMENTS AND RELATED PRODUCTS              459,045        1.86
INSURANCE AGENTS, BROKERS AND SERVICE         100,584        0.41
INSURANCE CARRIERS                          1,028,489        4.16
MISCELLANEOUS MANUFACTURING INDUSTRIES        229,837        0.93
MISCELLANEOUS RETAIL                          102,974        0.42
MOTION PICTURES                               503,376        2.04
NONDEPOSITORY INSTITUTIONS                    664,974        2.69
OIL AND GAS EXTRACTION                        688,421        2.79
PAPER AND ALLIED PRODUCTS                     149,791        0.61
PETROLEUM AND COAL PRODUCTS                    91,164        0.37
PRIMARY METAL INDUSTRIES                       88,028        0.36
PRINTING AND PUBLISHING                       260,694        1.06
RAILROAD TRANSPORTATION                        52,552        0.21
RUBBER AND MISCELLANEOUS
    PLASTIC PRODUCTS                          116,057        0.47
SECURITY AND COMMODITY BROKERS                533,302        2.16
STONE, CLAY, AND GLASS PRODUCTS               154,923        0.63
TRANSPORTATION BY AIR                         118,315        0.48
TRANSPORTATION EQUIPMENT                       13,703        0.06
TRUCKING AND WAREHOUSING                        3,487        0.01
WHOLESALE TRADE-DURABLE GOODS                  84,257        0.34
WHOLESALE TRADE-NONDURABLE GOODS              282,774        1.14
                                          -----------      ------
TOTAL COMMON STOCK
(COST $24,870,465)                         24,532,409       99.35
                                          -----------      ------
SHORT TERM INVESTMENT
U.S. GOVERNMENT AGENCY                        155,952        0.63%
                                          -----------      ------
TOTAL SHORT TERM INVESTMENT
(COST $155,952)                               155,952        0.63
                                          -----------      ------
TOTAL PORTFOLIO
(COST $25,026,417)                         24,688,361       99.98
OTHER ASSETS & LIABILITIES, NET                 3,599        0.02
                                          -----------      ------
NET ASSETS                                $24,691,960      100.00%
                                          ===========      ======

TIAA-CREF MUTUAL FUNDS      STATEMENT OF INVESTMENTS   SOCIAL CHOICE EQUITY FUND
                                 MARCH 10, 2000

--------------------------------------------------------------------------------
  SHARES                                                        VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 99.35%

APPAREL AND ACCESSORY STORES -- 0.35%
     1,891   GAP, INC                                         $   87,222
                                                              ----------
APPAREL AND OTHER TEXTILE PRODUCTS -- 0.06%
       162   LIZ CLAIBORNE, INC                                    7,411
       358   VF CORP                                               8,256
                                                              ----------
                                                                  15,667
                                                              ----------
AUTO REPAIR, SERVICES AND PARKING -- 0.01%
        68   RYDER SYSTEM, INC                                     1,279
                                                              ----------
BUILDING MATERIALS AND GARDEN SUPPLIES -- 1.39%
     5,684   HOME DEPOT, INC                                     305,159
       821   LOWES COS, INC                                       36,945
                                                              ----------
                                                                 342,104
                                                              ----------
BUSINESS SERVICES -- 11.48%
     5,119 * AMERICA ONLINE, INC                                 302,980
     2,883   AUTOMATIC DATA PROCESSING, INC                      127,212
     1,299   COMPUTER ASSOCIATES INTERNATIONAL, INC               86,383
     1,368   ELECTRONIC DATA SYSTEMS CORP                         84,132
       959   FIRST DATA CORP                                      40,158
       103 * IMATION CORP                                          2,871
     1,175   IMS HEALTH, INC                                      24,895
    10,800 * MICROSOFT CORP                                    1,090,800
       853 * NOVELL, INC                                          26,762
       505   OMNICOM GROUP, INC                                   42,262
     6,000 * ORACLE CORP                                         489,750
     3,400 * SUN MICROSYSTEMS, INC                               320,237
     1,100 * YAHOO, INC                                          195,868
                                                              ----------
                                                               2,834,310
                                                              ----------
CHEMICALS AND ALLIED PRODUCTS -- 10.23%
     1,913   AIR PRODUCTS & CHEMICALS, INC                        47,705
       495   ALLERGAN, INC                                        23,574
       470 * ALZA CORP                                            17,272
     2,100 * AMGEN, INC                                          125,081
     1,025 * AVON PRODUCTS, INC                                   26,906
     5,555   BRISTOL MYERS SQUIBB CO                             290,943
       825   CABOT CORP                                           22,326
     1,123   CLOROX CO                                            33,549
     2,203   COLGATE PALMOLIVE CO                                 94,178
       144 * FOREST LABORATORIES, INC                             10,188
       234   FULLER (H.B.) CO                                     12,051
       120 * GENZYME CORP (GENERAL DIVISION)                       6,915
        63 * GENZYME SURGICAL PRODUCTS                               803
       154 * GENZYME-MOLECULAR ONCOLOGY                            4,774
     1,055   HANNA (M.A.) CO                                      10,945
       723   INTERNATIONAL FLAVORS & FRAGRANCES, INC              22,593
       192 * IVAX CORP                                             5,400
     4,246   JOHNSON & JOHNSON CO                                300,669
     2,500   LILLY (ELI) & CO                                    152,968
       414   MALLINCKRODT, INC                                     9,858
     6,287   MERCK & CO, INC                                     374,469
       205   MYLAN LABORATORIES, INC                               5,714
       214   NCH CORP                                              9,242
     8,952   PFIZER, INC                                         314,439
     1,040   PHARMACIA & UPJOHN, INC                              54,080
     2,104   PPG INDUSTRIES, INC                                  98,230
     1,375   PRAXAIR, INC                                         46,062
     4,285   PROCTER & GAMBLE CO                                 227,372
     4,062   SCHERING-PLOUGH CORP                                152,071
       846   SCHULMAN (A.), INC                                   10,984
       706   SIGMA ALDRICH CORP                                   15,620
                                                              ----------
                                                               2,526,981
                                                              ----------
COMMUNICATIONS -- 12.86%
       651   ALLTEL CORP                                          44,308
     8,022   AT & T CORP                                         435,694
       465 * AT & T CORP - LIBERTY MEDIA GROUP (CLASS A)          24,470
     4,276   BELL ATLANTIC CORP                                  245,068
     5,532   BELLSOUTH CORP                                      258,275
     1,627 * CBS CORP                                             93,349
       676 * CLEAR CHANNEL COMMUNICATIONS, INC                    41,869
     1,700   COMCAST CORP (CLASS A) SPECIAL                       68,743
       651 * COX COMMUNICATIONS, INC (CLASS A)                    29,335
     1,400 * GLOBAL CROSSING LTD                                  81,200
     7,440   LUCENT TECHNOLOGIES, INC                            503,130
     5,900 * MCI WORLDCOM, INC                                   275,456
     1,747 * MEDIA ONE GROUP, INC                                136,484
       622 * NEXTEL COMMUNICATIONS, INC (CLASS A)                 99,286
     9,148   SBC COMMUNICATIONS, INC                             384,216
     2,115   SPRINT CORP (FON GROUP)                             129,808
     1,779 * SPRINT CORP (PCS GROUP)                             106,184
     1,648   U.S. WEST, INC                                      115,978
     1,896 * VIACOM, INC (CLASS B)                               102,502
                                                              ----------
                                                               3,175,355
                                                              ----------
DEPOSITORY INSTITUTIONS -- 5.64%
     5,181   BANK OF AMERICA CORP                                222,135
     2,460   BANK OF NEW YORK CO, INC                             78,105
     3,484   BANK ONE CORP                                        85,358
     2,517   CHASE MANHATTAN CORP                                198,056
       543   FIFTH THIRD BANCORP                                  24,910
     3,310   FIRST UNION CORP                                    105,506
     1,700   FIRSTAR CORP                                         29,856
     2,385   FLEETBOSTON FINANCIAL CORP                           61,264
       836   KEYCORP                                              13,428
     2,881   MBNA CORP                                            63,562
     1,077   MELLON FINANCIAL CORP                                29,684
       699   MORGAN (J.P.) & CO, INC                              74,137
     1,760   NATIONAL CITY CORP                                   30,470
     1,049   PNC BANK CORP                                        39,271
       474   PROVIDIAN FINANCIAL CORP                             30,750
     1,058   SUNTRUST BANKS, INC                                  50,122
     2,040   U.S. BANCORP                                         36,720
       645   WACHOVIA CORP                                        35,071
     1,260   WASHINGTON MUTUAL, INC                               27,483
     4,901   WELLS FARGO CO                                      157,750
                                                              ----------
                                                               1,393,638
                                                              ----------
EATING AND DRINKING PLACES -- 0.63%
       662   DARDEN RESTAURANTS, INC                               8,564
     4,651   MCDONALD'S CORP                                     148,250
                                                              ----------
                                                                 156,814
                                                              ----------
ELECTRIC, GAS, AND SANITARY SERVICES -- 3.05%
       696   AGL RESOURCES, INC                                   12,049
     1,378   COLUMBIA ENERGY GROUP                                78,201
     1,942 * EL PASO ENERGY CORP                                  76,830

TIAA-CREF MUTUAL FUNDS     STATEMENT OF INVESTMENTS    SOCIAL CHOICE EQUITY FUND

--------------------------------------------------------------------------------
  SHARES                                             VALUE
--------------------------------------------------------------------------------

ELECTRIC, GAS, AND SANITARY SERVICES -- (Continued)

    1,044   EQUITABLE RESOURCES, INC                $  42,151
      857   IDACORP, INC                               27,691
    2,545   KEYSPAN CORP                               54,558
    1,824   LOUISVILLE GAS & ELECTRIC ENERGY CORP      40,128
      866   MCN ENERGY GROUP, INC                      21,595
    1,066   NICOR, INC                                 32,113
    2,567   NISOURCE, INC                              37,702
    2,087   OGE ENERGY CORP                            35,479
      879   PEOPLES ENERGY CORP                        24,172
    2,773   POTOMAC ELECTRIC POWER CO                  54,766
    1,759   PUGET SOUND ENERGY, INC                    35,070
      200 * SOUTHERN UNION CO                           2,662
    2,568   TECO ENERGY, INC                           45,742
    2,725   WILLIAMS COS, INC                         132,673
                                                    ---------
                                                      753,582
                                                    ---------
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT -- 9.47%
      653 * ADVANCED MICRO DEVICES, INC                34,445
      461   BALDOR ELECTRIC CO                          7,721
    2,878   EMERSON ELECTRIC CO                       118,357
      350 * GLENAYRE TECHNOLOGIES, INC                  9,625
    7,300   INTEL CORP                                877,368
      766 * MICRON TECHNOLOGY, INC                     81,674
      638   MOLEX, INC                                 39,984
      654 * NATIONAL SEMICONDUCTOR CORP                45,780
    3,050   NORTEL NETWORKS CORP (U.S.)               376,484
    1,400 * QUALCOMM, INC                             190,575
      370 * SENSORMATIC ELECTRONICS CORP                7,099
    1,588 * SOLECTRON CORP                             56,771
    1,180 * TELLABS, INC                               67,260
    2,037   TEXAS INSTRUMENTS, INC                    370,734
      438   THOMAS & BETTS CORP                         9,417
      393 * VISHAY INTERTECHNOLOGY, INC                22,179
      460   WHIRLPOOL CORP                             23,028
                                                    ---------
                                                    2,338,501
                                                    ---------
ENGINEERING AND MANAGEMENT SERVICES -- 0.08%
      717   DUN & BRADSTREET CORP                      18,686
       50   GARTNER GROUP, INC (CLASS A)                  703
                                                    ---------
                                                       19,389
                                                    ---------
FABRICATED METAL PRODUCTS -- 0.63%
    2,764   CROWN CORK & SEAL CO, INC                  37,659
    2,914   GILLETTE CO                                87,237
      281   MARK IV INDUSTRIES, INC                     5,707
    1,428   MASCO CORP                                 26,239
                                                    ---------
                                                      156,842
                                                    ---------
FOOD AND KINDRED PRODUCTS -- 3.53%
    1,267   BESTFOODS, INC                             48,858
    1,703   CAMPBELL SOUP CO                           49,280
    6,539   COCA COLA CO                              292,211
    1,062   COCA COLA ENTERPRISES, INC                 22,302
    1,634   GENERAL MILLS, INC                         51,266
    1,908   HEINZ (H.J.) CO                            64,275
      682   HERSHEY FOODS CORP                         27,280
    1,564   KELLOGG CO                                 35,874
      112   MCCORMICK & CO, INC (NON-VOTE)              2,961
      641   NABISCO GROUP HOLDINGS                      5,608
       50   PEPSI BOTTLING GROUP, INC                     990
    4,410   PEPSICO, INC                              135,331
      815   QUAKER OATS CO                             38,050
    1,484   UNILEVER NV (NEW YORK SHS)                 61,215
      313   WHITMAN CORP                                3,521
      540   WRIGLEY (WM) JR CO                         33,345
                                                    ---------
                                                      872,367
                                                    ---------
FOOD STORES -- 0.39%
    1,394   ALBERTSONS, INC                            33,456
    1,839 * KROGER CO                                  27,125
    1,008 * SAFEWAY, INC                               35,343
                                                    ---------
                                                       95,924
                                                    ---------
FURNITURE AND FIXTURES -- 0.14%
    1,567   NEWELL RUBBERMAID, INC                     33,690
                                                    ---------
FURNITURE AND HOMEFURNISHINGS STORES -- 0.08%
      467   TANDY CORP                                 18,621
                                                    ---------
GENERAL BUILDING CONTRACTORS -- 0.03%
      251   HILLENBRAND INDUSTRIES, INC                 7,498
                                                    ---------
GENERAL MERCHANDISE STORES -- 2.68%
      793 * COSTCO WHOLESALE CORP                      34,991
      204 * FEDERATED DEPARTMENT STORES, INC            7,203
    1,064 * K MART CORP                                 9,310
      619   MAY DEPARTMENT STORES CO                   15,475
      575   PENNEY, (J.C.) CO, INC                      8,014
    1,059   SEARS ROEBUCK & CO                         29,387
      927 * TARGET CORP                                56,373
   10,436   WAL-MART STORES, INC                      500,275
                                                    ---------
                                                      661,028
                                                    ---------
HEALTH SERVICES -- 0.30%
    2,250   COLUMBIA/HCA HEALTHCARE CORP               47,109
       62 * LIFEPOINT HOSPITALS, INC                      957
    1,214 * TENET HEALTHCARE CORP                      25,114
      118 * TRIAD HOSPITALS, INC                        1,740
                                                    ---------
                                                       74,920
                                                    ---------
HOLDING AND OTHER INVESTMENT OFFICES -- 0.21%
       80   CARRAMERICA REALTY CORP                     1,650
      517   CRESCENT REAL ESTATE EQUITIES CO            8,562
      284   DUKE-WEEKS REALTY CORP                      5,112
       50   FIRST INDUSTRIAL REALTY TRUST, INC          1,300
       77   LIBERTY PROPERTY TRUST CO                   1,732
       97   ROUSE CO                                    2,037
      392   SIMON PROPERTY GROUP, INC                   9,016
       88   SPIEKER PROPERTIES, INC                     3,597
      551   WEINGARTEN REALTY INVESTORS, INC           19,698
                                                    ---------
                                                       52,704
                                                    ---------
INDUSTRIAL MACHINERY AND EQUIPMENT -- 12.91%
      749 * 3COM CORP                                  51,634
      497 * APPLE COMPUTER, INC                        62,497
    1,067 * APPLIED MATERIALS, INC                    205,997
    7,300 * CISCO SYSTEMS, INC                        995,537
    4,566   COMPAQ COMPUTER CORP                      130,131
      334   CUMMINS ENGINE CO, INC                     10,688
    1,367   DEERE & CO                                 48,528
    5,700 * DELL COMPUTER CORP                        292,125
      152   DIEBOLD, INC                                3,695
    2,521 * EMC CORP                                  328,832
      755 * GATEWAY, INC                               47,187

TIAA-CREF MUTUAL FUNDS                                 SOCIAL CHOICE EQUITY FUND

--------------------------------------------------------------------------------
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------

INDUSTRIAL MACHINERY AND EQUIPMENT -- (Continued)
      329   GRACO, INC                                               $     9,746
    2,583   HEWLETT-PACKARD CO                                           379,055
      844   INGERSOLL-RAND CO                                             30,384
    4,521 * INTERNATIONAL BUSINESS MACHINES CORP                         474,987
      238   NORDSON CORP                                                  10,587
    1,247   PITNEY BOWES, INC                                             57,517
      472 * SMITH INTERNATIONAL, INC                                      30,444
    1,177   TIMKEN CO                                                     17,655
                                                                     -----------
                                                                       3,187,226
                                                                     -----------
INSTRUMENTS AND RELATED PRODUCTS -- 1.86%
      283   BAUSCH & LOMB, INC                                            14,804
      827   BAXTER INTERNATIONAL, INC                                     46,363
    1,239   BECTON DICKINSON & CO                                         39,648
      498   BIOMET, INC                                                   15,500
    1,149 * BOSTON SCIENTIFIC CORP                                        24,344
    1,060 * GUIDANT CORP                                                  75,193
    3,540   MEDTRONIC, INC                                               180,982
      183 * ST. JUDE MEDICAL, INC                                          4,666
    2,373   XEROX CORP                                                    57,545
                                                                     -----------
                                                                         459,045
                                                                     -----------
INSURANCE AGENTS, BROKERS AND SERVICE -- 0.41%
    1,349   MARSH & MCLENNAN COS, INC                                    100,584
                                                                     -----------
INSURANCE CARRIERS -- 4.16%
    2,551   ALLSTATE CORP                                                 45,758
    1,430   AMERICAN GENERAL CORP                                         67,567
    4,459   AMERICAN INTERNATIONAL GROUP, INC                            370,375
      659   CHUBB CORP                                                    29,860
      691   CIGNA CORP                                                    44,051
    8,932   CITIGROUP, INC                                               437,109
      120 * CNA FINANCIAL CORP                                             3,127
      689   CONSECO, INC                                                   8,569
      210   JEFFERSON-PILOT CORP                                          10,710
      176   SAFECO CORP                                                    3,267
      352   ST. PAUL COS, INC                                              8,096
                                                                     -----------
                                                                       1,028,489
                                                                     -----------
MISCELLANEOUS MANUFACTURING INDUSTRIES -- 0.93%
      887   HASBRO, INC                                                   12,695
    1,642   MATTEL, INC                                                   14,778
    2,483   MINNESOTA MINING & MANUFACTURING CO                          202,364
                                                                     -----------
                                                                         229,837
                                                                     -----------
MISCELLANEOUS RETAIL -- 0.42%
      957   CVS CORP                                                      29,128
      422 * TOYS R US, INC                                                 4,879
    2,815   WALGREEN CO                                                   68,967
                                                                     -----------
                                                                         102,974
                                                                     -----------
MOTION PICTURES -- 2.04%
    5,929   DISNEY (WALT) CO                                             208,256
    3,472   TIME WARNER, INC                                             295,120
                                                                     -----------
                                                                         503,376
                                                                     -----------
NONDEPOSITORY INSTITUTIONS -- 2.69%
    1,851   AMERICAN EXPRESS CO                                          234,498
    2,434   ASSOCIATES FIRST CAPITAL CORP                                 39,248
    3,926   FEDERAL NATIONAL MORTGAGE ASSOCIATION                        196,545
    2,575   FREDDIE MAC                                                   97,045
    2,188   HOUSEHOLD INTERNATIONAL, INC                                  71,657
      150   LEUCADIA NATIONAL CORP                                         3,178
      773   SLM HOLDINGS CORP                                             22,803
                                                                     -----------
                                                                         664,974
                                                                     -----------
OIL AND GAS EXTRACTION -- 2.79%
    2,089   ANADARKO PETROLEUM CORP                                       64,759
    1,645   APACHE CORP                                                   67,033
      581 * BJ SERVICES CO                                                38,600
    2,392   BURLINGTON RESOURCES, INC                                     75,348
    1,404   HELMERICH & PAYNE, INC                                        37,908
    1,201   MITCHELL ENERGY & DEVELOPMENT
            CORP (CLASS A)                                                27,322
      941 * NABORS INDUSTRIES, INC                                        34,346
    1,385   NOBLE AFFILIATES, INC                                         37,914
      912 * NOBLE DRILLING CORP                                           34,827
    1,564 * PARKER DRILLING CO                                             6,647
    1,259 * ROWAN COS, INC                                                33,127
    3,499 * SANTA FE SNYDER CORP                                          31,491
    1,307 * TRANSOCEAN SEDCO FOREX, INC                                   57,834
    3,917   UNION PACIFIC RESOURCES GROUP, INC                            44,066
    1,009   VASTAR RESOURCES, INC                                         62,053
      690 * WEATHERFORD INTERNATIONAL, INC                                35,146
                                                                     -----------
                                                                         688,421
                                                                     -----------
PAPER AND ALLIED PRODUCTS -- 0.61%
    1,323   AVERY DENNISON CORP                                           80,041
    1,160   CONSOLIDATED PAPERS, INC                                      39,150
    1,671   SONOCO PRODUCTS CO                                            30,600
                                                                     -----------
                                                                         149,791
                                                                     -----------
PETROLEUM AND COAL PRODUCTS -- 0.37%
    1,553   MURPHY OIL CORP                                               87,259
      214   WD-40 CO                                                       3,905
                                                                     -----------
                                                                          91,164
                                                                     -----------
PRIMARY METAL INDUSTRIES -- 0.36%
    1,062   BIRMINGHAM STEEL CORP                                          3,650
    1,298   NUCOR CORP                                                    62,385
    1,700   WORTHINGTON INDUSTRIES, INC                                   21,993
                                                                     -----------
                                                                          88,028
                                                                     -----------
PRINTING AND PUBLISHING -- 1.06%
      442   DELUXE CORP                                                   10,939
      519   DOW JONES & CO, INC                                           33,605
    1,396   GANNETT CO, INC                                               91,525
      299   KNIGHT-RIDDER, INC                                            13,492
    1,299   MCGRAW HILL COS, INC                                          63,651
      625   NEW YORK TIMES CO (CLASS A)                                   26,054
      447   TIMES MIRROR CO SERIES A                                      21,428
                                                                     -----------
                                                                         260,694
                                                                     -----------
RAILROAD TRANSPORTATION -- 0.21%
    3,985   NORFOLK SOUTHERN CORP                                         52,552
                                                                     -----------
RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS -- 0.47%
       67   BANDAG, INC                                                    1,591
    1,601   ILLINOIS TOOL WORKS, INC                                      87,054
    1,020   NIKE, INC (CLASS B)                                           27,412
                                                                     -----------
                                                                         116,057
                                                                     -----------
SECURITY AND COMMODITY BROKERS -- 2.16%
      103   BEAR STEARNS COS, INC                                          4,242

TIAA-CREF Mutual Funds                                 SOCIAL CHOICE EQUITY FUND

--------------------------------------------------------------------------------
         SHARES                                                      VALUE
--------------------------------------------------------------------------------
SECURITY AND COMMODITY BROKERS -- (Continued)

    1,182   MERRILL LYNCH & CO, INC                                  $   124,036
    3,177   MORGAN STANLEY, DEAN WITTER, & CO                            275,604
      180   PAINE WEBBER GROUP, INC                                        7,110
    2,037   SCHWAB (CHARLES) CORP                                        106,433
      142   THE GOLDMAN SACHS GROUP, INC                                  15,877
                                                                     -----------
                                                                         533,302
                                                                     -----------

STONE, CLAY, AND GLASS PRODUCTS -- 0.63%

      809   CORNING, INC                                                 154,923
                                                                     -----------

TRANSPORTATION BY AIR -- 0.48%

      659   * AMR CORP                                                    37,480
      404   DELTA AIRLINES, INC                                           19,316
      946   * FEDEX CORP                                                  31,750
    1,593   SOUTHWEST AIRLINES CO                                         29,769
                                                                     -----------
                                                                         118,315
                                                                     -----------

TRANSPORTATION EQUIPMENT -- 0.06%

      328   FEDERAL-MOGUL CORP                                             5,166
      105   FLEETWOOD ENTERPRISES, INC                                     1,548
      292   MODINE MANUFACTURING CO                                        6,989
                                                                     -----------
                                                                          13,703
                                                                     -----------

TRUCKING AND WAREHOUSING -- 0.01%

      284   ARNOLD INDUSTRIES, INC                                         3,487
                                                                     -----------

WHOLESALE TRADE-DURABLE GOODS -- 0.34%

      248   AVNET, INC                                                    15,732
    2,130   GENUINE PARTS CO                                              44,064
      524   GRAINGER (W.W.), INC                                          20,763
      569   IKON OFFICE SOLUTIONS, INC                                     3,698
                                                                     -----------
                                                                          84,257
                                                                     -----------

WHOLESALE TRADE-NONDURABLE GOODS -- 1.14%

       50   BERGEN BRUNSWIG CORP (CLASS A)                                   234
      829   CARDINAL HEALTH, INC                                          34,662
    2,903   ENRON CORP                                                   197,922
      605   MCKESSON HBOC, INC                                            11,230
    1,347   SYSCO CORP                                                    38,726
                                                                     -----------
                                                                         282,774
                                                                     -----------

            TOTAL COMMON STOCK
            (COST $24,870,465)                                        24,532,409
                                                                     -----------
--------------------------------------------------------------------------------
  PRINCIPAL                                                             VALUE
--------------------------------------------------------------------------------

SHORT TERM INVESTMENT -- 0.63%

U.S. GOVERNMENT AGENCY -- 0.63%
            FEDERAL HOME LOAN BANK (FHLB)
 $156,000   5.540%, 03/13/00                                         $   155,952
                                                                     -----------
            TOTAL SHORT TERM INVESTMENT
            (COST $155,952)                                              155,952
                                                                     -----------
            TOTAL PORTFOLIO
            (COST $25,026,417)                                       $24,688,361
                                                                     ===========


----------

*  NON-INCOME PRODUCING

   THE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS THE AMOUNT DISCLOSED ABOVE.

TIAA-CREF MUTUAL FUNDS        STATEMENT OF INVESTMENTS      SHORT-TERM BOND FUND
                                   MARCH 10, 2000            SUMMARY BY INDUSTRY

--------------------------------------------------------------------------------
                                                         VALUE               %
--------------------------------------------------------------------------------

BONDS
CORPORATE BONDS
ASSET BACKED                                          $ 2,475,185          9.91%
BUSINESS SERVICES                                         484,030          1.94
COMMUNICATIONS                                          1,974,700          7.90
ELECTRIC, GAS, AND SANITARY SERVICES                    2,147,614          8.59
FOOD AND KINDRED PRODUCTS                                 484,705          1.94
FOOD STORES                                               989,240          3.96
GENERAL MERCHANDISE STORES                                494,655          1.98
INSTRUMENTS AND RELATED PRODUCTS                          499,175          2.00
NONDEPOSITORY INSTITUTIONS                              3,419,750         13.69
PETROLEUM AND COAL PRODUCTS                               708,900          2.84
SECURITY AND COMMODITY BROKERS                            495,075          1.98
TRANSPORTATION EQUIPMENT                                  491,939          1.96
                                                      -----------        ------
TOTAL CORPORATE BONDS
  (COST $14,707,399)                                   14,664,968         58.69
                                                      -----------        ------
GOVERNMENT BONDS
AGENCY SECURITIES                                       3,776,260         15.11
FOREIGN GOVERNMENT BOND                                    96,509          0.39
U.S. TREASURY SECURITIES                                4,884,985         19.55
                                                      -----------        ------
TOTAL GOVERNMENT BONDS
  (COST $8,767,555)                                     8,757,754         35.05
                                                      -----------        ------
TOTAL BONDS
  (COST $23,474,954)                                   23,422,722         93.74
                                                      -----------        ------
SHORT TERM INVESTMENT
U.S. GOVERNMENT AGENCY                                  1,252,614          5.01
                                                      -----------        ------
TOTAL SHORT TERM INVESTMENT
  (COST $1,252,614)                                     1,252,614          5.01
                                                      -----------        ------
TOTAL PORTFOLIO
  (COST $24,727,568)                                   24,675,336         98.75
OTHER ASSETS & LIABILITIES, NET                           311,621          1.25
                                                      -----------        ------
NET ASSETS                                            $24,986,957        100.00%
                                                      ===========        ======

TIAA-CREF MUTUAL FUNDS      STATEMENT OF INVESTMENTS        SHORT-TERM BOND FUND
                                 MARCH 10, 2000

--------------------------------------------------------------------------------
PRINCIPAL                                                RATINGS+       VALUE
--------------------------------------------------------------------------------

BONDS -- 93.74%

CORPORATE BONDS -- 58.69%

ASSET BACKED -- 9.91%
               ADVANTA MORTGAGE LOAN TRUST
                 SERIES 1998-1 (CLASS A3)
$1,500,000       6.270%, 12/25/17                          AAA        $1,477,065
               CONSECO FINANCE SECURITIZATIONS
                 CORP SERIES 2000-1 (CLASS A2)
 1,000,000       7.190%, 05/01/31                          AAA          998,120
                                                                     ----------
                                                                       2,475,185
                                                                      ----------
BUSINESS SERVICES -- 1.94%

               COMDISCO, INC (SR NOTE)
    500,000      6.000%, 01/30/02                         BAA1          484,030
                                                                      ----------
COMMUNICATIONS -- 7.90%
               U.S. WEST CAPITAL FUNDING, INC
                 (GUARANTEE NOTE)
  1,000,000      6.875%, 08/15/01                         BAA1          987,270
               MCI WORLDCOM, INC (SR NOTE)
  1,000,000      6.125%, 08/15/01                           A3          987,430
                                                                      ----------
                                                                       1,974,700
                                                                      ----------
ELECTRIC, GAS, AND SANITARY SERVICES -- 8.59%
               DUKE CAPITAL CORP (SR NOTE)
    200,000      7.250%, 10/01/04                           A3           198,244
               K N ENERGY, INC (SR NOTE)
  1,000,000      6.450%, 11/30/01                         BAA2           980,780
               WILLIAMS COS, INC
  1,000,000      6.200%, 08/01/02                         BAA2           968,590
                                                                     -----------
                                                                       2,147,614
                                                                     -----------
FOOD AND KINDRED PRODUCTS -- 1.94%
               DIAGEO CAPITAL PLC NOTE
    500,000      6.625%, 06/24/04                           A1           484,705
                                                                        --------
FOOD-STORES -- 3.96%
               SAFEWAY STORES, INC NOTE
  1,000,000      7.000%, 09/15/02                         BAA2           989,240
                                                                     -----------
GENERAL MERCHANDISE STORES -- 1.98%
               WAL-MART STORES, INC (SR NOTE)
    500,000      6.150%, 08/10/01                          AA2          494,655
                                                                     -----------
INSTRUMENTS AND RELATED PRODUCTS -- 2.00%
               RAYTHEON CO NOTE
    500,000   ^  7.900%, 03/01/03                         BAA2          499,175
                                                                     -----------
NONDEPOSITORY INSTITUTIONS -- 13.69%
               DAIMLER-CHRYSLER NA HOLDINGS
                 (MEDIUM TERM NOTE)
    500,000       6.670%, 02/15/02                          A1           494,880
               FORD MOTOR CREDIT CO NOTE
    500,000       6.550%, 09/10/02                          A1           489,895
    500,000       6.700%, 07/16/04                          A1           483,655
               GENERAL ELECTRIC CAPITAL CORP
                 (MEDIUM TERM NOTE)
    500,000       6.650%, 09/03/02                         AAA           494,340
               GENERAL MOTORS ACCEPTANCE
                 CORP NOTE
    500,000       6.850%, 06/17/04                          A2           486,490
               GENERAL MOTORS ACCEPTANCE
                 CORP NOTE
    500,000       6.750%, 12/10/02                          A2           490,810
               HOUSEHOLD FINANCE CORP NOTE
    500,000       5.875%, 11/01/02                          A2           479,680
                                                                     -----------
                                                                       3,419,750
                                                                     -----------
PETROLEUM AND COAL PRODUCTS -- 2.84%
               CONOCO, INC (SR NOTE)
    750,000       5.900%, 04/15/04                          A3           708,900
                                                                     -----------
SECURITY AND COMMODITY BROKERS -- 1.98%
               MORGAN STANLEY DEAN WITTER
    500,000       7.125%, 01/15/03                         AA3           495,075
                                                                     -----------
TRANSPORTATION EQUIPMENT -- 1.96%
               BOMBARDIER CAPITOL, INC NOTE
    500,000   ^  7.300%, 12/15/02                           A3           491,939
                                                                     -----------
TOTAL CORPORATE BONDS
  (COST $14,707,399)                                                  14,664,968
                                                                     -----------
GOVERNMENT BONDS -- 35.05%
AGENCY SECURITIES -- 15.11%
               FEDERAL HOME LOAN
                 MORTGAGE CORP (FHLMC)
   2,000,000      5.750%, 07/15/03                                     1,925,320
               FEDERAL NATIONAL MORTGAGE
                 ASSOCIATION (FNMA)
   2,000,000      4.750%, 11/14/03                                     1,850,940
                                                                     -----------
                                                                       3,776,260
                                                                     -----------
FOREIGN GOVERNMENT BOND -- 0.39%
               CANADA GOVERNMENT
     100,000      6.375%, 11/30/04                         AA2            96,509
                                                                     -----------
U.S. TREASURY SECURITIES -- 19.55%
               U.S. TREASURY NOTES
   1,500,000      6.250%, 02/15/03                                     1,486,170
   3,500,000      5.875%, 11/15/04                                     3,398,815
                                                                     -----------
                                                                       4,884,985
                                                                     -----------
TOTAL GOVERNMENT BONDS
 (COST $8,767,555)
                                                                       8,757,754
                                                                     -----------
TOTAL BONDS
 (COST $23,474,954)                                                   23,422,722
                                                                     -----------
SHORT TERM INVESTMENT -- 5.01%

U.S. GOVERNMENT AGENCY -- 5.01%
               FEDERAL HOME LOAN BANK (FHLB)
   1,253,000      5.540%, 03/13/00                                     1,252,614
                                                                     -----------
TOTAL SHORT TERM INVESTMENT
 (COST $1,252,614)                                                     1,252,614
                                                                     -----------
TOTAL PORTFOLIO
 (COST $24,727,568)                                                  $24,675,336
                                                                     ===========

----------
+  AS PROVIDED BY MOODY'S INVESTORS SERVICES (UNAUDITED)

^ SECURITY IS EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933 AND MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION TO QUALIFIED INSTITUTIONAL BUYERS.AT MARCH 10, 2000, THE VALUE OF THESE SECURITIES AMOUNTED TO $991,114 OR 3.97% OF NET ASSETS.

TIAA-CREF MUTUAL FUNDS                                      SHORT-TERM BOND FUND

-----------------
OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investment in debt securities, is as follows:

             MOODY'S RATINGS (Unaudited)
              AAA, AA, A                              42.06%
              BAA                                     20.96%

U.S. Government obligations represent 36.98% of the long-term debt portfolio value and are not reflected in the above ratings.

The cost of investments for federal income tax purposes is substantially the same as the amount disclosed above.

[TIAA CREF LOGO]

--------------------------------------------------------------------------------
                      REPORT OF MANAGEMENT RESPONSIBILITY


To the Shareholder of
TIAA-CREF Mutual Funds:

The accompanying financial statements of the High-Yield Bond and Tax-Exempt Bond Funds of TIAA-CREF Mutual Funds (the "Funds") are the responsibility of management. They have been prepared in accordance with accounting principles generally accepted in the United States and have been presented fairly and objectively in accordance with such principles.

The Funds have established and maintain a strong system of internal controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, the Funds' internal audit personnel provide a continuing review of the internal controls and operations of the Funds, and the internal Auditor regularly reports to the Audit Committee of the Funds' Board of Trustees.

The accompanying financial statements have been audited by the independent auditing firm of Ernst & Young LLP. The independent auditors' report, which appears on the following page, expresses an independent opinion on the fairness of presentation of these financial statements.

The Audit Committee of the Funds' Board of Trustees, consisting of trustees who are not officers of TIAA-CREF Mutual Funds, meets regularly with management, representatives of Ernst & Young LLP and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the financial statements of the Funds by the independent auditing firm, the Securities and Exchange Commission performs periodic examinations of the Funds' operations.


                                                      /s/ Martin E. Galt, III
                                                  ------------------------------
                                                             President


                                                       /s/ Richard L. Gibbs
                                                  ------------------------------
                                                   Executive Vice President and
                                                   Principal Accounting Officer

[] ERNST & YOUNG LLP        [] 787 Seventh Avenue         [] Phone: 212 773 3000
                               New York, New York 10019


                         REPORT OF INDEPENDENT AUDITORS

To the Shareholder and Board of Trustees of TIAA-CREF Mutual Funds:


We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the High-Yield Bond and Tax-Exempt Bond Funds (two of the Funds constituting TIAA-CREF Mutual Funds) (the "Funds") as of March 17, 2000 and the related statements of operations and changes in net assets and financial highlights for the period from March 1, 2000 (commencement of operations) to March 17, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 17, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the High-Yield Bond and Tax-Exempt Bond Funds of TIAA-CREF Mutual Funds at March 17, 2000 and the results of their operations, the changes in their net assets and the financial highlights for the period from March 1, 2000 to March 17, 2000, in conformity with accounting principles generally accepted in the United States.


                                                          /s/ ERNST & YOUNG LLP


March 23, 2000

                             TIAA-CREF MUTUAL FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 MARCH 17, 2000


                                                      High-Yield     Tax-Exempt
                                                       Bond Fund      Bond Fund
                                                     ------------    -----------
ASSETS
Investments, at cost .............................   $ 53,072,662    $28,515,977
Net unrealized appreciation (depreciation)
  of investments .................................       (213,172)       153,250
                                                     ------------    -----------
Investments, at value ............................     52,859,490     28,669,227
Cash .............................................          5,923        224,518
Interest receivable ..............................        979,433        285,321
                                                     ------------    -----------
                                      TOTAL ASSETS     53,844,846     29,179,066
                                                     ------------    -----------


LIABILITIES
Accrued expenses .................................          7,899          3,493
Payable for securities transactions ..............      3,890,266      3,974,888
                                                     ------------    -----------
                                 TOTAL LIABILITIES      3,898,165      3,978,381
                                                     ------------    -----------
                                       NET ASSETS    $ 49,946,681    $25,200,685
                                                     ============    ===========
Net assets consist of:
Paid in capital ..................................   $ 50,000,000    $25,000,000
Accumulated undistributed
  net investment income ..........................        159,853         47,435
Accumulated net unrealized appreciation
  (depreciation) on investments ..................       (213,172)       153,250
                                                     ------------    -----------
                                        NET ASSETS   $ 49,946,681    $25,200,685
                                                     ============    ===========
Outstanding shares of beneficial
  interest, unlimited shares authorized
  ($.0001 par value) .............................      5,000,000      2,500,000
                                                     ============    ===========
Net asset value per share ........................   $       9.99    $     10.08
                                                     ============    ===========


                       See notes to financial statements.

                             TIAA-CREF MUTUAL FUNDS
                            STATEMENTS OF OPERATIONS
                          FOR THE PERIOD MARCH 1, 2000
                          (COMMENCEMENT OF OPERATIONS)
                                TO MARCH 17, 2000

                                                     High-Yield     Tax-Exempt
                                                      Bond Fund      Bond Fund
                                                    ------------    -----------
INVESTMENT INCOME
Interest ........................................   $    167,752    $    50,928
                                                    ------------    -----------
Total income ....................................        167,752         50,928
                                                    ------------    -----------
EXPENSES
Management fees .................................         19,498          9,307
Trustee fees and expenses .......................              7              3
                                                    ------------    -----------
Total expenses before waiver ....................         19,505          9,310
Less expenses waived by the advisor .............        (11,606)        (5,817)
                                                    ------------    -----------
Net expenses ....................................          7,899          3,493
                                                    ------------    -----------
Net investment income ...........................        159,853         47,435
                                                    ------------    -----------
NET UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Change in unrealized appreciation
  (depreciation) on investments .................       (213,172)       153,250
                                                    ------------    -----------
Net change in unrealized appreciation
  (depreciation) on investments .................       (213,172)       153,250
                                                    ------------    -----------
Net increase (decrease) in net assets
  resulting from operations .....................   $    (53,319)   $   200,685
                                                    ============    ===========


                       See notes to financial statements.

                             TIAA-CREF MUTUAL FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                          FOR THE PERIOD MARCH 1, 2000
                          (COMMENCEMENT OF OPERATIONS)
                                TO MARCH 17, 2000

                                                      High-Yield     Tax-Exempt
                                                       Bond Fund      Bond Fund
                                                     ------------    -----------
INCREASE IN NET ASSETS
OPERATIONS:
Net investment income ............................   $    159,853    $    47,435
Net change in unrealized appreciation
  (depreciation) on investments ..................       (213,172)       153,250
                                                     ------------    -----------
Net increase (decrease) from operations ..........        (53,319)       200,685
                                                     ------------    -----------
SHAREHOLDER TRANSACTIONS:
Seed money contributed by TIAA ...................     50,000,000     25,000,000
                                                     ------------    -----------
Net increase from shareholder transactions .......     50,000,000     25,000,000
                                                     ------------    -----------
NET ASSETS, end of period ........................   $ 49,946,681    $25,200,685
                                                     ============    ===========

                       See notes to financial statements.

                             TIAA-CREF MUTUAL FUNDS
                              FINANCIAL HIGHLIGHTS
                          FOR THE PERIOD MARCH 1, 2000
                          (COMMENCEMENT OF OPERATIONS)
                                TO MARCH 17, 2000

                                                      High-Yield     Tax-Exempt
                                                       Bond Fund      Bond Fund
                                                     ------------    -----------
SELECTED PER SHARE DATA
Net asset value, beginning of period .............        $10.00         $10.00
                                                          ------         ------
Gain (loss) from investment operations:
Net investment income ............................           .03            .02
Net unrealized gain (loss) on investments ........          (.04)           .06
                                                          ------         ------
Total gain (loss) from investment operations .....          (.01)           .08
                                                          ------         ------
Net asset value, end of period ...................         $9.99         $10.08
                                                          ======         ======

TOTAL RETURN .....................................        (0.10%)         0.80%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands) .......       $49,947        $25,201
Ratio of expenses to average net assets

  before expense waiver ..........................         0.04%          0.04%
Ratio of expenses to average net assets
  after expense waiver ...........................         0.02%          0.02%
Ratio of net investment income to
 average net assets ..............................         0.34%          0.20%
Portfolio turnover rate ..........................         0.00%          0.00%

The percentages shown above are not annualized


                       See notes to financial statements.

TIAA-CREF MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 17, 2000

NOTE 1. ORGANIZATION

TIAA-CREF Mutual Funds is a Delaware business trust that was organized on January 13, 1997 and is registered with the Securities and Exchange Commission ("Commission") under the Investment Company Act of 1940 as an open-end management investment company. It currently consists of eleven series, the Money Market Fund which invests primarily in high quality short-term money market instruments; the Bond PLUS Fund which invests primarily in a broad range of debt securities; the Short-Term Bond Fund which invests primarily in a broad range of short-term debt securities; the High-Yield Bond Fund which invests primarily in lower rated, high-yielding income bearing debt securities; the Tax-Exempt Bond Fund which invests primarily in investment grade municipal securities; the Growth & Income Fund which invests in a broadly diversified portfolio of common stocks selected for their investment potential; the Growth Equity Fund which invests in stocks of companies in new or emerging areas of the economy and companies with distinctive products or promising market conditions; the Equity Index Fund which is designed to track the United States equity market as a whole; the Social Choice Equity Fund which invests primarily in a diversified set of common stocks and attempts to track the return of the United States stock market while investing only in companies whose activities are consistent with the fund's social criteria; the International Equity Fund which invests in a broadly diversified portfolio of primarily foreign equity securities; and the Managed Allocation Fund which invests in the TIAA-CREF Mutual Funds' other investment funds.

These financial statements include the High-Yield Bond and Tax-Exempt Bond Funds (the "Funds"), each of which commenced operations with an investment by Teachers Insurance and Annuity Association of America ("TIAA") on March 1, 2000 of $50,000,000 and $25,000,000, respectively. Upon becoming effective with the Commission, the Funds intend to publicly offer their shares, without a sales load, through their distributor, Teachers Personal Investors Services, Inc. ("TPIS"), a wholly-owned indirect subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Teachers Advisors, Inc. ("Advisors"), a wholly-owned indirect subsidiary of TIAA, which is registered with the Commission as an investment adviser, provides investment management services for the Funds and is also responsible for providing, or obtaining at its own expense, the services reasonably necessary for the ordinary operation of the Funds. Advisors has borne any costs necessary to organize the Funds.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds, which are in conformity with accounting principles generally accepted in the United States.

VALUATION OF INVESTMENTS: Securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported, except for bonds which are valued at the most recent bid price or the equivalent quoted yield of such bonds. Money Market instruments are valued at fair market value, except for such instruments within 60 days to maturity, which are valued at amortized cost, which approximates market value. The amortized cost method initially values securities at original cost and assumes a constant amortization to maturity of any discount or premium. Portfolio securities for which market quotations are not readily available (including restricted securities) are valued at fair value, as determined in good faith under the direction of the Board of Trustees.

ACCOUNTING FOR INVESTMENTS: Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Realized gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recognized on the accrual basis, and discounts and premiums on short term money market instruments are amortized using the effective yield method.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS: The Funds may purchase securities on a when-issued or delayed delivery basis. In addition to the normal market risks, this exposes the Funds to the risk that the transaction may not be consummated. The price and interest rate of such securities is fixed at trade date. For when-issued purchases, a Fund does not earn interest on such security until settlement date.

RESTRICTED SECURITIES: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income, if any, for the Funds are declared and paid monthly. Distributions from realized gains, if any, are declared and paid annually for each of the Funds. Undistributed net investment income and accumulated undistributed net realized gain (loss) on total investments may include temporary book and tax differences which will reverse in a subsequent period. Any permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among the respective components of net assets.

FEDERAL INCOME TAXES: The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and will therefore not be subject to income taxes to the extent that they distribute substantially all taxable income each year.

NOTE 3. MANAGEMENT AGREEMENT

Under the terms of an Investment Management Agreement, each Fund pays a fee for the management and administration of the Funds, based on the average daily net assets of each Fund. Advisors has currently waived its right to receive a portion of its fee from each Fund until July 1, 2003. As a result, during such waiver period, Advisors will receive the following annual percentages of each Fund's average daily net assets:

                                Management                        Management Fee
                                    Fee            Waiver          After Waiver
                                ----------         -------         -------------
High-Yield Bond Fund                  0.84%            0.50%              0.34%
Tax-Exempt Bond Fund                  0.80%            0.50%              0.30%


NOTE 4. INVESTMENTS



As of March 17, 2000, net unrealized appreciation (depreciation) of investments, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:


                                                                Net Unrealized
                                  Gross Unrealized               Appreciation
                           Appreciation       Depreciation      (Depreciation)
                           ------------        -----------      --------------
High-Yield Bond Fund         $111,066           $324,238          ($213,172)
Tax-Exempt Bond Fund          157,699              4,449            153,250

Purchases and sales of portfolio securities, other than short-term money market instruments, for the Funds for the period from March 1, 2000 (commencement of operations) to March 17, 2000, were as follows:


                                           Purchases                    Sales
                                           ----------                -----------
High-Yield Bond Fund                      $40,674,469                $   252,813
Tax-Exempt Bond Fund                       49,216,811                 20,700,000

NOTE 5. TRUSTEE FEES

Each Fund pays the Trustees who are not also officers or affiliated persons of the Funds, certain remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their services as Trustees from the Funds.

TIAA-CREF MUTUAL FUNDS      STATEMENT OF INVESTMENTS        HIGH-YIELD BOND FUND
                                 March 17, 2000              SUMMARY BY INDUSTRY

--------------------------------------------------------------------------------
                                                         VALUE            %
--------------------------------------------------------------------------------
BONDS
CORPORATE BONDS
AMUSEMENT AND RECREATION SERVICES                    $  3,036,250        6.08%
AUTO REPAIR, SERVICES AND PARKING                         751,251        1.50
BUSINESS SERVICES                                       1,417,500        2.84
CHEMICALS AND ALLIED PRODUCTS                           1,925,000        3.85
COAL MINING                                               908,750        1.82
COMMUNICATIONS                                          8,971,875       17.96
DEPOSITORY INSTITUTIONS                                 1,249,955        2.50
ELECTRIC, GAS, AND SANITARY SERVICES                    2,568,750        5.14
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT                 1,130,625        2.26
FOOD AND KINDRED PRODUCTS                                 263,250        0.53
FOOD STORES                                             1,010,000        2.02
FURNITURE AND FIXTURES                                    931,250        1.86
GENERAL BUILDING CONTRACTORS                              452,890        0.91
HEALTH SERVICES                                         3,138,677        6.28
HOTELS AND OTHER LODGING PLACES                           987,500        1.98
LEATHER AND LEATHER PRODUCTS                              211,250        0.42
MISCELLANEOUS MANUFACTURING INDUSTRIES                    932,500        1.87
OIL AND GAS EXTRACTION                                  1,224,375        2.45
PAPER AND ALLIED PRODUCTS                               1,253,750        2.51
PERSONAL SERVICES                                         501,250        1.00
PRIMARY METAL INDUSTRIES                                1,662,500        3.33
PRINTING AND PUBLISHING                                 2,332,500        4.67
TEXTILE MILL PRODUCTS                                     491,250        0.99
TRANSPORTATION EQUIPMENT                                2,004,915        4.03
WHOLESALE TRADE-NONDURABLE GOODS                          131,250        0.26
                                                     ------------      ------
TOTAL CORPORATE BONDS
 (COST $39,698,210)                                    39,489,063       79.06
                                                     ------------      ------
TOTAL BONDS
 (COST $39,698,210)                                    39,489,063       79.06
                                                     ------------      ------
PREFERRED STOCK
COMMUNICATIONS                                            501,250        1.00
PRINTING AND PUBLISHING                                   475,000        0.95
                                                     ------------      ------
TOTAL PREFERRED STOCK
 (COST $980,275)                                          976,250        1.95
                                                     ------------      ------
SHORT TERM INVESTMENT
U.S. GOVERNMENT AGENCY                                 12,394,177       24.82
                                                     ------------      ------
TOTAL SHORT TERM INVESTMENT
 (COST $12,394,177)                                    12,394,177       24.82
                                                     ------------      ------
TOTAL PORTFOLIO
 (COST $53,072,662)                                    52,859,490      105.83
OTHER ASSETS & LIABILITIES, NET                        (2,912,809)      (5.83)
                                                     ------------      ------
NET ASSETS                                           $ 49,946,681      100.00%
                                                     ============      ======

TIAA-CREF MUTUAL FUNDS      STATEMENT OF INVESTMENTS        HIGH-YIELD BOND FUND
                                 March 17, 2000

--------------------------------------------------------------------------------
        PRINCIPAL                                  RATINGS+              VALUE
--------------------------------------------------------------------------------

BONDS -- 79.06%

CORPORATE BONDS -- 79.06%

AMUSEMENT AND RECREATION SERVICES -- 6.08%
                    BOYD GAMING CORP
                      (GUARANTEE NOTE)
$     250,000         9.250%, 10/01/03                     BA3       $   247,500
      250,000         9.500%, 07/15/07                      B1           233,125
                    HARRAH'S OPERATING CO,INC
                      (GUARANTEE NOTE)
      500,000         7.875%, 12/15/05                     BA2           466,250
                    PREMIER PARKS, INC
                      (SR NOTE)
    1,000,000         9.750%, 06/15/07                      B3           955,000
      250,000         10.000%, 04/01/08                     B3           162,500
                    SIX FLAGS ENTERTAINMENT
                      (GUARANTEE NOTE)
      500,000         8.875%, 04/01/06                      B2           472,500
                    YANKEENETS LLC
                      (SR NOTE)
      500,000     ^  12.750%, 03/01/07                      B1           499,375
                                                                       ---------
                                                                       3,036,250
                                                                       ---------
AUTO REPAIR, SERVICES AND PARKING -- 1.50%
                     AVIS RENT A CAR,INC
                       (GUARANTEE NOTE)
       500,000         11.000%, 05/01/09                    B2           500,000
                     TENNECO AUTOMOTIVE, INC
                       (SR NOTE)
       250,000         11.625%, 10/15/09                    B2           251,251
                                                                       ---------
                                                                         751,251
                                                                       ---------
BUSINESS SERVICES -- 2.84%
                     LAMAR MEDIA CORP
                       (GUARANTEE NOTE)
     1,000,000         8.625%, 09/15/07                     B1           960,000
                     UNITED RENTALS, INC
                       (GUARANTEE NOTE)
       500,000         9.250%, 01/15/09                     B1           457,500
                                                                       ---------
                                                                       1,417,500
                                                                       ---------
CHEMICALS AND ALLIED PRODUCTS -- 3.85%
                     BORDEN CHEMICAL & PLASTICS NOTE
       500,000         9.500%, 05/01/05                     B1           475,000
                     GEORGIA GULF CORP (SR NOTE)
       500,000     ^  10.375%, 11/01/07                     B1           511,250
                     LYONDELL CHEMICAL CO (SR NOTE)
       250,000         9.625%, 05/01/07                    BA3           236,250
       250,000         10.875%, 05/01/09                    B2           235,000
                     SCOTTS CO (SR NOTE)
       500,000         8.625%, 01/15/09                     B2           467,500
                                                                       ---------
                                                                       1,925,000
                                                                       ---------
+     AS PROVIDED BY MOODY'S INVESTORS SERVICES (UNAUDITED)

COAL MINING -- 1.82%
                    P&L COAL HOLDINGS
                      (GUARANTEE NOTE)
    1,000,000         9.625%, 05/15/08                      B2           908,750
                                                                       ---------
COMMUNICATIONS -- 17.96%
                       ADELPHIA COMMUNICATIONS
                         (SR NOTE)
      500,000         7.750%, 01/15/09                      B1           432,500
                    ADVANSTAR COMMUNICATIONS
                      (GUARANTEE NOTE)
      500,000         9.250%, 05/01/08                      B2           462,500
                    ALLBRITTON COMMUNICATIONS
                      (SR NOTE)
      500,000         8.875%, 02/01/08                      B3           462,500
                    CENTURY COMMUNICATIONS
                      (SR NOTE)
      250,000         0.000%, 01/15/08                      B1           105,000
                    CHANCELLOR MEDIA AMFM, INC
                      (GUARANTEE NOTE)
    1,000,000         8.000%, 11/01/08                      A2           985,000
                    CHARTER COMMUNICATIONS HOLDINGS
                      (SR NOTE)
      500,000         8.625%, 04/01/09                      B2           452,500
                     FLAG TELECOMMUNICATION HOLDINGS LTD
                      (SR NOTE)
    1,000,000     ^  11.625%, 03/30/10                      B2           985,000
                    GLOBAL CROSSING HOLDINGS LTD
                      (SR NOTE)
    1,000,000         9.500%, 11/15/09                      A2           992,500
                    GRAY COMMUNICATIONS SYSTEMS, INC
                      (GUARANTEE NOTE)
      500,000         10.625%, 10/01/06                     B3           505,000
                    HYPERION TELECOMMUNICATIONS
                      (SR NOTE)
    1,000,000         13.000%, 04/15/03                     B3           922,500
                    NEXTEL COMMUNICATIONS
                      (SR NOTE)
    1,250,000         9.375%, 11/15/09                      B1         1,221,875
                    PIERCE LEAHY COMMUNICATIONS
                      (GUARANTEE NOTE)
      500,000         8.125%, 05/15/08                      B3           435,000
                    WILLIAMS COMMUNICATIONS GROUP, INC
                      (SR NOTE)
    1,000,000         10.875%, 10/01/09                     B2         1,010,000
                                                                       ---------
                                                                       8,971,875
                                                                       ---------
DEPOSITORY INSTITUTIONS -- 2.50%
                    DR HORTON, INC
                      (SR NOTE)
      500,000         10.500%, 04/01/05                    BA1           498,050
                    SOVEREIGN BANCORP
                      (SR NOTE)
      750,000         10.250%, 05/15/04                    BA3           751,905
                                                                       ---------
                                                                       1,249,955
                                                                       ---------
ELECTRIC, GAS, AND SANITARY SERVICES -- 5.14%
                    ALLIED WASTE NA

                      (GUARANTEE NOTE)

      250,000         10.000%, 08/01/09                     B2           195,000

TIAA-CREF MUTUAL FUNDS                                      HIGH-YIELD BOND FUND

--------------------------------------------------------------------------------
        PRINCIPAL                                          RATINGS+     VALUE
--------------------------------------------------------------------------------

ELECTRIC, GAS, AND SANITARY SERVICES -- (Continued)
    $1,000,000         7.625%, 01/01/06                      BA3     $   850,000
                     AZURIX CORP (SR NOTE)
       500,000      ^  10.750%, 02/15/10                     BA3         502,500
                     LEVIATHAN GAS PIPE CORP
                       (GUARANTEE NOTE)
       500,000         10.375%, 06/01/09                      B2         511,250
                     STERICYCLE, INC
                       (GUARANTEE NOTE)
       500,000         12.375%, 11/15/09                      B3         510,000
                                                                     -----------
                                                                       2,568,750
                                                                     -----------
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT -- 2.26%
                     UNITED PAN-EUROPE COMMUNICATIONS
                       (SR NOTE)
     1,000,000      ^  11.250%, 02/01/10                      B2       1,000,000
       250,000      ^  13.750%, 02/01/10                      B2         130,625
                                                                     -----------
                                                                       1,130,625
                                                                     -----------
FOOD AND KINDRED PRODUCTS -- 0.53%
                     PACKAGED ICE, INC
                       (GUARANTEE NOTE)
       300,000         9.750%, 02/01/05                       B3         263,250
                                                                     -----------
FOOD STORES -- 2.02%
                     SBARRO, INC (SR NOTE)
     1,000,000      ^  11.000%, 09/15/09                     BA3       1,010,000
                                                                     -----------
FURNITURE AND FIXTURES -- 1.86%
                     LEAR CORP (SR NOTE)
     1,000,000         8.110%, 05/15/09                      BA1         931,250
                                                                     -----------
GENERAL BUILDING CONTRACTORS -- 0.91%
                     LENNAR CORP (SR NOTE)
       500,000         7.625%, 03/01/09                      BA1         452,890
                                                                     -----------
HEALTH SERVICES -- 6.28%
                     COLUMBIA/HCA
                       (MEDIUM TERM NOTE)
     1,000,000         8.120%, 08/04/03                      BA2         962,270
                     EXPRESS SCRIPTS, INC (SR NOTE)
       500,000         9.625%, 06/15/09                      BA2         475,000
                     HEALTHSOUTH CORP (SR NOTE)
       750,000         9.500%, 04/01/01                      BA2         746,407
                     TENET HEALTHCARE CORP
                       (SR NOTE)
     1,000,000         8.000%, 01/15/05                      BA1         955,000
                                                                     -----------
                                                                       3,138,677
                                                                     -----------
HOTELS AND OTHER LODGING PLACES -- 1.98%
                     PARK PLACE ENTERTAINMENT
                       (SR NOTE)
     1,000,000      ^  9.375%, 02/15/07                      BA2         987,500
                                                                     -----------
LEATHER AND LEATHER PRODUCTS -- 0.42%
                     SAMSONITE CORP (SR NOTE)
       250,000         10.750%, 06/15/08                    CAA1         211,250
                                                                     -----------
MISCELLANEOUS MANUFACTURING
INDUSTRIES -- 1.87%
                     INTERNATIONAL GAME TECHNOLOGY
                       (SR NOTE)
       500,000         7.875%, 05/15/04                      BA1         471,250
       500,000         8.375%, 05/15/09                      BA1         461,250
                                                                     -----------
                                                                         932,500
                                                                     -----------
OIL AND GAS EXTRACTION -- 2.45%
                     CHESAPEAKE ENERGY CORP
                       (GUARANTEE NOTE)
       750,000      ^  9.625%, 05/01/05                       B3         718,125
                     EOTT ENERGY PARTNERS
                       (GUARANTEE NOTE)
       500,000         11.000%, 10/01/09                     BA2         506,250
                                                                     -----------
                                                                       1,224,375
                                                                     -----------
PAPER AND ALLIED PRODUCTS -- 2.51%
                     BUHRMANN, INC (SR NOTE)
       750,000      ^  12.250%, 11/01/09                      B2         772,500
                     TEMBEC INDUSTRIES, INC
                       (GUARANTEE NOTE)
       500,000         8.625%, 06/30/09                      BA2         481,250
                                                                     -----------
                                                                       1,253,750
                                                                     -----------
PERSONAL SERVICES -- 1.00%
                     COINMACH CORP (SR NOTE)
       500,000         11.750%, 11/15/05                      B2         501,250
                                                                     -----------
PRIMARY METAL INDUSTRIES -- 3.33%
                     AK STEEL CORP
                       (SR NOTE)
       250,000         9.125%, 12/15/06                      BA2         246,250
     1,000,000         7.875%, 02/15/09                      BA2         920,000
                     LTV CORP (SR NOTE)
       500,000         11.750%, 11/15/09                     BA3         496,250
                                                                       ---------
                                                                       1,662,500
                                                                       ---------
PRINTING AND PUBLISHING -- 4.67%
                     HOLLINGER INTERNATIONAL PUBLISHING
                       (GUARANTEE NOTE)
     1,000,000         9.250%, 02/01/06                      BA3         942,500
       500,000         9.250%, 03/15/07                      BA3         472,500
                     LIBERTY GROUP OPERATING
                       (GUARANTEE NOTE)
       500,000         9.375%, 02/01/08                       B3         465,000
                     PRIMEDIA, INC
                       (GUARANTEE NOTE)
       500,000         7.625%, 04/01/08                      BA3         452,500
                                                                     -----------
                                                                       2,332,500
                                                                     -----------

+  AS PROVIDED BY MOODY'S INVESTORS SERVICES (UNAUDITED)

TIAA-CREF MUTUAL FUNDS                                      HIGH-YIELD BOND FUND

--------------------------------------------------------------------------------
        PRINCIPAL                                          RATINGS+     VALUE
--------------------------------------------------------------------------------

TEXTILE MILL PRODUCTS -- 0.99%
                  COLLINS & AIKMAN PRODUCTS
                    (GUARANTEE NOTE)
$   500,000         11.500%, 04/15/06                        B2      $   491,250
                                                                     -----------
TRANSPORTATION EQUIPMENT -- 4.03%
                  FEDERAL MOGUL CORP
                    (GUARANTEE NOTE)
  1,000,000         7.500%, 01/15/09                        BA2          845,540
                  SEQUA CORP (SR NOTE)
  1,250,000         9.000%, 08/01/09                        BA2        1,159,375
                                                                     -----------
                                                                       2,004,915
                                                                     -----------
WHOLESALE TRADE-NONDURABLE GOODS -- 0.26%
                  APP CHINA GROUP LTD NOTE
    150,000    ^  14.000%, 03/15/10                          B3          131,250
                                                                     -----------
TOTAL CORPORATE BONDS
   (COST $39,698,210)                                                 39,489,063
                                                                     -----------
TOTAL BONDS
  (COST $39,698,210)                                                  39,489,063
                                                                     -----------
+     AS PROVIDED BY MOODY'S INVESTORS SERVICES.

--------------------------------------------------------------------------------
SHARES/PRINCIPAL VALUE                                          VALUE
--------------------------------------------------------------------------------

PREFERRED STOCK -- 1.95%

COMMUNICATIONS -- 1.00%
      5,000       GLOBAL CROSSING HOLDINGS LTD                       $   501,250
                                                                     -----------
PRINTING AND PUBLISHING -- 0.95%
      5,000       PRIMEDIA, INC                                          475,000
                                                                     -----------
TOTAL PREFERRED STOCK
  (COST $980,275)
                                                                         976,250
                                                                     -----------
SHORT TERM INVESTMENT-- 24.82%

U.S. GOVERNMENT AGENCY -- 24.82%
                  FEDERAL HOME LOAN MORTGAGE CORP
                    (FHLMC)
$12,398,000         5.550%, 03/20/00                                  12,394,177
                                                                     -----------
TOTAL SHORT TERM INVESTMENT
                    (COST $12,394,177)                                12,394,177
                                                                     -----------
     TOTAL PORTFOLIO
                    (COST $53,072,662)                               $52,859,490
                                                                     ===========

   ------------------------------
^ SECURITY IS EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933 AND MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 17, 2000, THE VALUE OF THESE SECURITIES AMOUNTED TO $7,248,125 OR 14.51% OF NET ASSETS.

   -----------------
   OTHER INFORMATION

   The composition of long-term debt holdings as a percentage of total value of investment in debt securities, is as follows:

                    MOODY'S RATINGS (Unaudtied)
                     BA                              49.39%
                     B                               50.07%
                     CAA                              0.54%

The cost of investments for federal income tax purposes is substantially the same as the amount disclosed above.

TIAA-CREF MUTUAL FUNDS      STATEMENT OF INVESTMENTS        TAX-EXEMPT BOND FUND
                                 MARCH 17, 2000

--------------------------------------------------------------------------------
        PRINCIPAL                                                  VALUE
--------------------------------------------------------------------------------

BONDS -- 113.76%

MUNICIPAL BONDS -- 113.76%

ALABAMA -- 4.34%
                WEST JEFFERSON AMUSEMENT &
                   PUBLIC PARK AUTHORITY
$  1,000,000       7.500%, 12/01/08                                   $1,093,090
                                                                      ----------
ARKANSAS -- 4.12%
                ARKANSAS STATE DEVELOPMENT AUTHORITY
                  (MORTGAGE REVENUE)
   1,000,000       6.600%, 07/01/17                                    1,037,710
                                                                      ----------
CONNECTICUT -- 4.13%
                CONNECTICUT STATE HEALTH & EDUCATIONAL FACILITY
                  (AUTHORITY REVENUE)
   1,000,000       6.750%, 07/01/12                                    1,040,150
                                                                      ----------
DISTRICT OF COLUMBIA -- 8.17%
                DISTRICT OF COLUMBIA
   1,000,000       5.500%, 06/01/10                                    1,007,980
                DISTRICT OF COLUMBIA (HOSPITAL REVENUE)
   1,000,000       6.000%, 08/15/10                                    1,052,130
                                                                      ----------
                                                                       2,060,110
                                                                      ----------
FLORIDA -- 3.99%
                CLAY COUNTY FLORIDA SCHOOL BOARD
                  (CERT PARTICIPATION)
   1,000,000       5.375%, 07/01/12                                    1,005,810
                                                                      ----------
ILLINOIS -- 4.19%
                CHICAGO CITY COLLEGES CAPITAL IMPROVEMENT
   1,000,000       6.000%, 01/01/11                                    1,055,560
                                                                      ----------
KENTUCKY -- 3.58%
                KENTUCKY STATE TURNPIKE AUTHORITY TOLL
     870,000       6.000%, 07/01/11                                      906,357
                                                                      ----------
MASSACHUSETTS -- 12.49%
                HOLDEN MASSACHUSETTS
                  (GENERAL OBLIGATION)
   1,000,000       6.000%, 03/01/13                                    1,048,710
                MASSACHUSETTS STATE CONSTRUCTION
                  (GENERAL OBLIGATION)
   1,000,000       6.000%, 02/01/11                                    1,058,450
                MASSACHUSETTS STATE PORT AUTHORITY
   1,000,000       5.750%, 07/01/11                                    1,040,800
                                                                      ----------
                                                                       3,147,960
                                                                      ----------
MISSISSIPPI -- 3.66%
                PERRY COUNTY POLLUTION CONTROL
                   (LEAF RIVER FOREST PROJECT)
   1,000,000       5.200%, 10/01/12                                      921,250
                                                                      ----------
MISSOURI -- 3.99%
                MISSOURI STATE ENVIRONMENTAL
                   IMPROVEMENT & ENERGY RESOURCES
   1,000,000       5.800%, 09/01/09                                    1,005,930
                                                                      ----------
NEVADA -- 3.58%
                CLARK COUNTY NEVADA POLLUTION CONTROL
                   REVENUE
   1,000,000       5.300%, 10/01/11                                      902,850
                                                                      ----------
NEW JERSEY -- 3.97%
                NEW JERSEY ECONOMIC DEVELOPMENT
                   (AUTHORITY REVENUE)
$  1,000,000       3.400%, 12/01/21                                   $1,000,000
                                                                      ----------
NEW YORK -- 13.08%
                NEW YORK STATE DORM AUTHORITY
                   (FHA & PRESBYTERIAN HOSPITAL)
   1,000,000       5.500%, 02/01/11                                    1,012,560
                NEW YORK ADJ-SUBSER B-2
                   (GENERAL OBLIGATION)
   1,000,000       3.400%, 08/15/18                                    1,000,000
                NEW YORK CITY MUNICIPAL
                   WATER FINANCE AUTHORITY
     300,000       3.400%, 06/15/25                                      300,000
                SUFFOLK COUNTY NEW YORK WATERWORK
                   (AUTHORITY REVENUE)
   1,000,000       5.000%, 06/01/10                                      983,010
                                                                      ----------
                                                                       3,295,570
                                                                      ----------
NORTH CAROLINA -- 4.16%
                NORTH CAROLINA MUNICIPAL POWER AGENCY
                   (CATAWBA ELECTRIC REVENUE)
   1,000,000       6.000%, 01/01/11                                    1,048,850
                                                                      ----------
OHIO -- 8.05%
                MONTGOMERY COUNTY OHIO REVENUE
                   (CATHOLIC HEALTH)
   1,000,000       6.000%, 12/01/10                                    1,028,750
                OHIO STATE AIR QUALITY DEVELOPMENT
                   (AUTHORITY REVENUE)
   1,000,000       3.400%, 12/01/15                                    1,000,000
                                                                      ----------
                                                                       2,028,750
                                                                      ----------
TEXAS -- 8.04%
                HOUSTON TEXAS AIRPORT (SYSTEMS REVENUE)
   1,000,000       5.800%, 07/01/10                                    1,027,660
                RICHARDSON TEXAS
                   (HOTEL OCCUPANCY CERTIFICATE)
   1,000,000       5.450%, 02/15/12                                      997,820
                                                                      ----------
                                                                       2,025,480
                                                                      ----------
UTAH -- 4.00%
                JORDAN UTAH SCHOOL DISTRICT
   1,000,000       5.250%, 06/15/09                                    1,007,930
                                                                      ----------
VIRGINIA -- 3.97%
                ROANOKE VIRGINIA INDUSTRIAL DEVELOPMENT
                   AUTHORITY (HOSPITAL REVENUE)
   1,000,000       3.450%, 07/01/27                                    1,000,000
                                                                      ----------
WASHINGTON -- 8.27%
                WASHINGTON STATE PUBLIC POWER SUPPLY SYSTEM
                   (NUCLEAR PROJECT)
   1,000,000       5.750%, 07/01/09                                    1,026,870
                WASHINGTON STATE
                   (GENERAL OBLIGATION)
   1,000,000       6.000%, 01/01/10                                    1,056,210
                                                                      ----------
                                                                       2,083,080
                                                                      ----------

TIAA-CREF MUTUAL FUNDS                                      TAX-EXEMPT BOND FUND

--------------------------------------------------------------------------------
        PRINCIPAL                                                     VALUE
--------------------------------------------------------------------------------

WEST VIRGINIA -- 3.98%

                KANAWHA COUNTY WEST VIRGINIA POLLUTION
                   (CONTROL REVENUE)

$  1,000,000       5.400%, 09/01/07                                 $ 1,002,790
                                                                    -----------
TOTAL MUNICIPAL BONDS
  (COST $28,515,977)                                                 28,669,227
                                                                    -----------
TOTAL PORTFOLIO
  (COST $28,515,977)                                                 28,669,227
OTHER ASSETS AND LIABILITIES-- (13.76%)                              (3,468,542)
                                                                    -----------
NET ASSETS                                                          $25,200,685
                                                                    ===========

----------
THE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS THE AMOUNT DISCLOSED ABOVE.